UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number:
811-07816
PCM Fund, Inc.
(Exact name of registrant as specified in charter)
1633 Broadway, New York, NY 10019
(Address of principal executive offices)
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)
650 Newport Center Drive, Newport Beach, CA 92660
(Name and address of agent for service)
Copies to:
David C. Sullivan
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Registrant’s telephone number, including area code: (844) 337-4626
Date of fiscal year end: June 30
Date of reporting period: June 30, 2023
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.
The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS
Annual Report

June 30, 2023

PCM Fund, Inc. | PCM | NYSE

PIMCO Global StocksPLUS
®
& Income Fund | PGP | NYSE

PIMCO Strategic Income Fund, Inc. | RCS | NYSE

PIMCO Access Income Fund | PAXS | NYSE

PIMCO Dynamic Income Fund | PDI | NYSE

PIMCO Dynamic Income Opportunities Fund | PDO | NYSE

(1)	Consolidated Schedule of Investments

Market Insights

Dear Shareholder,

This annual report covers the
12-month
reporting period ended June 30, 2023 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of certain factors that affected performance during the reporting period.

Amid elevated inflation in many countries during the reporting period, the global economy faced challenges from higher interest rates, tighter credit conditions stemming from the turmoil in the banking sector (especially in the United States (“U.S.”)), and geopolitical concerns. While the U.S. economy showed signs of resilience, some European economies experienced slower growth over the reporting period.

Continued central bank efforts to combat inflation

While inflation remained elevated over the reporting period, many central banks raised interest rates to rein in rising prices. The U.S. Federal Reserve (the “Fed”) raised the federal funds rate at 10 consecutive meetings, beginning in March 2022 through May 2023. In June 2023, the Fed then paused from raising rates in order to “assess additional information and its implications for monetary policy.” Meanwhile, the Bank of England and European Central Bank raised interest rates for the 13 th
and eighth consecutive time, respectively, as of June 2023. In contrast, the Bank of Japan maintained its accommodative monetary policy stance.

Mixed financial market returns

The yield on the benchmark
10-year
U.S. Treasury rose over the reporting period, as did
10-year
bond yields in most other developed market countries. The overall global credit bond market delivered positive total returns. Higher-rated global bonds underperformed lower-rated bonds. Global equities rallied, while commodity prices were volatile and produced mixed returns. The U.S. dollar weakened against the euro and the British pound, but appreciated against the Japanese yen.

Amid evolving conditions, we will continue to work diligently to navigate global markets and manage the assets that you have entrusted with us. We encourage you to speak with your financial advisor about your goals, and visit global.pimco.com for our latest insights.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Total Returns of Certain Asset Classes for the Period Ended June 30, 2023

Asset Class (as measured by, currency)	12-Month

U.S. large cap equities (S&P 500 Index, USD)	19.59%

Global equities (MSCI World Index, USD)	18.51%

European equities (MSCI Europe Index, EUR)	16.72%

Emerging market equities (MSCI Emerging Markets Index, EUR)	1.75%

Japanese equities (Nikkei 225 Index, JPY)	28.61%

Emerging market local bonds (JPMorgan Government Bond Index-Emerging Markets Global Diversified Index, USD Unhedged)	11.38%

Emerging market external debt (JPMorgan Emerging Markets Bond Index (EMBI) Global, USD Hedged)	6.85%

Below investment grade bonds (ICE BofAML Developed Markets High Yield Constrained Index, USD Hedged)	9.48%

Global investment grade credit bonds (Bloomberg Global Aggregate Credit Index, USD Hedged)	1.36%

Fixed-rate, local currency government debt of investment grade countries (Bloomberg Global Treasury Index, USD Hedged)	0.07%
Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions or are appropriate for all investors and each investor should evaluate their ability to invest for the long-term, especially during periods of downturn in the market. Outlook and strategies are subject to change without notice.

2	PIMCO CLOSED-END FUNDS

Important Information About the Funds

Information regarding each Fund’s principal investment strategies, principal risks and risk management strategies, the effects of each Fund’s leverage, and each Fund’s fundamental investment restrictions, including a summary of certain changes thereto during the most recent fiscal year, can be found within the relevant sections of this report. Please refer to the Table of Contents for further information.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and 2023. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

A Fund may enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a
10-year
U.S. treasury) that have different effective dates with respect to interest accrual time periods also for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) that are not part of a Fund’s duration or yield curve management strategies. In such a “paired swap transaction”, a Fund would generally enter into one or more interest rate swap agreements whereby a Fund agrees to make regular payments starting at the time a Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). A Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, a Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

A Fund may engage in investment strategies, including those that employ the use of paired swaps transactions, the use of interest rate swaps to seek to capitalize on differences between short-term and long-term interest rates and other derivatives transactions, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when a Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or a Fund’s debt investments, or arising from its use of derivatives. For instance, a portion of a Fund’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that a Fund will later realize a corresponding capital loss and potential decline in its NAV with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of a Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments or Consolidated Schedule of Investments, as applicable, sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

ANNUAL REPORT	|	JUNE 30, 2023	3

Important Information About the Funds	(Cont.)

The geographical classification of foreign
(non-U.S.)
securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

In February 2022, Russia launched an invasion of Ukraine. As a result, Russia and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures have had and may continue to have an adverse effect on the Russian, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European, and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Further, a Fund may have investments in securities and instruments that are economically tied to the region and may have been negatively impacted by the sanctions and counter-sanctions by Russia, including declines in value and reductions in liquidity. The sanctions may cause a Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that a Fund may no longer seek to hold. PIMCO will continue to actively manage these positions in the best interests of a Fund and its shareholders.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. In March 2021, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants adopt new reference rates for affected instruments. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies, such as the Funds, frequently trade at a discount from their NAV and may trade at a price that is less than the initial offering price and/or the NAV of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the NAV of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to NAV thereafter.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

4	PIMCO CLOSED-END FUNDS

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses. Historical NAV performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of a Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

The following table discloses the Inception Date and diversification status of each Fund:

Fund Name	Inception Date	Diversification Status
PCM Fund, Inc.	09/02/93	Diversified
PIMCO Global StocksPLUS ® & Income Fund	05/31/05	Diversified
PIMCO Strategic Income Fund, Inc.	02/24/94	Diversified
PIMCO Access Income Fund	01/31/22	Non-Diversified
PIMCO Dynamic Income Fund	05/30/12	Diversified
PIMCO Dynamic Income Opportunities Fund	01/29/21	Non-Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.
The Trustees/Directors
1
are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with Pacific Investment Management Company LLC (“PIMCO”) and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent prospectus or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s then-current prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule
206(4)-6
under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Funds at (844)
33-PIMCO,
on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to

1	Hereinafter, the terms “Trustee” or “Trustees” used herein shall refer to a Director or Directors of applicable Funds.

ANNUAL REPORT	|	JUNE 30, 2023	5

Important Information About the Funds	(Cont.)

their reports on Form N-PORT. The Funds’ Form N-PORT reports are available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and upon request by calling PIMCO at (844) 33-PIMCO.

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (844) 33-PIMCO. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary, such as a broker-dealer or bank.

In April 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed-end funds and interval funds. Among other things, the amendments: (1) permit qualifying closed-end funds to use a short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules had phased compliance, with the latest requirement taking effect as of February 1, 2023.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations.
The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Investment Company Act of 1940 (the "Act"), and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and

6	PIMCO CLOSED-END FUNDS

managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

In May 2023, the SEC adopted final amendments that will require increased disclosure regarding repurchases by issuers of their equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended. The final amendments apply to business development companies and listed closed-end funds, but they do not apply to open-end funds or unlisted closed-end funds. Business development companies and listed closed-end funds will be required to provide greater quantitative and qualitative details related to share repurchases in their periodic reports, including: (i) daily quantitative share repurchase data presented in a table attached as an exhibit to the issuer’s periodic reports; (ii) checkbox disclosure regarding whether its directors and officers purchased or sold shares that are the subject of the issuer’s repurchase plan or program within four business days before or after the issuer’s announcement of such repurchase plan or program or the announcement of an increase of an existing share repurchase plan or program; and (iii) narrative descriptions regarding the issuer’s repurchase programs and practices. Listed closed-end funds are required to comply with the new requirements beginning with the Form N-CSR that covers the first six-month period that begins on or after January 1, 2024.

ANNUAL REPORT	|	JUNE 30, 2023	7

PCM Fund, Inc.

Symbol on NYSE - PCM

Cumulative Returns Through June 30, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2023
†
§

Asset-Backed Securities	34.8%

Non-Agency Mortgage-Backed Securities	26.4%

Loan Participations and Assignments	14.1%

Corporate Bonds & Notes	12.3%

Short-Term Instruments	5.4%

U.S. Government Agencies	2.5%

Common Stocks	2.2%

Other	2.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return (1) for the period ended June 30, 2023

	1 Year	5 Year	10 Year	Commencement of Operations (09/02/93)
Market Price	16.30%	6.42%	8.50%	8.78%
NAV	0.45%	2.57%	5.76%	8.17%
ICE BofAML US High Yield Index	8.87%	3.18%	4.34%	6.57% ♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦	Average Annual Return since 08/31/1993.

It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end
is available at www.pimco.com or via (844)
33-PIMCO.
Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of June 30, 2023)
(1)

Market Price	$9.63

NAV	$6.76

Premium/(Discount) to NAV	42.46%

Market Price Distribution Rate (2)	9.97%

NAV Distribution Rate (2)	14.20%

Total Effective Leverage (3)	46.37%

Investment Objective and Strategy Overview

The Fund’s primary investment objective is to achieve high current income. Capital gain from the disposition of investments is a secondary objective of the Fund.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the corporate credit sector contributed to absolute performance, as the sector posted positive performance.

»	Security selection within agency and non-agency mortgage-backed securities contributed to absolute performance, as the securities posted positive returns.

»	Exposure to holdings related to special situation investments, which may include companies undergoing stress, distress, challenges, or significant transition, contributed to absolute performance, as the securities posted positive returns.

»	Security selection within asset-backed securities detracted from absolute performance, as the securities posted negative returns.

»	Long interest rate positioning at the short to intermediate portion of the curve detracted from performance, as rates rose.

»	Exposure to re-performing residential mortgage loans detracted from performance, as the sector posted negative performance.

8	PIMCO CLOSED-END FUNDS

PIMCO Global StocksPLUS
®
& Income Fund

Symbol on NYSE - PGP

Cumulative Returns Through June 30, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2023
†
§

U.S. Government Agencies	29.6%

Corporate Bonds & Notes	21.0%

Loan Participations and Assignments	14.9%

Short-Term Instruments	12.4%

Non-Agency Mortgage-Backed Securities	10.2%

Asset-Backed Securities	4.2%

Preferred Securities	2.7%

Common Stocks	1.7%

Sovereign Issues	1.5%

Other	1.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return (1) for the period ended June 30, 2023

	1 Year	5 Year	10 Year	Commencement of Operations (05/31/05)
Market Price	2.32%	(4.39)%	(0.31)%	5.97%
NAV	13.15%	4.04%	8.06%	10.06%
S&P 500 Index	19.59%	12.31%	12.86%	9.73%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end
is available at www.pimco.com or via (844)
33-PIMCO.
Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of June 30, 2023)
(1)

Market Price	$7.20

NAV	$7.32

Premium/(Discount) to NAV	(1.64)%

Market Price Distribution Rate (2)	11.50%

NAV Distribution Rate (2)	11.31%

Total Effective Leverage (3)	23.16%

Investment Objective and Strategy Overview

PIMCO Global StocksPLUS
®
 & Income Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to equity index derivatives linked to the S&P 500 Index contributed to absolute performance, as the index posted positive performance.

»	Exposure to equity index derivatives linked to the MSCI EAFE Index contributed to absolute performance, as the index posted positive performance.

»	Exposure to holdings related to corporate special situation investments, which include companies undergoing stress, distress, challenges, or significant transition, contributed to absolute performance, as the securities posted positive returns.

»	Security selection within residential mortgage securities detracted from absolute performance, as the securities posted negative returns.

»	Exposure to holdings related to emerging market special situation investments, which include companies undergoing stress, distress, challenges, or significant transition in emerging markets, detracted from absolute performance, as the securities posted negative returns.
»	Security selection within asset-backed securities detracted from absolute performance, as the securities posted negative returns.

ANNUAL REPORT	|	JUNE 30, 2023	9

PIMCO Strategic Income Fund, Inc.

Symbol on NYSE - RCS

Cumulative Returns Through June 30, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2023
†
§

U.S. Government Agencies	55.1%

Corporate Bonds & Notes	16.5%

Non-Agency Mortgage-Backed Securities	10.6%

Loan Participations and Assignments	8.0%

Asset-Backed Securities	2.7%

Short-Term Instruments	2.3%

Common Stocks	1.8%

Preferred Securities	1.2%

Other	1.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return (1) for the period ended June 30, 2023

	1 Year	5 Year	10 Year	Commencement of Operations (02/24/94)
Market Price	14.43%	(2.48)%	3.30%	7.32%
NAV	5.55%	0.73%	3.92%	7.21%
ICE BofAML US High Yield Index	8.87%	3.18%	4.34%	6.49% ♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦	Average Annual Return since 2/28/1994.

It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end
is available at www.pimco.com or via (844)
33-PIMCO.
Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

The performance information shown for the Fund includes historical performance information for the periods prior to February 8, 2002, during which the Fund had a different investment manager. As of February 8, 2002, PIMCO became the Fund’s investment manager. The Fund’s performance prior to that time may have been different if the Fund were advised by PIMCO.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of June 30, 2023)
(1)

Market Price	$5.20

NAV	$4.32

Premium/(Discount) to NAV	20.37%

Market Price Distribution Rate (2)	11.77%

NAV Distribution Rate (2)	14.17%

Total Effective Leverage (3)	33.74%

Investment Objective and Strategy Overview

The Fund’s primary investment objective is to generate a level of income that is higher than that generated by high quality, intermediate-term U.S. debt securities. The Fund also seeks capital appreciation to the extent consistent with this objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Interest rate exposure, most notably short exposure focused in the intermediate and long portions of the curve, contributed to absolute performance, as rates rose.

»	Exposure to emerging market debt contributed to absolute performance, as the sector posted positive performance.

»	Exposure to holdings related to corporate special situation investments, which may include companies undergoing stress, distress, challenges, or significant transition, contributed to absolute performance, as the securities posted positive returns.

»	Exposure to agency residential mortgage-backed securities detracted from absolute performance, as the sector posted negative performance.

»	Exposure to holdings related to emerging market special situation investments, which may include companies undergoing stress, distress, challenges, or significant transition in emerging markets, detracted from absolute performance, as the securities posted negative returns.

»	Security selection within bank capital detracted from absolute performance, as the securities posted negative returns.

10	PIMCO CLOSED-END FUNDS

PIMCO Access Income Fund

Symbol on NYSE - PAXS

Cumulative Returns Through June 30, 2023

$10,000 invested at the end of the month when the Fund commenced operations.
Allocation Breakdown as of June 30, 2023
†
§

Non-Agency Mortgage-Backed Securities	31.0%

Loan Participations and Assignments	18.7%

Asset-Backed Securities	18.6%

Short-Term Instruments	13.9%

Corporate Bonds & Notes	13.6%

Municipal Bonds & Notes	1.6%

Other	2.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return (1) for the period ended June 30, 2023

	1 Year	Commencement of Operations (01/31/22)
Market Price	7.53%	(9.10)%
NAV	(0.78)%	(8.90)%
ICE BofAML US High Yield Index	8.87%	(2.68)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end
is available at www.pimco.com or via (844)
33-PIMCO.
Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of June 30, 2023)
(1)

Market Price	$14.75

NAV	$14.89

Premium/(Discount) to NAV	(0.94)%

Market Price Distribution Rate (2)	12.15%

NAV Distribution Rate (2)	12.04%

Total Effective Leverage (3)	43.74%

Investment Objective and Strategy Overview

PIMCO Access Income Fund’s investment objective is to seek current income as a primary objective and capital appreciation as a secondary objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Holdings related to corporate special situation investments, which may include companies undergoing stress, distress, challenges, or significant transition, contributed to absolute performance, as select securities posted positive returns.

»	Exposure to corporate credit, notably bank loans and high yield, contributed to absolute performance, as the asset classes posted positive returns.

»	Exposure to residential mortgage credit, contributed to absolute performance, as spreads tightened.

»	Security selection within asset-backed securities detracted from absolute performance, as select securities posted negative returns.

»	Holdings related to emerging market special situation investments, which may include companies undergoing stress, distress, challenges, or significant transition, detracted from absolute performance, as select securities posted negative returns.

»	Exposure to the commercial mortgage credit sector detracted from absolute performance, as the sector posted negative performance.

ANNUAL REPORT	|	JUNE 30, 2023	11

PIMCO Dynamic Income Fund

Symbol on NYSE - PDI

Cumulative Returns Through June 30, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2023
†
§

Non-Agency Mortgage-Backed Securities	27.4%

Loan Participations and Assignments	22.5%

Corporate Bonds & Notes	17.6%

Asset-Backed Securities	17.3%

Short-Term Instruments	5.9%

Common Stocks	2.6%

Preferred Securities	1.9%

Municipal Bonds & Notes	1.3%

U.S. Government Agencies	1.1%

Sovereign Issues	1.0%

Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return (1) for the period ended June 30, 2023

	1 Year	5 Year	10 Year	Commencement of Operations (05/30/12)
Market Price	7.22%	1.52%	8.76%	10.29%
NAV	4.85%	2.33%	7.65%	10.29%
ICE BofAML US High Yield Index	8.87%	3.18%	4.34%	4.95%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end
is available at www.pimco.com or via (844)
33-PIMCO.
Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of June 30, 2023)
(1)

Market Price	$18.75

NAV	$17.29

Premium/(Discount) to NAV	8.44%

Market Price Distribution Rate (2)	14.11%

NAV Distribution Rate (2)	15.30%

Total Effective Leverage (3)	43.96%

Investment Objective and Strategy Overview

PIMCO Dynamic Income Fund’s primary investment objective is to seek current income, and capital appreciation is a secondary objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Holdings related to corporate special situation investments, which may include companies undergoing stress, distress, challenges, or significant transition, contributed to absolute performance, as select securities posted positive returns.

»	Exposure to corporate credit, notably high yield and bank loans, contributed to absolute performance, as the asset classes posted positive returns.

»	At-the-market shelf offerings contributed to performance, as the capital raised was accretive to net asset value.

»	Long interest rate positioning at the intermediate portion of the curve detracted from absolute performance, as rates rose.

»	Security selection within asset-backed securities detracted from absolute performance, as select securities posted negative returns.

»	Holdings related to emerging market special situation investments, which may include companies undergoing stress, distress, challenges, or significant transition, detracted from absolute performance, as select securities posted negative returns.

12	PIMCO CLOSED-END FUNDS

Market and Net Asset Value Information

The Fund’s common shares are listed on the NYSE under the trading or “ticker” symbol “PDI”. The Fund’s common shares commenced trading on the NYSE in May 2012. The conduct of any offering and the issuance of additional common shares pursuant to any offering may have an adverse effect on prices in the secondary market for the Fund’s common shares by increasing the number of shares available, which may put downward pressure on the market price for the common shares. The NAV of the Fund’s common shares will be reduced immediately following an offering by the sales load, commissions and offering expenses paid or reimbursed by the Fund in connection with such offering. The completion of an offering may result in an immediate dilution of the NAV per common share for all existing common shareholders.

The following table, presented in conformance with annual reporting requirements for funds that have filed a registration statement pursuant to General Instruction A.2 of Form N-2, sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s Common Shares on the NYSE, the high and low NAV per Common Share and the high and low premium/discount to NAV per Common Share. See Note 3, Investment Valuation and Fair Value Measurements in the Notes to Financial Statements for information as to how the Fund’s NAV is determined.

PIMCO Dynamic Income Fund	Common share market price (1)		Common share net asset value		Premium (discount) as a % of net asset value
Quarter	High	Low	High	Low	High	Low
Quarter ended June 30, 2023	$18.75	$17.36	$17.61	$17.20	8.44%	0.46%
Quarter ended March 31, 2023	$21.10	$17.85	$18.42	$17.25	14.91%	2.94%
Quarter ended December 31, 2022	$20.73	$18.29	$18.92	$17.71	10.23%	2.12%
Quarter ended September 30, 2022	$22.28	$18.85	$20.23	$18.78	10.61%	(1.21)%
Quarter ended June 30, 2022	$24.11	$19.73	$22.90	$19.73	7.44%	(2.33)%
Quarter ended March 31, 2022	$26.52	$22.11	$24.44	$22.28	9.03%	(0.99)%
Quarter ended December 31, 2021	$27.21	$24.75	$25.09	$24.14	9.67%	2.32%
Quarter ended September 30, 2021	$29.09	$25.96	$25.37	$24.97	15.73%	3.59%

1	Such prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

ANNUAL REPORT	|	JUNE 30, 2023	13

The following information is presented in conformance with annual reporting requirements for funds that have filed a registration statement pursuant to General Instruction A.2 of Form N-2.

Summary of Fund Expenses
The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares of the Fund would bear, directly or indirectly, as a result of an offering. The table reflects the use of leverage in the form of reverse repurchase agreements in an amount equal to 42.06% of the Fund’s total average managed assets (including assets attributable to reverse repurchase agreements), which reflects approximately the percentage of the Fund’s total average managed assets attributable to such leverage averaged over the fiscal year ended June 30, 2023, and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentage above does not reflect the Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments. The table and example below are based on the Fund’s capital structure as of June 30, 2023. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.

Shareholder Transaction Expense

Sales load (as a percentage of offering price) (1)	[ ]%

Offering Expenses Borne by Common Shareholders (as a percentage of offering price) (2)	[ ]%

Dividend Reinvestment Plan Fees (3)	None

1	In the event that the Common Shares to which this relates are sold to or through underwriters or dealer managers, a corresponding supplement will disclose the applicable sale load and/or commission.
2
The related supplement will disclose the estimated amount of offering expense, the offering price and the offering expenses borne by the Fund and indirectly by all of its Common Shareholders as a percentage of the offering price.

3
You will pay broker chargers if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open market purchase pursuant to the Fund’s Dividend Reinvestment Plan.

Annual Fund Operating Expenses

Percentage of Net Assets Attributable to Common Shares (reflecting leverage attributable to reverse repurchase agreements)

Management Fees (1)	1.91%

Interest Payments on Borrowed Funds (2)	3.20%

Other Expenses (3)	0.01%

Total Annual Fund Operating Expenses (4)	5.12%
1.
Management fees include fees payable to the Investment Manager for advisory services and for supervisory, administrative and other services. The Fund pays for the advisory, supervisory and administrative services it requires under what is essentially an all-in
fee structure (the “unified management fee”). Pursuant to an investment management agreement, PIMCO is paid a Management Fee of 1.10% of the Fund’s average daily total managed assets. The Fund (and not PIMCO) will be responsible for certain fees and expenses which are, reflected in the table above, that are not covered by the unified management fee under the investment management agreement. Please see Note 9, Fees and Expenses in the Notes to Financial Statements for an explanation of the unified management fee.

2.
Reflects the Fund’s use of leverage in the form of reverse repurchase agreements averaged over the fiscal year ended June 30, 2023, which represented 42.06% of the Fund’s total managed assets (including assets attributable to reverse repurchase agreements) as of that date, at an annual interest rate cost to the Fund of 4.21%, which is the weighted average interest rate cost during the fiscal year ended June 30, 2023. See “Effects of Leverage.” The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements, dollar rolls and/or borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Fund Operating Expenses table above, but would be reflected in the Fund’s performance results.

3.	Other expenses are estimated for the Fund’s fiscal year ending June 30, 2024.
4.	“Interest Payments on Borrowed Funds” is borne by the Fund separately from the management fees paid to PIMCO. Excluding such expense, Total Annual Fund Operating Expenses are 1.92%.

Example
The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares of the Fund, assuming (1) that the Fund’s net assets do not increase or decrease, (2) that the Fund incurs total annual expenses of 5.12% of net assets attributable to Common Shares in years 1 through 10 (assuming assets attributable to reverse repurchase agreements representing 42.06% of the Fund’s total managed assets) and (3) a 5% annual return
(1)
:

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred:	$51	$153	$255	$509

(1)
The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Interest Payments on Borrowed Funds and Other Expenses set forth in the Annual Fund Operating Expenses table are accurate, that the rate listed under Total Annual Fund Operating Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example does not include commissions or estimated offering expenses, which would cause the expenses shown in the example to increase.

14	PIMCO CLOSED-END FUNDS

PIMCO Dynamic Income Opportunities Fund

Symbol on NYSE - PDO

Cumulative Returns Through June 30, 2023

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2023
†
§

Non-Agency Mortgage-Backed Securities	31.3%

Loan Participations and Assignments	24.0%

Corporate Bonds & Notes	21.1%

Asset-Backed Securities	12.2%

Short-Term Instruments	4.2%

Common Stocks	1.4%

Real Estate Investment Trusts	1.4%

U.S. Government Agencies	1.1%

Municipal Bonds & Notes	1.0%

Convertible Bonds & Notes	1.0%

Other	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return (1) for the period ended June 30, 2023

	1 Year	Commencement of Operations (01/29/21)
Market Price	13.17%	(5.39)%
NAV	(1.07)%	(6.09)%
ICE BofAML US High Yield Index	8.87%	(0.73)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

It is not possible to invest directly in an unmanaged index.

(1)
Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The NAV presented may differ from the NAV reported for the same period in other Fund materials. Performance current to the most recent month-end
is available at www.pimco.com or via (844)
33-PIMCO.
Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance. Please see Additional Information Regarding the Funds for a description of the Fund’s principal investment strategies.

(2)
Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

(3)
Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Fund Information (as of June 30, 2023)
(1)

Market Price	$13.06

NAV	$12.71

Premium/(Discount) to NAV	2.75%

Market Price Distribution Rate (2)	11.75%

NAV Distribution Rate (2)	12.08%

Total Effective Leverage (3)	46.32%

Investment Objective and Strategy Overview

PIMCO Dynamic Income Opportunities Fund’s investment objective is to seek current income as a primary objective and capital appreciation as a secondary objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Holdings related to corporate special situation investments, which may include companies undergoing stress, distress, challenges, or significant transition, contributed to absolute performance, as select securities posted positive returns.

»	Exposure to corporate credit, notably bank loans and high yield, contributed to absolute performance, as the asset classes posted positive returns.

»	Exposure to emerging market debt contributed to absolute performance, as the sector posted positive performance.

»	Exposure to commercial mortgage credit detracted from absolute performance, as the sector posted negative performance.

»	Long interest rate positioning at the intermediate portion of the curve detracted from absolute performance, as rates rose.

»	Holdings related to emerging market special situation investments, detracted from absolute performance, as select securities posted negative returns.

ANNUAL REPORT	|	JUNE 30, 2023	15

Market and Net Asset Value Information

The Fund’s common shares are listed on the NYSE under the trading or “ticker” symbol “PDO”. The Fund’s common shares commenced trading on the NYSE in January 2021. The conduct of any offering and the issuance of additional common shares pursuant to any offering may have an adverse effect on prices in the secondary market for the Fund’s common shares by increasing the number of shares available, which may put downward pressure on the market price for the common shares. The NAV of the Fund’s common shares will be reduced immediately following an offering by the sales load, commissions and offering expenses paid or reimbursed by the Fund in connection with such offering. The completion of an offering may result in an immediate dilution of the NAV per common share for all existing common shareholders.

The following table, presented in conformance with annual reporting requirements for funds that have filed a registration statement pursuant to General Instruction A.2 of Form N-2, sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s Common Shares on the NYSE, the high and low NAV per Common Share and the high and low premium/discount to NAV per Common Share. See Note 3, Investment Valuation and Fair Value Measurements in the Notes to Financial Statements for information as to how the Fund’s NAV is determined.

PIMCO Dynamic Income Opportunities Fund	Common share market price (1)		Common share net asset value		Premium (discount) as a % of net asset value
Quarter	High	Low	High	Low	High	Low
Quarter ended June 30, 2023	$13.18	$12.38	$13.09	$12.70	2.75%	(3.63)%
Quarter ended March 31, 2023	$14.42	$12.27	$13.85	$12.82	4.74%	(5.80)%
Quarter ended December 31, 2022	$15.38	$12.77	$14.71	$13.29	6.39%	(9.39)%
Quarter ended September 30, 2022	$15.72	$13.19	$15.87	$14.55	0.58%	(9.64)%
Quarter ended June 30, 2022	$17.35	$13.67	$18.12	$15.35	(3.79)%	(13.59)%
Quarter ended March 31, 2022	$19.78	$15.97	$19.42	$17.60	1.91%	(9.42)%
Quarter ended December 31, 2021	$21.66	$19.32	$20.43	$19.24	6.49%	(0.16)%
Quarter ended September 30, 2021	$22.25	$20.45	$20.66	$20.29	8.49%	0.34%

1	Such prices reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

16	PIMCO CLOSED-END FUNDS

The following information is presented in conformance with annual reporting requirements for funds that have filed a registration statement pursuant to General Instruction A.2 of Form N-2.

Summary of Fund Expenses
The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in Common Shares of the Fund would bear, directly or indirectly, as a result of an offering. The table reflects the use of leverage in the form of reverse repurchase agreements in an amount equal to 44.94% of the Fund’s total average managed assets (including assets attributable to reverse repurchase agreements), which reflects approximately the percentage of the Fund’s total average managed assets attributable to such leverage averaged over the fiscal year ended June 30, 2023, and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentage above does not reflect the Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments. The table and example below are based on the Fund’s capital structure as of June 30, 2023. The extent of the Fund’s assets attributable to leverage following an offering, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.

Shareholder Transaction Expense

Sales load (as a percentage of offering price) (1)	[ ]%

Offering Expenses Borne by Common Shareholders (as a percentage of offering price) (2)	[ }%

Dividend Reinvestment Plan Fees (3)	None

1	In the event that the Common Shares to which this relates are sold to or through underwriters or dealer managers, a corresponding supplement will disclose the applicable sale load and/or commission.
2
The related supplement will disclose the estimated amount of offering expense, the offering price and the offering expenses borne by the Fund and indirectly by all of its Common Shareholders as a percentage of the offering price.

3
You will pay broker chargers if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open market purchase pursuant to the Fund’s Dividend Reinvestment Plan.

Annual Fund Operating Expenses

Percentage of Net Assets Attributable to Common Shares (reflecting leverage attributable to reverse repurchase agreements)

Management Fees (1)	2.10%

Interest Payments on Borrowed Funds (2)	3.64%

Other Expenses (3)	0.01%

Total Annual Fund Operating Expenses (4)	5.75%
1.
Management fees include fees payable to the Investment Manager for advisory services and for supervisory, administrative and other services. The Fund pays for the advisory, supervisory and administrative services it requires under what is essentially an all-in
fee structure (the “unified management fee”). Pursuant to an investment management agreement, PIMCO is paid a Management Fee of 1.15% of the Fund’s average daily total managed assets. The Fund (and not PIMCO) will be responsible for certain fees and expenses which are, reflected in the table above, that are not covered by the unified management fee under the investment management agreement. Please see Note 9, Fees and Expenses in the Notes to Financial Statements for an explanation of the unified management fee.

2.
Reflects the Fund’s use of leverage in the form of reverse repurchase agreements averaged over the fiscal year ended June 30, 2023, which represented 44.94% of the Fund’s total managed assets (including assets attributable to reverse repurchase agreements) as of that date, at an annual interest rate cost to the Fund of 4.22%, which is the weighted average interest rate cost during the fiscal year ended June 30, 2023. See “Effects of Leverage.” The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of reverse repurchase agreements, dollar rolls and/or borrowings and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes. Any associated income or gains (or losses) realized from leverage obtained through such instruments is not reflected in the Annual Fund Operating Expenses table above, but would be reflected in the Fund’s performance results.

3.	Other expenses are estimated for the Fund’s fiscal year ending June 30, 2024.
4.	“Interest Payments on Borrowed Funds” is borne by the Fund separately from the management fees paid to PIMCO. Excluding such expense, Total Annual Fund Operating Expenses are 2.11%.

Example
The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares of the Fund, assuming (1) that the Fund’s net assets do not increase or decrease, (2) that the Fund incurs total annual expenses of 5.75% of net assets attributable to Common Shares in years 1 through 10 (assuming assets attributable to reverse repurchase agreements representing 44.94% of the Fund’s total managed assets) and (3) a 5% annual return
(1)
:

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$57	$171	$282	$554

(1)
The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Interest Payments on Borrowed Funds and Other Expenses set forth in the Annual Fund Operating Expenses table are accurate, that the rate listed under Total Annual Fund Operating Expenses remains the same each year and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The example does not include commissions or estimated offering expenses, which would cause the expenses shown in the example to increase.

ANNUAL REPORT	|	JUNE 30, 2023	17

Index Descriptions

Index*	Index Description

ICE BofAML U.S. High Yield Index
ICE BofAML U.S. High Yield Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

* It is not possible to invest directly in an unmanaged index.

18	PIMCO CLOSED-END FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	|	JUNE 30, 2023	19

Financial Highlights

		Investment Operations			Less Distributions (c)

Selected Per Share Data for the Year or Period Ended ^:	Net Asset Value Beginning of Year or Period (a)	Net Investment Income (Loss) (b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PCM Fund, Inc.

06/30/2023	$7.69	$0.82	$(0.81)	$0.01	$(0.73)	$0.00	$(0.23)	$(0.96)

06/30/2022	9.52	0.79	(1.66)	(0.87)	(0.93)	0.00	(0.03)	(0.96)

06/30/2021	8.47	0.97	1.04	2.01	(0.96)	0.00	0.00	(0.96)

06/30/2020	10.19	0.86	(1.62)	(0.76)	(0.95)	0.00	(0.01)	(0.96)

06/30/2019	10.23	0.69	0.23	0.92	(0.96)	0.00	0.00	(0.96)

PIMCO Global StocksPLUS ® & Income Fund

06/30/2023	$7.27	$0.77	$0.08	$0.85	$(0.83)	$0.00	$0.00	$(0.83)

06/30/2022	10.44	0.87	(3.21)	(2.34)	(0.83)	0.00	0.00	(0.83)

06/30/2021	7.47	0.95	2.85	3.80	(0.83)	0.00	0.00	(0.83)

06/30/2020	9.89	1.10	(2.42)	(1.32)	(0.85)	0.00	(0.25)	(1.10)

06/30/2019	10.50	1.11	(0.34)	0.77	(1.20)	0.00	(0.18)	(1.38)

PIMCO Strategic Income Fund, Inc.

06/30/2023	$4.68	$0.39	$(0.14)	$0.25	$(0.61)	$0.00	$(0.00)	$(0.61)

06/30/2022	6.55	0.61	(1.87)	(1.26)	(0.60)	0.00	(0.01)	(0.61)

06/30/2021	5.94	0.58	0.64	1.22	(0.41)	0.00	(0.20)	(0.61)

06/30/2020	7.12	0.74	(1.20)	(0.46)	(0.49)	0.00	(0.23)	(0.72)

06/30/2019	7.32	0.60	0.03	0.63	(0.61)	0.00	(0.22)	(0.83)

PIMCO Access Income Fund (Consolidated)

06/30/2023	$17.20	$1.81	$(1.90)	$(0.09)	$(2.25)	$0.00	$0.00	$(2.25)

01/31/2022 - 06/30/2022	20.00	0.45	(2.78)	(2.33)	(0.47)	0.00	0.00	(0.47)

PIMCO Dynamic Income Fund (Consolidated)

06/30/2023	$19.72	$2.23	$(1.56)	$0.67	$(3.30)	$0.00	$0.00	$(3.30)

06/30/2022	25.23	2.84	(5.77)	(2.93)	(2.65)	0.00	0.00	(2.65)

06/30/2021	22.59	2.51	2.57	5.08	(2.52)	0.00	(0.13)	(2.65)

06/30/2020	28.29	2.92	(5.80)	(2.88)	(3.07)	0.00	0.00	(3.07)

06/30/2019	28.98	2.73	(0.37)	2.36	(3.15)	0.00	0.00	(3.15)

06/30/2018	28.32	2.95	0.18	3.13	(2.65)	0.00	0.00	(2.65)

06/30/2017	26.56	2.60	3.18	5.78	(4.10)	0.00	0.00	(4.10)

06/30/2016	31.38	3.87	(3.45)	0.42	(4.25)	(0.99)	0.00	(5.24)

04/01/2015 - 06/30/2015 (g)	30.74	0.80	0.47	1.27	(0.63)	0.00	0.00	(0.63)

03/31/2015	32.11	3.25	(0.49)	2.76	(4.13)	0.00	0.00	(4.13)

03/31/2014	30.69	3.70	1.24	4.94	(3.29)	(0.23)	0.00	(3.52)

PIMCO Dynamic Income Opportunities Fund (Consolidated)

06/30/2023	$15.31	$1.50	$(1.63)	$(0.13)	$(2.49)	$0.00	$0.00	$(2.49)

06/30/2022	20.50	1.73	(5.01)	(3.28)	(1.79)	(0.12)	0.00	(1.91)

01/29/2021 - 06/30/2021	20.00	0.49	0.47	0.96	(0.47)	0.00	0.00	(0.47)

*	Annualized, except for organizational expense, if any.
^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)
Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(e)
Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(f)	Effective December 13, 2021, the Fund’s Management fee was decreased by 0.05% to an annual rate of 1.10%.
(g)	Fiscal year end changed from March 31st to June 30th.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

				Common Share			Ratios/Supplemental Data
								Ratios to Average Net Assets
Increase resulting from Common Share Offering		Offering Cost Charged to Paid in Capital		Net Asset Value End of Year or Period (a)	Market Price End of Year or Period	Total Investment Return (d)	Net Assets Applicable to Common Shareholders End of Year or Period (000s)	Expenses (e)	Expenses Excluding Waivers (e)	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$	N/A	$	N/A	$6.74	$9.63	16.30%	$80,318	5.68%	5.68%	1.68%	1.68%	11.29%	20%

	N/A		N/A	7.69	9.25	(14.44)	90,639	2.30	2.30	1.63	1.63	8.71	65

	N/A		N/A	9.52	11.87	38.25	111,154	2.49	2.49	1.60	1.60	10.56	127

	N/A		N/A	8.47	9.42	(8.33)	98,539	3.39	3.39	1.54	1.54	9.09	15

	N/A		N/A	10.19	11.32	8.26	118,181	3.35	3.35	1.41	1.41	6.89	8

$	N/A	$	N/A	$7.29	$7.20	2.32%	$82,667	3.79%	3.79%	1.65%	1.65%	10.69%	483%

	N/A		N/A	7.27	7.89	(22.51)	81,353	2.09	2.09	1.76	1.76	8.96	373

	N/A		N/A	10.44	11.10	48.12	115,748	2.03	2.03	1.66	1.66	10.35	503

	N/A		N/A	7.47	8.19	(26.51)	82,109	2.78	2.78	1.65	1.65	12.56	395

	N/A		N/A	9.89	12.47	(7.41)	107,562	2.64	2.64	1.53	1.53	11.37	381

$	N/A	$	N/A	$4.32	$5.20	14.43%	$196,497	3.87%	3.87%	0.97%	0.97%	8.73%	639%

	N/A		N/A	4.68	5.13	(25.44)	210,018	1.44	1.44	0.98	0.98	10.29	678

	N/A		N/A	6.55	7.61	30.90	290,989	1.36	1.36	0.96	0.96	8.97	774

	N/A		N/A	5.94	6.37	(27.94)	261,163	2.61	2.61	0.98	0.98	11.28	679

	N/A		N/A	7.12	9.71	9.57	309,287	3.20	3.20	0.97	0.97	8.52	655

$	N/A	$	N/A	$14.86	$14.75	7.53%	$653,891	5.92%	5.92%	2.24%	2.24%	11.10%	28%

	N/A		N/A	17.20	15.83	(18.72)	756,653	1.79 *	1.79 *	1.51 *	1.51 *	5.81 *	16

	$0.18		$0.00	$17.27	$18.75	7.22%	$4,578,482	5.12%	5.12%	1.92%	1.92%	12.10%	20%

	0.07		0.00	19.72	20.87	(19.10)	4,466,886	2.64 (f)	2.64 (f)	2.00 (f)	2.00 (f)	12.28	27

	0.21		0.00	25.23	28.81	29.29	1,781,435	2.78	2.78	2.04	2.04	10.36	38

	0.25		0.00	22.59	24.72	(14.18)	1,375,107	3.72	3.72	1.99	1.99	11.44	21

	0.10		(0.00)	28.29	32.15	12.03	1,603,368	3.96	3.96	1.89	1.89	9.70	12

	0.18		(0.00)	28.98	31.87	15.54	1,575,523	4.07	4.07	2.01	2.01	10.26	9

	0.08		0.00	28.32	30.18	27.07	1,372,674	4.08	4.08	2.14	2.14	9.58	20

	N/A		N/A	26.56	27.57	13.75	1,222,499	3.60	3.60	2.12	2.12	13.67	13

	N/A		N/A	31.38	29.21	2.87	1,426,891	2.83	2.83	2.01	2.01	10.23	5

	N/A		N/A	30.74	29.00	9.04	1,397,987	3.12	3.12	2.12	2.12	9.98	10

	N/A		N/A	32.11	30.32	9.62	1,458,961	3.15	3.15	2.17	2.17	11.90	18

	$0.00		$0.00	$12.69	$13.06	13.17%	$1,406,536	5.75%	5.75%	2.11%	2.11%	10.67%	17%

	N/A		N/A	15.31	13.85	(33.77)	1,684,507	2.79	2.79	2.12	2.12	9.11	47

	0.01		N/A	20.50	23.18	16.70	2,227,301	2.10 *	2.10 *	1.78 *	1.78 *	5.93 *	49

ANNUAL REPORT	|	JUNE 30, 2023	21

Statements of Assets and Liabilities	June 30, 2023

(Amounts in thousands † , except per share amounts)	PCM Fund, Inc.	PIMCO Global StocksPLUS ® & Income Fund	PIMCO Strategic Income Fund, Inc.

Assets:

Investments, at value
Investments in securities*	$147,040	$140,335	$543,112
Financial Derivative Instruments
Exchange-traded or centrally cleared	27	608	322
Over the counter	0	8,936	137
Cash	7	9	0
Deposits with counterparty	1,678	3,167	9,116
Foreign currency, at value	5	0	0
Receivable for investments sold	553	1,096	3,165
Receivable for TBA investments sold	0	44,885	419,924
Interest and/or dividends receivable	1,345	2,081	3,546
Other assets	72	65	0
Total Assets	150,727	201,182	979,322

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$67,291	$23,161	$99,555
Payable for short sales	0	653	2,368
Financial Derivative Instruments
Exchange-traded or centrally cleared	124	735	548
Over the counter	189	418	730
Payable for investments purchased	537	741	2,110
Payable for TBA investments purchased	0	82,536	672,680
Payable for unfunded loan commitments	1,198	771	1,703
Deposits from counterparty	0	8,573	590
Distributions payable to common shareholders	953	782	2,322
Overdraft due to custodian	0	38	40
Accrued management fees	117	102	166
Foreign capital gains tax payable	0	5	12
Other liabilities	0	0	1
Total Liabilities	70,409	118,515	782,825

Net Assets Applicable to Common Shareholders	$80,318	$82,667	$196,497

Net Assets Applicable to Common Shareholders Consist of:

Par value ^	$12	$0	$0
Paid in capital in excess of par	110,935	135,763	344,436
Distributable earnings (accumulated loss)	(30,629)	(53,096)	(147,939)

Net Assets Applicable to Common Shareholders	$80,318	$82,667	$196,497

Common Shares Outstanding	11,913	11,337	45,522

Net Asset Value Per Common Share (a)	$6.74	$7.29	$4.32

Cost of investments in securities	$166,308	$170,004	$624,173
Cost of foreign currency held	$4	$0	$0
Proceeds received on short sales	$0	$659	$2,378
Cost or premiums of financial derivative instruments, net	$1,490	$(419)	$7,198

* Includes repurchase agreements of:	$7,628	$16,277	$9,084

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.001 per share), ($0.00001 per share), ($0.00001 per share).
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Assets and Liabilities	June 30, 2023

(Amounts in thousands † , except per share amounts)	PIMCO Access Income Fund	PIMCO Dynamic Income Fund	PIMCO Dynamic Income Opportunities Fund

Assets:

Investments, at value
Investments in securities*	$1,197,085	$7,895,676	$2,412,417
Investments in affiliates	0	91,594	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	202	2,586	1,288
Over the counter	1,621	6,775	2,077
Cash	6,870	4,328	1,647
Deposits with counterparty	14,124	109,694	59,777
Foreign currency, at value	0	0	3,225
Receivable for investments sold	31,899	326,761	142,226
Receivable for Fund shares sold	0	7,600	0
Interest and/or dividends receivable	14,791	111,343	42,854
Other assets	0	3,398	324
Total Assets	1,266,592	8,559,755	2,665,835

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$508,387	$3,526,365	$1,195,974
Financial Derivative Instruments
Exchange-traded or centrally cleared	624	3,956	1,852
Over the counter	385	28,565	1,671
Payable for investments purchased	86,373	294,746	18,580
Payable for unfunded loan commitments	2,851	40,600	15,882
Deposits from counterparty	2,324	13,705	8,440
Distributions payable to common shareholders	6,574	57,942	14,181
Overdraft due to custodian	3,874	7,367	0
Accrued management fees	1,307	7,509	2,555
Foreign capital gains tax payable	2	305	162
Other liabilities	0	213	2
Total Liabilities	612,701	3,981,273	1,259,299

Net Assets Applicable to Common Shareholders	$653,891	$4,578,482	$1,406,536

Net Assets Applicable to Common Shareholders Consist of:

Par value ^	$0	$3	$1
Paid in capital in excess of par	879,954	6,845,940	2,212,471
Distributable earnings (accumulated loss)	(226,063)	(2,267,461)	(805,936)

Net Assets Applicable to Common Shareholders	$653,891	$4,578,482	$1,406,536

Common Shares Outstanding	44,001	265,130	110,877

Net Asset Value Per Common Share (a)	$14.86	$17.27	$12.69

Cost of investments in securities	$1,361,909	$9,252,566	$2,968,734
Cost of investments in Affiliates	$0	$27,066	$0
Cost of foreign currency held	$0	$0	$2,754
Cost or premiums of financial derivative instruments, net	$12,173	$(10,550)	$(15,675)

* Includes repurchase agreements of:	$156,900	$391,856	$85,700

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 par share).
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

ANNUAL REPORT	|	JUNE 30, 2023	23

Statements of Operations

Year Ended June 30, 2023
(Amounts in thousands † )	PCM Fund, Inc.	PIMCO Global StocksPLUS ® & Income Fund	PIMCO Strategic Income Fund, Inc.

Investment Income:

Interest, net of foreign taxes*	$14,405	$11,546	$25,382
Dividends net of foreign taxes	146	200	208
Miscellaneous income	0	3	16
Total Income	14,551	11,749	25,606

Expenses:

Management fees	1,429	1,304	1,944
Trustee fees and related expenses	5	5	9
Interest expense	3,432	1,733	5,895
Miscellaneous expense	5	28	4
Total Expenses	4,871	3,070	7,852

Net Investment Income (Loss)	9,680	8,679	17,754

Net Realized Gain (Loss):

Investments in securities	643	(4,542)	(27,220)
Exchange-traded or centrally cleared financial derivative instruments	(4,140)	(1,705)	13,668
Over the counter financial derivative instruments	27	(10,484)	1,608
Foreign currency	1	(370)	(1,170)

Net Realized Gain (Loss)	(3,469)	(17,101)	(13,114)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(9,392)	(1,054)	9,281
Exchange-traded or centrally cleared financial derivative instruments	3,186	3,775	(571)
Over the counter financial derivative instruments	(75)	15,508	(1,793)
Foreign currency assets and liabilities	0	(168)	(625)

Net Change in Unrealized Appreciation (Depreciation)	(6,281)	18,061	6,292

Net Increase (Decrease) in Net Assets Resulting from Operations	$(70)	$9,639	$10,932

* Foreign tax withholdings	$0	$20	$46

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Operations

Year Ended June 30, 2023
(Amounts in thousands † )	PIMCO Access Income Fund	PIMCO Dynamic Income Fund	PIMCO Dynamic Income Opportunities Fund

Investment Income:

Interest, net of foreign taxes*	$119,969	$769,236	$248,158
Dividends, net of foreign taxes**	2,252	5,939	7,016
Miscellaneous income	0	31	0
Total Income	122,221	775,206	255,174

Expenses:

Management fees	16,034	85,961	32,664
Trustee fees and related expenses	90	362	196
Interest expense	26,416	144,003	56,545
Auction agent fees and commissions	0	1	0
Miscellaneous expense	2	140	4
Total Expenses	42,542	230,467	89,409

Net Investment Income (Loss)	79,679	544,739	165,765

Net Realized Gain (Loss):

Investments in securities	(43,500)	(298,858)	(165,942)
Exchange-traded or centrally cleared financial derivative instruments	(4,557)	78,889	4,195
Over the counter financial derivative instruments	(5,037)	14,612	(5,705)
Foreign currency	3,040	(9,929)	(7,992)

Net Realized Gain (Loss)	(50,054)	(215,286)	(175,444)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(42,022)	(26,307)	(16)
Investments in Affiliates	0	(12,609)	0
Exchange-traded or centrally cleared financial derivative instruments	8,334	(75,532)	1,127
Over the counter financial derivative instruments	1,097	(31,730)	(770)
Foreign currency assets and liabilities	(1,213)	(18,869)	(4,732)

Net Change in Unrealized Appreciation (Depreciation)	(33,804)	(165,047)	(4,391)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,179)	$164,406	$(14,070)

* Foreign tax withholdings - Interest	$9	$766	$391

** Foreign tax withholdings - Dividends	$0	$40	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	|	JUNE 30, 2023	25

Statements of Changes in Net Assets

	PCM Fund, Inc.		PIMCO Global StocksPLUS ® & Income Fund

(Amounts in thousands † )	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$9,680	$9,275	$8,679	$9,748
Net realized gain (loss)	(3,469)	2,298	(17,101)	6,619
Net change in unrealized appreciation (depreciation)	(6,281)	(21,880)	18,061	(42,591)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	(70)	(10,307)	9,639	(26,224)

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(8,675)	(10,961)	(9,334)	(9,228)
Tax basis return of capital	(2,703)	(303)	0	0

Total Distributions to Common Shareholders (a)	(11,378)	(11,264)	(9,334)	(9,228)

Common Share Transactions*:

Issued as reinvestment of distributions	1,127	1,056	1,009	1,057

Net increase (decrease) resulting from common share transactions	1,127	1,056	1,009	1,057

Total increase (decrease) in net assets applicable to common shareholders	(10,321)	(20,515)	1,314	(34,395)

Net Assets Applicable to Common Shareholders:

Beginning of year	90,639	111,154	81,353	115,748
End of year	$80,318	$90,639	$82,667	$81,353

*Common Share Transactions:

Shares issued as reinvestment of distributions	131	101	140	107
Net increase (decrease) in common shares outstanding	131	101	140	107

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions—Common Shares, in the Notes to Financial Statements for more information.

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO Strategic Income Fund, Inc.

Year Ended June 30, 2023	Year Ended June 30, 2022

$17,754	$27,235
(13,114)	(4,309)
6,292	(79,586)

10,932	(56,660)

(27,542)	(26,999)
(135)	(320)

(27,677)	(27,319)

3,224	3,008

3,224	3,008

(13,521)	(80,971)

210,018	290,989
$196,497	$210,018

644	481
644	481

ANNUAL REPORT	|	JUNE 30, 2023	27

Consolidated Statements of Changes in Net Assets

	PIMCO Access Income Fund		PIMCO Dynamic Income Fund

(Amounts in thousands † )	Year Ended June 30, 2023	Inception Date through June 30, 2022 (a)	Year Ended June 30, 2023	Year Ended June 30, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$79,679	$19,821	$544,739	$439,598
Net realized gain (loss)	(50,054)	1,003	(215,286)	173,171
Net change in unrealized appreciation (depreciation)	(33,804)	(123,302)	(165,047)	(1,319,388)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	(4,179)	(102,478)	164,406	(706,619)

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(98,875)	(20,531)	(803,703)	(391,635)

Total Distributions to Common Shareholders (b)	(98,875)	(20,531)	(803,703)	(391,635)

Common Share Transactions*:

Net proceeds from at-the-market offering	0	866,100	659,397	181,491
Net proceeds from equity offering	0	13,562	0	0
Net proceeds from reorganization	0	0	0	3,562,154
At-the-market offering costs	0	0	0	429
Issued as reinvestment of distributions	292	0	91,496	39,631

Net increase (decrease) resulting from common share transactions	292	879,662	750,893	3,783,705

Total increase (decrease) in net assets applicable to common shareholders	(102,762)	756,653	111,596	2,685,451

Net Assets Applicable to Common Shareholders:

Beginning of year	756,653	0	4,466,886	1,781,435
End of year	$653,891	$756,653	$4,578,482	$4,466,886

* Common Share Transactions:

Shares sold	0	43,983	33,641	7,210
Shares issued in reorganization	0	0	0	147,079
Shares issued as reinvestment of distributions	18	0	4,931	1,671
Net increase (decrease) in common shares outstanding	18	43,983	38,572	155,960

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was January 31, 2022.
(b)
The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions—Common Shares, in the Notes to Financial Statements for more information.

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO Dynamic Income Opportunities Fund

Year Ended June 30, 2023	Year Ended June 30, 2022

$165,765	$189,536
(175,444)	55,882
(4,391)	(606,887)

(14,070)	(361,469)

(275,384)	(209,275)

(275,384)	(209,275)

527	0
0	0
0	0
0	0
10,956	27,950

11,483	27,950

(277,971)	(542,794)

1,684,507	2,227,301
$1,406,536	$1,684,507

37	0
0	0
787	1,401
824	1,401

ANNUAL REPORT	|	JUNE 30, 2023	29

Statements of Cash Flows

Year Ended June 30, 2023
(Amounts in thousands † )	PCM Fund, Inc.	PIMCO Global StocksPLUS ® & Income Fund	PIMCO Strategic Income Fund, Inc.

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(70)	$9,639	$10,932

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(29,181)	(629,220)	(3,169,731)
Proceeds from sales of long-term securities	45,144	652,694	3,040,242
(Purchases) Proceeds from sales of short-term portfolio investments, net	1,873	3,072	(2,583)
(Increase) decrease in deposits with counterparty	1,971	2,953	9,804
(Increase) decrease in receivable for investments sold	61	(11,381)	(35,862)
(Increase) decrease in interest and/or dividends receivable	(132)	(395)	863
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(706)	257	11,758
Proceeds from (Payments on) over the counter financial derivative instruments	(66)	(10,542)	1,538
(Increase) decrease in other assets	(62)	(64)	1
Increase (decrease) in payable for investments purchased	88	14,529	220,708
Increase (decrease) in payable for unfunded loan commitments	(534)	588	1,184
Increase (decrease) in deposits from counterparty	(45)	8,350	(881)
Increase (decrease) in accrued management fees	(15)	(29)	(9)
Proceeds from (Payments on) short sales transactions, net	0	(34)	(233)
Proceeds from (Payments on) foreign currency transactions	1	(383)	(1,083)
Increase (decrease) in other liabilities	(5)	(17)	(14)
Net Realized (Gain) Loss
Investments in securities	(643)	4,542	27,220
Exchange-traded or centrally cleared financial derivative instruments	4,140	1,705	(13,668)
Over the counter financial derivative instruments	(27)	10,484	(1,608)
Foreign currency	(1)	370	1,170
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	9,392	1,054	(9,281)
Exchange-traded or centrally cleared financial derivative instruments	(3,186)	(3,775)	571
Over the counter financial derivative instruments	75	(15,508)	1,793
Foreign currency assets and liabilities	0	168	625
Net amortization (accretion) on investments	(616)	(973)	1,203

Net Cash Provided by (Used for) Operating Activities	27,456	38,084	94,659

Cash Flows Received from (Used for) Financing Activities:

Increase (decrease) in overdraft due to custodian	(3)	33	40
Cash distributions paid to common shareholders*	(10,240)	(8,316)	(24,420)
Proceeds from reverse repurchase agreements	340,640	175,003	690,894
Payments on reverse repurchase agreements	(357,841)	(205,279)	(763,354)

Net Cash Received from (Used for) Financing Activities	(27,444)	(38,559)	(96,840)

Net Increase (Decrease) in Cash and Foreign Currency	12	(475)	(2,181)

Cash and Foreign Currency:

Beginning of year	0	484	2,181
End of year	$12	$9	$0

* Reinvestment of distributions	$1,127	$1,009	$3,224

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$2,735	$1,477	$5,218
Non Cash Payment in Kind	$449	$807	$1,859

†	A zero balance may reflect actual amounts rounding to less than one thousand.
A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Cash Flows

Year Ended June 30, 2023
(Amounts in thousands † )	PIMCO Access Income Fund	PIMCO Dynamic Income Fund	PIMCO Dynamic Income Opportunities Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(4,179)	$164,406	$(14,070)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(329,125)	(1,907,777)	(455,985)
Proceeds from sales of long-term securities	425,785	1,988,247	949,549
(Purchases) Proceeds from sales of short-term portfolio investments, net	(110,788)	(117,485)	61,541
(Increase) decrease in deposits with counterparty	13,419	98,808	23,008
(Increase) decrease in receivable for investments sold	(5,545)	55,296	(82,523)
(Increase) decrease in interest and/or dividends receivable	(3,763)	(18,463)	(1,758)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	4,285	4,736	4,751
Proceeds from (Payments on) over the counter financial derivative instruments	(3,252)	13,832	(5,710)
(Increase) decrease in other assets	0	(1,899)	(308)
Increase (decrease) in payable for investments purchased	(40,233)	102,358	(29,884)
Increase (decrease) in payable for unfunded loan commitments	(1,863)	(20,552)	4,311
Increase (decrease) in deposits from counterparty	(2,831)	(27,186)	2,458
Increase (decrease) in accrued management fees	91	(308)	(596)
Increase (decrease) in foreign capital gains taxes payable	0	4	80
Proceeds from (Payments on) short sales transactions, net	0	(1,926)	0
Proceeds from (Payments on) foreign currency transactions	1,585	(13,780)	(7,412)
Increase (decrease) in other liabilities	0	(222)	6
Net Realized (Gain) Loss
Investments in securities	43,500	298,858	165,942
Exchange-traded or centrally cleared financial derivative instruments	4,557	(78,889)	(4,195)
Over the counter financial derivative instruments	5,037	(14,612)	5,705
Foreign currency	(3,040)	9,929	7,992
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	42,022	26,307	16
Investments in Affiliates	0	12,609	0
Exchange-traded or centrally cleared financial derivative instruments	(8,334)	75,532	(1,127)
Over the counter financial derivative instruments	(1,097)	31,730	770
Foreign currency assets and liabilities	1,213	18,869	4,732
Net amortization (accretion) on investments	(18,596)	(85,785)	(13,642)

Net Cash Provided by (Used for) Operating Activities	8,848	612,637	613,651

Cash Flows Received from (Used for) Financing Activities:

Net proceeds from at-the-market offering	0	652,133	527
Increase (decrease) in overdraft due to custodian	3,874	7,367	(21,614)
Cash distributions paid to common shareholders*	(97,142)	(704,178)	(263,277)
Proceeds from reverse repurchase agreements	3,294,602	16,945,742	6,802,335
Payments on reverse repurchase agreements	(3,207,263)	(17,517,217)	(7,131,541)

Net Cash Received from (Used for) Financing Activities	(5,929)	(616,153)	(613,570)

Net Increase (Decrease) in Cash and Foreign Currency	2,919	(3,516)	81

Cash and Foreign Currency:

Beginning of year	3,951	7,844	4,791
End of year	$6,870	$4,328	$4,872

* Reinvestment of distributions	$292	$91,496	$10,956

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$22,018	$114,779	$48,554
Non Cash Payment in Kind	$6,964	$44,161	$14,598

†	A zero balance may reflect actual amounts rounding to less than one thousand.
A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	|	JUNE 30, 2023	31

Schedule of Investments	PCM Fund, Inc.

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 183.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 25.8%

AmSurg LLC
0.500% - 11.000% (PRIME + 2.750%) due 07/20/2026 «~	$71	$71

Diamond Sports Group LLC
13.064% due 05/25/2026	1,284	994

Encina Private Credit LLC
TBD% - 9.867% (LIBOR01M + 4.674%) due 11/30/2025 «~µ	1,139	1,101

Envision Healthcare Corp.
16.070% due 04/29/2027	1,371	1,636
16.695% due 04/28/2028 «	2,929	2,216

Exgen Texas Power LLC
11.948% (LIBOR03M + 6.750%) due 10/08/2026 «~	924	929

Forbes Energy Services LLC
TBD% due 12/31/2023 «	521	0

Incora
TBD% - 13.725% due 03/01/2024 «µ	1,025	1,025

Ivanti Software, Inc.
9.420% (LIBOR01M + 4.250%) due 12/01/2027 ~	1,664	1,410

Lealand Finance Co. BV
8.217% due 06/28/2024	27	22

Lealand Finance Co. BV (6.193% Cash and 3.000% PIK)
9.193% (LIBOR01M + 1.000%) due 06/30/2025 ~(c)	201	117

Profrac Services LLC
12.753% due 03/04/2025	1,038	1,042

PUG LLC
8.717% (LIBOR01M + 3.500%) due 02/12/2027 ~	693	620
9.452% (LIBOR01M + 4.250%) due 02/12/2027 «~	282	256

Radiate Holdco LLC
8.477% due 09/25/2026	995	833

Redstone Holdco 2 LP
10.005% (LIBOR03M + 4.750%) due 04/27/2028 ~	1,227	1,027

Rising Tide Holdings, Inc.
10.264% due 06/01/2028	1,104	673
13.466% due 06/01/2029 «	83	7
13.966% due 06/01/2029 «	85	37
14.091% due 06/01/2026 «	86	84

Softbank Vision Fund
5.000% due 12/21/2025 «	741	694

Syniverse Holdings, Inc.
12.242% due 05/13/2027	2,009	1,847

Team Health Holdings, Inc.
7.943% (LIBOR01M + 2.750%) due 02/06/2024 ~	1,762	1,568

U.S. Renal Care, Inc.
TBD% (LIBOR01M + 5.500%) due 06/26/2026 ~	1,462	686
TBD% (LIBOR01M + 5.000%) due 06/26/2026 ~	989	464

Veritas U.S., Inc.
10.217% (LIBOR01M + 5.000%) due 09/01/2025 ~	1,194	979

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029	369	272

Windstream Services LLC
11.452% due 09/21/2027	165	154

Total Loan Participations and Assignments (Cost $23,707)		20,764

CORPORATE BONDS & NOTES 22.6%

BANKING & FINANCE 7.1%

CBRE Services, Inc.
5.950% due 08/15/2034	1,100	1,087

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Navient Corp.
5.625% due 01/25/2025	$51	$46

Piper Sandler Cos.
5.200% due 10/15/2023	900	898

SVB Financial Group
1.800% due 02/02/2031 ^(d)	284	181
4.345% due 04/29/2028 ^(d)	100	70
4.570% due 04/29/2033 ^(d)	200	134

Uniti Group LP
6.000% due 01/15/2030 (k)	1,065	723
10.500% due 02/15/2028 (k)	807	801

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 (k)	2,205	1,742

		5,682

INDUSTRIALS 15.1%

Carvana Co.
10.250% due 05/01/2030	400	316

CVS Pass-Through Trust
5.880% due 01/10/2028 (k)	650	637

DISH DBS Corp.
5.250% due 12/01/2026 (k)	660	531
5.750% due 12/01/2028 (k)	400	298

DISH Network Corp.
11.750% due 11/15/2027 (k)	800	782

Exela Intermediate LLC
11.500% due 07/15/2026	17	2

Topaz Solar Farms LLC
4.875% due 09/30/2039 (k)	273	251
5.750% due 09/30/2039 (k)	1,867	1,833

U.S. Renal Care, Inc.
10.625% due 07/15/2027	712	181

Veritas US, Inc.
7.500% due 09/01/2025 (k)	1,200	975

Viking Cruises Ltd.
13.000% due 05/15/2025 (k)	965	1,014

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^(c)(d)	4,180	3,804

Windstream Escrow LLC
7.750% due 08/15/2028 (k)	1,752	1,456

		12,080

UTILITIES 0.4%

Pacific Gas & Electric Co.
3.750% due 08/15/2042	2	1
4.000% due 12/01/2046	2	1
4.300% due 03/15/2045 (k)	463	331
4.450% due 04/15/2042	22	17

		350

Total Corporate Bonds & Notes (Cost $20,314)		18,112

CONVERTIBLE BONDS & NOTES 0.6%

INDUSTRIALS 0.6%

Multiplan Corp. (6.000% Cash or 7.000% PIK)
6.000% due 10/15/2027 (c)(k)	700	475

Total Convertible Bonds & Notes (Cost $688)		475

MUNICIPAL BONDS & NOTES 1.6%

PUERTO RICO 1.6%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	1,418	717
0.000% due 11/01/2051	1,234	565

Total Municipal Bonds & Notes (Cost $1,286)		1,282

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 4.5%

Fannie Mae
4.000% due 06/25/2050 (a)(k)	$3,016	$574
10.900% due 07/25/2029 •(k)	230	258

Freddie Mac
0.700% due 11/25/2055 ~(a)	6,000	398
1.000% due 05/25/2050 •(a)(k)	1,597	178
2.079% due 11/25/2045 ~(a)	1,027	79
3.500% due 02/25/2041 (a)(k)	1,825	229
4.000% due 07/25/2050 (a)(k)	5,682	1,239
5.000% due 03/15/2040 (a)(k)	303	13
10.300% due 10/25/2029 •(k)	250	273
12.700% due 12/25/2027 •	401	409

Total U.S. Government Agencies (Cost $3,801)		3,650

NON-AGENCY MORTGAGE-BACKED SECURITIES 48.2%

245 Park Avenue Trust
3.779% due 06/05/2037 ~(k)	1,065	742

Adjustable Rate Mortgage Trust
4.521% due 01/25/2036 ^«~	49	44

Ashford Hospitality Trust
6.719% due 04/15/2035 •(k)	900	868

Banc of America Alternative Loan Trust
5.370% due 04/25/2037 ^«~	68	57

Banc of America Funding Trust
3.111% due 12/20/2034 ~	187	135
3.633% due 03/20/2036 «~	39	32
5.806% due 03/25/2037 ^«~	38	37
7.000% due 10/25/2037 ^«	329	225

Banc of America Mortgage Trust
4.744% due 06/25/2035 «~	38	32
4.883% due 06/20/2031 «~	132	126

Bancorp Commercial Mortgage Trust
8.943% due 08/15/2032 •(k)	1,580	1,570

Barclays Commercial Mortgage Securities Trust
3.811% due 02/15/2053 ~(k)	1,000	740
8.143% due 10/15/2037 •(k)	900	838

BCAP LLC Trust
5.548% due 07/26/2036 ~	62	52

Bear Stearns ALT-A Trust
3.674% due 05/25/2036 ~	23	18
3.695% due 05/25/2036 ^~	88	64
3.817% due 11/25/2036 ^~	470	248
3.877% due 01/25/2047 ~	21	10
4.116% due 08/25/2036 ^~	183	96
4.125% due 09/25/2034 «~	62	58
4.433% due 07/25/2035 ^~	104	76
5.490% due 04/25/2037 •	396	346

Bear Stearns Asset-Backed Securities Trust
5.500% due 12/25/2035 «	24	15

Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~	38	35

BHP Trust
8.131% due 08/15/2036 •(k)	588	553

CBA Commercial Small Balance Commercial Mortgage
6.040% due 01/25/2039 ^þ	109	101

CD Mortgage Trust
5.688% due 10/15/2048	60	53

Chase Mortgage Finance Trust
6.000% due 03/25/2037 ^	159	86

Citigroup Commercial Mortgage Trust
5.617% due 12/10/2049 ~	345	233

Citigroup Mortgage Loan Trust
4.222% due 10/25/2035 ~	250	203
4.343% due 11/25/2035 ~(k)	1,102	630
6.250% due 11/25/2037 ~	648	311

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.618% due 09/25/2035 ^«~	60	42

Commercial Mortgage Lease-Backed Certificates
6.250% due 06/20/2031 ~(k)	1,217	1,192

Commercial Mortgage Loan Trust
6.809% due 12/10/2049 ~	133	32

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Connecticut Avenue Securities Trust
8.167% due 10/25/2041 •(k)	$800	$790

Countrywide Alternative Loan Trust
4.976% due 12/25/2035 •(k)	558	470
5.500% due 03/25/2035	375	168
5.700% due 10/25/2037 •(k)	3,505	789
5.710% due 02/25/2037 •	123	102
5.730% due 02/25/2036 ^•	368	326
6.000% due 11/25/2035 ^«	160	27
6.000% due 04/25/2036 ^(k)	2,130	1,050

Countrywide Home Loan Mortgage Pass-Through Trust
3.611% due 09/25/2047 ^~	165	145
3.680% due 09/20/2036 ^~	61	53
5.790% due 03/25/2035 •	66	57
5.910% due 02/20/2036 ^•	2	2
6.000% due 05/25/2037 ^	180	86
7.020% due 03/25/2046 ^•	327	215

Credit Suisse First Boston Mortgage Securities Corp.
7.000% due 02/25/2033 «	31	30

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036 (k)	863	454
6.396% due 04/25/2036 þ	145	78
6.500% due 05/25/2036 ^«	144	57

DBGS Mortgage Trust
0.201% due 10/15/2036 ~(a)	147,870	357
7.293% due 06/15/2033 •(k)	900	713
7.843% due 06/15/2033 •	200	153

Extended Stay America Trust
8.894% due 07/15/2038 •(k)	867	827

First Horizon Alternative Mortgage Securities Trust
5.373% due 08/25/2035 ^«~	3	0

Freddie Mac
12.567% due 10/25/2041 •(k)	1,100	1,099
12.867% due 11/25/2041 •(k)	1,100	1,085

GS Mortgage Securities Corp. Trust
4.744% due 10/10/2032 ~(k)	800	735
4.744% due 10/10/2032 ~	100	90

GS Mortgage Securities Trust
0.568% due 08/10/2043 ~(a)	1,790	14

GSR Mortgage Loan Trust
3.575% due 03/25/2047 ^~	578	377

HarborView Mortgage Loan Trust
5.657% due 01/19/2036 •	399	248

IndyMac INDA Mortgage Loan Trust
3.839% due 06/25/2037 ~	94	72

IndyMac INDX Mortgage Loan Trust
3.238% due 05/25/2036 «~	90	46
5.950% due 11/25/2034 •	56	50

JP Morgan Alternative Loan Trust
6.500% due 03/25/2036 ^(k)	746	434

JP Morgan Chase Commercial Mortgage Securities Trust
0.504% due 02/15/2046 «~(a)(k)	53,241	74
6.241% due 02/12/2051 ~	30	245
6.663% due 07/05/2033 •(k)	843	764
9.443% due 02/15/2035 •(k)	786	735
11.584% due 11/15/2038 •(k)	900	808

JP Morgan Mortgage Trust
4.730% due 07/25/2035 «~	15	15

Lehman Mortgage Trust
5.890% due 04/25/2036 ^~	160	106
6.000% due 05/25/2037 ^«	5	5

MASTR Adjustable Rate Mortgages Trust
4.318% due 11/25/2035 ^«~	185	92

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^•	154	101

Merrill Lynch Mortgage Investors Trust
4.059% due 02/25/2034 ~	3	3
4.120% due 11/25/2035 •	38	37
4.969% due 05/25/2033 «~	8	7
5.570% due 07/25/2030 «•	18	16
5.810% due 11/25/2029 •	44	40

MFA Trust
3.910% due 08/25/2061 ~(k)	1,000	851
4.265% due 12/25/2066 ~(k)	1,000	714

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Capital Trust
0.268% due 11/12/2049 ~(a)	$133	$0
9.668% due 11/15/2034 •	400	374

Morgan Stanley Mortgage Loan Trust
4.806% due 01/25/2035 ^~	164	134
6.000% due 08/25/2037 ^	136	57

Morgan Stanley Re-REMIC Trust
4.001% due 03/26/2037 ~(k)	1,753	1,523

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060	81	72

Natixis Commercial Mortgage Securities Trust
4.193% due 04/10/2037 ~(k)	1,197	805
9.092% due 03/15/2035 •(k)	301	295
10.340% due 03/15/2035 •(k)	601	582

New Residential Mortgage Loan Trust
3.885% due 11/25/2059 ~(k)	2,900	1,401

Nomura Asset Acceptance Corp. Alternative Loan Trust
6.220% due 02/25/2035 •(k)	200	196

Regal Trust
3.910% due 09/29/2031 «•	11	9

Residential Accredit Loans, Inc. Trust
4.951% due 01/25/2036 ^~	167	120
6.000% due 08/25/2035 ^	117	99
6.000% due 06/25/2036 ^	64	51
6.500% due 09/25/2037 ^	118	94

Residential Asset Securitization Trust
6.000% due 03/25/2037 ^	181	62

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036 ^«	88	71

Structured Adjustable Rate Mortgage Loan Trust
3.853% due 04/25/2036 ^~	156	95
3.986% due 09/25/2036 ^«	20	18
4.378% due 01/25/2036 ^~	174	108

Structured Asset Mortgage Investments Trust
5.570% due 08/25/2036 ^•(k)	303	249

TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^«	102	39

Tharaldson Hotel Portfolio Trust
8.671% due 11/11/2034 •(k)	1,126	1,084

Wachovia Bank Commercial Mortgage Trust
0.735% due 10/15/2041 ~(a)	14	0

WaMu Mortgage Pass-Through Certificates Trust
3.768% due 12/25/2036 ^~(k)	156	140
5.476% due 10/25/2046 •	696	629
5.476% due 11/25/2046 •(k)	443	391
6.050% due 10/25/2045 •(k)	2,450	2,039
6.130% due 06/25/2044 «•	162	146

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2036 ^(k)	647	527

Wells Fargo Commercial Mortgage Trust
5.092% due 12/15/2039 ~(k)	1,042	900

Worldwide Plaza Trust
3.715% due 11/10/2036 ~(k)	2,400	719

Total Non-Agency Mortgage-Backed Securities (Cost $44,478)		38,741

ASSET-BACKED SECURITIES 63.7%

AIM Aviation Finance Ltd.
6.213% due 02/15/2040 þ(k)	969	591

Asset-Backed Securities Corp. Home Equity Loan Trust
6.245% due 02/25/2035 •(k)	1,369	1,382
8.413% due 06/21/2029 «•	58	56

Bear Stearns Asset-Backed Securities Trust
4.037% due 07/25/2036 «~	45	43
5.085% due 04/25/2036 •(k)	1,982	2,725

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~	1,185	157

Citigroup Mortgage Loan Trust
5.470% due 12/25/2036 •(k)	1,056	593
5.590% due 12/25/2036 •(k)	646	262
5.850% due 11/25/2046 •(k)	1,100	898
8.675% due 12/25/2033 •(k)	917	936

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031	$324	$97
9.163% due 03/01/2033 ~	743	681

Countrywide Asset-Backed Certificates Trust
5.300% due 04/25/2047 ^«•	5	5
5.350% due 06/25/2037 ^•(k)	496	487
5.410% due 12/25/2036 ^•(k)	730	654
5.555% due 09/25/2046 •(k)	4,144	3,341
5.630% due 05/25/2036 •(k)	7,575	6,160
6.800% due 06/25/2035 •(k)	4,000	3,912
7.025% due 10/25/2035 •(k)	2,212	1,741

Crown City CLO
0.000% due 04/20/2035 ~	600	416

EMC Mortgage Loan Trust
6.200% due 05/25/2040 «•	87	86
6.450% due 02/25/2041 «•	184	174

Flagship Credit Auto Trust
0.000% due 06/15/2026 «(f)	2	88
0.000% due 06/15/2029 «(f)	14	2,277

GE Capital Mortgage Services, Inc. Trust
6.705% due 04/25/2029 «~	26	21

GSAMP Trust
6.950% due 06/25/2035 •(k)	2,200	2,105
7.775% due 12/25/2034 •(k)	2,151	1,665

Home Equity Mortgage Loan Asset-Backed Trust
5.390% due 04/25/2037 •(k)	3,289	2,147
5.900% due 10/25/2035 •	123	119

HSI Asset Securitization Corp. Trust
5.260% due 04/25/2037 •(k)	2,807	1,424
5.490% due 12/25/2036 •(k)	4,313	1,160

Lehman XS Trust
6.260% due 11/25/2035 þ	728	338

Marlette Funding Trust
0.000% due 07/16/2029 «(f)	5	377
0.000% due 03/15/2030 «(f)	8	297

MASTR Asset-Backed Securities Trust
5.370% due 08/25/2036 •(k)	2,499	978

Morgan Stanley ABS Capital, Inc. Trust
5.290% due 10/25/2036 •(k)	8,031	3,494
5.930% due 12/25/2034 «•	95	85

Morgan Stanley Home Equity Loan Trust
6.215% due 05/25/2035 •(k)	1,917	1,616

National Collegiate Commutation Trust
0.000% due 03/25/2038 •	3,500	1,066

People’s Financial Realty Mortgage Securities Trust
5.280% due 09/25/2036 •	5,728	1,128

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^þ(k)	3,328	1,450

Securitized Asset-Backed Receivables LLC Trust
5.795% due 01/25/2035 •	194	195

SMB Private Education Loan Trust
0.000% due 02/16/2055 «(f)	0	250

SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (f)	1,000	96
0.000% due 09/25/2040 «(f)	339	41

Soundview Home Loan Trust
6.100% due 10/25/2037 •(k)	1,665	1,234

Structured Asset Investment Loan Trust
6.875% due 10/25/2034 •(k)	1,986	1,972
9.650% due 10/25/2033 «•	68	74

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^~	66	58

Total Asset-Backed Securities (Cost $59,592)		51,152

	SHARES
COMMON STOCKS 4.0%

COMMUNICATION SERVICES 0.4%

Clear Channel Outdoor Holdings, Inc. (e)	108,013	148

iHeartMedia, Inc. ‘A’ (e)	25,745	94

iHeartMedia, Inc. ‘B’ «(e)	20,009	65

		307

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	33

Schedule of Investments	PCM Fund, Inc.	(Cont.)

	SHARES	MARKET VALUE (000S)
ENERGY 0.1%

Axis Energy Services ‘A’ «(i)	3,344	$100

INDUSTRIALS 3.1%

Mcdermott International Ltd. (e)	7,216	1

Neiman Marcus Group Ltd. LLC «(e)(i)	13,191	2,004

Syniverse Holdings, Inc. «(i)	351,847	324

Voyager Aviation Holdings LLC «(e)	307	0

Westmoreland Mining Holdings «(e)(i)	9,154	115

Westmoreland Mining Holdings «(e)	9,234	61

		2,505

UTILITIES 0.4%

TexGen Power LLC «(e)(i)	9,914	278

Total Common Stocks (Cost $3,323)		3,190

WARRANTS 0.8%

INFORMATION TECHNOLOGY 0.8%

Windstream Holdings LLC - Exp. 9/21/2055 «	43,518	666

Total Warrants (Cost $316)		666

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.6%

FINANCIALS 0.0%

SVB Financial Group
4.700% due 11/15/2031 ^(d)(h)	11,000	$1

INDUSTRIALS 0.6%

Voyager Aviation Holdings LLC «	1,842	444

Total Preferred Securities (Cost $605)		445

REAL ESTATE INVESTMENT TRUSTS 0.8%

REAL ESTATE 0.8%

CBL & Associates Properties, Inc.	4,345	96

Uniti Group, Inc.	34,736	161

VICI Properties, Inc.	13,531	425

Total Real Estate Investment Trusts (Cost $317)		682

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 9.8%

REPURCHASE AGREEMENTS (j) 9.5%
		$7,628

U.S. TREASURY BILLS 0.3%
5.239% due 08/17/2023 (b)(f)(g)(n)	$255	253

Total Short-Term Instruments (Cost $7,881)		7,881

Total Investments in Securities (Cost $166,308)		147,040

Total Investments 183.0% (Cost $166,308)		$147,040

Financial Derivative Instruments (l)(m) (0.4)% (Cost or Premiums, net $1,490)		(286)

Other Assets and Liabilities, net (82.6)%		(66,436)

Net Assets 100.0%		$80,318

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Axis Energy Services ‘A’	07/01/2021	$49	$100	0.12%
Neiman Marcus Group Ltd. LLC	09/25/2020	425	2,004	2.50
Syniverse Holdings, Inc.	05/12/2022 - 05/31/2023	346	324	0.40
TexGen Power LLC	07/20/2018	314	278	0.35
Westmoreland Mining Holdings	12/08/2014	267	115	0.14

		$1,401	$2,821	3.51%

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FICC	2.400%	06/30/2023	07/03/2023	$328	U.S. Treasury Bonds 4.625% due 06/30/2025	$(335)	$328	$328
SAL	5.100	06/30/2023	07/03/2023	7,300	U.S. Treasury Notes 0.250% due 10/31/2025	(7,447)	7,300	7,303

Total Repurchase Agreements						$(7,782)	$7,628	$7,631

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BNY	6.171%	04/20/2023	10/20/2023		$(4,434)	$(4,490)
BOS	5.320	04/12/2023	07/11/2023		(299)	(303)
	6.160	06/13/2023	10/12/2023		(1,457)	(1,462)
	6.310	06/13/2023	10/12/2023		(1,560)	(1,566)
BPS	5.550	01/09/2023	07/10/2023		(449)	(461)
	5.740	03/14/2023	07/14/2023		(977)	(994)
	5.790	03/02/2023	07/31/2023		(2,031)	(2,068)
	5.790	03/30/2023	07/31/2023		(212)	(215)
	6.160	05/10/2023	11/02/2023		(207)	(209)
	6.310	04/13/2023	10/10/2023		(2,214)	(2,244)
	6.310	05/10/2023	11/02/2023		(289)	(291)
	6.310	06/15/2023	10/10/2023		(5,565)	(5,583)
	6.410	05/10/2023	11/02/2023		(613)	(618)
	6.610	04/13/2023	10/10/2023		(1,322)	(1,341)
BRC	5.450	06/22/2023	TBD	(3)	(598)	(599)
	6.000	01/17/2023	07/19/2023		(188)	(193)
	6.050	01/17/2023	07/19/2023		(3,190)	(3,279)
	6.090	02/10/2023	08/10/2023		(1,590)	(1,628)
	6.100	01/17/2023	07/19/2023		(609)	(626)
	6.310	02/24/2023	08/24/2023		(2,094)	(2,141)
	6.350	03/07/2023	09/07/2023		(2,366)	(2,415)
	6.360	06/06/2023	10/04/2023		(1,029)	(1,034)
BYR	5.780	04/13/2023	10/10/2023		(794)	(804)
CIB	5.390	01/17/2023	07/17/2023		(18)	(19)
IND	5.480	06/13/2023	07/07/2023		(963)	(966)
	5.720	06/09/2023	09/11/2023		(1,444)	(1,450)
	5.970	06/09/2023	09/11/2023		(1,345)	(1,350)
	6.020	06/09/2023	09/11/2023		(1,210)	(1,214)
JPS	6.170	05/05/2023	11/01/2023		(518)	(523)
	6.220	05/05/2023	11/01/2023		(409)	(414)
MSB	6.360	02/03/2023	07/31/2023		(762)	(781)
MZF	6.340	05/24/2023	11/22/2023		(900)	(907)
	6.490	06/21/2023	12/21/2023		(4,245)	(4,254)
RBC	6.110	06/12/2023	10/12/2023		(665)	(668)
RCY	5.400	01/17/2023	07/17/2023		(1,999)	(2,049)
RTA	6.360	04/12/2023	07/12/2023		(1,986)	(2,013)
SOG	5.520	02/02/2023	08/02/2023		(1,421)	(1,453)
	6.210	03/07/2023	08/04/2023		(540)	(551)
TDM	5.250	05/05/2023	TBD	(3)	(654)	(655)
UBS	5.750	04/19/2023	10/19/2023		(134)	(136)
	6.280	04/13/2023	10/10/2023		(5,501)	(5,579)
	6.350	04/13/2023	10/10/2023		(3,357)	(3,405)
	6.540	03/10/2023	09/11/2023		(4,251)	(4,340)

Total Reverse Repurchase Agreements						$(67,291)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	35

Schedule of Investments	PCM Fund, Inc.	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
Global/Master Repurchase Agreement
BNY	$0	$(4,490)	$0	$(4,490)	$5,945	$1,455
BOS	0	(3,331)	0	(3,331)	4,391	1,060
BPS	0	(14,024)	0	(14,024)	18,718	4,694
BRC	0	(11,915)	0	(11,915)	15,537	3,622
BYR	0	(804)	0	(804)	968	164
CIB	0	(19)	0	(19)	13	(6)
FICC	328	0	0	328	(335)	(7)
IND	0	(4,980)	0	(4,980)	6,022	1,042
JPS	0	(937)	0	(937)	1,272	335
MSB	0	(781)	0	(781)	1,084	303
MZF	0	(5,161)	0	(5,161)	7,258	2,097
RBC	0	(668)	0	(668)	827	159
RCY	0	(2,049)	0	(2,049)	2,220	171
RTA	0	(2,013)	0	(2,013)	2,556	543
SAL	7,303	0	0	7,303	(7,447)	(144)
SOG	0	(2,004)	0	(2,004)	2,438	434
TDM	0	(655)	0	(655)	654	(1)
UBS	0	(13,460)	0	(13,460)	17,960	4,500

Total Borrowings and Other Financing Transactions	$7,631	$(67,291)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(2,724)	$(4,806)	$(2,194)	$(9,724)
Convertible Bonds & Notes	0	0	(380)	0	(380)
U.S. Government Agencies	0	(2,067)	0	(400)	(2,467)
Non-Agency Mortgage-Backed Securities	0	(5,365)	(10,080)	(7,758)	(23,203)
Asset-Backed Securities	0	(747)	(4,340)	(26,430)	(31,517)

Total Borrowings	$0	$(10,903)	$(19,606)	$(36,782)	$(67,291)

Payable for reverse repurchase agreements					$(67,291)

(k)	Securities with an aggregate market value of $87,320 and cash of $543 have been pledged as collateral under the terms of the above master agreements as of June 30, 2023.

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended June 30, 2023 was $(71,856) at a weighted average interest rate of 4.593%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	5	$	(1,183)	$33	$0	$(1)
3-Month SOFR Active Contract December Futures	03/2025	1		(240)	5	0	0
3-Month SOFR Active Contract December Futures	03/2026	1		(241)	3	0	0
3-Month SOFR Active Contract June Futures	09/2024	2		(476)	12	0	0
3-Month SOFR Active Contract June Futures	09/2025	2		(482)	7	0	0

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month SOFR Active Contract March Futures	06/2024	4	$	(949)	$26	$0	$0
3-Month SOFR Active Contract March Futures	06/2025	2		(481)	8	1	0
3-Month SOFR Active Contract March Futures	06/2026	1		(241)	3	0	0
3-Month SOFR Active Contract September Futures	12/2024	2		(478)	10	0	0
3-Month SOFR Active Contract September Futures	12/2025	1		(241)	4	0	0

Total Futures Contracts					$111	$1	$(1)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	0.000%	Quarterly	07/07/2023	$1,300	$0	$(17)	$(17)	$0	$(1)
Pay	1-Day USD-SOFR Compounded-OIS	4.875	Annual	12/21/2023	38,500	(54)	(35)	(89)	2	0
Receive (1)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	3,800	0	90	90	0	(1)
Receive (1)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025	1,900	0	45	45	0	(1)
Receive (1)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026	300	0	11	11	0	0
Pay (1)	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/15/2026	200	(1)	(18)	(19)	0	0
Pay (1)	1-Day USD-SOFR Compounded-OIS	1.550	Semi-Annual	01/20/2027	1,900	(4)	(173)	(177)	1	0
Pay (1)	1-Day USD-SOFR Compounded-OIS	0.500	Semi-Annual	06/16/2028	140	(5)	(16)	(21)	0	0
Pay (1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028	4,900	45	(30)	15	3	0
Pay (1)	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	01/12/2029	2,000	(6)	(228)	(234)	1	0
Pay (1)	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029	7,800	410	(803)	(393)	6	0
Pay (1)	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	06/17/2030	3,450	111	(646)	(535)	4	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030	6,900	(134)	(162)	(296)	8	0
Receive (1)	1-Day USD-SOFR Compounded-OIS	1.370	Semi-Annual	07/19/2031	100	0	17	17	0	0
Receive (1)	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	07/20/2031	100	0	17	17	0	0
Receive (1)	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	12/19/2038	5,200	13	424	437	0	(24)
Receive (1)	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050	100	(1)	27	26	0	(1)
Receive (1)	1-Day USD-SOFR Compounded-OIS	1.625	Semi-Annual	01/16/2050	400	0	131	131	0	(2)
Receive (1)	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050	700	(4)	219	215	0	(5)
Receive (1)	1-Day USD-SOFR Compounded-OIS	1.625	Semi-Annual	02/03/2050	400	(2)	133	131	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	04/07/2051	1,300	(1)	491	490	0	(9)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052	5,700	994	536	1,530	0	(48)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052	2,800	674	119	793	0	(24)
Receive	3-Month USD-LIBOR	0.000	Quarterly	07/07/2023	1,300	0	17	17	1	0
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	07/12/2023	2,000	0	(10)	(10)	0	(1)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	07/15/2023	100	0	0	0	0	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	07/16/2023	400	0	2	2	0	0
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	07/19/2023	100	0	1	1	0	0
Receive	3-Month USD-LIBOR	1.360	Semi-Annual	07/20/2023	100	0	1	1	0	0
Pay	3-Month USD-LIBOR	1.550	Semi-Annual	07/20/2023	1,900	0	(11)	(11)	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	07/22/2023	700	0	3	3	0	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	08/03/2023	400	0	2	2	0	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	09/15/2023	200	0	(2)	(2)	0	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	09/16/2023	140	0	(2)	(2)	0	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	09/17/2023	3,450	0	(38)	(38)	0	(1)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	09/19/2023	2,600	0	(17)	(17)	0	(1)

Total Swap Agreements						$2,035	$78	$2,113	$26	$(123)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1	$26	$27	$0	$(1)	$(123)	$(124)

Cash of $1,080 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	37

Schedule of Investments	PCM Fund, Inc.	(Cont.)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION
(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (3)
								Asset	Liability
GST	ABX.HE.AA.6-1 Index «	0.320%	Monthly	07/25/2045	$1,689	$(336)	$218	$0	$(118)
	ABX.HE.PENAAA.7-1 Index «	0.090	Monthly	08/25/2037	474	(209)	138	0	(71)

Total Swap Agreements						$(545)	$356	$0	$(189)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/(Received)	Net Exposure (4)
GST	$0	$0	$0	$0	$0	$0	$(189)	$(189)	$(189)	$253	$64

(n)
Securities with an aggregate market value of $253 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2023.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	0	0	0	26	26

	$0	$0	$0	$0	$27	$27

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	0	0	0	123	123

	$0	$0	$0	$0	$124	$124

Over the counter
Swap Agreements	$0	$189	$0	$0	$0	$189

	$0	$189	$0	$0	$124	$313

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$13	$0	$0	$(4,153)	$(4,140)

Over the counter
Swap Agreements	$0	$27	$0	$0	$0	$27

	$0	$40	$0	$0	$(4,153)	$(4,113)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$111	$111
Swap Agreements	0	62	0	0	3,013	3,075

	$0	$62	$0	$0	$3,124	$3,186

Over the counter
Swap Agreements	$0	$(75)	$0	$0	$0	$(75)

	$0	$(13)	$0	$0	$3,124	$3,111

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$14,344	$6,420	$20,764
Corporate Bonds & Notes
Banking & Finance	0	5,682	0	5,682
Industrials	0	12,080	0	12,080
Utilities	0	350	0	350
Convertible Bonds & Notes
Industrials	0	475	0	475
Municipal Bonds & Notes
Puerto Rico	0	1,282	0	1,282
U.S. Government Agencies	0	3,650	0	3,650
Non-Agency Mortgage-Backed Securities	0	37,421	1,320	38,741
Asset-Backed Securities	0	47,278	3,874	51,152
Common Stocks
Communication Services	242	0	65	307
Energy	0	0	100	100
Industrials	0	1	2,504	2,505
Utilities	0	0	278	278
Warrants
Information Technology	0	0	666	666
Preferred Securities
Financials	0	1	0	1
Industrials	0	0	444	444

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Real Estate Investment Trusts
Real Estate	$682	$0	$0	$682
Short-Term Instruments
Repurchase Agreements	0	7,628	0	7,628
U.S. Treasury Bills	0	253	0	253

Total Investments	$924	$130,445	$15,671	$147,040

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$27	$0	$27

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(124)	0	(124)
Over the counter	0	0	(189)	(189)

	$0	$(124)	$(189)	$(313)

Total Financial Derivative Instruments	$0	$(97)	$(189)	$(286)

Totals	$924	$130,348	$15,482	$146,754

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2023:

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2023 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$8,086	$1,911	$(2,038)	$(112)	$(3)	$(716)	$0	$(708)	$6,420	$(389)
Corporate Bonds & Notes
Industrials	3,908	63	0	0	0	(167)	0	(3,804)	0	0
Non-Agency Mortgage-Backed Securities	0	0	0	0	0	0	1,320	0	1,320	0
Asset-Backed Securities	6,695	0	(10)	18	(672)	(2,701)	544	0	3,874	(3,276)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	39

Schedule of Investments	PCM Fund, Inc.	(Cont.)	June 30, 2023

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2023 (2)
Common Stocks
Communication Services	$142	$0	$0	$0	$0	$(77)	$0	$0	$65	$(76)
Energy	49	0	0	0	0	51	0	0	100	51
Industrials	2,588	102	0	0	(2)	(183)	0	(1)	2,504	(181)
Materials	68	0	(75)	0	75	(68)	0	0	0	0
Utilities	248	0	0	0	0	30	0	0	278	30
Warrants
Industrials	71	0	(14)	0	14	(71)	0	0	0	0
Information Technology	928	0	0	0	0	(262)	0	0	666	(262)
Preferred Securities
Industrials	4,854	0	(5,112)	0	2,927	(2,225)	0	0	444	(113)

	$27,637	$2,076	$(7,249)	$(94)	$2,339	$(6,389)	$1,864	$(4,513)	$15,671	$(4,216)

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(91)	$0	$0	$0	$91	$(189)	$0	$(189)	$91

Totals	$27,637	$1,985	$(7,249)	$(94)	$2,339	$(6,298)	$1,675	$(4,513)	$15,482	$(4,125)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$2,216	Comparable Multiple	EBITDA Multiple	X	11.000	—
	45	Comparable Multiple	Revenue Multiple	X	0.675	—
	1,795	Discounted Cash Flow	Discounted Rate		9.000-10.530	9.939
	928	Discounted Cash Flow	Discounted Spread		8.250	—
	84	Discounted Cash Flow	Discounted Cash Flow		15.420	—
	71	Proxy Pricing	Base Price		100.000	—
	1,025	Recent Transaction	Purchase Price		100.000	—
	256	Third Party Vendor	Broker Quote		90.750	—
Non-Agency Mortgage-Backed Securities	74	Discounted Cash Flow	Discount Rate		11.000	—
	1,246	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Asset-Backed Securities	3,330	Discounted Cash Flow	Discount Rate		10.000-22.000	17.479
	544	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Common Stocks
Communication Services	65	Adjusted Market Price	Adjustment Factor		10.000	—
Energy	100	Comparable Multiple	LTM EBITDA Multiple	X	3.300	—
Industrials	2,004	Comparable Multiple/Discounted Cash Flow	LTM Revenue Forward EBITDA/Discount Rate	X/X/%	0.550/6.010/9.750	—
	324	Discounted Cash Flow	Discount Rate		14.975	—
	115	Indicative Market Quotation	Broker Quote		$19.500	—
	61	Recent Transaction	Purchase Price		$6.625	—
Utilities	278	Indicative Market Quotation	Broker Quote		$28.000	—
Warrants
Information Technology	666	Comparable Multiple	EBITDA Multiple	X	4.590	—
Preferred Securities
Industrials	444	Comparable Multiple/Discounted Cash Flow	Book Value Multiple/Discount Rate	X/%	0.350/27.749	—

Financial Derivative Instruments - Liabilities
Over the counter	(189)	Other Valuation Techniques (3)	—		—	—

Total	$15,482

(1)
Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments	PIMCO Global StocksPLUS ® & Income Fund	June 30, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 169.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 25.3%

AmSurg LLC
0.500% - 11.000% (PRIME + 2.750%) due 07/20/2026 «~		$197	$197

Carnival Corp.
8.217% due 06/30/2025		393	393

Diamond Sports Group LLC
13.064% due 05/25/2026		1,293	1,001

Envision Healthcare Corp.
16.070% due 04/29/2027		1,535	1,831
16.695% due 04/28/2028 «		2,581	1,952

Forbes Energy Services LLC
TBD% due 12/31/2023 «		80	0

Gateway Casinos & Entertainment Ltd.
13.050% due 10/18/2027	CAD	240	182
13.221% due 10/15/2027		$1,105	1,106

Incora
TBD% - 13.725% due 03/01/2024 «µ		1,086	1,086

Intelsat Jackson Holdings SA
9.443% due 02/01/2029		625	623

Lealand Finance Co. BV
8.217% due 06/28/2024		7	6

Lealand Finance Co. BV (6.193% Cash and 3.000% PIK)
9.193% (LIBOR01M + 1.000%) due 06/30/2025 ~(b)		66	39

Market Bidco Ltd.
8.991% due 11/04/2027	GBP	1,039	1,159

Oi SA
TBD% - 14.000% due 09/07/2024 µ		$438	438

Poseidon Bidco SASU
8.848% (EUR003M + 5.250%) due 07/14/2028 «~	EUR	1,000	1,069

Promotora de Informaciones SA
8.189% (EUR003M + 5.000%) due 06/30/2026 «~		1,800	1,977

PUG LLC
8.717% (LIBOR01M + 3.500%) due 02/12/2027 ~		$6	5

Redstone Holdco 2 LP
10.005% (LIBOR03M + 4.750%) due 04/27/2028 ~		1,227	1,027

Softbank Vision Fund
5.000% due 12/21/2025 «		834	781

Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026 «	EUR	2,537	1,661

Syniverse Holdings, Inc.
12.242% due 05/13/2027		$2,082	1,914

Team Health Holdings, Inc.
7.943% (LIBOR01M + 2.750%) due 02/06/2024 ~		1,077	958

U.S. Renal Care, Inc.
10.193% (LIBOR01M + 5.000%) due 06/26/2026 ~		1,087	510
10.193% (LIBOR01M + 5.500%) due 06/26/2026 ~		797	374

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029		529	390

Windstream Services LLC
11.452% due 09/21/2027		233	218

Total Loan Participations and Assignments (Cost $22,857)			20,897

CORPORATE BONDS & NOTES 35.7%

BANKING & FINANCE 12.2%

ADLER Real Estate AG
3.000% due 04/27/2026	EUR	1,300	1,104

Agps Bondco PLC
4.625% due 01/14/2026 ^(c)		800	341
5.000% due 04/27/2027 ^(c)		100	39

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ambac Assurance Corp.
5.100% due 12/31/2099 (g)		$13	$18

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	300	292
2.625% due 04/28/2025		739	757
7.677% due 01/18/2028 •		100	92
8.000% due 01/22/2030 •		390	383
8.500% due 09/10/2030 •		200	197
10.500% due 07/23/2029		634	688

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	100	26

CBRE Services, Inc.
5.950% due 08/15/2034		$1,200	1,186

Corestate Capital Holding SA
3.500% due 07/31/2023 ^(c)	EUR	600	92

Credit Suisse AG AT1 Claim ^		$200	8

FORESEA Holding SA
7.500% due 06/15/2030 «		239	213

Hestia Re Ltd.
14.768% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		250	216

Sanders Re Ltd.
17.018% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		250	235

SVB Financial Group
1.800% due 02/02/2031 ^(c)		280	178
4.345% due 04/29/2028 ^(c)		100	70
4.570% due 04/29/2033 ^(c)		200	134

UBS Group AG
7.750% due 03/01/2029 •	EUR	400	484

Uniti Group LP
6.000% due 01/15/2030 (j)		$1,127	765
10.500% due 02/15/2028		440	437

Voyager Aviation Holdings LLC
8.500% due 05/09/2026		2,706	2,138

			10,093

INDUSTRIALS 20.5%

Altice Financing SA
5.750% due 08/15/2029 (j)		900	698

Carvana Co.
10.250% due 05/01/2030		400	316

CGG SA
7.750% due 04/01/2027	EUR	132	121
8.750% due 04/01/2027 (j)		$1,887	1,582

DISH DBS Corp.
5.250% due 12/01/2026 (j)		1,800	1,447

DTEK Energy BV (3.500% Cash and 3.500% PIK)
7.000% due 12/31/2027 (b)		1	1

Exela Intermediate LLC
11.500% due 07/15/2026		17	2

HCA, Inc.
7.500% due 11/15/2095		300	338

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (j)		2,525	2,305

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	100	88

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (j)		$1,200	1,054

Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/31/2023 (f)(g)		322	1

Topaz Solar Farms LLC
4.875% due 09/30/2039 (j)		149	137
5.750% due 09/30/2039 (j)		1,648	1,618

U.S. Renal Care, Inc.
10.625% due 07/15/2027		2,161	551

Valaris Ltd.
8.375% due 04/30/2030		2	2

Vale SA
3.202% due 12/29/2049 ~(g)	BRL	20,000	1,284

Viking Cruises Ltd.
13.000% due 05/15/2025 (j)		$1,301	1,367

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^(b)(c)		$4,431	$4,032

			16,944

UTILITIES 3.0%

Adler Financing SARL
12.500% due 06/30/2025	EUR	107	120

Oi SA
10.000% due 07/27/2025 ^(c)		$6,513	471

Pacific Gas & Electric Co.
4.300% due 03/15/2045 (j)		827	591
4.450% due 04/15/2042 (j)		34	26

Peru LNG SRL
5.375% due 03/22/2030		1,000	806

Rio Oil Finance Trust
9.250% due 07/06/2024 (j)		325	328
9.250% due 07/06/2024		102	103

			2,445

Total Corporate Bonds & Notes (Cost $34,975)			29,482

CONVERTIBLE BONDS & NOTES 0.4%

BANKING & FINANCE 0.0%

Corestate Capital Holding SA
1.375% due 07/31/2023 ^(c)	EUR	100	16

INDUSTRIALS 0.4%

DISH Network Corp.
3.375% due 08/15/2026 (j)		$600	307

Total Convertible Bonds & Notes (Cost $715)			323

MUNICIPAL BONDS & NOTES 1.4%

PUERTO RICO 0.4%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043		421	212
0.000% due 11/01/2051		192	81

			293

WEST VIRGINIA 1.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)		8,800	832

Total Municipal Bonds & Notes (Cost $1,274)			1,125

U.S. GOVERNMENT AGENCIES 50.2%

Fannie Mae
0.000% due 06/25/2044 •		224	138
0.850% due 11/25/2049 •(a)		109	14
0.900% due 03/25/2037 •(a)		112	8
1.000% due 11/25/2039 •(a)		111	8
1.150% due 01/25/2038 •(a)		174	12
1.230% due 03/25/2037 •(a)		134	9
1.250% due 12/25/2037 •(a)		170	10
1.260% due 06/25/2037 •(a)		65	3
1.300% due 04/25/2037 •(a)		350	28
1.450% due 11/25/2035 •(a)		26	0
1.650% due 11/25/2036 •(a)		632	60
2.050% due 02/25/2037 •(a)		115	12
3.000% due 04/25/2050 (a)		11,709	1,668
7.000% due 12/25/2023		2	2
7.910% due 12/25/2042 ~		30	30
10.900% due 07/25/2029 •(j)		220	247

Fannie Mae, TBA
5.500% due 09/01/2053		5,900	5,871
6.000% due 08/01/2053		3,300	3,329
6.500% due 08/01/2053		400	408

Freddie Mac
0.700% due 11/25/2055 ~(a)		5,455	361
1.000% due 05/25/2050 •(a)		1,102	123

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	41

Schedule of Investments	PIMCO Global StocksPLUS ® & Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.247% due 03/15/2037 •(a)	$291	$22
1.377% due 09/15/2036 •(a)	162	12
1.387% due 09/15/2036 •(a)	333	27
10.300% due 10/25/2029 •(j)	250	273

Ginnie Mae
0.943% due 12/20/2048 •(a)	879	71

Ginnie Mae, TBA
3.500% due 08/01/2053	3,300	3,050
4.500% due 08/01/2053	1,600	1,545

Uniform Mortgage-Backed Security
3.500% due 03/01/2048 - 04/01/2048	370	342

Uniform Mortgage-Backed Security, TBA
2.500% due 08/01/2053	150	127
3.000% due 08/01/2053	1,650	1,455
3.500% due 08/01/2053	20,800	18,976
4.000% due 08/01/2053	1,650	1,550
4.500% due 08/01/2053	1,800	1,732

Total U.S. Government Agencies (Cost $42,079)		41,523

NON-AGENCY MORTGAGE-BACKED SECURITIES 17.4%

Banc of America Funding Trust
2.372% due 03/20/2036 «~	74	64
3.111% due 12/20/2034 ~	187	135
5.846% due 01/25/2037 ^«~	94	81

Banc of America Mortgage Trust
6.000% due 07/25/2046 ^«	1	1

Bear Stearns Adjustable Rate Mortgage Trust
4.222% due 07/25/2036 ^~	80	71

Bear Stearns ALT-A Trust
3.142% due 04/25/2035 «~	77	59
3.990% due 11/25/2035 ^~	56	44
4.202% due 09/25/2035 ^~	65	40

Bear Stearns Asset-Backed Securities Trust
6.570% due 03/25/2036 ^•(j)	1,632	592

Bear Stearns Commercial Mortgage Securities Trust
5.046% due 02/11/2041 ~	134	134

Bear Stearns Structured Products, Inc. Trust
3.484% due 12/26/2046 ^~	152	115
4.098% due 01/26/2036 ^~	250	200

CBA Commercial Small Balance Commercial Mortgage
6.040% due 01/25/2039 ^þ	109	101

CD Mortgage Trust
5.688% due 10/15/2048	64	57

Chevy Chase Funding LLC Mortgage-Backed Certificates
5.450% due 08/25/2035 «•	30	27
5.830% due 10/25/2034 «•	2	2

Citigroup Commercial Mortgage Trust
5.617% due 12/10/2049 ~(j)	466	314

Citigroup Mortgage Loan Trust
4.343% due 11/25/2035 ~(j)	1,049	600
4.524% due 03/25/2037 ^«~	52	50

Commercial Mortgage Loan Trust
6.809% due 12/10/2049 ~	266	64

Connecticut Avenue Securities Trust
8.167% due 10/25/2041 •(j)	900	889

Countrywide Alternative Loan Trust
2.000% due 07/25/2036 •(a)	752	114
3.167% due 10/25/2035 ^«~	75	61
3.940% due 02/25/2037 ^~	63	54
5.500% due 08/25/2034 «	178	164
5.500% due 02/25/2036 ^«	12	7
5.500% due 05/25/2036 ^•(j)	1,184	344
5.630% due 12/25/2046 ^•	47	30
5.636% due 07/25/2035 •(j)	401	363
5.810% due 10/25/2035 •	419	300
6.250% due 09/25/2034 «	28	27
6.500% due 08/25/2036 ^(j)	991	346

Countrywide Home Loan Mortgage Pass-Through Trust
2.948% due 10/20/2035 «~	8	8
3.594% due 03/25/2037 ^~	219	174
3.833% due 10/20/2035 ^«~	30	28
3.932% due 10/20/2035 ^~	67	62

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 08/25/2035 ^«		$11	$6
5.630% due 03/25/2036 •		99	91
5.930% due 02/25/2035 •		48	42

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 11/25/2036 «		95	79

Extended Stay America Trust
8.894% due 07/15/2038 •(j)		964	919

First Horizon Alternative Mortgage Securities Trust
5.139% due 11/25/2036 ^~		151	109

First Horizon Mortgage Pass-Through Trust
4.186% due 01/25/2037 ^~		179	109

Freddie Mac
12.567% due 10/25/2041 •(j)		1,200	1,199

GSR Mortgage Loan Trust
3.818% due 04/25/2035 «~		63	56

HarborView Mortgage Loan Trust
3.350% due 11/19/2034 «~		38	28
4.688% due 08/19/2036 ^«~		2	2
4.720% due 02/25/2036 ^«~		15	5
5.746% due 04/19/2034 «•		3	3

HSI Asset Loan Obligation Trust
4.083% due 01/25/2037 ^~		106	74

IndyMac INDX Mortgage Loan Trust
3.102% due 06/25/2037 ^~		277	251
5.690% due 06/25/2037 ^•		458	527
5.710% due 03/25/2035 «•		3	3

JP Morgan Mortgage Trust
4.292% due 04/25/2037 ^«~		154	121
5.500% due 01/25/2036 ^		25	13

MASTR Adjustable Rate Mortgages Trust
3.912% due 10/25/2034 ~		57	51
4.318% due 11/25/2035 ^«~		263	130

Merrill Lynch Alternative Note Asset Trust
5.290% due 01/25/2037 •		626	195

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
5.690% due 07/25/2036 «•		169	66

RBSSP Resecuritization Trust
5.000% due 09/26/2036 ~(j)		884	648

Residential Accredit Loans, Inc. Trust
3.303% due 12/26/2034 ^«~		67	58
4.951% due 01/25/2036 ^~		342	246
6.000% due 09/25/2035 ^«		255	89
6.000% due 08/25/2036 ^		106	86

Structured Adjustable Rate Mortgage Loan Trust
3.625% due 09/25/2036 ^~		129	91
3.665% due 09/25/2035 «~		35	25
3.853% due 04/25/2036 ^~		156	95
4.378% due 01/25/2036 ^~		194	120
5.376% due 05/25/2035 ^•(j)		729	572

Structured Asset Mortgage Investments Trust
5.610% due 02/25/2036 •(j)		149	125
5.710% due 02/25/2036 ^•		103	87

SunTrust Adjustable Rate Mortgage Loan Trust
4.894% due 01/25/2037 ^~		32	24

Tharaldson Hotel Portfolio Trust
8.671% due 11/11/2034 •(j)		1,205	1,159

WaMu Mortgage Pass-Through Certificates Trust
3.768% due 12/25/2036 ^~(j)		174	156
4.081% due 07/25/2037 ^~		47	44

Wells Fargo Commercial Mortgage Trust
5.092% due 12/15/2039 ~		1,065	919

Wells Fargo-RBS Commercial Mortgage Trust
0.392% due 12/15/2046 ~(a)(j)		30,000	25

Total Non-Agency Mortgage-Backed Securities (Cost $16,418)			14,370

ASSET-BACKED SECURITIES 7.1%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	250	88

Apidos CLO
0.000% due 07/22/2026 ~		$500	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Avoca CLO DAC
0.000% due 07/15/2032 ~	EUR	1,000	$632

Bear Stearns Asset-Backed Securities Trust
6.500% due 08/25/2036 ^		$518	195

Belle Haven ABS CDO Ltd.
5.473% due 07/05/2046 •		34,966	3

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~		1,421	189

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		1,700	391

Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	900	265
0.000% due 01/25/2032 ~		300	103

Carlyle U.S. CLO Ltd.
0.000% due 10/15/2031 ~		$600	169

Carrington Mortgage Loan Trust
5.300% due 08/25/2036 •		36	34

Citigroup Mortgage Loan Trust
5.310% due 01/25/2037 •		126	43

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		365	109

Countrywide Asset-Backed Certificates Trust
6.250% due 09/25/2034 «•		26	23

Lehman XS Trust
4.285% due 05/25/2037 ^«þ		23	21

Marlette Funding Trust
0.000% due 12/15/2028 «(f)		2	63
0.000% due 04/16/2029 «(f)		2	75
0.000% due 07/16/2029 «(f)		2	181

Morgan Stanley ABS Capital, Inc. Trust
5.210% due 05/25/2037 •		50	44

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(f)		1	317
0.000% due 10/15/2048 «(f)		2	467
0.000% due 02/16/2055 «(f)		0	249

Soundview Home Loan Trust
5.270% due 11/25/2036 •		154	45

South Coast Funding Ltd.
0.476% due 01/06/2041 •		393	74
0.476% due 01/06/2041 •(j)		11,064	2,081

Washington Mutual Asset-Backed Certificates Trust
3.911% due 10/25/2036 •		79	29

Total Asset-Backed Securities (Cost $18,213)			5,891

SOVEREIGN ISSUES 2.5%

Argentina Government International Bond
0.500% due 07/09/2030 þ		512	141
1.000% due 07/09/2029		97	32
1.500% due 07/09/2035 þ		563	162
3.500% due 07/09/2041 þ(j)		905	291
3.875% due 01/09/2038 þ(j)		1,597	564
15.500% due 10/17/2026	ARS	8,480	3

Autonomous City of Buenos Aires
95.645% (BADLARPP + 3.750%) due 02/22/2028 ~		449	1

Provincia de Buenos Aires
88.734% due 04/12/2025		79,631	148

Republic of Greece Government International Bond
2.000% due 04/22/2027	EUR	73	76
3.900% due 01/30/2033		162	182
4.000% due 01/30/2037		127	141
4.200% due 01/30/2042		159	179

Russia Government International Bond
5.625% due 04/04/2042 ^(c)		$200	136

Ukraine Government International Bond
4.375% due 01/27/2032 ^(c)	EUR	89	21

Venezuela Government International Bond
8.250% due 10/13/2024 ^(c)		$4	0
9.250% due 09/15/2027 ^(c)		62	6

Total Sovereign Issues (Cost $4,205)			2,083

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 2.8%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (d)	97,913	$134

iHeartMedia, Inc. ‘A’ (d)	22,927	84

iHeartMedia, Inc. ‘B’ «(d)	17,837	58

		276

CONSUMER DISCRETIONARY 0.0%

Steinhoff CVR «(d)	4,155,237	0

ENERGY 0.0%

Axis Energy Services ‘A’ «(h)	514	15

FINANCIALS 1.3%

ADLER Group SA «(d)	1,206	1

Banca Monte dei Paschi di Siena SpA (d)	123,500	310

Intelsat Emergence SA «(d)(h)	34,279	788

		1,099

INDUSTRIALS 1.2%

Drillco Holding Lux SA «(d)	13,431	258

Drillco Holding Lux SA «(d)(h)	5,770	111

Neiman Marcus Group Ltd. LLC «(d)(h)	516	78

Sierra Hamilton Holder LLC «(d)(h)	100,456	0

Syniverse Holdings, Inc. «(h)	327,258	301

Voyager Aviation Holdings LLC «(d)	377	0

Westmoreland Mining Holdings «(d)(h)	13,114	164

Westmoreland Mining Holdings «(d)	13,229	88

		1,000

REAL ESTATE 0.0%

ADLER Group SA	2,671	2

Total Common Stocks (Cost $5,187)		2,392

	SHARES	MARKET VALUE (000S)
RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(d)	3,671	$18

Total Rights (Cost $0)		18

WARRANTS 1.0%

FINANCIALS 0.0%

Intelsat Emergence SA - Exp. 02/17/2027 «	236	0

Intelsat Jackson Holdings SA - Exp. 12/05/2025 «	3,580	26

		26

INFORMATION TECHNOLOGY 1.0%

Windstream Holdings LLC - Exp. 9/21/2055 «	52,536	805

Total Warrants (Cost $1,166)		831

PREFERRED SECURITIES 4.6%

FINANCIALS 3.9%

AGFC Capital Trust
7.010% (US0003M + 1.750%) due 01/15/2067 ~(j)	1,000,000	539

Charles Schwab Corp.
4.000% due 12/01/2030 •(g)	200,000	147

OCP CLO Ltd.
0.000% due 04/26/2028 (f)	1,400	667

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)	1,890,000	1,917

SVB Financial Group
4.700% due 11/15/2031 ^(c)(g)	11,000	1

		3,271

INDUSTRIALS 0.7%

Voyager Aviation Holdings LLC «	2,260	545

Total Preferred Securities (Cost $5,289)		3,816

		SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.3%

REAL ESTATE 0.3%

CBL & Associates Properties, Inc.		2,842	$63

Uniti Group, Inc.		32,667	151

Total Real Estate Investment Trusts (Cost $246)			214

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 21.0%

REPURCHASE AGREEMENTS (i) 19.7%
			16,277

ARGENTINA TREASURY BILLS 0.2%
(21.738)% due 09/18/2023 - 11/23/2023 (e)(f)	ARS	69,394	173

U.S. TREASURY BILLS 1.1%
5.240% due 08/24/2023 - 09/12/2023 (e)(f)(m)		$929	920

Total Short-Term Instruments (Cost $17,380)			17,370

Total Investments in Securities (Cost $170,004)			140,335

Total Investments 169.7% (Cost $170,004)			$140,335

Financial Derivative Instruments (k)(l) 10.2% (Cost or Premiums, net $(419))			8,391

Other Assets and Liabilities, net (79.9)%			(66,059)

Net Assets 100.0%			$82,667

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	43

Schedule of Investments	PIMCO Global StocksPLUS ® & Income Fund	(Cont.)

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Axis Energy Services ‘A’	07/01/2021	$8	$15	0.02%
Drillco Holding Lux SA	06/08/2023	116	111	0.14
Intelsat Emergence SA	06/19/2017 - 02/23/2022	2,403	788	0.95
Neiman Marcus Group Ltd. LLC	09/25/2020	0	78	0.09
Sierra Hamilton Holder LLC	07/31/2017	25	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 05/31/2023	321	301	0.36
Westmoreland Mining Holdings	12/08/2014 - 08/05/2016	367	164	0.20

		$3,240	$1,457	1.76%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BPS	5.110%	06/30/2023	07/03/2023	$15,200	U.S. Treasury Notes 2.375% due 03/31/2029	$(15,502)	$15,200	$15,207
FICC	2.400	06/30/2023	07/03/2023	1,077	U.S. Treasury Notes 4.625% due 06/30/2025	(1,098)	1,077	1,077

Total Repurchase Agreements						$(16,600)	$16,277	$16,284

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BPS	5.550%	01/09/2023	07/10/2023		$	(140)	$(144)
	5.740	03/14/2023	07/14/2023			(1,921)	(1,954)
	5.760	03/23/2023	07/21/2023			(480)	(487)
	5.790	03/01/2023	07/31/2023			(431)	(440)
	6.160	05/10/2023	11/02/2023			(198)	(200)
	6.310	04/13/2023	10/10/2023			(309)	(314)
	6.310	05/10/2023	11/02/2023			(220)	(222)
	6.410	05/08/2023	11/02/2023			(611)	(617)
	6.410	05/10/2023	11/02/2023			(189)	(191)
	6.610	04/13/2023	10/10/2023			(721)	(731)
BRC	5.450	06/22/2023	TBD	(3)		(633)	(634)
	6.040	04/14/2023	07/14/2023			(531)	(538)
	6.050	01/17/2023	07/19/2023			(186)	(191)
	6.140	01/30/2023	08/30/2023			(2,257)	(2,317)
BYR	5.760	03/30/2023	10/19/2023			(111)	(113)
	5.770	03/23/2023	09/20/2023			(230)	(234)
CDC	5.370	02/13/2023	08/11/2023			(647)	(660)
	5.550	04/12/2023	07/11/2023			(137)	(138)
	5.560	03/30/2023	07/28/2023			(1,451)	(1,472)
DBL	3.630	05/10/2023	TBD	(3)	EUR	(105)	(115)
	6.688	06/09/2023	08/10/2023		$	(1,460)	(1,466)
JML	3.650	05/10/2023	08/10/2023		EUR	(1,499)	(1,645)
	5.250	05/05/2023	07/28/2023		$	(281)	(283)
	5.450	05/05/2023	07/28/2023			(257)	(260)
	5.500	05/05/2023	07/28/2023			(764)	(771)
JPS	6.220	05/05/2023	11/01/2023			(859)	(868)
MEI	3.914	05/18/2023	09/18/2023		EUR	(298)	(327)
	5.890	05/19/2023	09/18/2023		$	(588)	(592)
NOM	5.750	05/05/2023	TBD	(3)		(254)	(257)
RBC	6.110	06/12/2023	10/12/2023			(739)	(742)
SOG	5.770	05/12/2023	11/13/2023			(89)	(89)
TDM	5.400	06/28/2023	TBD	(3)		(983)	(983)
UBS	3.600	06/08/2023	TBD	(3)	EUR	(837)	(916)
	5.550	02/03/2023	08/03/2023		$	(1,475)	(1,509)
	5.700	04/17/2023	10/16/2023			(732)	(741)

Total Reverse Repurchase Agreements							$(23,161)

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.8)%
Uniform Mortgage-Backed Security, TBA	2.000%	07/01/2053	$800	$(659)	$(653)

Total Short Sales (0.8)%				$(659)	$(653)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
Global/Master Repurchase Agreement
BPS	$15,207	$(5,300)	$0	$9,907	$(8,761)	$1,146
BRC	0	(3,680)	0	(3,680)	4,206	526
BYR	0	(347)	0	(347)	399	52
CDC	0	(2,270)	0	(2,270)	2,391	121
CIB	0	0	0	0	(10)	(10)
DBL	0	(1,581)	0	(1,581)	2,200	619
FICC	1,077	0	0	1,077	(1,098)	(21)
JML	0	(2,959)	0	(2,959)	3,501	542
JPS	0	(868)	0	(868)	1,159	291
MEI	0	(919)	0	(919)	1,118	199
NOM	0	(257)	0	(257)	308	51
RBC	0	(742)	0	(742)	919	177
RDR	0	0	0	0	(59)	(59)
SOG	0	(89)	0	(89)	103	14
TDM	0	(983)	0	(983)	1,054	71
UBS	0	(3,166)	0	(3,166)	3,530	364

Total Borrowings and Other Financing Transactions	$16,284	$(23,161)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(4,478)	$(3,264)	$(3,591)	$(11,333)
Convertible Bonds & Notes	0	0	0	(257)	(257)
U.S. Government Agencies	0	0	0	(391)	(391)
Non-Agency Mortgage-Backed Securities	0	(729)	(2,317)	(3,494)	(6,540)
Asset-Backed Securities	0	0	(1,466)	0	(1,466)
Sovereign Issues	0	(1,031)	0	0	(1,031)
Preferred Securities	0	0	(2,143)	0	(2,143)

Total Borrowings	$0	$(6,238)	$(9,190)	$(7,733)	$(23,161)

Payable for reverse repurchase agreements					$(23,161)

(j)	Securities with an aggregate market value of $27,629 have been pledged as collateral under the terms of the above master agreements as of June 30, 2023.

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended June 30, 2023 was $(36,042) at a weighted average interest rate of 3.778%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	45

Schedule of Investments	PIMCO Global StocksPLUS ® & Income Fund	(Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME E-mini S&P 500 July 2023 Futures	$4,230.000	07/21/2023	178	$9	$143	$38

Total Purchased Options					$143	$38

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CME E-mini S&P 500 July 2023 Futures	$4,450.000	07/21/2023	178	$9	$(592)	$(583)

Total Written Options					$(592)	$(583)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini S&P 500 Index September Futures	09/2023	188	$42,190	$1,217	$493	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	5	$(1,183)	$33	$0	$(1)
3-Month SOFR Active Contract December Futures	03/2025	1	(240)	5	0	0
3-Month SOFR Active Contract December Futures	03/2026	1	(241)	3	0	0
3-Month SOFR Active Contract June Futures	09/2024	2	(476)	12	0	0
3-Month SOFR Active Contract June Futures	09/2025	2	(482)	7	0	0
3-Month SOFR Active Contract March Futures	06/2024	4	(949)	26	0	0
3-Month SOFR Active Contract March Futures	06/2025	2	(481)	8	1	0
3-Month SOFR Active Contract March Futures	06/2026	1	(241)	3	0	0
3-Month SOFR Active Contract September Futures	12/2024	2	(478)	10	0	0
3-Month SOFR Active Contract September Futures	12/2025	1	(241)	4	0	0

				$111	$1	$(1)

Total Futures Contracts				$1,328	$494	$(1)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2052	GBP	600	$123	$294	$417	$4	$0
Receive (1)	1-Day USD-SOFR Compounded-OIS	0.250	Semi-Annual	06/16/2024		$3,000	3	113	116	0	(1)
Receive (1)	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2024		4,400	(19)	103	84	0	(1)
Receive (1)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		3,700	0	87	87	0	(1)
Receive (1)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		1,900	0	45	45	0	(1)
Receive (1)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		300	0	11	11	0	0
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		25,500	(1,032)	(1,870)	(2,902)	0	(2)
Receive (1)	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/15/2028		1,250	(12)	160	148	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029		340	(37)	0	(37)	0	0
Receive (1)	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/15/2030		600	(5)	81	76	0	(1)
Receive (1)	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	02/12/2030		4,400	(56)	546	490	0	(4)
Receive (1)	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	03/10/2030		500	0	55	55	0	(1)
Receive (1)	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030		400	(12)	83	71	0	(1)
Pay (1)	1-Day USD-SOFR Compounded-OIS	0.750	Semi-Annual	06/16/2031		2,229	(174)	(281)	(455)	4	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		220	(9)	(22)	(31)	0	0

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-SOFR Compounded-OIS	3.000%	Annual	06/21/2033		$40	$0	$(2)	$(2)	$0	$0
Pay (1)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		1,500	21	(13)	8	4	0
Pay (1)	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	12/19/2048		1,900	(5)	(164)	(169)	16	0
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Annual	06/15/2052		5,400	468	1,236	1,704	0	(44)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		6,000	713	902	1,615	0	(51)
Pay	1-Year BRL-CDI	11.140	Maturity	01/02/2025	BRL	300	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.160	Maturity	01/02/2025		200	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/02/2025		200	0	(1)	(1)	0	0
Pay	1-Year BRL-CDI	12.000	Maturity	01/02/2025		600	0	0	0	0	0
Pay	1-Year BRL-CDI	12.080	Maturity	01/02/2025		1,000	0	1	1	0	0
Pay	1-Year BRL-CDI	12.140	Maturity	01/02/2025		500	0	0	0	0	0
Pay	1-Year BRL-CDI	12.145	Maturity	01/02/2025		500	0	1	1	0	0
Pay	1-Year BRL-CDI	12.160	Maturity	01/02/2025		1,000	0	1	1	0	0
Pay	1-Year BRL-CDI	11.220	Maturity	01/04/2027		300	0	1	1	0	0
Pay	1-Year BRL-CDI	11.245	Maturity	01/04/2027		100	0	0	0	0	0
Pay	1-Year BRL-CDI	11.260	Maturity	01/04/2027		100	0	0	0	0	0
Pay	1-Year BRL-CDI	11.700	Maturity	01/04/2027		100	0	1	1	0	0
Pay	1-Year BRL-CDI	11.715	Maturity	01/04/2027		300	0	2	2	0	0
Pay	1-Year BRL-CDI	11.870	Maturity	01/04/2027		800	0	5	5	1	0
Pay	3-Month CAD-Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	4,900	369	(447)	(78)	1	0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		600	(107)	126	19	0	(6)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	07/15/2023		$600	0	3	3	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	08/12/2023		4,400	0	18	18	1	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	09/10/2023		500	0	2	2	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	09/15/2023		1,250	0	13	13	1	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	09/16/2023		3,000	0	42	42	1	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	09/16/2023		2,229	0	(28)	(28)	0	(1)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	09/16/2023		400	0	5	5	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	09/19/2023		2,500	0	17	17	1	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029	EUR	6,100	6	(923)	(917)	0	(28)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		1,300	(18)	305	287	7	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		3,000	(132)	732	600	15	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032		800	72	125	197	5	0
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		2,700	11	740	751	15	0
Pay	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		400	48	(244)	(196)	0	(2)
Pay	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		1,000	171	(606)	(435)	0	(5)
Receive (1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		1,600	11	76	87	0	0
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	2,700	0	3	3	0	0
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024		1,100	0	1	1	0	0
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024		1,000	0	1	1	0	0
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027		300	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027		400	0	0	0	0	0
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032		200	1	(1)	0	0	0
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032		800	3	(1)	2	0	0
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032		200	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032		500	0	(1)	(1)	0	0

Total Swap Agreements							$402	$1,331	$1,733	$76	$(151)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$38	$494	$76	$608	$(583)	$(1)	$(151)	$(735)

Cash of $3,167 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	47

Schedule of Investments	PIMCO Global StocksPLUS ® & Income Fund	(Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	07/2023	AUD	15		$10	$0	$0
	08/2023		$10	AUD	15	0	0

BOA	07/2023	GBP	73		$92	0	(1)
	09/2023	TWD	3,244		107	2	0

BPS	07/2023		$12,131	EUR	11,073	0	(48)
	08/2023	EUR	10,636		$11,670	48	0
	08/2023	TWD	1,752		57	1	0
	08/2023		$47	EUR	43	0	0
	09/2023		109	IDR	1,634,742	0	0

BRC	09/2023	IDR	2,924		$0	0	0

CBK	07/2023	CAD	173		127	0	(4)
	07/2023		$158	EUR	147	3	0
	08/2023	TWD	1,563		$51	1	0
	08/2023		$8	AUD	12	0	0

DUB	07/2023	BRL	307		$64	0	0
	07/2023		$57	BRL	307	8	0

GLM	07/2023	BRL	2,136		$443	0	(3)
	07/2023		$442	BRL	2,136	4	0
	08/2023	CHF	20		$23	0	0
	09/2023	BRL	2,159		442	0	(4)
	09/2023		$353	TWD	10,739	0	(5)

JPM	08/2023	CHF	30		$34	1	0
	09/2023	IDR	5,229		0	0	0

MBC	07/2023	EUR	189		204	0	(3)
	07/2023	GBP	948		1,173	0	(30)
	07/2023		$782	EUR	713	0	(4)
	07/2023		133	GBP	107	3	0

MYI	07/2023	IDR	44,964		$3	0	0
	07/2023		$3	IDR	44,964	0	0
	08/2023	JPY	13,900		$99	2	0
	08/2023	TWD	1,747		58	1	0
	08/2023		$1	TWD	28	0	0
	09/2023		63	IDR	944,478	0	0

SCX	07/2023	AUD	22		$14	0	0
	07/2023		$83	AUD	124	0	0
	08/2023		14		22	0	0
	08/2023		108	JPY	15,000	0	(4)
	09/2023	IDR	5,177,842		$348	3	0
	09/2023	TWD	2,711		89	1	0
	09/2023		$185	IDR	2,777,279	0	0

SOG	07/2023	AUD	18		$12	0	0
	07/2023	EUR	11,031		11,866	0	(171)

SSB	09/2023		$428	BRL	2,172	20	0

TOR	07/2023	AUD	27		$18	0	0
	07/2023	BRL	2,436		500	0	(9)
	07/2023		$505	BRL	2,436	3	0
	07/2023		131	CAD	173	0	0
	07/2023		1,161	GBP	914	0	(1)
	08/2023	CAD	173		$131	0	0
	08/2023	GBP	914		1,162	1	0
	08/2023		$18	AUD	27	0	0

UAG	07/2023	AUD	31		$20	0	0
	08/2023		$8	AUD	13	0	0

Total Forward Foreign Currency Contracts						$102	$(287)

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION
(1)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
									Asset	Liability
BOA	Long Beach Mortgage Loan Trust 6.584% due 07/25/2033	6.250%	Monthly	07/25/2033	$	100	$0	$1	$1	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
										Asset	Liability
DUB	Eskom «	4.650%	Quarterly	06/30/2029	0.031%	$	400	$0	$17	$17	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION
(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
									Asset	Liability
GST	ABX.HE.AA.6-1 Index «	0.320%	Monthly	07/25/2045	$	751	$(150)	$98	$0	$(52)
	ABX.HE.PENAAA.7-1 Index «	0.090	Monthly	08/25/2037		505	(222)	146	0	(76)

							$(372)	$244	$0	$(128)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
JPM	Receive	NDDUEAFE Index	79	5.040% (1-Month USD-LIBOR less a specified spread)	Monthly	05/08/2024	$	581	$0	$(2)	$0	$(2)

MYI	Receive	NDDUEAFE Index	5,530	5.050% (1-Month USD-LIBOR less a specified spread)	Maturity	11/15/2023		30,860	0	8,816	8,816	0

	Receive	NDDUEAFE Index	32	5.090% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/24/2024		235	0	(1)	0	(1)

									$0	$8,813	$8,816	$(3)

Total Swap Agreements									$(372)	$9,075	$8,834	$(131)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (6)
BOA	$2	$0	$1	$3	$(1)	$0	$0	$(1)	$2	$0	$2
BPS	49	0	0	49	(48)	0	0	(48)	1	0	1
CBK	4	0	0	4	(4)	0	0	(4)	0	0	0
DUB	8	0	17	25	0	0	0	0	25	0	25
GLM	4	0	0	4	(12)	0	0	(12)	(8)	0	(8)
GST	0	0	0	0	0	0	(128)	(128)	(128)	226	98
JPM	1	0	0	1	0	0	(2)	(2)	(1)	0	(1)
MBC	3	0	0	3	(37)	0	0	(37)	(34)	0	(34)
MYI	3	0	8,816	8,819	0	0	(1)	(1)	8,818	(8,480)	338
SCX	4	0	0	4	(4)	0	0	(4)	0	0	0
SOG	0	0	0	0	(171)	0	0	(171)	(171)	261	90
SSB	20	0	0	20	0	0	0	0	20	0	20
TOR	4	0	0	4	(10)	0	0	(10)	(6)	0	(6)

Total Over the Counter	$102	$0	$8,834	$8,936	$(287)	$0	$(131)	$(418)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	49

Schedule of Investments	PIMCO Global StocksPLUS ® & Income Fund	(Cont.)

(m)
Securities with an aggregate market value of $487 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2023.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$38	$0	$0	$38
Futures	0	0	493	0	1	494
Swap Agreements	0	0	0	0	76	76

	$0	$0	$531	$0	$77	$608

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$102	$0	$102
Swap Agreements	0	18	8,816	0	0	8,834

	$0	$18	$8,816	$102	$0	$8,936

	$0	$18	$9,347	$102	$77	$9,544

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$583	$0	$0	$583
Futures	0	0	0	0	1	1
Swap Agreements	0	0	0	0	151	151

	$0	$0	$583	$0	$152	$735

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$287	$0	$287
Swap Agreements	0	128	3	0	0	131

	$0	$128	$3	$287	$0	$418

	$0	$128	$586	$287	$152	$1,153

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(3,144)	$0	$0	$(3,144)
Written Options	0	0	(2,344)	0	0	(2,344)
Futures	0	0	3,647	0	0	3,647
Swap Agreements	0	254	0	0	(118)	136

	$0	$254	$(1,841)	$0	$(118)	$(1,705)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$125	$0	$125
Swap Agreements	0	(11)	(10,598)	0	0	(10,609)

	$0	$(11)	$(10,598)	$125	$0	$(10,484)

	$0	$243	$(12,439)	$125	$(118)	$(12,189)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$419	$0	$0	$419
Written Options	0	0	375	0	0	375
Futures	0	0	2,098	0	111	2,209
Swap Agreements	0	77	0	0	695	772

	$0	$77	$2,892	$0	$806	$3,775

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(233)	$0	$(233)
Swap Agreements	0	(34)	15,775	0	0	15,741

	$0	$(34)	$15,775	$(233)	$0	$15,508

	$0	$43	$18,667	$(233)	$806	$19,283

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June
30, 2023 in valuing the Fund’s assets and
 liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$12,174	$8,723	$20,897
Corporate Bonds & Notes
Banking & Finance	0	9,880	213	10,093
Industrials	0	16,944	0	16,944
Utilities	0	2,445	0	2,445
Convertible Bonds & Notes
Banking & Finance	0	16	0	16
Industrials	0	307	0	307
Municipal Bonds & Notes
Puerto Rico	0	293	0	293
West Virginia	0	832	0	832
U.S. Government Agencies	0	41,523	0	41,523
Non-Agency Mortgage-Backed Securities	0	13,120	1,250	14,370
Asset-Backed Securities	0	4,495	1,396	5,891
Sovereign Issues	0	2,083	0	2,083
Common Stocks
Communication Services	218	0	58	276
Energy	0	0	15	15
Financials	310	0	789	1,099
Industrials	0	0	1,000	1,000
Real Estate	2	0	0	2
Rights
Financials	0	0	18	18
Warrants
Financials	0	0	26	26
Information Technology	0	0	805	805
Preferred Securities
Financials	0	3,271	0	3,271
Industrials	0	0	545	545

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Real Estate Investment Trusts
Real Estate	$214	$0	$0	$214
Short-Term Instruments
Repurchase Agreements	0	16,277	0	16,277
Argentina Treasury Bills	0	173	0	173
U.S. Treasury Bills	0	920	0	920

Total Investments	$744	$124,753	$14,838	$140,335

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(653)	$0	$(653)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	531	77	0	608
Over the counter	0	8,919	17	8,936

	$531	$8,996	$17	$9,544

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(583)	(152)	0	(735)
Over the counter	0	(290)	(128)	(418)

	$(583)	$(442)	$(128)	$(1,153)

Total Financial Derivative Instruments	$(52)	$8,554	$(111)	$8,391

Totals	$692	$132,654	$14,727	$148,073

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	51

Schedule of Investments	PIMCO Global StocksPLUS ® & Income Fund	(Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2023:

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2023 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$6,807	$4,263	$(1,905)	$37	$(1,221)	$930	$0	$(188)	$8,723	$(109)
Corporate Bonds & Notes
Banking & Finance	1,226	157	(1,188)	0	88	(70)	0	0	213	56
Industrials	5,751	95	0	23	0	(519)	0	(5,350)	0	0
Non-Agency Mortgage-Backed Securities	0	0	0	0	0	0	1,250	0	1,250	0
Asset-Backed Securities	3,532	0	(1,629)	0	(60)	(491)	44	0	1,396	(575)
Common Stocks
Communication Services	126	0	0	0	0	(68)	0	0	58	(68)
Energy	8	0	0	0	0	7	0	0	15	8
Financials	960	0	0	0	0	(171)	0	0	789	(171)
Industrials	372	400	0	0	(3)	231	0	0	1,000	231
Materials	23	0	(25)	0	25	(23)	0	0	0	0
Rights
Financials	17	1	0	0	0	0	0	0	18	0
Warrants
Financials	19	0	0	0	0	7	0	0	26	8
Industrials	72	0	(15)	0	15	(72)	0	0	0	0
Information Technology	1,120	0	0	0	0	(315)	0	0	805	(316)
Preferred Securities
Industrials	5,079	0	(5,229)	0	2,994	(2,299)	0	0	545	(138)

	$25,112	$4,916	$(9,991)	$60	$1,838	$(2,853)	$1,294	$(5,538)	$14,838	$(1,074)

Financial Derivative Instruments - Assets
Over the counter	$0	$0	$0	$0	$0	$17	$0	$0	$17	$17

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(27)	$(32)	$0	$0	$59	$(128)	$0	$(128)	$27

Totals	$25,112	$4,889	$(10,023)	$60	$1,838	$(2,777)	$1,166	$(5,538)	$14,727	$(1,030)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$1,952	Comparable Multiple	EBITDA Multiple	X	11.000	—
	781	Discounted Cash Flow	Discount Rate		9.000	—
	1,445	Expect Recovery Valuation	Comparable Bond Price		60.000	—
	216	Other Valuation Techniques (3)	—		—	—
	2,174	Proxy Pricing	Base Price		100.000-100.523	100.476
	1,069	Recent Transaction	Price		98.000	—
	1,086	Recent Transaction	Purchase Price		100.000	—
Corporate Bonds & Notes
Banking & Finance	213	Other Valuation Techniques (3)	—		—	—
Non-Agency Mortgage-Backed Securities	1,250	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Asset-Backed Securities	1,352	Discounted Cash Flow	Discount Rate		10.000-14.000	11.897
	44	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Common Stocks
Communication Services	58	Adjusted Market Price	Adjustment Factor		10.000	—
Energy	15	Comparable Multiple	LTM EBITDA Multiple	X	3.300	—
Financials	1	Option Pricing Model	Volatility		56.314	—
	788	Indicative Market Quotation	Broker Quote	$	23.000	—
Industrials	78	Comparable Multiple/ Discounted Cash Flow	LTM Revenue Forward EBITDA/Discount Rate	X/X/%	0.550/6.010/9.750	—
	301	Discounted Cash Flow	Discount Rate		14.975	—
	100	Expect Recovery Valuation	Breakeven Price	$	19.199	—
	164	Indicative Market Quotation	Broker Quote	$	19.500	—
	269	Other Valuation Techniques (3)	—		—	—
	88	Recent Transaction	Purchase Price	$	6.625	—

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

Category and Subcategory	Ending Balance at 06/30/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Rights
Financials	18	Indicative Market Quotation	Broker Quote	$	4.750	—
Warrants
Financials	26	Indicative Market Quotation	Broker Quote	$	0.750-7.250	7.173
Information Technology	805	Comparable Multiple	EBITDA Multiple	X	4.590	—
Preferred Securities
Industrials	545	Comparable Multiple/ Discounted Cash Flow	Book Value Multiple/ Discount Rate	X/%	0.350/27.749	—

Financial Derivative Instruments - Assets
Over the counter	17	Indicative Market Quotation	Broker Quote		3.092	—

Financial Derivative Instruments - Liabilities
Over the counter	(128)	Other Valuation Techniques (3)	—		—	—

Total	$14,727

(1)
Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	53

Schedule of Investments	PIMCO Strategic Income Fund, Inc.

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 276.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 21.9%

Altar Bidco, Inc.
10.493% due 02/01/2030		$700	$623

Diamond Sports Group LLC
13.064% due 05/25/2026		3,121	2,416

Envision Healthcare Corp.
16.070% due 04/29/2027		2,877	3,431
16.695% due 04/28/2028 «		6,960	5,265

Forbes Energy Services LLC
TBD% due 12/31/2023 «		66	0

Gateway Casinos & Entertainment Ltd.
13.050% due 10/18/2027	CAD	578	436
13.221% due 10/15/2027		$2,655	2,656

Incora
TBD% - 13.725% due 03/01/2024 «µ		2,647	2,647

Instant Brands Holdings, Inc.
TBD% (LIBOR03M + 0.000%) due 04/12/2028 ^~(c)		2,401	523
15.217% due 12/12/2023 «		933	863

Intelsat Jackson Holdings SA
9.443% due 02/01/2029		1,221	1,217

Lealand Finance Co. BV
8.217% due 06/28/2024		28	22

Lealand Finance Co. BV (6.193% Cash and 3.000% PIK)
9.193% (LIBOR01M + 1.000%) due 06/30/2025 ~(b)		193	112

Market Bidco Ltd.
8.991% due 11/04/2027	GBP	2,749	3,068

NAC Aviation 29 DAC
7.501% due 06/30/2026		$453	403

Oi SA
TBD% - 14.000% due 09/07/2024 µ		401	401

Poseidon Bidco SASU
8.848% (EUR003M + 5.250%) due 07/14/2028 «~	EUR	2,400	2,567

Promotora de Informaciones SA
8.439% (EUR003M + 5.220%) due 12/31/2026 ~		3,792	3,897

Promotora de Informaciones SA (6.189% Cash and 5.000% PIK)
11.189% (EUR003M + 2.970%) due 06/30/2027 «~(b)		553	550

PUG LLC
8.717% (LIBOR01M + 3.500%) due 02/12/2027 ~		$15	14

Softbank Vision Fund
5.000% due 12/21/2025 «		1,761	1,648

Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026 «	EUR	10,083	5,537

Syniverse Holdings, Inc.
12.242% due 05/13/2027		$3,685	3,390

Team Health Holdings, Inc.
7.943% (LIBOR01M + 2.750%) due 02/06/2024 ~		1,644	1,462

U.S. Renal Care, Inc.
10.193% (LIBOR01M + 5.000%) due 06/26/2026 ~		54	25

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029		6	5

Windstream Services LLC
11.452% due 09/21/2027		16	15

Total Loan Participations and Assignments (Cost $49,133)			43,193

CORPORATE BONDS & NOTES 45.5%

BANKING & FINANCE 21.9%

Agps Bondco PLC
4.625% due 01/14/2026 ^(c)	EUR	2,200	937

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Armor Holdco, Inc.
8.500% due 11/15/2029 (j)		$2,400	$1,994

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	400	389
2.625% due 04/28/2025		2,100	2,151
7.677% due 01/18/2028 •		400	368
8.000% due 01/22/2030 •		1,304	1,279
8.500% due 09/10/2030 •		400	395
10.500% due 07/23/2029		1,360	1,476

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	400	106

Barclays PLC
2.894% due 11/24/2032 •		$200	158
6.224% due 05/09/2034 •(j)		2,800	2,791
7.437% due 11/02/2033 •(j)		800	866

CaixaBank SA
6.208% due 01/18/2029 •(j)		1,200	1,198

CBRE Services, Inc.
5.950% due 08/15/2034		2,700	2,668

Corestate Capital Holding SA
3.500% due 07/31/2023 ^(c)	EUR	600	93

Country Garden Holdings Co. Ltd.
5.400% due 05/27/2025		$1,000	370
6.150% due 09/17/2025		200	66

Credit Suisse AG AT1 Claim ^		600	24

Deutsche Bank AG
3.547% due 09/18/2031 •		300	249
6.720% due 01/18/2029 •(j)		600	601

Essential Properties LP
2.950% due 07/15/2031		100	75

Fairfax India Holdings Corp.
5.000% due 02/26/2028		2,400	2,076

HSBC Holdings PLC
2.804% due 05/24/2032 •		200	162
6.254% due 03/09/2034 •(j)		3,000	3,077

Hudson Pacific Properties LP
4.650% due 04/01/2029		100	71
5.950% due 02/15/2028		100	80

NatWest Group PLC
6.016% due 03/02/2034 •(j)		1,700	1,710

Societe Generale SA
6.446% due 01/10/2029 •(j)		2,000	2,005
6.691% due 01/10/2034 •(j)		3,500	3,566

SVB Financial Group
1.800% due 02/02/2031 ^(c)		502	319
2.100% due 05/15/2028 ^(c)		100	68
4.570% due 04/29/2033 ^(c)		600	403

UBS Group AG
6.373% due 07/15/2026 •(j)		1,500	1,491
6.442% due 08/11/2028 •(j)		3,050	3,064

UniCredit SpA
7.830% due 12/04/2023 (j)		2,240	2,253

Uniti Group LP
6.000% due 01/15/2030 (j)		2,738	1,858
10.500% due 02/15/2028		251	249

VICI Properties LP
4.500% due 09/01/2026 (j)		350	331
5.750% due 02/01/2027 (j)		2,000	1,959

			42,996

INDUSTRIALS 19.4%

Air Canada Pass-Through Trust
3.600% due 09/15/2028 (j)		1,811	1,683

American Airlines Pass-Through Trust
3.000% due 04/15/2030 (j)		139	124
3.350% due 04/15/2031 (j)		875	779
3.700% due 04/01/2028 (j)		1,324	1,192

Carvana Co.
10.250% due 05/01/2030		900	710

CDW LLC
3.569% due 12/01/2031 (j)		700	592

CGG SA
7.750% due 04/01/2027	EUR	416	382
8.750% due 04/01/2027 (j)		$4,612	3,868

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CVS Pass-Through Trust
7.507% due 01/10/2032 (j)		$570	$595

Exela Intermediate LLC
11.500% due 07/15/2026		48	5

Gazprom PJSC Via Gaz Capital SA
8.625% due 04/28/2034 ^(c)		1,710	1,529

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (j)		7,256	6,624

Nissan Motor Co. Ltd.
4.810% due 09/17/2030 (j)		6,000	5,267

Topaz Solar Farms LLC
4.875% due 09/30/2039		742	683

U.S. Renal Care, Inc.
10.625% due 07/15/2027		4,154	1,059

United Airlines Pass-Through Trust
4.150% due 02/25/2033		75	69

Vale SA
3.202% due 12/29/2049 ~(g)	BRL	50,000	3,209

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^(b)(c)		$10,800	9,828

			38,198

UTILITIES 4.2%

NGD Holdings BV
6.750% due 12/31/2026		1,479	1,087

Oi SA
10.000% due 07/27/2025 ^(c)		3,220	233

Pacific Gas & Electric Co.
3.750% due 08/15/2042		100	69
4.000% due 12/01/2046 (j)		200	134
4.200% due 03/01/2029 (j)		1,300	1,170
4.200% due 06/01/2041 (j)		200	149
4.300% due 03/15/2045 (j)		950	679
4.450% due 04/15/2042		220	167
4.750% due 02/15/2044 (j)		1,492	1,160

Peru LNG SRL
5.375% due 03/22/2030		2,800	2,256

Rio Oil Finance Trust
9.250% due 07/06/2024 (j)		167	169

Tierra Mojada Luxembourg SARL
5.750% due 12/01/2040 (j)		1,188	1,018

			8,291

Total Corporate Bonds & Notes (Cost $107,510)			89,485

CONVERTIBLE BONDS & NOTES 0.1%

BANKING & FINANCE 0.1%

Corestate Capital Holding SA
1.375% due 07/31/2023 ^(c)	EUR	700	111

Total Convertible Bonds & Notes (Cost $819)			111

MUNICIPAL BONDS & NOTES 2.4%

CALIFORNIA 0.9%

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046		$80	74
3.487% due 06/01/2036		1,000	818
3.850% due 06/01/2050		905	821

			1,713

ILLINOIS 0.0%

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		14	15

PUERTO RICO 0.3%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043		1,092	551

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 1.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)	$25,300	$2,392

Total Municipal Bonds & Notes (Cost $5,287)		4,671

U.S. GOVERNMENT AGENCIES 152.4%

Fannie Mae
0.000% due 02/25/2052 •(a)(j)	126,067	1,423
0.000% due 08/25/2054 ~(a)(j)	4,796	192
0.850% due 10/25/2049 •(a)(j)	6,380	645
0.900% due 02/25/2049 •(a)	70	6
0.950% due 07/25/2050 •(a)(j)	962	92
1.164% due 12/25/2042 ~(a)	2,772	68
1.600% due 07/25/2041 •(a)(j)	369	27
2.500% due 12/25/2027 (a)(j)	747	27
3.000% due 06/25/2050 (a)(j)	1,157	230
3.500% due 07/25/2036 (a)(j)	3,123	347
3.500% due 07/25/2042 - 12/25/2049 (a)	390	47
4.000% due 06/25/2050 (a)(j)	615	110
4.135% due 09/01/2028 •	2	2
4.250% due 11/25/2024 (j)	23	23
4.320% due 12/01/2028 •	9	9
4.325% due 11/01/2027 •	7	6
4.500% due 07/25/2040 (j)	381	368
4.782% due 02/25/2042 ~	249	240
4.812% due 12/25/2042 ~	16	15
5.000% due 07/25/2037 (a)	492	76
5.000% due 01/25/2038 - 07/25/2038 (j)	2,494	2,466
5.013% due 09/25/2041 ~	181	175
5.195% due 10/25/2042 ~	7	7
5.500% due 11/25/2032 - 04/25/2035 (j)	2,597	2,587
5.637% due 10/25/2042 ~	182	183
5.750% due 06/25/2033	11	11
5.807% due 08/25/2043	795	778
6.000% due 09/25/2031 (j)	73	73
6.000% due 01/25/2044	553	556
6.500% due 02/01/2028 - 11/01/2047	1,756	1,780
6.500% due 09/25/2031 - 03/25/2032 (j)	281	284
6.850% due 12/18/2027	3	3
7.000% due 06/18/2027 - 01/01/2047	445	454
7.000% due 02/25/2035 (j)	43	44
7.500% due 11/25/2026 - 06/25/2044	460	465
7.500% due 06/19/2041 ~	59	60
7.987% due 06/19/2041 ~	486	516
8.500% due 06/18/2027 - 06/25/2030	58	59
10.900% due 07/25/2029 •	660	741

Fannie Mae, TBA
6.000% due 08/01/2053	139,220	140,427
6.500% due 08/01/2053	47,400	48,370

Freddie Mac
0.000% due 08/15/2036 - 11/15/2038 ~(a)(j)	11,338	448
0.000% due 11/15/2048 •(a)(j)	5,342	148
0.850% due 04/25/2048 - 11/25/2049 •(a)(j)	27,706	3,205
1.000% due 05/25/2050 •(a)(j)	661	74
2.079% due 11/25/2045 ~(a)	5,336	408
3.000% due 11/25/2050 - 01/25/2051 (a)(j)	9,133	1,395
3.500% due 05/25/2050 (a)	520	104
4.262% due 12/01/2026 •	2	2
4.317% due 07/25/2032 ~	65	61
5.500% due 04/01/2039 - 06/15/2041 (j)	2,167	2,215
6.000% due 12/15/2028 - 03/15/2035 (j)	667	676
6.000% due 04/15/2031 - 02/01/2034	67	66

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 09/15/2023 - 09/01/2047	$1,648	$1,698
6.500% due 10/15/2023 - 07/15/2032 (j)	1,203	1,225
6.500% due 09/25/2043 ~	34	34
6.900% due 09/15/2023	1	1
7.000% due 01/15/2024 - 06/15/2031 (j)	636	650
7.000% due 03/15/2024 - 10/25/2043	482	496
7.500% due 05/15/2024 (j)	11	11
7.500% due 12/01/2025 - 02/25/2042	379	382
8.000% due 07/01/2024 - 04/15/2030	47	48
10.300% due 10/25/2029 •	650	709
12.700% due 12/25/2027 •	1,426	1,455

Ginnie Mae
0.893% due 08/20/2049 - 09/20/2049 •(a)(j)	50,638	4,912
1.054% due 06/20/2047 •(a)(j)	5,331	479
6.000% due 04/15/2029 - 12/15/2038	524	534
6.500% due 11/20/2024 - 10/20/2038	178	182
7.000% due 07/15/2025 - 06/15/2026	6	6
7.500% due 10/15/2025 - 03/15/2029	220	217
8.500% due 02/15/2031	6	6

Ginnie Mae, TBA
4.000% due 07/01/2053 - 08/01/2053	12,000	11,443
4.500% due 08/01/2053	100	97

U.S. Small Business Administration
4.625% due 02/01/2025	15	14
5.510% due 11/01/2027	66	65
5.780% due 08/01/2027	4	4
5.820% due 07/01/2027	7	6

Uniform Mortgage-Backed Security
4.000% due 06/01/2047 - 03/01/2048	365	348
4.000% due 09/01/2047 (j)	5,189	4,951
4.500% due 09/01/2023 - 08/01/2041	124	122
6.000% due 12/01/2032 - 10/01/2036	152	155
6.000% due 04/01/2035 - 06/01/2040 (j)	1,755	1,820
6.500% due 09/01/2028 - 02/01/2038	684	707
8.000% due 12/01/2024 - 11/01/2031	63	64

Uniform Mortgage-Backed Security, TBA
6.000% due 09/01/2053	52,480	52,911

Vendee Mortgage Trust
6.500% due 03/15/2029	38	37
6.750% due 02/15/2026 - 06/15/2026	21	21
7.500% due 09/15/2030	766	797

Total U.S. Government Agencies (Cost $320,080)		299,401

NON-AGENCY MORTGAGE-BACKED SECURITIES 29.3%

Adjustable Rate Mortgage Trust
4.650% due 07/25/2035 ~	167	150
4.803% due 08/25/2035 «~	111	106

Ashford Hospitality Trust
6.719% due 04/15/2035 •	2,200	2,121

Banc of America Mortgage Trust
3.893% due 02/25/2035 «~	4	4

Bancorp Commercial Mortgage Trust
8.943% due 08/15/2032 •	2,267	2,253

BCAP LLC Trust
5.548% due 07/26/2036 ~	150	126

Bear Stearns ALT-A Trust
4.116% due 08/25/2036 ^~	208	109

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~		$134	$126
5.935% due 12/11/2040 ~		476	437

CALI Mortgage Trust
3.957% due 03/10/2039		1,100	864

Citigroup Commercial Mortgage Trust
5.617% due 12/10/2049 ~		984	664

Citigroup Mortgage Loan Trust
7.000% due 09/25/2033 «		1	1

Commercial Mortgage Loan Trust
6.809% due 12/10/2049 ~		777	188

Commercial Mortgage Trust
11.194% due 12/15/2038 •		1,380	1,040

Countrywide Alternative Loan Trust
5.570% due 07/25/2046 ^•		952	790

Countrywide Home Loan Mortgage Pass-Through Trust
4.824% due 08/25/2034 «~		145	134
5.790% due 03/25/2035 •		688	599
7.020% due 03/25/2046 ^•		938	617

Countrywide Home Loan Reperforming REMIC Trust
7.500% due 11/25/2034 «		224	219
7.500% due 06/25/2035 ^		45	44

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
7.000% due 02/25/2034 «		198	191

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.500% due 03/25/2036 ^		731	130

Eurosail PLC
6.590% due 09/13/2045 •	GBP	1,582	1,805
7.240% due 09/13/2045 •		1,130	1,257
8.840% due 09/13/2045 •		960	1,204

Freddie Mac
12.567% due 10/25/2041 •(j)		$2,800	2,797
12.867% due 11/25/2041 •(j)		2,800	2,763

GC Pastor Hipotecario FTA
3.721% due 06/21/2046 •	EUR	765	721

GMAC Mortgage Corp. Loan Trust
3.415% due 08/19/2034 «~		$16	13

GS Mortgage Securities Corp. Trust
4.744% due 10/10/2032 ~		2,600	2,382
8.547% due 08/15/2039 •		3,400	3,403

GSAA Home Equity Trust
6.000% due 04/01/2034		397	384

GSMPS Mortgage Loan Trust
7.000% due 06/25/2043		1,332	1,354
7.500% due 06/19/2027 «~		13	12
8.000% due 09/19/2027 «~		291	266

GSR Mortgage Loan Trust
5.480% due 12/25/2034 «•		41	35
6.500% due 01/25/2034 «		3	3

IM Pastor Fondo de Titluzacion Hipotecaria
3.727% due 03/22/2043 •	EUR	215	203

JP Morgan Chase Commercial Mortgage Securities Trust
11.584% due 11/15/2038 •(j)		$2,200	1,976

JP Morgan Mortgage Trust
4.381% due 10/25/2036 ^~		662	545
5.500% due 06/25/2037 ^«		19	18

LUXE Commercial Mortgage Trust
7.943% due 10/15/2038 •		3,016	2,906

MASTR Adjustable Rate Mortgages Trust
3.912% due 10/25/2034 ~		228	205

MASTR Alternative Loan Trust
6.250% due 07/25/2036		233	139
7.000% due 04/25/2034 «		19	18

MASTR Reperforming Loan Trust
7.000% due 05/25/2035		2,261	1,632
7.500% due 07/25/2035		1,183	879

MFA Trust
3.661% due 01/26/2065 ~		300	238

Morgan Stanley Re-REMIC Trust
3.528% due 12/26/2046 ~		7,037	6,128

NAAC Reperforming Loan REMIC Trust
7.000% due 10/25/2034 ^		498	444

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	55

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 03/25/2034 ^		$1,502	$1,318
7.500% due 10/25/2034 ^		1,495	1,338

Newgate Funding PLC
4.776% due 12/15/2050 •	EUR	1,167	1,168
5.026% due 12/15/2050 •		1,167	1,135

RBSSP Resecuritization Trust
6.000% due 02/26/2037 ~		$2,268	1,292
6.250% due 12/26/2036 ~		5,224	1,885

Residential Accredit Loans, Inc. Trust
6.000% due 08/25/2035 ^		737	626

Residential Asset Mortgage Products Trust
8.500% due 10/25/2031		178	179
8.500% due 11/25/2031		616	307
8.500% due 12/25/2031 «		7	3

Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^		2,132	1,283

WaMu Mortgage Pass-Through Certificates Trust
4.628% due 05/25/2035 ~		52	51

Washington Mutual Mortgage Pass-Through Certificates Trust
7.000% due 03/25/2034 «		31	29
7.500% due 04/25/2033 «		103	99

Wells Fargo Commercial Mortgage Trust
5.092% due 12/15/2039 ~(j)		2,558	2,208

Total Non-Agency Mortgage-Backed Securities (Cost $63,090)			57,564

ASSET-BACKED SECURITIES 7.5%

Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2049		200	3

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
8.675% due 11/25/2032 ^«•		39	1

Bear Stearns Asset-Backed Securities Trust
3.534% due 09/25/2034 «•		143	135

Conseco Finance Corp.
6.530% due 02/01/2031 ~		54	47

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		1,418	426

Countrywide Asset-Backed Certificates Trust
3.962% due 11/25/2034 •(j)		2,297	1,705
5.350% due 06/25/2037 ^•(j)		1,455	1,428

ECAF Ltd.
4.947% due 06/15/2040		1,325	803

Elmwood CLO Ltd.
4.243% due 04/20/2034 ~		1,213	888

Exeter Automobile Receivables Trust
0.000% due 05/15/2031 «(f)		7	1,897

Flagship Credit Auto Trust
0.000% due 12/15/2025 «(f)		12	848

Madison Park Funding Ltd.
0.000% due 07/27/2047 ~		500	232

Marlette Funding Trust
0.000% due 12/15/2028 «(f)		6	174
0.000% due 04/16/2029 «(f)		10	437
0.000% due 07/16/2029 «(f)		7	525

National Collegiate Commutation Trust
0.000% due 03/25/2038 •		10,400	3,162

Oakwood Mortgage Investors, Inc.
5.423% due 06/15/2032 •		1	1

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(f)		5	1,401
0.000% due 02/16/2055 «(f)		0	588

Total Asset-Backed Securities (Cost $35,169)			14,701

SOVEREIGN ISSUES 1.5%

Argentina Government International Bond
0.500% due 07/09/2030 þ		515	142
1.000% due 07/09/2029		269	88
1.500% due 07/09/2035 þ		904	260
1.500% due 07/09/2046 þ		115	35
3.500% due 07/09/2041 þ(j)		1,880	605
3.875% due 01/09/2038 þ(j)		4,388	1,551

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ghana Government International Bond
6.375% due 02/11/2027 ^(c)	$323	$140
7.875% due 02/11/2035 ^(c)(j)	388	170

Venezuela Government International Bond
8.250% due 10/13/2024 ^(c)	13	1
9.250% due 09/15/2027 ^(c)	171	15

Total Sovereign Issues (Cost $5,118)		3,007

	SHARES
COMMON STOCKS 5.0%

COMMUNICATION SERVICES 0.5%

Clear Channel Outdoor Holdings, Inc. (d)	291,816	400

iHeartMedia, Inc. ‘A’ (d)	68,102	248

iHeartMedia, Inc. ‘B’ «(d)	52,880	173

Promotora de Informaciones SA (d)	207,627	86

		907

CONSUMER DISCRETIONARY 0.0%

Steinhoff CVR «(d)	17,707,899	0

ENERGY 0.0%

Axis Energy Services ‘A’ «(h)	422	13

FINANCIALS 1.6%

Banca Monte dei Paschi di Siena SpA (d)	323,500	813

Intelsat Emergence SA «(d)(h)	98,667	2,269

		3,082

INDUSTRIALS 2.9%

Neiman Marcus Group Ltd. LLC «(d)(h)	32,851	4,991

Syniverse Holdings, Inc. «(h)	836,616	770

Westmoreland Mining Holdings «(d)(h)	69	1

Westmoreland Mining Holdings «(d)	70	0

		5,762

Total Common Stocks (Cost $12,986)		9,764

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(d)	10,583	50

Total Rights (Cost $0)		50

WARRANTS 0.3%

FINANCIALS 0.1%

Intelsat Emergence SA - Exp. 02/17/2027 «	711	1

Intelsat Jackson Holdings SA - Exp. 12/05/2025 «	10,308	75

		76

INFORMATION TECHNOLOGY 0.2%

Windstream Holdings LLC - Exp. 9/21/2055 «	28,052	429

Total Warrants (Cost $2,791)		505

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 3.4%

BANKING & FINANCE 0.0%

SVB Financial Group
4.000% due 05/15/2026 ^(c)(g)		100,000	$7

FINANCIALS 3.4%

Capital Farm Credit ACA
5.000% due 03/15/2026 •(g)		1,300,000	1,207

Charles Schwab Corp.
4.000% due 12/01/2030 •(g)		100,000	74

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(g)		1,000,000	845

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)		4,536,000	4,602

SVB Financial Group
4.700% due 11/15/2031 ^(c)(g)		26,000	2

			6,730

Total Preferred Securities (Cost $8,756)			6,737

REAL ESTATE INVESTMENT TRUSTS 0.7%

REAL ESTATE 0.7%

CBL & Associates Properties, Inc.		2,011	44

Uniti Group, Inc.		54,523	252

VICI Properties, Inc.		33,427	1,051

Total Real Estate Investment Trusts (Cost $850)			1,347

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.3%

REPURCHASE AGREEMENTS (i) 4.6%

			9,084

ARGENTINA TREASURY BILLS 0.0%
(36.056)% due 09/18/2023 - 11/23/2023 (e)(f)	ARS	25,204	69

U.S. TREASURY BILLS 1.7%
5.271% due 08/10/2023 - 09/12/2023 (e)(f)(j)(m)		$3,450	3,423

Total Short-Term Instruments (Cost $12,584)			12,576

Total Investments in Securities (Cost $624,173)			543,112

Total Investments 276.3% (Cost $624,173)			$543,112

Financial Derivative Instruments (k)(l) (0.4)% (Cost or Premiums, net $7,198)			(819)

Other Assets and Liabilities, net (175.9)%			(345,796)

Net Assets 100.0%			$196,497

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Axis Energy Services ‘A’	07/01/2021	$6	$13	0.01%
Intelsat Emergence SA	06/19/2017 - 02/23/2022	6,774	2,269	1.15
Neiman Marcus Group Ltd. LLC	09/25/2020	1,058	4,991	2.54
Syniverse Holdings, Inc.	05/12/2022 - 05/31/2023	822	770	0.39
Westmoreland Mining Holdings	03/26/2019	1	1	0.00

		$8,661	$8,044	4.09%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
FICC	2.400%	06/30/2023	07/03/2023	$1,784	U.S. Treasury Notes 4.625% due 06/30/2025	$(1,820)	$1,784	$1,784
JPS	5.160	06/30/2023	07/03/2023	7,300	U.S. Treasury Notes 2.375% due 03/31/2029	(7,470)	7,300	7,303

Total Repurchase Agreements						$(9,290)	$9,084	$9,087

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BOM	5.820%	06/01/2023	09/01/2023	$	(1,053)	$(1,058)
BOS	5.320	04/12/2023	07/11/2023		(1,933)	(1,956)
	5.320	06/15/2023	07/11/2023		(397)	(398)
	5.520	05/05/2023	07/11/2023		(1,113)	(1,123)
BPS	5.610	04/06/2023	08/03/2023		(5,197)	(5,267)
	5.740	03/14/2023	07/14/2023		(6,003)	(6,107)
	5.790	03/01/2023	07/31/2023		(4,072)	(4,146)
	5.810	05/18/2023	11/17/2023		(6,438)	(6,486)
	6.310	04/13/2023	10/10/2023		(2,477)	(2,512)
	6.610	04/13/2023	10/10/2023		(3,365)	(3,412)
BRC	6.360	06/06/2023	10/04/2023		(1,377)	(1,383)
BYR	5.560	03/30/2023	09/27/2023		(508)	(515)
	5.760	03/17/2023	09/08/2023		(5,668)	(5,763)
	5.770	03/23/2023	09/20/2023		(679)	(690)
CIB	5.390	01/17/2023	07/17/2023		(786)	(805)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	57

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
IND	5.370%	04/03/2023	08/03/2023		$	(448)	$(454)
JML	5.500	05/05/2023	07/28/2023			(1,736)	(1,752)
JPS	6.050	04/03/2023	07/03/2023			(1,770)	(1,796)
	6.430	07/03/2023	01/02/2024			(1,766)	(1,766)
	6.480	05/31/2023	08/28/2023			(1,195)	(1,202)
MEI	2.950	05/10/2023	TBD	(3)	EUR	(352)	(386)
RCY	5.240	05/18/2023	08/16/2023		$	(1,527)	(1,537)
	5.400	01/17/2023	07/17/2023			(2,399)	(2,459)
	5.400	05/26/2023	07/25/2023			(5,730)	(5,763)
	5.600	02/14/2023	08/14/2023			(1,675)	(1,711)
	5.660	02/17/2023	09/18/2023			(1,580)	(1,614)
SAL	5.180	06/15/2023	07/17/2023			(1,422)	(1,425)
	5.260	06/13/2023	07/13/2023			(6,943)	(6,963)
SCX	5.270	04/10/2023	07/10/2023			(2,618)	(2,650)
SOG	5.250	05/05/2023	TBD	(3)		(399)	(403)
	5.320	05/05/2023	TBD	(3)		(211)	(213)
	5.520	02/02/2023	08/02/2023			(623)	(638)
	5.620	04/12/2023	10/12/2023			(1,701)	(1,723)
TDM	5.220	05/05/2023	TBD	(3)		(1,564)	(1,578)
	5.240	05/05/2023	TBD	(3)		(3,255)	(3,283)
	5.360	06/28/2023	07/27/2023			(5,838)	(5,843)
	5.400	06/28/2023	TBD	(3)		(3,886)	(3,889)
UBS	3.600	06/08/2023	TBD	(3)	EUR	(2,045)	(2,237)
	4.050	06/22/2023	09/22/2023			(3,665)	(4,004)
	5.690	06/02/2023	08/31/2023		$	(2,632)	(2,645)

Total Reverse Repurchase Agreements							$(99,555)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.2)%
Fannie Mae, TBA	2.000%	07/01/2038	$300	$(266)	$(266)
Uniform Mortgage-Backed Security, TBA	2.000	08/01/2053	1,950	(1,600)	(1,593)
Uniform Mortgage-Backed Security, TBA	2.500	08/01/2053	600	(512)	(509)

Total Short Sales (1.2)%				$(2,378)	$(2,368)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
Global/Master Repurchase Agreement
BOM	$0	$(1,058)	$0	$(1,058)	$1,205	$147
BOS	0	(3,477)	0	(3,477)	3,601	124
BPS	0	(27,930)	0	(27,930)	34,260	6,330
BRC	0	(1,383)	0	(1,383)	1,976	593
BYR	0	(6,968)	0	(6,968)	8,354	1,386
CIB	0	(805)	0	(805)	1,099	294
FICC	1,784	0	0	1,784	(1,820)	(36)
IND	0	(454)	0	(454)	497	43
JML	0	(1,752)	0	(1,752)	2,283	531
JPS	7,303	(4,764)	0	2,539	(3,404)	(865)
MEI	0	(386)	0	(386)	376	(10)
RCY	0	(13,084)	0	(13,084)	13,666	582
SAL	0	(8,388)	0	(8,388)	8,872	484
SCX	0	(2,650)	0	(2,650)	2,853	203
SOG	0	(2,977)	0	(2,977)	3,333	356
TDM	0	(14,593)	0	(14,593)	15,283	690
UBS	0	(8,886)	0	(8,886)	10,156	1,270

Total Borrowings and Other Financing Transactions	$9,087	$(99,555)	$0

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(18,077)	$(21,320)	$(13,712)	$(53,109)
U.S. Government Agencies	0	(17,415)	(5,920)	(6,486)	(29,821)
Non-Agency Mortgage-Backed Securities	0	(1,796)	0	(4,795)	(6,591)
Asset-Backed Securities	0	0	0	(2,512)	(2,512)
Sovereign Issues	0	(1,752)	0	0	(1,752)
Preferred Securities	0	0	(4,004)	0	(4,004)

Total Borrowings	$0	$(39,040)	$(31,244)	$(27,505)	$(97,789)

Payable for reverse repurchase agreements (5)					$(97,789)

(j)	Securities with an aggregate market value of $110,424 and cash of $1,760 have been pledged as collateral under the terms of the above master agreements as of June 30, 2023.

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended June 30, 2023 was $(124,173) at a weighted average interest rate of 3.673%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(1,766) is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	10	$(2,366)	$67	$0	$(1)
3-Month SOFR Active Contract December Futures	03/2025	4	(960)	18	1	0
3-Month SOFR Active Contract December Futures	03/2026	5	(1,207)	16	0	0
3-Month SOFR Active Contract June Futures	09/2024	6	(1,429)	35	0	0
3-Month SOFR Active Contract June Futures	09/2025	4	(964)	15	0	0
3-Month SOFR Active Contract March Futures	06/2024	7	(1,660)	45	0	0
3-Month SOFR Active Contract March Futures	06/2025	4	(962)	16	0	0
3-Month SOFR Active Contract March Futures	06/2026	4	(966)	13	0	0
3-Month SOFR Active Contract September Futures	12/2024	6	(1,434)	31	1	0
3-Month SOFR Active Contract September Futures	12/2025	4	(965)	14	0	0

Total Futures Contracts				$270	$2	$(1)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2052	GBP	5,900	$680	$3,416	$4,096	$39	$0
Pay	1-Day USD-SOFR Compounded-OIS	0.000	Quarterly	07/07/2023	$	3,500	0	(46)	(46)	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	0.000	Quarterly	07/08/2023		2,100	0	29	29	1	0
Pay	1-Day USD-SOFR Compounded-OIS	0.000	Quarterly	09/15/2023		12,200	0	(174)	(174)	0	(5)
Receive (1)	1-Day USD-SOFR Compounded-OIS	0.500	Maturity	12/15/2023		85,300	(4)	1,088	1,084	0	(6)
Receive (1)	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2024		32,500	(307)	926	619	0	(10)
Receive (1)	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/18/2024		14,000	12	625	637	0	(5)
Receive (1)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		8,800	(1)	209	208	0	(2)
Receive (1)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		4,400	0	103	103	0	(1)
Receive (1)	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	06/20/2025		8,400	130	284	414	0	(3)
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		142,900	(321)	3,214	2,893	0	(12)
Receive (1)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		700	0	26	26	0	0
Receive (1)	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	01/20/2027		3,200	(1)	319	318	0	(2)
Receive (1)	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	02/15/2027		2,130	0	208	208	0	(1)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	59

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive (1)	1-Day USD-SOFR Compounded-OIS	1.450%	Semi-Annual	02/17/2027	$	3,500	$(1)	$332	$331	$0	$(2)
Receive (1)	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	02/24/2027		1,000	0	95	95	0	0
Pay (1)	1-Day USD-SOFR Compounded-OIS	1.650	Semi-Annual	02/24/2027		3,400	(9)	(289)	(298)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		11,200	(763)	(511)	(1,274)	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		28,200	(1,308)	(1,128)	(2,436)	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027		47,200	3,512	992	4,504	0	(1)
Receive (1)	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028		3,800	(1)	458	457	0	(2)
Receive (1)	1-Day USD-SOFR Compounded-OIS	1.370	Semi-Annual	08/25/2028		11,363	(3)	1,388	1,385	0	(6)
Pay (1)	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/15/2028		7,141	97	(943)	(846)	4	0
Receive (1)	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	01/12/2029		2,365	0	300	300	0	(2)
Pay (1)	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	01/12/2029		8,600	(26)	(982)	(1,008)	6	0
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		2,810	(113)	(305)	(418)	1	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029		73,390	(5,265)	(2,736)	(8,001)	42	0
Pay (1)	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		44,200	2,283	(4,512)	(2,229)	35	0
Pay (1)	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/18/2029		4,500	(46)	(554)	(600)	4	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		13,700	(1,410)	(145)	(1,555)	10	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		6,800	179	115	294	0	(7)
Receive (1)	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030		4,805	21	837	858	0	(7)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		12,200	(165)	2,059	1,894	0	(19)
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		38,250	4,949	1,867	6,816	0	(63)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032		46,980	1,980	4,629	6,609	0	(84)
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033		17,505	747	66	813	0	(43)
Receive (1)	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050		4,400	(31)	1,193	1,162	0	(34)
Receive (1)	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050		4,100	(10)	1,267	1,257	0	(31)
Receive (1)	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050		1,400	(5)	402	397	0	(11)
Receive (1)	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/16/2050		5,700	537	1,690	2,227	0	(43)
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	04/07/2051		3,500	(1)	1,321	1,320	0	(26)
Pay	1-Day USD-SOFR Compounded-OIS	1.650	Semi-Annual	04/08/2051		2,100	1	(717)	(716)	16	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Annual	06/15/2052		2,800	(106)	(778)	(884)	23	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		6,900	1,128	717	1,845	0	(58)
Receive	1-Year BRL-CDI	11.788	Maturity	01/04/2027	BRL	40,300	0	(251)	(251)	0	(34)
Pay	1-Year BRL-CDI	12.015	Maturity	01/04/2027		39,700	0	283	283	34	0
Pay	3-Month CAD-Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	11,200	624	(803)	(179)	2	0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		1,300	(183)	223	40	0	(14)
Receive	3-Month USD-LIBOR	0.000	Quarterly	07/07/2023	$	3,500	0	46	46	2	0
Pay	3-Month USD-LIBOR	0.000	Quarterly	07/08/2023		2,100	0	(28)	(28)	0	(1)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	07/12/2023		2,365	0	14	14	1	0
Pay	3-Month USD-LIBOR	1.700	Semi-Annual	07/12/2023		8,600	0	(45)	(45)	0	(3)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	07/15/2023		4,400	0	16	16	1	0
Receive	3-Month USD-LIBOR	1.350	Semi-Annual	07/20/2023		3,200	0	22	22	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	07/22/2023		4,100	0	15	15	1	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	08/07/2023		1,400	0	6	6	0	0
Receive	3-Month USD-LIBOR	1.360	Semi-Annual	08/15/2023		2,130	0	15	15	1	0
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2023		3,800	0	26	26	1	0
Receive	3-Month USD-LIBOR	1.450	Semi-Annual	08/17/2023		3,500	0	23	23	1	0
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	08/24/2023		1,000	0	7	7	0	0
Pay	3-Month USD-LIBOR	1.650	Semi-Annual	08/24/2023		3,400	0	(20)	(20)	0	(1)
Receive	3-Month USD-LIBOR	1.370	Semi-Annual	08/25/2023		11,363	0	83	83	4	0
Receive	3-Month USD-LIBOR	0.000	Quarterly	09/15/2023		12,200	0	177	177	6	0
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	09/15/2023		85,300	0	1,127	1,127	36	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	09/15/2023		7,141	0	(76)	(76)	0	(2)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	09/16/2023		4,805	0	58	58	2	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	09/16/2023		5,700	0	65	65	2	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	09/18/2023		9,500	0	98	98	3	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	09/19/2023		11,700	0	(78)	(78)	0	(2)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	09/20/2023		8,400	0	78	78	2	0
Receive	6-Month EUR-EURIBOR	0.260	Annual	09/06/2024	EUR	15,100	2	849	851	18	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		3,500	303	1,277	1,580	18	0
Receive (1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		3,700	23	179	202	1	0

Total Swap Agreements							$7,128	$19,741	$26,869	$320	$(547)

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2	$320	$322	$0	$(1)	$(547)	$(548)

Cash of $7,214 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2023. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	08/2023		$357	EUR	329	$2	$0
	08/2023	ZAR	297		$16	1	0

CBK	07/2023	CAD	593		435	0	(12)
	07/2023	PEN	1,240		341	0	0
	07/2023		$334	PEN	1,240	8	0
	08/2023	PEN	562		$144	0	(11)

DUB	07/2023	BRL	2,757		509	0	(67)
	07/2023	PEN	1,240		339	0	(3)
	07/2023		$572	BRL	2,757	4	0
	07/2023		680	PEN	2,480	3	0

GLM	07/2023	BRL	2,766		$574	0	(4)
	07/2023		$573	BRL	2,766	5	0
	09/2023	BRL	4,269		$865	0	(17)

JPM	10/2023	MXN	3,564		203	0	(1)

MBC	07/2023	EUR	199		215	0	(2)
	07/2023	GBP	6,099		7,551	0	(195)
	07/2023		$1,913	EUR	1,755	5	(2)

RBC	07/2023		1	MXN	12	0	0

SSB	07/2023	PEN	1,240		$340	0	(2)
	08/2023		$339	PEN	1,240	2	0
	09/2023		817	BRL	4,142	38	0

TOR	07/2023	EUR	11,243		$12,063	0	(205)
	07/2023		$448	CAD	593	0	(1)
	07/2023		7,750	GBP	6,099	0	(4)
	08/2023	CAD	593		$448	1	0
	08/2023	GBP	6,099		7,752	4	0

UAG	07/2023	EUR	11,243		12,064	0	(204)

Total Forward Foreign Currency Contracts						$73	$(730)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
									Asset	Liability
GST	Equinix, Inc.	5.000%	Quarterly	06/20/2027	1.431%	$500	$70	$(6)	$64	$0

Total Swap Agreements							$70	$(6)	$64	$0

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	61

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
BPS	$3	$0	$0	$3	$0	$0	$0	$0	$3	$0	$3
CBK	8	0	0	8	(23)	0	0	(23)	(15)	0	(15)
DUB	7	0	0	7	(70)	0	0	(70)	(63)	0	(63)
GLM	5	0	0	5	(21)	0	0	(21)	(16)	0	(16)
GST	0	0	64	64	0	0	0	0	64	0	64
JPM	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
MBC	5	0	0	5	(199)	0	0	(199)	(194)	261	67
SSB	40	0	0	40	(2)	0	0	(2)	38	0	38
TOR	5	0	0	5	(210)	0	0	(210)	(205)	271	66
UAG	0	0	0	0	(204)	0	0	(204)	(204)	271	67

Total Over the Counter	$73	$0	$64	$137	$(730)	$0	$0	$(730)

(m)
Securities with an aggregate market value of $803 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2023.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2
Swap Agreements	0	0	0	0	320	320

	$0	$0	$0	$0	$322	$322

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$73	$0	$73
Swap Agreements	0	64	0	0	0	64

	$0	$64	$0	$73	$0	$137

	$0	$64	$0	$73	$322	$459

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	0	0	0	547	547

	$0	$0	$0	$0	$548	$548

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$730	$0	$730

	$0	$0	$0	$730	$548	$1,278

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$165	$0	$0	$13,503	$13,668

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,586	$0	$1,586
Swap Agreements	0	22	0	0	0	22

	$0	$22	$0	$1,586	$0	$1,608

	$0	$187	$0	$1,586	$13,503	$15,276

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$270	$270
Swap Agreements	0	133	0	0	(974)	(841)

	$0	$133	$0	$0	$(704)	$(571)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,787)	$0	$(1,787)
Swap Agreements	0	(6)	0	0	0	(6)

	$0	$(6)	$0	$(1,787)	$0	$(1,793)

	$0	$127	$0	$(1,787)	$(704)	$(2,364)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$24,116	$19,077	$43,193
Corporate Bonds & Notes
Banking & Finance	0	42,996	0	42,996
Industrials	0	38,198	0	38,198
Utilities	0	8,291	0	8,291
Convertible Bonds & Notes
Banking & Finance	0	111	0	111
Municipal Bonds & Notes
California	0	1,713	0	1,713
Illinois	0	15	0	15
Puerto Rico	0	551	0	551
West Virginia	0	2,392	0	2,392
U.S. Government Agencies	0	299,401	0	299,401
Non-Agency Mortgage-Backed Securities	0	56,413	1,151	57,564
Asset-Backed Securities	0	8,695	6,006	14,701
Sovereign Issues	0	3,007	0	3,007
Common Stocks
Communication Services	734	0	173	907
Energy	0	0	13	13
Financials	813	0	2,269	3,082

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Industrials	$0	$0	$5,762	$5,762
Rights
Financials	0	0	50	50
Warrants
Financials	0	0	76	76
Information Technology	0	0	429	429
Preferred Securities
Banking & Finance	0	7	0	7
Financials	0	6,730	0	6,730
Real Estate Investment Trusts
Real Estate	1,347	0	0	1,347
Short-Term Instruments
Repurchase Agreements	0	9,084	0	9,084
Argentina Treasury Bills	0	69	0	69
U.S. Treasury Bills	0	3,423	0	3,423

Total Investments	$2,894	$505,212	$35,006	$543,112

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,368)	$0	$(2,368)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	63

Schedule of Investments	PIMCO Strategic Income Fund, Inc.	(Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$322	$0	$322
Over the counter	0	137	0	137

	$0	$459	$0	$459

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(548)	$0	$(548)
Over the counter	0	(730)	0	(730)

	$0	$(1,278)	$0	$(1,278)

Total Financial Derivative Instruments	$0	$(819)	$0	$(819)

Totals	$2,894	$502,025	$35,006	$539,925

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2023:

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2023 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$12,340	$12,105	$(4,625)	$(171)	$(2,512)	$1,848	$550	$(458)	$19,077	$(361)
Corporate Bonds & Notes
Banking & Finance	2,899	0	(2,808)	0	208	(299)	0	0	0	0
Industrials	14,118	235	0	57	0	(1,287)	0	(13,123)	0	0
Non-Agency Mortgage-Backed Securities	0	0	0	0	0	0	1,151	0	1,151	0
Asset-Backed Securities	8,827	0	0	0	0	(2,957)	136	0	6,006	(2,957)
Common Stocks
Communication Services	376	0	(1)	0	0	(202)	0	0	173	(202)
Energy	6	0	1	0	0	6	0	0	13	6
Financials	2,763	0	(1)	0	0	(493)	0	0	2,269	(493)
Industrials	6,400	100	1	0	0	(739)	0	0	5,762	(739)
Materials	92	0	(101)	0	101	(92)	0	0	0	0
Rights
Financials	50	0	0	0	0	0	0	0	50	0
Warrants
Financials	54	0	(1)	0	0	23	0	0	76	22
Information Technology	598	0	0	0	0	(169)	0	0	429	(169)

Totals	$48,523	$12,440	$(7,535)	$(114)	$(2,203)	$(4,361)	$1,837	$(13,581)	$35,006	$(4,893)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$5,265	Comparable Multiple	EBITDA Multiple	X	11.000	—
	1,648	Discounted Cash Flow	Discount Rate		9.000	—
	2,967	Expect Recovery Valuation	Comparable Bond Price		60.000	—
	443	Other Valuation Techniques (2)	—		—	—
	2,567	Recent Transaction	Price		98.000	—
	2,647	Recent Transaction	Purchase Price		100.000
	2,127	Reference Instruments	Third Party Vendor		42.000	—
	1,413	Third Party Vendor	Broker Quote		91.000-92.500	91.917
Non-Agency Mortgage-Backed Securities	1,151	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Asset-Backed Securities	5,870	Discounted Cash Flow	Discount Rate		10.000-20.000	14.977
	136	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Common Stocks
Communication Services	173	Adjusted Market Price	Adjustment Factor		10.000	—
Energy	13	Comparable Multiple	LTM EBITDA Multiple	X	3.300	—
Financials	2,269	Indicative Market Quotation	Broker Quote		$23.000	—
Industrials	4,992	Comparable Multiple/Discounted Cash Flow	LTM Revenue Forward EBITDA/Discount Rate	X/X/%	0.550/6.010/9.750	—
	770	Discounted Cash Flow	Discount Rate		14.975	—
Rights
Financials	50	Indicative Market Quotation	Broker Quote		$4.750	—

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

Category and Subcategory	Ending Balance at 06/30/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Warrants
Financials	$76	Indicative Market Quotation	Broker Quote		$0.750-7.250	7.169
Information Technology	429	Comparable Multiple	EBITDA Multiple	X	4.590	—

Total	$35,006

(1)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	65

Consolidated Schedule of Investments	PIMCO Access Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 183.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 34.2%

AmSurg LLC
0.500% - 11.000% (PRIME + 2.750%) due 07/20/2026 «~		$86	$86

AP Core Holdings LLC
10.717% due 09/01/2027 «		1,844	1,788

CIRCOR International, Inc.
TBD% due 06/20/2029 «µ		166	163
TBD% due 06/20/2030 «		1,434	1,413

Comexposium
1.138% - 4.414% (EUR012M + 3.250%) due 03/28/2025 ~	EUR	3,392	3,184
4.969% (EUR012M + 4.000%) due 03/28/2026 ~		18,708	17,557

Diamond Sports Group LLC
13.064% due 05/25/2026		$15,258	11,811

Diebold Nixdorf, Inc.
TBD% - 10.479% due 07/15/2025 ^(c)		101	18

Envision Healthcare Corp.
16.070% due 04/29/2027		10,466	12,480
16.695% due 04/28/2028 «		25,974	19,648

Espai Barca Fondo De Titulizacion
TBD% due 05/31/2028 «	EUR	3,500	3,781

Incora
TBD% - 13.725% due 03/01/2024 «µ		$1,742	1,742

Instant Brands Holdings, Inc.
TBD% (LIBOR03M + 0.000%) due 04/12/2028 ^~(c)		8,545	1,862
15.217% due 12/12/2023 «		3,322	3,073

Kiwi VFS Sub SARL
9.998% (EUR003M + 6.400%) due 05/16/2029 «~	EUR	6,160	6,790

Market Bidco Ltd.
8.073% (EUR003M + 4.750%) due 11/04/2027 ~		8,643	8,116
8.991% due 11/04/2027	GBP	2,827	3,155

NAC Aviation 29 DAC
7.501% due 06/30/2026		$4,707	4,187

Oi SA
TBD% - 14.000% due 09/07/2024 µ		6,184	6,184
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		7,765	562

Poseidon Bidco SASU
8.848% (EUR003M + 5.250%) due 07/14/2028 «~	EUR	8,800	9,410

Profrac Services LLC
12.753% due 03/04/2025		$15,705	15,764

Promotora de Informaciones SA
8.189% (EUR003M + 5.000%) due 06/30/2026 «~	EUR	16,000	17,573
8.439% (EUR003M + 5.220%) due 12/31/2026 ~		3,208	3,296

Rising Tide Holdings, Inc.
10.264% due 06/01/2028		$3,330	2,028
13.466% due 06/01/2029 «		3,438	301
13.966% due 06/01/2029 «		3,503	1,546
14.091% due 06/01/2026 «		2,470	2,401

SCUR-Alpha 1503 GmbH
8.918% - 9.087% (EUR001M + 5.500%) due 03/29/2030 ~	EUR	2,400	2,504
10.602% due 03/28/2030		$3,791	3,596

Steenbok Lux Finco 2 SARL
TBD% due 06/30/2026 «	EUR	26,849	18,084

Syniverse Holdings, Inc.
12.242% due 05/13/2027		$17,951	16,509

Team Health Holdings, Inc.
7.943% (LIBOR01M + 2.750%) due 02/06/2024 ~		1,133	1,007
10.352% due 03/02/2027		1,527	1,056

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Telemar Norte Leste SA
1.750% due 02/26/2035		$14,586	$1,055
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		6,008	434

U.S. Renal Care, Inc.
10.193% (LIBOR01M + 5.000%) due 06/26/2026 ~		22,670	10,636
10.193% (LIBOR01M + 5.500%) due 06/26/2026 ~		2,919	1,369

Windstream Services LLC
9.202% due 02/23/2027 «		7,620	7,429

Total Loan Participations and Assignments (Cost $255,020)			223,598

CORPORATE BONDS & NOTES 24.8%

BANKING & FINANCE 9.8%

ADLER Real Estate AG
3.000% due 04/27/2026	EUR	1,200	1,019

Agps Bondco PLC
4.250% due 07/31/2025 ^(c)		900	759
4.625% due 01/14/2026 ^(c)		4,000	1,703
5.000% due 04/27/2027 ^(c)		5,100	1,974
5.500% due 11/13/2026 ^(c)		1,200	503
6.000% due 08/05/2025 ^(c)		6,800	3,247

Armor Holdco, Inc.
8.500% due 11/15/2029 (j)		$8,000	6,647

Banca Monte dei Paschi di Siena SpA
2.625% due 04/28/2025	EUR	15,420	15,796
7.677% due 01/18/2028 •		2,400	2,207
8.000% due 01/22/2030 •		956	938
10.500% due 07/23/2029		8,348	9,060

BOI Finance BV
7.500% due 02/16/2027		4,000	3,770

Corestate Capital Holding SA
3.500% due 07/31/2023 ^(c)		2,000	308

Hestia Re Ltd.
14.768% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		$939	812

Sanders Re Ltd.
17.018% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		1,815	1,707

SVB Financial Group
1.800% due 02/02/2031 ^(c)		1,395	887
2.100% due 05/15/2028 ^(c)		200	136
3.125% due 06/05/2030 ^(c)		200	132
3.500% due 01/29/2025 ^(c)		100	73
4.345% due 04/29/2028 ^(c)		600	421
4.570% due 04/29/2033 ^(c)		1,900	1,276

UBS Group AG
2.250% due 06/09/2028 •	GBP	100	105
4.194% due 04/01/2031 •(j)		$500	445
7.750% due 03/01/2029 •	EUR	230	278

Uniti Group LP
6.000% due 01/15/2030 (j)		$8,400	5,699
10.500% due 02/15/2028 (j)		2,671	2,652

Veraison Re Ltd.
17.278% (T-BILL 1MO + 12.000%) due 03/10/2031 ~		700	745

Yosemite Re Ltd.
15.018% (T-BILL 3MO + 9.978%) due 06/06/2025 ~		980	1,002

			64,301

INDUSTRIALS 10.3%

Altice France Holding SA
10.500% due 05/15/2027 (j)		17,400	10,556

Carvana Co.
10.250% due 05/01/2030		3,200	2,525

CGG SA
7.750% due 04/01/2027	EUR	2,000	1,835
8.750% due 04/01/2027		$2,000	1,677

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DISH DBS Corp.
5.250% due 12/01/2026 (j)		$3,400	$2,734
5.750% due 12/01/2028 (j)		14,100	10,514

Inter Media & Communication SpA
6.750% due 02/09/2027	EUR	300	317

Market Bidco Finco PLC
4.750% due 11/04/2027		1,000	881

U.S. Renal Care, Inc.
10.625% due 07/15/2027		$12,771	3,257

Vale SA
3.202% due 12/29/2049 ~(g)	BRL	10,300	661

Veritas US, Inc.
7.500% due 09/01/2025 (j)		$7,400	6,015

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^(b)(c)		7,105	6,466

Windstream Escrow LLC
7.750% due 08/15/2028 (j)		23,816	19,791

			67,229

UTILITIES 4.7%

Adler Financing SARL
12.500% due 06/30/2025 (j)	EUR	14,042	15,729

Eskom Holdings SOC Ltd.
6.750% due 08/06/2023		$3,800	3,789

Oi SA
10.000% due 07/27/2025 ^(c)		34,485	2,493

Peru LNG SRL
5.375% due 03/22/2030		11,082	8,930

			30,941

Total Corporate Bonds & Notes (Cost $203,441)			162,471

MUNICIPAL BONDS & NOTES 2.9%

PUERTO RICO 2.9%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043		25,950	13,105
0.000% due 11/01/2051		14,056	5,903

Total Municipal Bonds & Notes (Cost $20,911)			19,008

NON-AGENCY MORTGAGE-BACKED SECURITIES 56.7%

225 Liberty Street Trust
4.803% due 02/10/2036 ~(j)		14,239	9,865

245 Park Avenue Trust
3.779% due 06/05/2037 ~		2,680	1,998

Ashford Hospitality Trust
8.069% due 06/15/2035 •(j)		1,000	946
8.419% due 04/15/2035 •(j)		14,536	13,850

Atrium Hotel Portfolio Trust
8.843% due 06/15/2035 •(j)		6,223	5,804

BAMLL Commercial Mortgage Securities Trust
7.703% due 03/15/2037 •(j)		2,000	1,886
7.903% due 03/15/2037 •(j)		3,000	2,812

Barclays Commercial Mortgage Securities Trust
3.811% due 02/15/2053 ~(j)		4,785	2,886

Barclays Commercial Real Estate Trust
4.715% due 08/10/2033 ~(j)		5,370	4,010

BCAP LLC Trust
2.224% due 11/27/2036 •		38,346	7,710
3.489% due 04/25/2038 ~		3,509	2,705

Beast Mortgage Trust
8.643% due 03/15/2036 •(j)		6,750	4,873
9.643% due 03/15/2036 •(j)		2,500	1,712

Benchmark Mortgage Trust
3.555% due 08/15/2052 ~(j)		8,600	7,667

Beneria Cowen & Pritzer Collateral Funding Corp.
8.831% due 06/15/2038 •(j)		5,500	4,045

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BMO Mortgage Trust
3.378% due 02/17/2055 ~(j)		$9,615	$7,293
4.070% due 02/17/2055 ~(j)		11,000	5,962

Braemar Hotels & Resorts Trust
7.718% due 06/15/2035 •(j)		8,500	7,735

BSST Mortgage Trust
10.647% due 02/15/2037 •(j)		8,800	6,390
11.647% due 02/15/2037 •(j)		1,500	1,059

BX Trust
7.430% due 10/15/2036 •(j)		4,000	3,716
8.363% due 05/15/2030 •(j)		3,754	3,641

Canada Square Funding PLC
7.352% due 12/17/2057 •	GBP	2,000	2,477

Citigroup Commercial Mortgage Trust
8.118% due 12/15/2036 •(j)		$585	560
8.968% due 12/15/2036 •(j)		3,400	3,225

COLT Mortgage Loan Trust
4.687% due 03/25/2067 ~(j)		7,200	6,135

Connecticut Avenue Securities Trust
10.317% due 03/25/2042 •(j)		2,000	2,086
14.567% due 03/25/2042 •(j)		5,200	5,544

Countrywide Home Loan Mortgage Pass-Through Trust
6.500% due 01/25/2038 (j)		14,307	7,183

Credit Suisse Mortgage Capital Trust
8.493% due 07/15/2032 •(j)		12,000	10,939

DBGS Mortgage Trust
7.293% due 06/15/2033 •(j)		15,000	11,882

DOLP Trust
3.704% due 05/10/2041 ~(j)		14,250	6,518

Extended Stay America Trust
8.894% due 07/15/2038 •(j)		11,247	10,721

Freddie Mac
7.717% due 01/25/2051 •		620	602
8.067% due 12/25/2050 •		760	750
8.117% due 01/25/2034 •(j)		855	841
8.817% due 02/25/2042 •(j)		5,200	5,241
9.817% due 02/25/2042 •(j)		1,700	1,696
10.567% due 01/25/2034 •		900	816
13.567% due 02/25/2042 •		800	804

GS Mortgage Securities Corp. Trust
7.793% due 08/15/2032 •(j)		5,000	4,620

GSMSC Resecuritization Trust
5.748% due 11/26/2037 (j)		18,130	15,440

Harbour PLC
7.557% due 01/28/2054 •	GBP	10,416	12,333

Hilton Orlando Trust
8.093% due 12/15/2034 •(j)		$1,250	1,220

HPLY Trust
8.343% due 11/15/2036 •(j)		7,744	7,331
9.093% due 11/15/2036 •(j)		11,600	10,765

Jackson Park Trust
3.350% due 10/14/2039 ~(j)		2,700	1,922

JP Morgan Chase Commercial Mortgage Securities Trust
5.542% due 07/05/2033 ~(j)		1,183	983
7.383% due 06/15/2038 •(j)		1,226	1,047
7.493% due 12/15/2031 •(j)		5,211	4,915
8.293% due 03/15/2036 •(j)		2,000	1,574
8.583% due 06/15/2038 •		250	206
9.043% due 03/15/2036 •(j)		19,256	14,591

Jupiter Mortgage No. 1 PLC
7.991% due 07/20/2060 •	GBP	6,424	8,053

MAD Mortgage Trust
4.167% due 08/15/2034 ~(j)		$745	571

Morgan Stanley Bank of America Merrill Lynch Trust
4.908% due 12/15/2046 ~(j)		4,260	3,615

Morgan Stanley Capital Trust
7.743% due 07/15/2035 •(j)		7,084	6,910

MRCD Mortgage Trust
2.718% due 12/15/2036 (j)		16,198	10,391

Natixis Commercial Mortgage Securities Trust
3.917% due 11/15/2032 ~(j)		3,000	1,974
7.593% due 11/15/2034 •(j)		4,435	4,172

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Orleans Hotel Trust
7.882% due 04/15/2032 •(j)		$7,900	$7,384

New Residential Mortgage Loan Trust
3.885% due 11/25/2059 ~		15,500	7,487

Preston Ridge Partners Mortgage LLC
6.291% due 02/25/2027 þ		3,000	2,833

Residential Mortgage Securities PLC
8.885% due 06/20/2070	GBP	2,500	3,168

Seasoned Credit Risk Transfer Trust
4.500% due 11/25/2061 ~(j)		$5,900	4,666
6.412% due 11/25/2061 ~(a)		6,737	2,040

SFO Commercial Mortgage Trust
7.593% due 05/15/2038 •		340	262
8.093% due 05/15/2038 •(j)		6,500	4,761

Stratton Hawksmoor PLC
6.766% due 02/25/2053 •	GBP	3,800	4,575
7.516% due 02/25/2053 •		8,379	9,922

Tharaldson Hotel Portfolio Trust
8.671% due 11/11/2034 •(j)		$4,050	3,899

Uropa Securities PLC
4.405% due 10/10/2040 •	EUR	2,747	2,619

WaMu Mortgage Pass-Through Certificates Trust
6.050% due 10/25/2045 •(j)		$7,690	6,401

Wells Fargo Commercial Mortgage Trust
3.989% due 09/15/2031 ~(j)		1,500	1,335
5.092% due 12/15/2039 ~(j)		8,600	7,070
7.933% due 02/15/2037 •(j)		3,080	2,861

Total Non-Agency Mortgage-Backed Securities (Cost $421,330)			370,501

ASSET-BACKED SECURITIES 34.1%

ACE Securities Corp. Home Equity Loan Trust
5.570% due 04/25/2036 •(j)		23,983	17,963
5.590% due 08/25/2036 ^•(j)		21,699	5,541

Bear Stearns Asset-Backed Securities Trust
6.200% due 07/25/2034 •(j)		5,720	5,607

BNC Mortgage Loan Trust
5.440% due 05/25/2037 •(j)		16,250	13,458

Cologix Canadian Issuer LP
7.740% due 01/25/2052	CAD	5,400	3,666

Countrywide Asset-Backed Certificates Trust
5.400% due 06/25/2047 •(j)		$10,195	7,708
5.410% due 06/25/2047 •(j)		14,675	11,471
5.645% due 03/25/2037 •(j)		11,382	9,786
6.120% due 08/25/2047		2,000	1,462

Deer Park CLO DAC
0.000% due 10/15/2034 ~	EUR	4,000	2,399

Duke Funding Ltd.
5.711% due 04/08/2039 •(j)		$125,567	9,917

First Franklin Mortgage Loan Trust
5.460% due 10/25/2036 •(j)		15,000	12,047

Flagship Credit Auto Trust
0.000% due 06/15/2029 «(f)		25	4,537

GSAMP Trust
5.570% due 05/25/2046 •(j)		10,425	8,074
6.095% due 07/25/2045 •(j)		15,226	11,408

Home Equity Mortgage Loan Asset-Backed Trust
6.065% due 10/25/2035 •(j)		11,200	8,820

HSI Asset Securitization Corp. Trust
5.960% due 12/25/2035 •(j)		13,243	9,985

LendingPoint Pass-Through Trust
0.000% due 04/15/2028 «(f)		7,600	2,066
0.000% due 05/15/2028 «(f)		7,554	2,212

Long Beach Mortgage Loan Trust
6.725% due 02/25/2035 •(j)		10,153	8,289

Merrill Lynch Mortgage Investors Trust
6.200% due 04/25/2036 •(j)		5,905	5,045

PRET LLC
6.170% due 07/25/2051 þ(j)		11,600	10,849
7.870% due 06/25/2052 þ(j)		6,600	6,326

RR 1 Ltd.
0.000% due 07/15/2117 ~		3,200	1,377

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RR 17 Ltd.
0.000% due 07/15/2034 ~	$4,000	$2,646

RR 7 Ltd.
0.000% due 01/15/2120 ~	14,600	7,583

Saxon Asset Securities Trust
5.440% due 01/25/2047 •(j)	1,706	1,514

Securitized Asset-Backed Receivables LLC Trust
5.750% due 11/25/2035 •(j)	6,446	5,240

SMB Private Education Loan Trust
0.000% due 11/16/2054 «(f)	9	7,753
0.000% due 02/16/2055 «(f)	5	6,414
5.950% due 02/16/2055 (j)	5,730	5,338

Structured Asset Securities Corp. Mortgage Loan Trust
6.575% due 02/25/2036 •(j)	6,876	6,269

Total Asset-Backed Securities (Cost $259,351)		222,770

SOVEREIGN ISSUES 0.9%

Russia Government International Bond
5.625% due 04/04/2042 ^(c)	8,800	6,001
5.875% due 09/16/2043 ^(c)	200	126
12.750% due 06/24/2028 ^(c)	100	99

Total Sovereign Issues (Cost $2,840)		6,226

	SHARES
MUTUAL FUNDS 0.0%

RLM LLC	10	0

Total Mutual Funds (Cost $0)		0

COMMON STOCKS 1.8%

CONSUMER DISCRETIONARY 0.0%

Steinhoff CVR «(d)	39,030,027	0

FINANCIALS 0.4%

ADLER Group SA «(d)	157,845	84

Banca Monte dei Paschi di Siena SpA (d)	1,073,500	2,696

		2,780

INDUSTRIALS 1.3%

Syniverse Holdings, Inc. «(h)	9,444,241	8,692

REAL ESTATE 0.1%

ADLER Group SA	349,513	211

Total Common Stocks (Cost $11,372)		11,683

PREFERRED SECURITIES 0.9%

BANKING & FINANCE 0.0%

SVB Financial Group
4.000% due 05/15/2026 ^(c)(g)	200,000	14

FINANCIALS 0.9%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(g)	5,728,525	5,812

SVB Financial Group
4.250% due 11/15/2026 ^(c)(g)	100,000	7
4.700% due 11/15/2031 ^(c)(g)	190,000	14

		5,833

Total Preferred Securities (Cost $8,211)		5,847

REAL ESTATE INVESTMENT TRUSTS 1.3%

FINANCIALS 1.3%

KKR Real Estate Finance Trust, Inc.	203,500	2,477

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	67

Consolidated Schedule of Investments	PIMCO Access Income Fund	(Cont.)

	SHARES	MARKET VALUE (000S)

Starwood Property Trust, Inc.	175,100	$3,397

TPG RE Finance Trust, Inc.	346,700	2,569

Total Real Estate Investment Trusts (Cost $12,894)		8,443

SHORT-TERM INSTRUMENTS 25.5%

REPURCHASE AGREEMENTS (i) 24.0%
		156,900

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.5%
5.191% due 08/10/2023 - 09/14/2023 (e)(f)(j)(m)	$9,707	$9,638

Total Short-Term Instruments (Cost $166,539)		166,538

Total Investments in Securities (Cost $1,361,909)		1,197,085

Total Investments 183.1% (Cost $1,361,909)		$1,197,085

Financial Derivative Instruments (k)(l) 0.1% (Cost or Premiums, net $12,173)		814

Other Assets and Liabilities, net (83.2)%		(544,008)

Net Assets 100.0%		$653,891

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Syniverse Holdings, Inc.	05/12/2022 - 05/31/2023	$9,278	$8,692	1.33%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BPS	5.100%	06/30/2023	07/03/2023	$70,200	U.S. Treasury Inflation Protected Securities 1.000% due 02/15/2049	$(72,716)	$70,200	$70,230
	5.120	06/30/2023	07/03/2023	10,800	U.S. Treasury Notes 2.750% due 04/30/2027	(11,011)	10,800	10,804
	5.140	07/03/2023	07/05/2023	69,800	U.S. Treasury Notes 0.375% due 04/30/2025	(71,223)	69,800	69,800
MBC	5.160	06/30/2023	07/03/2023	6,100	U.S. Treasury Notes 4.125% due 11/15/2032	(6,302)	6,100	6,103

Total Repurchase Agreements						$(161,252)	$156,900	$156,937

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BOS	6.360%	06/05/2023	10/03/2023		$	(4,241)	$(4,262)
BPS	3.700	05/10/2023	TBD	(3)	EUR	(14,334)	(15,723)
	5.740	03/14/2023	07/14/2023		$	(18,549)	(18,869)
	6.310	04/13/2023	10/10/2023			(7,978)	(8,089)
	6.310	04/19/2023	10/17/2023			(2,465)	(2,498)
	6.310	05/10/2023	11/02/2023			(4,040)	(4,079)
	6.310	06/15/2023	10/10/2023			(34,101)	(34,208)
	6.410	04/19/2023	10/17/2023			(3,153)	(3,195)
BRC	3.750	05/10/2023	TBD	(3)	EUR	(8,305)	(9,110)
	5.990	04/14/2023	07/14/2023		$	(5,515)	(5,588)
	6.000	01/23/2023	07/24/2023			(14,559)	(14,950)
	6.000	04/21/2023	07/24/2023			(1,482)	(1,500)
	6.005	01/05/2023	07/05/2023			(13,237)	(13,632)
	6.090	01/30/2023	08/30/2023			(2,848)	(2,922)
	6.200	05/01/2023	08/29/2023			(45,509)	(46,003)
	6.250	02/15/2023	09/15/2023			(6,361)	(6,513)
	6.250	03/10/2023	09/15/2023			(935)	(953)
	6.310	05/24/2023	08/24/2023			(5,774)	(5,814)
	6.420	04/19/2023	10/19/2023			(6,142)	(6,224)
BYR	5.770	03/24/2023	09/20/2023			(2,269)	(2,304)
	5.780	04/13/2023	10/10/2023			(14,999)	(15,192)
DBL	6.199	06/20/2023	08/17/2023			(8,464)	(8,483)
	6.738	06/09/2023	08/10/2023			(7,591)	(7,625)
	6.779	06/29/2023	08/31/2023			(12,434)	(12,443)
JML	2.250	05/10/2023	TBD	(3)	EUR	(688)	(753)
	3.810	06/30/2023	09/08/2023			(4,639)	(5,064)
JPS	6.287	02/14/2023	10/12/2023		$	(12,361)	(12,661)
	6.320	04/18/2023	10/16/2023			(1,582)	(1,603)
	6.420	04/18/2023	10/16/2023			(1,406)	(1,425)
MEI	3.914	05/18/2023	09/18/2023		EUR	(3,112)	(3,413)
	5.430	06/19/2023	09/19/2023		GBP	(6,554)	(8,341)
	5.680	06/19/2023	09/19/2023			(5,758)	(7,328)
	5.730	06/19/2023	09/19/2023			(6,946)	(8,841)
MSB	6.310	05/08/2023	11/06/2023		$	(8,091)	(8,171)
	6.310	05/15/2023	11/13/2023			(9,864)	(9,948)
	6.360	05/08/2023	11/06/2023			(5,098)	(5,148)
	6.410	05/15/2023	11/13/2023			(6,957)	(7,017)
MZF	6.490	06/07/2023	12/07/2023			(64,292)	(64,594)
RBC	6.510	05/08/2023	11/08/2023			(3,276)	(3,309)
RDR	5.540	06/12/2023	07/12/2023			(209)	(210)
SOG	3.995	06/23/2023	08/23/2023		EUR	(12,347)	(13,488)
	5.480	01/04/2023	07/03/2023		$	(4,113)	(4,226)
	5.520	02/02/2023	08/02/2023			(7,256)	(7,424)
	5.620	04/12/2023	10/12/2023			(2,621)	(2,654)
	5.770	05/12/2023	11/13/2023			(5,549)	(5,595)
	5.770	07/03/2023	01/03/2024			(3,317)	(3,317)
	5.780	02/03/2023	08/03/2023			(8,477)	(8,677)
	6.210	03/07/2023	08/04/2023			(9,000)	(9,178)
	6.285	05/15/2023	11/15/2023			(839)	(846)
	6.310	05/03/2023	11/02/2023			(800)	(809)
	6.360	05/03/2023	11/02/2023			(6,175)	(6,241)
	6.410	05/03/2023	11/02/2023			(2,745)	(2,774)
TDM	5.370	05/05/2023	TBD	(3)		(2,371)	(2,392)
UBS	3.850	04/17/2023	08/18/2023		EUR	(2,505)	(2,756)
	6.110	01/27/2023	07/27/2023		$	(844)	(867)
	6.360	06/16/2023	08/16/2023			(2,808)	(2,817)
	6.430	04/19/2023	10/19/2023			(9,337)	(9,462)
	6.590	06/05/2023	12/05/2023			(11,985)	(12,047)
	6.770	06/30/2023	01/04/2024			(14,804)	(14,812)

Total Reverse Repurchase Agreements							$(508,387)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	69

Consolidated Schedule of Investments	PIMCO Access Income Fund	(Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(4,262)	$0	$(4,262)	$5,310	$1,048
BPS	150,834	(86,661)	0	64,173	(48,185)	15,988
BRC	0	(113,209)	0	(113,209)	138,471	25,262
BYR	0	(17,496)	0	(17,496)	20,958	3,462
DBL	0	(28,551)	0	(28,551)	39,098	10,547
JML	0	(5,817)	0	(5,817)	6,517	700
JPS	0	(15,689)	0	(15,689)	19,811	4,122
MBC	6,103	0	0	6,103	(6,302)	(199)
MEI	0	(27,923)	0	(27,923)	36,389	8,466
MSB	0	(30,284)	0	(30,284)	40,530	10,246
MZF	0	(64,594)	0	(64,594)	90,308	25,714
RBC	0	(3,309)	0	(3,309)	5,544	2,235
RDR	0	(210)	0	(210)	222	12
SOG	0	(65,229)	0	(65,229)	76,720	11,491
TDM	0	(2,392)	0	(2,392)	2,734	342
UBS	0	(42,761)	0	(42,761)	59,321	16,560

Total Borrowings and Other Financing Transactions	$156,937	$(508,387)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(23,304)	$(38,062)	$(58,679)	$(120,045)
Non-Agency Mortgage-Backed Securities	0	(36,536)	(107,193)	(104,237)	(247,966)
Asset-Backed Securities	0	0	(20,068)	(111,927)	(131,995)
Preferred Securities	0	0	(5,064)	0	(5,064)

Total Borrowings	$0	$(59,840)	$(170,387)	$(274,843)	$(505,070)

Payable for reverse repurchase agreements (5)					$(505,070)

(j)	Securities with an aggregate market value of $642,366 and cash of $6,332 have been pledged as collateral under the terms of the above master agreements as of June 30, 2023.

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended June 30, 2023 was $(556,299) at a weighted average interest rate of 4.423%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(3,317) is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	32	$(7,571)	$215	$0	$(3)
3-Month SOFR Active Contract December Futures	03/2025	17	(4,079)	76	2	0
3-Month SOFR Active Contract December Futures	03/2026	18	(4,344)	59	0	0
3-Month SOFR Active Contract June Futures	09/2024	20	(4,762)	117	0	0
3-Month SOFR Active Contract June Futures	09/2025	17	(4,095)	63	1	0
3-Month SOFR Active Contract March Futures	06/2024	28	(6,642)	180	0	(1)

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract March Futures	06/2025	15	$(3,608)	$60	$1	$0
3-Month SOFR Active Contract March Futures	06/2026	16	(3,863)	49	0	0
3-Month SOFR Active Contract September Futures	12/2024	19	(4,542)	98	2	0
3-Month SOFR Active Contract September Futures	12/2025	13	(3,135)	45	1	0

Total Futures Contracts				$962	$7	$(4)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive (1)	1-Day USD-SOFR Compounded-OIS	2.450%	Annual	12/20/2024		$32,400	$(2)	$768	$766	$0	$(6)
Pay	1-Day USD-SOFR Compounded-OIS	4.800	Annual	12/21/2024		146,000	42	(690)	(648)	50	0
Receive (1)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		16,200	2	378	380	0	(4)
Receive (1)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		2,600	1	94	95	0	0
Pay	1-Day USD-SOFR Compounded-OIS	4.150	Annual	12/21/2027		185,900	(49)	563	514	53	0
Pay (1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		76,900	639	(395)	244	47	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		25,600	6,320	527	6,847	0	(216)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		17,400	4,191	734	4,925	0	(150)
Receive	1-Day USD-SOFR Compounded-OIS	3.400	Annual	12/21/2052		22,900	40	(739)	(699)	0	(244)
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052	EUR	7,800	676	2,845	3,521	40	0
Receive (1)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		22,900	313	935	1,248	5	0

Total Swap Agreements							$12,173	$5,020	$17,193	$195	$(620)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$7	$195	$202	$0	$(4)	$(620)	$(624)

Cash of $7,642 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2023.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2023	EUR	2,185		$2,400	$11	$0
	08/2023		$25	AUD	37	0	0
	08/2023		2,059	EUR	1,899	18	0
BPS	08/2023	EUR	4,189		$4,526	4	(59)
	08/2023		$1,197	EUR	1,114	21	0
BRC	08/2023	GBP	2,240		$2,839	9	(16)
CBK	08/2023	CAD	1,925		1,443	0	(11)
	08/2023	EUR	514		563	1	0
	08/2023		$1,860	EUR	1,711	11	0
JPM	08/2023	CAD	3,164		$2,367	0	(23)
	08/2023	EUR	700		757	0	(8)
	08/2023	GBP	6,889		8,726	0	(26)
	08/2023		$583	EUR	529	0	(4)
MBC	08/2023	EUR	128,265		$141,537	1,285	0
RBC	08/2023	GBP	1,331		1,682	0	(9)
SCX	08/2023		$13,363	EUR	12,340	130	0
UAG	08/2023	GBP	6,035		$7,628	0	(38)
	08/2023		$6,056	EUR	5,491	0	(52)

Total Forward Foreign Currency Contracts						$1,490	$(246)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	71

Consolidated Schedule of Investments	PIMCO Access Income Fund	(Cont.)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON LOAN PARTICIPATIONS AND ASSIGNMENTS

Counterparty	Pay/Receive	Underlying Reference	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	AP Core Holdings II, LLC	1-Month USD-LIBOR	Quarterly	07/31/2023	$300	$0	$72	$72	$0

BPS	Pay	PUG LLC	1-Month USD-LIBOR	Quarterly	07/31/2023	282	0	29	29	0

BPS	Pay	Team Health Holdings, Inc.	1-Month USD-LIBOR	Quarterly	07/31/2023	1,492	0	(139)	0	(139)

BPS	Pay	Veritas US Inc.	1-Month USD-LIBOR	Quarterly	07/31/2023	730	0	30	30	0

Total Swap Agreements							$0	$(8)	$131	$(139)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (1)
BOA	$29	$0	$0	$29	$0	$0	$0	$0	$29	$0	$29
BPS	25	0	131	156	(59)	0	(139)	(198)	(42)	579	537
BRC	9	0	0	9	(16)	0	0	(16)	(7)	0	(7)
CBK	12	0	0	12	(11)	0	0	(11)	1	0	1
JPM	0	0	0	0	(61)	0	0	(61)	(61)	0	(61)
MBC	1,285	0	0	1,285	0	0	0	0	1,285	(1,550)	(265)
RBC	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)
SCX	130	0	0	130	0	0	0	0	130	0	130
UAG	0	0	0	0	(90)	0	0	(90)	(90)	0	(90)

Total Over the Counter	$1,490	$0	$131	$1,621	$(246)	$0	$(139)	$(385)

(m)
Securities with an aggregate market value of $579 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2023.

(1)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7	$7
Swap Agreements	0	0	0	0	195	195

	$0	$0	$0	$0	$202	$202

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,490	$0	$1,490
Swap Agreements	0	131	0	0	0	131

	$0	$131	$0	$1,490	$0	$1,621

	$0	$131	$0	$1,490	$202	$1,823

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4	$4
Swap Agreements	0	0	0	0	620	620

	$0	$0	$0	$0	$624	$624

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$246	$0	$246
Swap Agreements	0	139	0	0	0	139

	$0	$139	$0	$246	$0	$385

	$0	$139	$0	$246	$624	$1,009

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$2,045	$0	$0	$(6,602)	$(4,557)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,891)	$0	$(4,891)
Swap Agreements	0	(146)	0	0	0	(146)

	$0	$(146)	$0	$(4,891)	$0	$(5,037)

	$0	$1,899	$0	$(4,891)	$(6,602)	$(9,594)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$962	$962
Swap Agreements	0	2,665	0	0	4,707	7,372

	$0	$2,665	$0	$0	$5,669	$8,334

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$374	$0	$374
Swap Agreements	0	723	0	0	0	723

	$0	$723	$0	$374	$0	$1,097

	$0	$3,388	$0	$374	$5,669	$9,431

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June
 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$128,370	$95,228	$223,598
Corporate Bonds & Notes
Banking & Finance	0	64,301	0	64,301
Industrials	0	67,229	0	67,229
Utilities	0	30,941	0	30,941
Municipal Bonds & Notes
Puerto Rico	0	19,008	0	19,008
Non-Agency Mortgage-Backed Securities	0	370,501	0	370,501
Asset-Backed Securities	0	199,788	22,982	222,770
Sovereign Issues	0	6,226	0	6,226
Common Stocks
Financials	2,696	0	84	2,780
Industrials	0	0	8,692	8,692
Real Estate	211	0	0	211
Preferred Securities
Banking & Finance	0	14	0	14
Financials	0	5,833	0	5,833
Real Estate Investment Trusts
Financials	8,443	0	0	8,443

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Short-Term Instruments
Repurchase Agreements	$0	$156,900	$0	$156,900
U.S. Treasury Bills	0	9,638	0	9,638

Total Investments	$11,350	$1,058,749	$126,986	$1,197,085

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	202	0	202
Over the counter	0	1,621	0	1,621

	$0	$1,823	$0	$1,823

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(624)	0	(624)
Over the counter	0	(385)	0	(385)

	$0	$(1,009)	$0	$(1,009)

Total Financial Derivative Instruments	$0	$814	$0	$814

Totals	$11,350	$1,059,563	$126,986	$1,197,899

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	73

Consolidated Schedule of Investments	PIMCO Access Income Fund	(Cont.)	June 30, 2023

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2023:

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2023 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$71,254	$61,717	$(14,780)	$3,170	$(11,387)	$1,655	$1,788	$(18,189)	$95,228	$2,152
Corporate Bonds & Notes
Industrials	828	16	0	11	0	(176)	0	(679)	0	0
Asset-Backed Securities	45,337	3,000	0	0	0	(19,029)	0	(6,326)	22,982	(18,718)
Common Stocks
Financials	0	0	0	0	0	84	0	0	84	84
Industrials	8,153	1,125	0	0	0	(586)	0	0	8,692	(586)

Totals	$125,572	$65,858	$(14,780)	$3,181	$(11,387)	$(18,052)	$1,788	$(25,194)	$126,986	$(17,068)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$19,648	Comparable Multiple	EBITDA Multiple	X	11.000	—
	1,847	Comparable Multiple	Revenue Multiple	X	0.675	—
	6,790	Discounted Cash Flow	Discounted Rate		10.270	—
	2,401	Discounted Cash Flow	Discounted Cash Flow		15.420	—
	10,537	Expect Recovery Valuation	Comparable Bond Price		60.000	—
	1,574	Other Valuation Techniques (2)	—		—	—
	17,659	Proxy Pricing	Base Price		100.000-100.523	100.521
	9,411	Recent Transaction	Price		98.000	—
	11,048	Recent Transaction	Purchase Price		97.500-100.000	98.550
	2,023	Reference Instruments	Third Party Vendor		42.000	—
	12,290	Third Party Vendor	Broker Quote		92.500-97.500	96.177
Asset-Backed Securities	22,982	Discounted Cash Flow	Discount Rate		14.000-20.000	16.639
Common Stocks
Financials	84	Option Pricing Model	Volatility		56.314	—
Industrials	8,692	Discounted Cash Flow	Discount Rate		14.975	—

Total	$126,986

(1)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

74	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	June 30, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 172.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 39.3%

American Airlines, Inc.
10.000% (LIBOR03M + 4.750%) due 04/20/2028 ~		$8,697	$8,894

AmSurg LLC
0.500% - 11.000% (PRIME + 2.750%) due 07/20/2026 «~		13,878	13,896

AP Core Holdings LLC
10.717% due 09/01/2027		3,638	3,513
10.717% due 09/01/2027 «		2,351	2,280

Applegreen Ireland
7.077% (EUR003M + 3.500%) due 06/29/2026 «~	EUR	8,804	8,824
7.928% due 06/29/2026 «	GBP	2,500	2,925

Carnival Corp.
7.168% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	2,439	2,655

CIRCOR International, Inc.
TBD% due 06/20/2029 «µ		$1,066	1,050
TBD% due 06/20/2030 «		10,545	10,387

Comexposium
1.138% - 4.414% (EUR012M + 3.250%) due 03/28/2025 ~	EUR	7,874	7,389
4.969% (EUR012M + 4.000%) due 03/28/2026 ~		64,126	60,178

Cromwell EREIT Lux Finco SARL
4.761% (EUR003M + 1.500%) due 11/21/2024 «~		2,000	2,047

Diamond Offshore Drilling, Inc.
11.202% due 04/22/2027 «		$8,500	7,905

Diamond Sports Group LLC
13.064% due 05/25/2026		68,230	52,815

Encina Private Credit LLC
TBD% - 9.867% (LIBOR01M + 4.674%) due 11/30/2025 «~µ		3,950	3,818

Envision Healthcare Corp.
16.070% due 04/29/2027		88,763	105,850
16.695% due 04/28/2028 «		127,109	96,157

Espai Barca Fondo De Titulizacion
TBD% due 05/31/2028 «	EUR	23,850	25,765

Exgen Texas Power LLC
11.948% (LIBOR03M + 6.750%) due 10/08/2026 «~		$42,002	42,212

Finastra USA, Inc.
9.038% - 9.231% (LIBOR03M + 3.500%) due 06/13/2024 ~		18,300	17,639

Forbes Energy Services LLC
TBD% due 12/31/2023 «		2,666	0

Gateway Casinos & Entertainment Ltd.
13.050% due 10/18/2027	CAD	19,351	14,616
13.221% due 10/15/2027		$88,913	88,969

Gibson Brands, Inc.
10.248% (LIBOR03M + 5.000%) due 08/11/2028 ~		3,349	2,713

GIP Blue Holding LP
9.717% due 09/29/2028		4	4

Incora
TBD% - 13.725% due 03/01/2024 «µ		50,319	50,319

Instant Brands Holdings, Inc.
TBD% (LIBOR03M + 0.000%) due 04/12/2028 ^~(d)		3,616	788
15.217% due 12/12/2023 «		1,184	1,095

Intelsat Jackson Holdings SA
9.443% due 02/01/2029		31,966	31,878

Ivanti Software, Inc.
9.420% (LIBOR01M + 4.250%) due 12/01/2027 ~		25,509	21,617

Lealand Finance Co. BV
8.217% due 06/28/2024		385	308

Lealand Finance Co. BV (6.193% Cash and 3.000% PIK)
9.193% (LIBOR01M + 1.000%) due 06/30/2025 ~(c)		5,859	3,418

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LifeMiles Ltd.
10.514% (LIBOR03M + 5.250%) due 08/30/2026 «~		$15,113	$14,924

Market Bidco Ltd.
8.073% (EUR003M + 4.750%) due 11/04/2027 ~	EUR	22,200	20,847
8.991% due 11/04/2027	GBP	57,219	63,857

Mediapro
11.098% (EUR003M + 7.500%) due 07/29/2027 ~	EUR	29,900	31,424

MPH Acquisition Holdings LLC
9.726% (LIBOR03M + 4.250%) due 09/01/2028 ~		$9,825	8,807

NAC Aviation 29 DAC
7.501% due 06/30/2026		4,871	4,332

Naked Juice LLC
11.342% due 01/24/2030		1,300	1,044

Oi SA
TBD% - 14.000% due 09/07/2024 µ		27,160	27,160
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		3,128	226

Poseidon Bidco SASU
8.848% (EUR003M + 5.250%) due 07/14/2028 «~	EUR	51,900	55,501

Preylock Reitman Santa Cruz Mezz LLC
10.841% due 11/09/2023 «(i)		$37,100	36,697

Profrac Services LLC
12.420% due 03/04/2025		88,288	88,619

Project Anfora Senior
5.927% (EUR003M + 2.750%) due 10/01/2026 «~(i)	EUR	34,261	36,619

Project Quasar Pledgco SLU
6.578% (EUR001M + 3.250%) due 03/15/2026 «~		17,416	18,302

Promotora de Informaciones SA
8.189% (EUR003M + 5.000%) due 06/30/2026 «~		15,200	16,694
8.439% (EUR003M + 5.220%) due 12/31/2026 ~		110,728	113,779

Promotora de Informaciones SA (6.189% Cash and 5.000% PIK)
11.189% (EUR003M + 2.970%) due 06/30/2027 «~(c)		10,873	10,796

PUG LLC
9.452% (LIBOR01M + 4.250%) due 02/12/2027 «~		$1,478	1,341

Quantum Bidco Ltd.
9.879% due 01/29/2028	GBP	16,500	18,870

Radiate Holdco LLC
8.477% due 09/25/2026		$20,406	17,083

Redstone Holdco 2 LP
10.005% (LIBOR03M + 4.750%) due 04/27/2028 ~		13,444	11,253
13.042% (LIBOR03M + 7.750%) due 04/27/2029 ~		2,000	1,263

RegionalCare Hospital Partners Holdings, Inc.
9.023% (LIBOR03M + 3.750%) due 11/16/2025 ~		260	241

Republic of Cote d’lvoire
7.985% (EUR006M + 5.000%) due 03/19/2027 «~	EUR	800	851

Rising Tide Holdings, Inc.
10.264% due 06/01/2028		$17,269	10,519
13.466% due 06/01/2029 «		1,301	114
13.966% due 06/01/2029 «		1,325	585
14.091% due 06/01/2026 «		158	154

SCUR-Alpha 1503 GmbH
8.918% - 9.087% (EUR001M + 5.500%) due 03/29/2030 ~	EUR	16,200	16,901
10.602% due 03/28/2030		$25,237	23,943

Sierra Hamilton LLC
15.000% due 09/12/2023 «		8	8

Softbank Vision Fund
5.000% due 12/21/2025 «		36,237	33,921

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Steenbok Lux Finco 2 SARL
TBD% due 06/30/2026 «	EUR	176,014	$104,867

Sunseeker
TBD% - 10.872% (LIBOR06M + 5.500%) due 10/31/2028 «~		$25,100	23,784

Syniverse Holdings, Inc.
12.242% due 05/13/2027		112,761	103,705

Team Health Holdings, Inc.
7.943% (LIBOR01M + 2.750%) due 02/06/2024 ~		62,614	55,688

Telemar Norte Leste SA
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		41,251	2,982
1.750% due 02/26/2035		38,115	2,756

Trinseo Materials Operating SCA
TBD% due 09/06/2024		700	677

U.S. Renal Care, Inc.
TBD% (LIBOR01M + 5.500%) due 06/26/2026 ~		11,037	5,178
10.193% (LIBOR01M + 5.000%) due 06/26/2026 ~		92,411	43,357

Veritas U.S., Inc.
10.217% (LIBOR01M + 5.000%) due 09/01/2025 ~		12,925	10,601

Viad Corp.
10.217% due 07/30/2028		3,734	3,640

Westmoreland Mining Holdings LLC
8.000% due 03/15/2029		9,636	7,107

Windstream Services LLC
9.202% due 02/23/2027 «		46,280	45,123
11.452% due 09/21/2027		14,164	13,261

Total Loan Participations and Assignments (Cost $1,933,616)			1,801,325

CORPORATE BONDS & NOTES 30.7%

BANKING & FINANCE 9.8%

ADLER Real Estate AG
3.000% due 04/27/2026	EUR	10,700	9,085

Agps Bondco PLC
4.250% due 07/31/2025 ^(d)		600	506
4.625% due 01/14/2026 ^(d)		23,400	9,963
5.000% due 04/27/2027 ^(d)		11,000	4,258
5.000% due 01/14/2029 ^(d)		400	142
5.500% due 11/13/2026 ^(d)		2,700	1,130
6.000% due 08/05/2025 ^(d)		11,900	5,682

Ambac Assurance Corp.
5.100% due 12/31/2099 (h)		$185	270

Armor Holdco, Inc.
8.500% due 11/15/2029 (k)		5,100	4,238

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	28,732	27,922
2.625% due 04/28/2025		27,530	28,202
7.677% due 01/18/2028 •		33,989	31,252
8.000% due 01/22/2030 •		8,451	8,292
8.500% due 09/10/2030 •		4,762	4,703
10.500% due 07/23/2029		23,185	25,161

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	6,500	1,718

BOI Finance BV
7.500% due 02/16/2027	EUR	10,000	9,425

CIFI Holdings Group Co. Ltd.
4.375% due 04/12/2027 ^(d)		$400	46
4.450% due 08/17/2026 ^(d)		300	34
5.250% due 05/13/2026 ^(d)		200	23

Claveau Re Ltd.
22.523% (T-BILL 3MO + 17.250%) due 07/08/2028 ~(k)		8,500	4,165

Corestate Capital Holding SA
3.500% due 07/31/2023 ^(d)	EUR	1,300	200

Corsair International Ltd.
7.772% due 01/28/2027 •		4,900	5,320
8.122% due 01/28/2029 •		2,100	2,274

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	75

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cosaint Re Pte. Ltd.
14.783% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		$600	$489

Country Garden Holdings Co. Ltd.
2.700% due 07/12/2026		200	61
3.125% due 10/22/2025		1,200	378
3.875% due 10/22/2030		800	229
4.800% due 08/06/2030		200	58
6.150% due 09/17/2025		1,000	330
8.000% due 01/27/2024		200	131

Credit Suisse AG
5.464% (SOFRRATE + 0.390%) due 02/02/2024 ~		450	447
7.500% due 02/15/2028 (k)		6,750	7,177

Credit Suisse AG AT1 Claim ^		5,060	202

Fairfax India Holdings Corp.
5.000% due 02/26/2028 (k)		12,350	10,683

FloodSmart Re Ltd.
18.858% (T-BILL 3MO + 13.000%) due 03/01/2024 ~		6,084	5,720
22.608% (T-BILL 3MO + 16.750%) due 03/01/2024 ~(k)		1,737	1,436

FORESEA Holding SA
7.500% due 06/15/2030 «		2,721	2,435

Hudson Pacific Properties LP
3.950% due 11/01/2027		200	146
5.950% due 02/15/2028		200	159

Jefferson Capital Holdings LLC
6.000% due 08/15/2026 (k)		10,933	8,897

National Health Investors, Inc.
3.000% due 02/01/2031 (k)		200	154

Preferred Term Securities Ltd.
5.932% (US0003M + 0.380%) due 09/23/2035 ~		55	54

Sanders Re Ltd.
17.018% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		11,610	10,921

Seazen Group Ltd.
4.450% due 07/13/2025		200	104
6.000% due 08/12/2024		200	143

Sunac China Holdings Ltd.
7.000% due 07/09/2025 ^(d)		600	91

SVB Financial Group
1.800% due 02/02/2031 ^(d)		9,346	5,944
2.100% due 05/15/2028 ^(d)		1,200	816
3.125% due 06/05/2030 ^(d)		1,600	1,056
3.500% due 01/29/2025 ^(d)		700	509
4.345% due 04/29/2028 ^(d)		3,916	2,748
4.570% due 04/29/2033 ^(d)		12,400	8,325

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (g)		31,012	8,563

UBS Group AG
2.250% due 06/09/2028 •	GBP	100	105
3.091% due 05/14/2032 •(k)		$1,000	809
4.194% due 04/01/2031 •(k)		1,750	1,559
6.373% due 07/15/2026 •		450	447
6.442% due 08/11/2028		300	301
6.442% due 08/11/2028 •(k)		1,000	1,005
6.537% due 08/12/2033 •(k)		4,900	5,023
7.750% due 03/01/2029 •	EUR	1,200	1,452
9.016% due 11/15/2033 •(k)		$1,000	1,199

Unique Pub Finance Co. PLC
5.659% due 06/30/2027 (k)	GBP	905	1,126
7.395% due 03/28/2024		1,886	2,401

Uniti Group LP
6.000% due 01/15/2030 (k)		$57,451	38,978
6.500% due 02/15/2029 (k)		9,015	6,389
10.500% due 02/15/2028 (k)		25,502	25,323

Veraison Re Ltd.
17.278% (T-BILL 1MO + 12.000%) due 03/10/2031 ~		4,600	4,898

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 (k)		122,450	96,735

			450,167

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 16.9%

Altice Financing SA
5.750% due 08/15/2029 (k)		$15,830	$12,279

American Airlines Pass-Through Trust
3.375% due 11/01/2028 (k)		600	539
3.700% due 04/01/2028 (k)		717	646

British Airways Pass-Through Trust
4.250% due 05/15/2034		52	47

Carvana Co.
4.875% due 09/01/2029		600	341
5.500% due 04/15/2027		200	134
5.875% due 10/01/2028		300	174
10.250% due 05/01/2030		18,400	14,517

CGG SA
7.750% due 04/01/2027	EUR	38,535	35,365
8.750% due 04/01/2027 (k)		$56,461	47,350

Community Health Systems, Inc.
8.000% due 03/15/2026 (k)		1,886	1,839

Constellation Oil Services Holding SA (3.000% Cash or 4.000% PIK)
3.000% due 12/31/2026 (c)		232	137

CVS Pass-Through Trust
7.507% due 01/10/2032 (k)		1,711	1,785

DISH DBS Corp.
5.250% due 12/01/2026 (k)		17,440	14,023
5.750% due 12/01/2028 (k)		25,200	18,791

DISH Network Corp.
11.750% due 11/15/2027 (k)		9,200	8,989

Exela Intermediate LLC
11.500% due 07/15/2026		697	66

Gazprom PJSC Via Gaz Capital SA
7.288% due 08/16/2037		300	256
8.625% due 04/28/2034		1,081	966

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (k)		129,139	117,885

Inter Media & Communication SpA
6.750% due 02/09/2027	EUR	10,250	10,842

Iris Holdings, Inc. (8.750% Cash or 9.500% PIK)
8.750% due 02/15/2026 (c)(k)		$1,900	1,810

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	6,600	5,816

Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029 (k)		$14,296	10,745

Noble Finance LLC
8.000% due 04/15/2030 (k)		1,335	1,359

Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/31/2023 (g)(h)		5,220	14

Olympus Water U.S. Holding Corp.
5.375% due 10/01/2029	EUR	2,200	1,682

Prosus NV
2.031% due 08/03/2032		500	389
2.778% due 01/19/2034		900	725

Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 ^(d)	GBP	200	197

Times Square Hotel Trust
8.528% due 08/01/2026		$1,928	1,907

Topaz Solar Farms LLC
4.875% due 09/30/2039 (k)		15,838	14,571
5.750% due 09/30/2039 (k)		71,877	70,584

U.S. Renal Care, Inc.
10.625% due 07/15/2027		33,858	8,634

Valaris Ltd.
8.375% due 04/30/2030 (k)		4,733	4,753

Vale SA
3.202% due 12/29/2049 ~(h)	BRL	830,470	53,306

Veritas US, Inc.
7.500% due 09/01/2025 (k)		$27,985	22,747

Viking Cruises Ltd.
13.000% due 05/15/2025 (k)		41,902	44,026

Wesco Aircraft Holdings, Inc.
10.500% due 11/15/2026 ^(d)		2,377	2,163

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^(c)(d)		$202,913	$184,650

Windstream Escrow LLC
7.750% due 08/15/2028 (k)		64,273	53,410

Yellowstone Energy LP
5.750% due 12/31/2026 «		1,922	1,919

			772,378

UTILITIES 4.0%

Adler Financing SARL
12.500% due 06/30/2025 (k)	EUR	27,533	30,840

Eskom Holdings SOC Ltd.
6.750% due 08/06/2023		$52,880	52,735

Gazprom PJSC via Gaz Finance PLC
3.000% due 06/29/2027		200	145

NGD Holdings BV
6.750% due 12/31/2026		6,185	4,546

Oi SA
10.000% due 07/27/2025 ^(d)		139,217	10,065

Pacific Gas & Electric Co.
4.000% due 12/01/2046		57	38
4.450% due 04/15/2042 (k)		5,473	4,151
4.750% due 02/15/2044 (k)		36,628	28,472

Peru LNG SRL
5.375% due 03/22/2030		42,051	33,886

Rio Oil Finance Trust
9.250% due 07/06/2024 (k)		5,661	5,716
9.250% due 07/06/2024		632	638

Tierra Mojada Luxembourg SARL
5.750% due 12/01/2040 (k)		15,080	12,916

			184,148

Total Corporate Bonds & Notes (Cost $1,686,491)			1,406,693

CONVERTIBLE BONDS & NOTES 0.7%

BANKING & FINANCE 0.2%

Corestate Capital Holding SA
1.375% due 07/31/2023 ^(d)	EUR	9,900	1,573

PennyMac Corp.
5.500% due 03/15/2026 (k)		$7,700	6,872

			8,445

INDUSTRIALS 0.5%

Multiplan Corp. (6.000% Cash or 7.000% PIK)
6.000% due 10/15/2027 (c)(k)		33,700	22,882

Total Convertible Bonds & Notes (Cost $52,555)			31,327

MUNICIPAL BONDS & NOTES 2.3%

MICHIGAN 0.1%

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (g)		23,000	2,376

PUERTO RICO 1.5%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043		38,262	19,322
0.000% due 11/01/2051		99,704	49,806

			69,128

WEST VIRGINIA 0.7%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)		355,485	33,610

Total Municipal Bonds & Notes (Cost $104,838)			105,114

76	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 1.9%

Fannie Mae
0.000% due 10/25/2042 •(k)	$1,081	$829
0.000% due 10/25/2060 ~(a)(k)	21,243	1,535
0.770% due 07/25/2041 •(a)(k)	1,867	122
0.787% due 01/25/2041 •(k)	3,506	3,215
0.850% due 08/25/2038 •(a)	376	20
0.900% due 08/25/2049 •(a)	172	18
0.900% due 07/25/2059 •(a)(k)	6,703	713
0.920% due 10/25/2040 •(a)(k)	2,042	78
1.000% due 02/25/2043 •(a)(k)	1,524	135
1.039% due 08/25/2043 ~(a)	20,459	668
1.200% due 12/25/2037 •(a)	34	2
1.370% due 09/25/2037 •(a)(k)	307	17
1.450% due 03/25/2040 •(a)(k)	1,640	58
1.490% due 12/25/2036 •(a)(k)	1,349	111
1.500% due 11/25/2036 •(a)	41	2
1.570% due 06/25/2037 •(a)	159	8
1.830% due 03/25/2038 •(a)(k)	768	72
1.850% due 02/25/2038 •(a)(k)	471	45
3.000% due 01/25/2042 (a)(k)	125	6
3.500% due 08/25/2032 - 06/25/2050 (a)(k)	17,492	3,207
4.000% due 06/25/2050 (a)(k)	10,139	1,930
4.500% due 04/25/2042 (a)(k)	641	84
5.000% due 01/25/2048 (a)(k)	4,335	938
10.900% due 07/25/2029 •(k)	9,180	10,305

Freddie Mac
0.000% due 09/15/2041 •(k)	602	497
0.000% due 11/15/2048 •(a)(k)	36,061	996
0.700% due 11/25/2055 ~(a)(k)	262,319	17,384
0.757% due 04/15/2039 •(a)(k)	1,158	116
0.950% due 06/25/2050 •(a)(k)	1,059	106
0.957% due 01/15/2047 •(a)	264	31
1.000% due 05/25/2050 •(a)(k)	7,657	855
1.007% due 09/15/2042 •(a)(k)	537	30
1.107% due 05/15/2037 •(a)(k)	850	64
1.217% due 05/15/2037 •(a)	72	5
1.233% due 01/25/2051 •(a)(k)	9,940	1,252
1.277% due 07/15/2036 •(a)(k)	1,047	81
1.387% due 09/15/2036 •(a)(k)	343	28
1.407% due 05/15/2041 •(a)(k)	664	60
1.507% due 04/15/2036 •(a)(k)	231	13
2.079% due 11/25/2045 ~(a)(k)	75,137	5,746
2.587% due 09/15/2036 •(a)(k)	572	68
3.000% due 06/25/2050 (a)(k)	11,490	1,839
3.500% due 07/25/2050 (a)(k)	24,357	4,726
4.000% due 03/15/2027 (a)	102	4
4.000% due 07/25/2050 (a)(k)	19,000	4,143
5.000% due 05/25/2048 (a)(k)	6,641	1,100
10.300% due 10/25/2029 •(k)	8,600	9,385
14.150% due 03/25/2029 •(k)	6,835	7,292
15.650% due 10/25/2028 •	1,481	1,654

Ginnie Mae
0.943% due 12/20/2048 •(a)(k)	3,000	244
0.974% due 08/20/2042 •(a)(k)	1,441	134
1.104% due 12/20/2040 •(a)(k)	1,041	39
2.500% due 09/20/2036 (a)(k)	48,127	4,099
3.500% due 06/20/2042 (a)(k)	195	28

Total U.S. Government Agencies (Cost $95,038)		86,137

NON-AGENCY MORTGAGE-BACKED SECURITIES 47.7%

225 Liberty Street Trust
4.803% due 02/10/2036 ~	5,000	3,464

245 Park Avenue Trust
3.779% due 06/05/2037 ~(k)	16,761	11,802

280 Park Avenue Mortgage Trust
6.718% due 09/15/2034 •(k)	12,600	11,173
8.009% due 09/15/2034 •(k)	2,500	2,085

Adjustable Rate Mortgage Trust
4.558% due 03/25/2037 ~	1,319	1,157
4.871% due 03/25/2036 ^~	2,036	1,118
5.410% due 03/25/2036 •(k)	3,162	1,895
5.450% due 03/25/2037 •	730	797
6.119% due 11/25/2037 ^~	854	596

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Home Mortgage Assets Trust
5.690% due 11/25/2035 •		$420	$379
5.730% due 08/25/2037 ^•(k)		7,433	6,681

American Home Mortgage Investment Trust
5.690% due 03/25/2037 •		2,601	1,006
5.750% due 09/25/2045 •(k)		2,719	2,398
6.050% due 02/25/2044 •(k)		8,488	7,644
6.600% due 01/25/2037 þ		4,653	875

Anthracite Ltd.
5.678% due 06/20/2041		2,021	0

ASG Resecuritization Trust
3.168% due 01/28/2037 ~(k)		8,506	6,996
6.000% due 06/28/2037 ~(k)		25,341	12,599

Ashford Hospitality Trust
6.719% due 04/15/2035 •(k)		10,360	9,988
8.419% due 04/15/2035 •(k)		10,939	10,423

Atrium Hotel Portfolio Trust
7.093% due 12/15/2036 •(k)		1,840	1,719
7.393% due 12/15/2036 •(k)		7,000	6,349
7.743% due 06/15/2035 •(k)		3,204	3,050

Austin Fairmont Hotel Trust
7.993% due 09/15/2032 •(k)		5,000	4,812

Avon Finance PLC
0.000% due 09/20/2048 (b)(g)	GBP	28,441	31,770
0.000% due 09/20/2048 ~		10	24,477
7.909% due 09/20/2048 •		20,316	25,621
8.159% due 09/20/2048 •		8,126	10,233

BAMLL Commercial Mortgage Securities Trust
2.627% due 01/15/2032 (k)		$20,930	16,851
7.343% due 03/15/2037 •(k)		7,579	7,359
7.443% due 03/15/2037 •(k)		14,228	13,591

Banc of America Alternative Loan Trust
1.490% due 06/25/2037 ^•(a)		321	26
5.510% due 06/25/2037 •		298	222
6.000% due 06/25/2037		102	85
6.000% due 06/25/2046		46	41
6.000% due 07/25/2046 ^		684	576

Banc of America Funding Trust
0.000% due 06/26/2035 ~(k)		1,802	1,605
0.000% due 11/26/2036 ~(k)		26,070	7,424
2.803% due 05/26/2036 ~(k)		5,035	4,104
2.874% due 08/25/2047 ^~		2,544	2,069
3.111% due 12/20/2034 «~		406	286
3.720% due 09/20/2047 ^~		188	156
3.826% due 01/20/2047 ^«~		82	68
3.847% due 03/20/2036 ^~		895	730
3.867% due 09/20/2037 «~		387	295
3.896% due 10/20/2046 ^~		262	222
3.950% due 01/25/2035 «~		104	99
4.106% due 04/20/2035 ^~		935	816
4.215% due 12/20/2036 «~		25	24
4.287% due 09/20/2046 ^~		698	668
5.570% due 04/25/2037 ^•		962	796
5.577% due 04/20/2047 ^•(k)		4,874	3,860
5.832% due 02/20/2035 •(k)		3,035	2,903
6.000% due 10/25/2037 ^(k)		2,819	2,354
6.619% due 07/26/2036 ~(k)		8,795	2,877

Banc of America Mortgage Trust
4.122% due 10/20/2046 ^«~		63	53
4.163% due 01/25/2036 «~		103	93
5.750% due 10/25/2036 ^		663	540
5.750% due 05/25/2037 ^		598	461
6.000% due 10/25/2036 ^«		80	65

Bancorp Commercial Mortgage Trust
8.943% due 08/15/2032 •(k)		4,995	4,963

Barclays Commercial Mortgage Securities Trust
8.143% due 10/15/2037 •(k)		2,600	2,420
8.743% due 07/15/2037 •(k)		5,000	4,729

Barclays Commercial Real Estate Trust
4.715% due 08/10/2033 ~(k)		7,430	5,835

Bayview Commercial Asset Trust
5.480% due 03/25/2037 •		151	136

BCAP LLC Trust
1.891% due 02/26/2037 ~(k)		8,524	7,203
3.343% due 04/26/2037 ~(k)		6,431	5,092
3.605% due 07/26/2036 ~		390	337
3.676% due 05/26/2037 ~(k)		1,619	1,460

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.782% due 05/26/2036 •(k)		$3,915	$3,080
3.857% due 03/26/2037 ~		835	670
3.909% due 11/26/2035 ~(k)		2,324	2,056
3.950% due 02/26/2036 ~		2,578	1,799
3.988% due 02/26/2047 •(k)		11,575	9,239
4.048% due 03/27/2037 ~(k)		4,606	3,802
4.489% due 07/26/2045 ~(k)		3,412	3,213
4.515% due 06/26/2036 ~		2,151	1,785
5.317% due 07/26/2035 «~		369	279
5.500% due 05/26/2035 •(k)		5,114	4,488
5.500% due 12/26/2035 ~(k)		5,485	3,371
5.500% due 12/26/2035 ~		3,504	2,222
5.967% due 10/26/2037 ~		1,676	1,235
6.000% due 06/26/2037 ~		1,641	1,398
6.000% due 08/26/2037 ~		2,262	1,747
14.806% due 01/26/2036 ~(k)		20,149	5,603

Bear Stearns Adjustable Rate Mortgage Trust
3.793% due 08/25/2047 ^~		155	132
4.010% due 09/25/2034 «~		12	10
4.060% due 06/25/2047 ^~(k)		1,309	1,181
4.112% due 09/25/2034 «~		36	32
4.524% due 02/25/2036 ^~		311	280
4.589% due 10/25/2036 ^«~		51	47

Bear Stearns ALT-A Trust
3.614% due 11/25/2035 ^~(k)		9,090	5,698
3.651% due 04/25/2035 «~		121	101
3.695% due 05/25/2036 ^~		242	177
3.731% due 11/25/2036 ^~		1,703	807
3.744% due 04/25/2037 ~(k)		4,335	3,240
3.765% due 05/25/2035 «~		132	122
3.855% due 12/25/2046 ^~(k)		3,342	1,800
3.859% due 09/25/2035 ^~(k)		7,359	3,033
3.863% due 11/25/2035 ~		25	18
3.866% due 08/25/2046 ^~(k)		4,200	3,011
4.009% due 03/25/2036 ~(k)		1,130	678
4.116% due 08/25/2036 ^~		281	147
4.125% due 09/25/2034 «~		186	174
4.148% due 07/25/2036 ~(k)		50,886	25,853
4.433% due 07/25/2035 ^~		223	164
5.470% due 06/25/2046 ^•(k)		1,197	1,033
5.490% due 08/25/2036 ^•(k)		14,345	13,564
5.550% due 02/25/2034 •(k)		2,547	2,273
5.650% due 01/25/2036 ^•(k)		3,854	3,431
6.275% due 01/25/2035 •		1,007	930
6.275% due 03/25/2035 •(k)		6,676	5,598

Bear Stearns Asset-Backed Securities Trust
6.000% due 12/25/2035 ^«		277	144
6.500% due 03/25/2037 þ(k)		8,909	7,555

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ		323	319

Beast Mortgage Trust
8.643% due 03/15/2036 •(k)		6,000	4,331

Benchmark Mortgage Trust
4.029% due 03/15/2062 ~		5,423	3,773

Beneria Cowen & Pritzer Collateral Funding Corp.
8.831% due 06/15/2038 •(k)		11,100	8,163

BIG Commercial Mortgage Trust
7.487% due 02/15/2039 •		485	462

BMO Mortgage Trust
3.378% due 02/17/2055 ~(k)		7,850	5,955

Braemar Hotels & Resorts Trust
7.118% due 06/15/2035 (k)		6,500	6,054
7.718% due 06/15/2035 •(k)		11,000	10,010

Bridgegate Funding PLC
0.000% due 10/16/2062 ~(k)	GBP	39,972	24,118
0.000% due 10/16/2062 ~		20,785	79
0.000% due 10/16/2062 (g)		5,795	258
10.466% due 10/16/2062 •(k)		23,983	28,600
13.466% due 10/16/2062 •(k)		11,991	15,341

BSREP Commercial Mortgage Trust
6.144% due 08/15/2038 •(k)		$7,200	6,532
6.544% due 08/15/2038 •		500	446

BSST Mortgage Trust
6.897% due 02/15/2037 •(k)		3,300	2,837

BX Commercial Mortgage Trust
7.044% due 11/15/2038 •(k)		22,375	21,636
7.391% due 11/15/2038 (k)		7,750	7,477

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	77

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.611% due 04/15/2034 •(k)	$6,000	$5,158
8.348% due 04/15/2034 •(k)	4,000	3,383

BX Trust
7.080% due 10/15/2036 (k)	2,741	2,573
7.430% due 10/15/2036 •(k)	1,010	938
7.611% due 02/15/2038 (k)	1,996	1,850
7.620% due 10/15/2026 •(k)	1,500	1,426
7.930% due 10/15/2036 •(k)	7,993	7,380
8.363% due 05/15/2030 •(k)	5,500	5,334

BXP Trust
2.868% due 01/15/2044 ~(k)	3,000	1,820

CALI Mortgage Trust
3.957% due 03/10/2039 (k)	24,500	19,238

CBA Commercial Small Balance Commercial Mortgage
6.040% due 01/25/2039 ^þ	331	308

CD Mortgage Trust
5.688% due 10/15/2048 (k)	1,403	1,237

Chase Mortgage Finance Trust
3.814% due 01/25/2036 ^~(k)	3,394	2,906
3.962% due 03/25/2037 ^~	997	928
6.000% due 03/25/2037 ^	516	280

Citigroup Commercial Mortgage Trust
5.617% due 12/10/2049 ~(k)	8,727	5,890
8.968% due 12/15/2036 •(k)	10,233	9,706

Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 02/25/2029 «	121	112

Citigroup Mortgage Loan Trust
0.000% due 08/25/2037 ~	1,632	103
3.386% due 07/25/2036 ^~	1,956	1,193
3.584% due 03/25/2037 ^~(k)	2,000	1,718
3.915% due 10/25/2035 ^~(k)	1,021	965
3.974% due 09/25/2037 ^~(k)	2,249	1,974
4.041% due 04/25/2037 ^~	362	307
4.101% due 03/25/2037 ^«~	480	439
4.374% due 08/25/2034 ~(k)	6,115	5,691
4.524% due 03/25/2037 ^«~	170	163
4.572% due 02/25/2036 ~(k)	5,110	4,669
5.500% due 11/25/2035 ^«	213	189
5.500% due 12/25/2035	1,909	1,063
6.000% due 07/25/2036 (k)	4,049	2,132
6.380% due 03/25/2036 ^•	94	87
6.500% due 09/25/2036	900	529

Colony Mortgage Capital Ltd.
6.937% due 11/15/2038 •(k)	2,020	1,884
7.286% due 11/15/2038 •(k)	5,005	4,644
7.982% due 11/15/2038 •(k)	15,475	14,249
8.678% due 11/15/2038 •(k)	24,000	21,360

COLT Mortgage Loan Trust
4.687% due 03/25/2067 ~(k)	4,900	4,175

Commercial Mortgage Lease-Backed Certificates
6.250% due 06/20/2031 ~(k)	4,299	4,211

Commercial Mortgage Loan Trust
6.809% due 12/10/2049 ~(k)	4,688	1,132

Commercial Mortgage Trust
2.819% due 01/10/2039 (k)	9,131	7,589
3.754% due 02/10/2037 ~(k)	9,000	8,194
3.754% due 02/10/2037 (k)	19,830	17,834
6.214% due 07/10/2038 ~(k)	4,688	2,900
9.344% due 12/15/2038 •(k)	10,004	8,438
10.194% due 12/15/2038 •(k)	5,000	4,033
11.194% due 12/15/2038 •(k)	3,360	2,531

Connecticut Avenue Securities Trust
7.817% due 12/25/2041 •(k)	2,600	2,533
10.317% due 03/25/2042 •	1,400	1,460
10.567% due 12/25/2041 •	1,200	1,168
11.067% due 10/25/2041 •(k)	3,600	3,557
11.417% due 05/25/2042 •(k)	550	592
14.567% due 03/25/2042 •(k)	3,400	3,625
15.667% due 05/25/2042 •(k)	600	662

Countrywide Alternative Loan Resecuritization Trust
7.000% due 01/25/2037 ^	5,107	1,103

Countrywide Alternative Loan Trust
0.816% due 12/25/2035 ~(a)	8,140	339
1.775% due 12/25/2035 ~(a)	3,198	225
2.000% due 07/25/2036 •(a)	6,967	1,054
4.008% due 06/25/2037 ^~	81	69
4.295% due 05/25/2036 ~(k)	2,466	2,176

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.826% due 11/25/2046 •(k)	$2,380	$2,022
5.286% due 07/20/2035 ^•(k)	4,630	3,952
5.347% due 03/20/2047 •	399	329
5.400% due 06/25/2037 ^•	528	443
5.500% due 09/28/2023 «	16	13
5.500% due 07/25/2035 ^	706	364
5.500% due 10/25/2035 ^«•	468	289
5.500% due 10/25/2035 ^«	114	79
5.500% due 11/25/2035 ^	329	198
5.500% due 11/25/2035	1,423	886
5.500% due 12/25/2035 ^	702	401
5.500% due 01/25/2036 ^«	63	57
5.500% due 02/25/2036 ^	876	532
5.500% due 02/25/2036	818	590
5.500% due 05/25/2036 (k)	2,574	2,147
5.500% due 05/25/2036 ^	836	697
5.500% due 05/25/2036 ^•	1,184	344
5.500% due 08/25/2036 ^•	797	363
5.500% due 04/25/2037 ^(k)	1,526	834
5.510% due 05/25/2036 •(k)	7,503	6,801
5.530% due 09/25/2046 ^•(k)	5,449	4,746
5.570% due 08/25/2047 ^•	848	691
5.590% due 05/25/2047 •(k)	4,532	2,494
5.610% due 03/25/2036 •(k)	7,823	7,558
5.636% due 07/25/2035 •	59	54
5.650% due 06/25/2037 •(k)	5,542	4,645
5.670% due 07/25/2036 •(k)	7,972	6,478
5.750% due 01/25/2036 «	127	69
5.750% due 05/25/2036 ^	144	62
5.750% due 01/25/2037 ^(k)	7,794	4,331
5.750% due 04/25/2037 ^(k)	976	823
5.763% due 11/20/2035 •	74	69
5.830% due 09/25/2035 •	2,475	1,480
5.830% due 10/25/2046 ^•	105	77
6.000% due 03/25/2035 ^	286	138
6.000% due 11/25/2035 ^«	320	54
6.000% due 04/25/2036	480	249
6.000% due 04/25/2036 ^	181	97
6.000% due 08/25/2036 ^	232	134
6.000% due 11/25/2036 ^«	221	120
6.000% due 12/25/2036	670	294
6.000% due 01/25/2037 ^	1,467	1,083
6.000% due 02/25/2037 ^	2,115	896
6.000% due 03/25/2037 ^(k)	8,246	3,459
6.000% due 03/25/2037 ^	2,541	1,066
6.000% due 04/25/2037 ^	5,130	2,430
6.000% due 04/25/2037 ^(k)	3,693	1,830
6.000% due 09/25/2037 (k)	7,707	2,910
6.250% due 12/25/2036 ^•	500	236
6.500% due 09/25/2032 ^«	69	61
6.500% due 06/25/2036 ^	347	176
6.500% due 11/25/2036	8,381	2,817
6.610% due 11/25/2035 •(k)	7,920	7,275
8.097% due 05/25/2037 ^•	656	610

Countrywide Asset-Backed Certificates Trust
5.630% due 04/25/2036 ^•	389	329

Countrywide Home Loan Mortgage Pass-Through Trust
3.451% due 06/20/2035 «~	18	17
3.502% due 11/25/2035 ^~	819	651
3.594% due 03/25/2037 ^~	2,982	2,370
3.666% due 11/20/2035 ~(k)	5,238	4,689
3.929% due 05/20/2036 ^~	741	648
4.022% due 09/25/2047 ^~	1,648	1,257
4.029% due 08/20/2035 ^~	28	27
4.239% due 09/20/2036 ~	2,513	2,219
4.687% due 06/25/2047 ^~(k)	1,278	1,265
5.000% due 11/25/2035 ^«	20	11
5.500% due 12/25/2034 «	48	45
5.500% due 08/25/2035 ^«	30	17
5.500% due 11/25/2035 ^	25	14
5.750% due 03/25/2035 •	146	100
5.830% due 03/25/2036 •	142	31
6.000% due 07/25/2037 ^«	143	69
6.000% due 08/25/2037 ^«	1	1
6.000% due 08/25/2037 (k)	3,048	1,437
7.020% due 03/25/2046 ^•(k)	24,750	16,282

Credit Suisse Commercial Mortgage Trust
5.787% due 01/15/2049 ~(k)	10,300	11,269

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036 ^	235	150
7.500% due 05/25/2032 (k)	707	712

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Certificates
2.074% due 02/27/2047 ~(k)		$32,613	$12,407
2.796% due 12/29/2037 ~		2,827	1,565
3.695% due 05/26/2036 ~(k)		3,115	2,495
3.816% due 10/26/2036 ~(k)		9,782	9,030
3.839% due 06/25/2036 ~		3,209	2,831
3.839% due 09/26/2047 ~(k)		16,358	8,007
3.842% due 05/27/2036 ~		2,293	1,818
3.906% due 04/28/2037 ~(k)		2,113	1,962
4.081% due 07/26/2037 ~(k)		5,656	4,962
4.702% due 04/26/2035 ~(k)		7,261	6,699
5.750% due 05/26/2037 (k)		11,278	7,081
7.000% due 08/26/2036 (k)		14,477	3,674
7.000% due 08/27/2036		2,935	1,360
18.431% due 11/27/2037 •(k)		8,557	7,170
19.293% due 11/25/2037 •(k)		7,164	6,291

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 07/25/2036 ^«•		407	71
6.000% due 07/25/2036		1,586	835
6.000% due 07/25/2036 «		141	73
6.396% due 04/25/2036 þ(k)		4,642	2,502
6.500% due 05/25/2036 ^		2,388	908
6.500% due 05/25/2036 ^«		311	124

Credit Suisse Mortgage Capital Trust
3.828% due 08/15/2037 ~(k)		5,326	4,626
6.500% due 07/26/2036 ^		11,228	2,856
7.093% due 07/15/2032 •(k)		3,000	2,724
8.094% due 07/15/2038 •(k)		15,850	13,165
8.493% due 07/15/2032 •(k)		7,454	6,795
9.094% due 07/15/2038 •(k)		13,700	10,658
9.543% due 07/15/2032 •(k)		15,000	13,681

DBGS Mortgage Trust
6.038% due 06/15/2033 •(k)		1,100	1,025
6.223% due 06/15/2033 •(k)		1,600	1,435
7.293% due 06/15/2033 •(k)		3,600	2,852
7.843% due 06/15/2033 •(k)		6,100	4,673
8.344% due 10/15/2036 •(k)		26,404	21,735

DBWF Mortgage Trust
3.791% due 12/10/2036 (k)		17,961	15,513

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.300% due 02/25/2047 •		322	197
5.500% due 12/25/2035 ^		478	399

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.450% due 04/25/2037 •(k)		3,861	2,597
6.250% due 07/25/2036 ^«~		38	30

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
5.500% due 09/25/2033 «		64	61

DOLP Trust
3.704% due 05/10/2041 ~(k)		29,000	15,350

Downey Savings & Loan Association Mortgage Loan Trust
5.337% due 04/19/2047 ^•		212	226

Dssv SARL
6.177% due 10/15/2024 «	EUR	4,351	4,648

Eurosail PLC
0.000% due 06/13/2045 ~	GBP	6	3,642
4.309% due 03/13/2045 •	EUR	7,067	6,391
6.240% (BP0003M + 1.250%) due 06/13/2045 ~	GBP	14,072	15,008
6.590% due 09/13/2045 •		15,554	17,743
6.740% (BP0003M + 1.750%) due 06/13/2045 ~		8,667	8,763
7.240% due 09/13/2045 •		11,113	12,362
8.490% (BP0003M + 3.500%) due 06/13/2045 ~		3,082	3,058
8.840% due 09/13/2045 •		9,266	11,618

Extended Stay America Trust
8.894% due 07/15/2038 •(k)		$44,236	42,169

First Horizon Alternative Mortgage Securities Trust
0.000% due 09/28/2023		2	0
1.950% due 11/25/2036 •(a)		731	95
4.878% due 02/25/2036 «~		33	25
4.900% due 05/25/2036 ^«~		451	361
5.139% due 11/25/2036 ^~		453	326
5.373% due 08/25/2035 ^«~		126	13
6.250% due 11/25/2036 ^		55	19

78	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Horizon Mortgage Pass-Through Trust
3.858% due 07/25/2037 ^«~		$14	$9
4.010% due 05/25/2037 ^~		2,250	976
4.186% due 01/25/2037 ^~		201	123
5.500% due 08/25/2037 ^«		213	83

Freddie Mac
8.417% due 09/25/2041 •(k)		6,000	5,774
8.817% due 02/25/2042 •(k)		16,000	16,125
9.817% due 02/25/2042 •(k)		5,000	4,989
9.817% due 01/25/2051 •		2,300	2,110
9.867% due 10/25/2050 •(k)		2,500	2,696
10.567% due 01/25/2034 •		2,800	2,538
11.317% due 09/25/2041 •(k)		6,400	6,001
12.067% due 12/25/2041 •		500	467
12.567% due 10/25/2041 •(k)		4,900	4,895
13.567% due 02/25/2042 •		2,350	2,362

GC Pastor Hipotecario FTA
3.721% due 06/21/2046 •	EUR	19,392	18,281

GMAC Mortgage Corp. Loan Trust
3.614% due 07/19/2035 ~		$18	14

GreenPoint Mortgage Funding Trust
5.510% due 01/25/2037 •		527	458
5.550% due 12/25/2046 ^•(k)		2,579	2,396

GS Mortgage Securities Corp. Trust
4.744% due 10/10/2032 ~(k)		39,357	36,062
7.743% due 11/15/2032 •(k)		10,358	10,016
7.793% due 08/15/2032 •(k)		10,621	9,814
8.293% due 08/15/2032 •(k)		11,668	10,702

GS Mortgage Securities Trust
0.568% due 08/10/2043 ~(a)		1,016	8

GS Mortgage-Backed Securities Trust
0.000% due 07/25/2059 (b)(g)		59	59
0.000% due 07/25/2059 ~(a)		134,339	1,553
0.090% due 07/25/2059 ~(a)		120,678	412
3.848% due 07/25/2059 ~(k)		20,073	12,185

GSC Capital Corp. Mortgage Trust
5.510% due 05/25/2036 ^•		1,186	1,101

GSR Mortgage Loan Trust
3.935% due 01/25/2036 ^~		301	294
4.031% due 12/25/2034 «~		9	8
4.157% due 11/25/2035 ~		122	69
5.600% due 07/25/2037 ^«•		232	43
6.000% due 09/25/2034 «		271	260
6.500% due 08/25/2036 ^•		600	225

HarborView Mortgage Loan Trust
3.719% due 08/19/2036 ^«~		44	38
4.423% due 06/19/2045 ^•		945	483
5.537% due 02/19/2046 •		734	611
5.577% due 11/19/2036 •		1,097	956
5.626% due 03/19/2036 ^•(k)		7,195	6,535
5.657% due 01/19/2036 •(k)		4,353	2,698
5.706% due 06/19/2034 «•		67	58
5.797% due 01/19/2035 •		103	86
6.132% due 06/20/2035 •(k)		4,068	3,598
6.507% due 06/20/2035 •		939	816

Harbour PLC
6.557% due 01/28/2054 •	GBP	2,200	2,675
7.057% due 01/28/2054 •		12,153	14,654

HomeBanc Mortgage Trust
3.912% due 04/25/2037 ^~(k)		$2,335	2,044
5.650% due 03/25/2035 •(k)		3,840	3,127

HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^		2,362	2,032

IM Pastor Fondo de Titluzacion Hipotecaria
3.727% due 03/22/2043 •	EUR	14,172	13,376
3.727% due 03/22/2044 •		696	686

Impac CMB Trust
5.670% due 11/25/2035 ^•		$103	89
5.870% due 10/25/2034 •		72	68

Impac Secured Assets Trust
5.370% due 05/25/2037 ^•		2	2
6.010% due 03/25/2036 •		1,088	869

IndyMac IMSC Mortgage Loan Trust
3.747% due 06/25/2037 ^~(k)		2,768	1,922

IndyMac INDA Mortgage Loan Trust
2.828% due 03/25/2037 «~		18	15
3.677% due 12/25/2036 ^~		421	359

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac INDX Mortgage Loan Trust
3.058% due 02/25/2035 ~		$206	$177
3.103% due 06/25/2037 ^~		134	110
3.317% due 05/25/2037 ^~		1,714	1,410
3.410% due 11/25/2036 ^~		543	476
3.510% due 11/25/2035 ^~(k)		2,266	1,998
3.717% due 06/25/2036 ~		592	510
5.550% due 11/25/2046 •(k)		3,410	3,077
5.570% due 11/25/2036 •		108	100
5.610% due 04/25/2035 •		40	35
5.650% due 02/25/2037 •		2,087	1,339
5.750% due 07/25/2036 •		318	222
5.950% due 08/25/2034 «•		111	93
6.010% due 09/25/2034 «•		190	163

Jackson Park Trust
3.350% due 10/14/2039 ~(k)		2,900	2,065

Jefferies Resecuritization Trust
6.000% due 12/26/2036 ~		3,522	1,019

JP Morgan Alternative Loan Trust
3.576% due 11/25/2036 ^«~		77	78
3.759% due 05/25/2036 ^~		577	340
5.500% due 11/25/2036 ^«~		8	3
5.550% due 06/25/2037 •(k)		22,420	9,224
5.660% due 06/27/2037 •(k)		4,846	3,512
6.000% due 12/25/2035 ^		538	375
6.294% due 06/27/2037 ~(k)		13,190	5,700
6.460% due 12/25/2036 ^þ(k)		2,248	2,140

JP Morgan Chase Commercial Mortgage Securities Trust
4.128% due 07/05/2031 (k)		3,360	3,068
4.248% due 07/05/2033 (k)		6,360	5,741
4.379% due 07/05/2031 (k)		8,343	6,916
6.254% due 04/15/2037 •(k)		1,493	1,384
6.493% due 12/15/2036 •(k)		7,905	6,596
6.663% due 07/05/2033 •		3,000	2,718
6.943% due 03/15/2036 •(k)		7,900	6,747
6.943% due 12/15/2036 •(k)		2,500	1,767
7.033% due 06/15/2038 •(k)		2,000	1,727
8.443% due 02/15/2035 •(k)		12,053	11,400
8.709% due 11/15/2038 •(k)		9,000	8,751
10.454% due 11/15/2038 •(k)		19,700	17,878

JP Morgan Mortgage Trust
3.636% due 10/25/2036 ^~		12	9
3.904% due 10/25/2036 ~		283	205
3.927% due 05/25/2036 ^«~		190	152
4.118% due 06/25/2037 ^~(k)		1,590	1,261
4.366% due 07/25/2035 ~		21	20
6.000% due 08/25/2037 ^«		340	180

JP Morgan Resecuritization Trust
4.238% due 03/21/2037 «~		366	331
6.000% due 09/26/2036 ~		1,050	810
6.500% due 04/26/2036 ~		4,008	1,480

Lansdowne Mortgage Securities PLC
3.862% due 09/16/2048 •	EUR	6,179	6,023
3.986% due 06/15/2045 •		900	731

Lavender Trust
6.000% due 11/26/2036 (k)		$6,907	6,219
6.250% due 10/26/2036 (k)		3,624	1,897

Lehman Mortgage Trust
5.890% due 04/25/2036 ^~		194	128
6.000% due 08/25/2036 ^		458	374
6.000% due 09/25/2036 ^«		336	184
6.000% due 05/25/2037 ^«		17	17
6.000% due 01/25/2038 ^«		479	443
6.500% due 09/25/2037 ^		3,150	1,141
7.250% due 09/25/2037 ^(k)		31,125	9,342

Lehman XS Trust
5.710% due 07/25/2037 •(k)		22,489	15,059
6.050% due 08/25/2047 ^•		234	196
6.150% due 07/25/2047 •(k)		3,393	2,945

LUXE Commercial Mortgage Trust
8.443% due 10/15/2038 •(k)		5,211	5,022

MAD Mortgage Trust
3.478% due 08/15/2034 ~(k)		2,620	2,232

MASTR Adjustable Rate Mortgages Trust
3.912% due 10/25/2034 ~		183	164
4.716% due 01/25/2047 ^«•		33	32
5.830% due 05/25/2047 ^•(k)		6,765	5,663

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Alternative Loan Trust
5.500% due 03/25/2036 •		$19,963	$1,996
5.550% due 03/25/2036 ^•		26,386	2,671

Merrill Lynch Alternative Note Asset Trust
6.000% due 05/25/2037 ^(k)		2,287	1,794

Merrill Lynch Mortgage Investors Trust
3.738% due 03/25/2036 ^~(k)		6,593	3,718
4.288% due 05/25/2036 ~		1,545	1,453

MFA Trust
4.039% due 04/25/2065 ~(k)		14,456	11,735

Morgan Stanley Capital Trust
2.509% due 04/05/2042 ~(k)		2,985	2,054
3.912% due 09/09/2032 (k)		25,132	20,320
6.143% due 12/15/2036 •(k)		6,246	5,095
6.693% due 12/15/2036 •		453	279
7.437% due 12/15/2036 •(k)		18,590	7,755
8.243% due 07/15/2035 •(k)		10,478	10,205
9.388% due 12/15/2038 •(k)		18,000	16,363
10.287% due 12/15/2038 •(k)		19,500	17,431

Morgan Stanley Mortgage Capital Holdings Trust
3.865% due 09/13/2039 ~(k)		1,780	1,304

Morgan Stanley Mortgage Loan Trust
4.445% due 05/25/2036 ^~		1,605	754
4.616% due 07/25/2035 ^~		523	437
4.806% due 01/25/2035 ^~(k)		164	134
5.460% due 01/25/2035 «•		288	252
5.490% due 05/25/2036 «•		146	27
5.750% due 12/25/2035 ^«		179	121
5.962% due 06/25/2036 ^~		1,799	544
6.000% due 08/25/2037 ^		136	57

Morgan Stanley Re-REMIC Trust
2.643% due 03/26/2037 þ(k)		1,271	1,216
2.702% due 02/26/2037 «•		2,056	1,886
4.189% due 09/26/2035 ~(k)		648	609
4.366% due 07/26/2035 ~(k)		6,570	6,266
4.850% due 06/26/2035 ~(k)		10,914	8,277
6.000% due 04/26/2036 (k)		7,210	7,075

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		3,246	2,884

Mortgage Funding PLC
8.190% due 03/13/2046 •	GBP	1,000	1,243

MSDB Trust
3.427% due 07/11/2039 ~(k)		$21,938	18,703

Natixis Commercial Mortgage Securities Trust
4.193% due 04/10/2037 ~(k)		5,880	3,954
8.343% due 11/15/2034 •(k)		8,574	8,064
9.343% due 11/15/2034 •(k)		3,718	3,480

New Orleans Hotel Trust
7.232% due 04/15/2032 (k)		13,642	12,867

New Residential Mortgage Loan Trust
3.885% due 11/25/2059 ~		8,300	4,009

New York Mortgage Trust
3.558% due 08/25/2061 þ(k)		1,000	795
5.250% due 07/25/2062 þ(k)		14,480	13,612

Newgate Funding PLC
4.776% due 12/15/2050 •	EUR	1,052	1,054
5.026% due 12/15/2050 •		2,009	1,954

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.470% due 10/25/2036 •		$1,048	897

Nomura Resecuritization Trust
4.536% due 09/26/2035 ~(k)		3,927	3,380

NovaStar Mortgage Funding Trust
0.440% due 09/25/2046 •		146	140

NYO Commercial Mortgage Trust
6.806% due 11/15/2038 •(k)		2,200	1,891

PMT Credit Risk Transfer Trust
8.078% due 02/27/2024 •(k)		4,323	4,232

Preston Ridge Partners Mortgage LLC
6.291% due 02/25/2027 þ(k)		1,000	944

Prime Mortgage Trust
5.500% due 06/25/2036 ^•		1,432	974
7.000% due 07/25/2034 «		49	42

RBSSP Resecuritization Trust
3.831% due 07/26/2045 ~(k)		10,345	9,815
4.031% due 05/26/2037 ~		2,841	1,749

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	79

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.342% due 09/26/2035 ~		$3,368	$1,973
6.000% due 03/26/2036 ^~		3,540	2,033
6.000% due 06/26/2037 ~		408	353

Regal Trust
3.910% due 09/29/2031 «•		1	1

Residential Accredit Loans, Inc. Trust
4.976% due 01/25/2046 ^•(k)		2,900	2,425
5.450% due 02/25/2037 •		309	272
5.500% due 04/25/2037 «		44	33
5.510% due 07/25/2036 ^•(k)		6,890	2,887
5.530% due 05/25/2037 •(k)		7,010	6,283
5.570% due 06/25/2037 •		750	635
5.755% due 01/25/2036 «~		17	27
6.000% due 08/25/2035 ^		606	514
6.000% due 12/25/2035 ^(k)		1,270	1,143
6.000% due 06/25/2036 «		148	115
6.000% due 09/25/2036 ^(k)		3,069	1,434
6.000% due 11/25/2036 ^(k)		1,449	1,161
6.000% due 01/25/2037 ^		215	166
6.250% due 02/25/2037 ^(k)		2,148	1,756
6.500% due 09/25/2037 ^		784	624
7.000% due 10/25/2037 (k)		4,614	3,585

Residential Asset Mortgage Products Trust
8.000% due 05/25/2032 «		351	228

Residential Asset Securitization Trust
5.500% due 07/25/2035		602	387
6.000% due 02/25/2037 ^		166	77
6.000% due 03/25/2037 ^		2,795	958
6.000% due 07/25/2037 ^		6,200	2,687
6.250% due 08/25/2037 ^		4,035	1,115

Residential Funding Mortgage Securities, Inc. Trust
5.377% due 07/27/2037 ^«~		112	84
5.850% due 11/25/2035 ^«		54	49
6.000% due 04/25/2037 ^		396	307
6.000% due 06/25/2037 ^		159	121

RiverView HECM Trust
5.790% due 05/25/2047 •		8,112	7,874

Seasoned Credit Risk Transfer Trust
4.250% due 11/25/2059 ~(k)		4,530	3,883
4.250% due 09/25/2060		1,800	1,553
4.250% due 03/25/2061 ~		700	554
4.500% due 11/25/2061 ~(k)		3,900	3,084
5.000% due 04/25/2062 ~(k)		3,400	2,677
6.165% due 11/25/2059 ~(k)		6,794	2,476
6.412% due 11/25/2061 ~(a)		4,494	1,361
9.482% due 03/25/2061 ~		498	253
13.916% due 11/25/2060 ~		1,199	917
14.094% due 09/25/2060 ~		1,594	1,141

Sequoia Mortgage Trust
3.604% due 01/20/2038 ^«~		80	62
5.708% due 02/20/2034 •		161	144
5.897% due 07/20/2036 «•		125	17
6.357% due 10/20/2027 «•		226	191
6.706% due 09/20/2032 «~		216	201

SFO Commercial Mortgage Trust
6.343% due 05/15/2038 •(k)		18,150	15,924
6.693% due 05/15/2038 •(k)		2,120	1,743
6.993% due 05/15/2038 •(k)		1,760	1,395

SG Commercial Mortgage Securities Trust
4.660% due 02/15/2041 ~(k)		9,000	6,529

SMRT Commercial Mortgage Trust
7.847% due 01/15/2039 •(k)		30,200	28,547

Starwood Mortgage Residential Trust
3.935% due 11/25/2066 ~		500	313

Starwood Mortgage Trust
8.193% due 04/15/2034 •(k)		13,424	12,821
9.193% due 04/15/2034 •(k)		6,612	6,316

Stratton Hawksmoor PLC
6.766% due 02/25/2053 •	GBP	1,967	2,368
7.516% due 02/25/2053 •		4,300	5,092

Stratton Mortgage Funding PLC
7.991% due 07/20/2060 •		2,000	2,492
8.865% due 03/12/2052 •		2,500	3,096

Structured Adjustable Rate Mortgage Loan Trust
3.635% due 02/25/2037 ^~(k)		$5,513	3,812
4.197% due 04/25/2047 ~		1,012	489
4.378% due 01/25/2036 ^~		569	353
4.470% due 08/25/2036 ~		2,255	550

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
4.605% due 02/25/2036 ~		$2,914	$1,521
5.490% due 03/25/2037 ^•		883	249
5.530% due 07/25/2046 ^•(k)		8,766	6,316
5.570% due 05/25/2036 •		1,034	697
5.570% due 08/25/2036 ^•		758	622
5.610% due 05/25/2045 •		55	50

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.263% due 01/25/2034 ~		73	70

SunTrust Adjustable Rate Mortgage Loan Trust
4.078% due 02/25/2037 ^~(k)		1,192	1,033

SunTrust Alternative Loan Trust
2.000% due 04/25/2036 ^•(a)		3,903	579

TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^«		204	78
6.500% due 07/25/2036 (k)		18,327	4,735

TDA Mixto Fondo de Titulizacion de Activos
3.442% due 10/28/2050 •	EUR	8,181	4,741
3.767% due 12/28/2050 •		6,614	5,995

Tharaldson Hotel Portfolio Trust
8.671% due 11/11/2034 •(k)		$13,128	12,637

TTAN
7.594% due 03/15/2038 •(k)		9,670	9,304

VASA Trust
9.093% due 07/15/2039 •(k)		4,435	2,401

Verus Securitization Trust
5.396% due 07/25/2067 ~(k)		4,300	3,943

VNDO Mortgage Trust
4.033% due 01/10/2035 ~(k)		4,814	3,815

Waikiki Beach Hotel Trust
7.223% due 12/15/2033 •(k)		19,450	18,724
7.873% due 12/15/2033 •(k)		20,500	19,237

WaMu Mortgage Pass-Through Certificates Trust
3.347% due 11/25/2036 ^~		96	87
3.472% due 03/25/2037 ^~		239	190
3.514% due 07/25/2037 ^~		1,025	766
3.672% due 08/25/2036 ^~(k)		911	836
3.704% due 02/25/2037 ^~		1,622	1,360
3.757% due 03/25/2037 ^~(k)		1,676	1,535
3.784% due 06/25/2037 ^~		645	566
3.809% due 07/25/2037 ^~		508	470
4.016% due 03/25/2033 «~		23	21
4.726% due 06/25/2047 ^•		1,652	1,161
4.774% due 07/25/2047 ^•		377	327
4.786% due 07/25/2047 •(k)		11,494	9,377
4.856% due 10/25/2046 ^•		215	184
5.024% due 07/25/2046 •(k)		2,581	2,173
5.690% due 07/25/2045 •		101	96
5.990% due 06/25/2044 •(k)		80	74

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (g)	GBP	0	1,836
7.564% due 12/21/2049 •		646	806
8.064% due 12/21/2049 •		646	792

Washington Mutual Mortgage Pass-Through Certificates Trust
2.818% due 06/25/2046 •(k)		$5,488	3,160
3.725% due 06/25/2033 «~		64	57
4.826% due 10/25/2046 ^•		250	210
5.630% due 01/25/2047 ^•(k)		7,405	6,639
5.750% due 11/25/2035 ^(k)		830	727
5.750% due 07/25/2036 ^•(k)		3,237	2,090
6.000% due 04/25/2037 ^(k)		1,288	1,088
6.467% due 05/25/2036 ^þ(k)		3,545	2,990

Wells Fargo Alternative Loan Trust
5.134% due 07/25/2037 ^~		1,291	1,164
5.750% due 07/25/2037 ^		187	157

Wells Fargo Commercial Mortgage Trust
4.708% due 09/15/2031 ~(k)		27,000	24,027
7.933% due 02/15/2037 •(k)		10,000	9,289

Wells Fargo Mortgage Loan Trust
3.575% due 03/27/2037 ~		3,271	1,998
4.692% due 04/27/2036 ~(k)		3,220	2,928

Wells Fargo Mortgage-Backed Securities Trust
4.509% due 10/25/2036 ^«~		5	4
4.517% due 09/25/2036 ^«~		4	4

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 06/25/2037 ^«		$29	$26
6.000% due 06/25/2037 ^		29	25

Worldwide Plaza Trust
3.715% due 11/10/2036 ~(k)		8,000	2,847

Total Non-Agency Mortgage-Backed Securities (Cost $2,327,505)			2,185,835

ASSET-BACKED SECURITIES 30.1%

510 Loan Acquisition Trust
5.107% due 09/25/2060 þ(k)		17,047	16,691

Acacia CDO Ltd.
6.174% due 11/08/2039 •(k)		8,674	2,362

Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2049		200	3

ACE Securities Corp. Home Equity Loan Trust
5.370% due 12/25/2036 •(k)		21,465	5,756
6.110% due 08/25/2035 •(k)		5,031	3,266
6.245% due 07/25/2035 ^•(k)		17,938	15,767

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	636

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
7.250% due 09/25/2034 •		$740	738

AIM Aviation Finance Ltd.
6.213% due 02/15/2040 þ(k)		1,709	1,043

American Money Management Corp. CLO Ltd.
11.311% due 04/14/2029 •(k)		6,100	6,070

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.407% due 09/25/2032 •		1,148	987
6.875% due 05/25/2034 •		154	146
6.875% due 08/25/2035 (k)		6,340	5,084
8.000% due 08/25/2032 «•		291	274

Argent Securities Trust
5.300% due 09/25/2036 •(k)		7,721	2,544
5.350% due 06/25/2036 •		6,610	1,847
5.390% due 04/25/2036 •		1,039	344
5.450% due 06/25/2036 •		3,721	1,040
5.530% due 03/25/2036 •(k)		10,275	5,715

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
5.840% due 11/25/2035 •(k)		29,851	25,054
5.910% due 02/25/2036 •(k)		21,346	16,314

Asset-Backed Funding Certificates Trust
5.300% due 10/25/2036 •		961	948
5.710% due 10/25/2033 «•		167	155
6.200% due 03/25/2034 ^•		478	445

Banco Bilbao Vizcaya Argentaria
4.237% due 03/22/2046 •	EUR	550	351

Bear Stearns Asset-Backed Securities Trust
3.534% due 09/25/2034 «•		$127	120
3.534% due 09/25/2034 •		43	42
3.916% due 10/25/2036 ~		132	105
3.945% due 10/25/2036 ~		2,493	1,150
4.037% due 07/25/2036 «~		55	53
4.858% due 12/25/2036 •(k)		9,234	12,510
5.240% due 12/25/2034 •(k)		16,571	16,036
6.650% due 10/27/2032 «•		1	3

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~		3,549	471

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		2,900	667

Carrington Mortgage Loan Trust
5.230% due 03/25/2035 •		608	477
5.570% due 12/26/2036 •(k)		13,201	10,395

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		3,390	687

Citigroup Mortgage Loan Trust
4.607% due 03/25/2036 ^þ		1,449	725
5.350% due 05/25/2037 •		441	291
5.450% due 12/25/2036 •(k)		17,528	7,072
5.470% due 09/25/2036 •(k)		10,879	7,949
5.470% due 12/25/2036 •(k)		11,477	6,452
5.590% due 12/25/2036 •(k)		12,842	5,200
5.850% due 11/25/2046 •(k)		4,267	3,484

80	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.352% due 05/25/2036 ^þ		$376	$151
6.851% due 05/25/2036 ^þ		2,184	875

Cologix Canadian Issuer LP
7.740% due 01/25/2052	CAD	2,000	1,358

Conseco Finance Corp.
6.530% due 02/01/2031 ~		$460	402
7.060% due 02/01/2031 ~		2,002	1,777
7.500% due 03/01/2030 ~		6,233	2,435

Conseco Finance Securitizations Corp.
7.770% due 09/01/2031 þ		328	324
7.960% due 05/01/2031		1,458	438
8.060% due 09/01/2029 ~		2,914	614
8.260% due 12/01/2030 ~		4,584	1,198
8.850% due 12/01/2030 ~		5,630	1,071
9.163% due 03/01/2033 ~(k)		9,809	8,996
9.546% due 12/01/2033 ~(k)		6,480	6,220

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	1,401	276

Coronado CDO Ltd.
6.000% due 09/04/2038 (k)		$3,781	1,899
6.999% due 09/04/2038 •(k)		23,864	10,607

Countrywide Asset-Backed Certificates Trust
4.095% due 02/25/2036 «~		2	2
4.450% due 10/25/2032 ^~(k)		3,961	3,853
5.350% due 06/25/2037 ^•(k)		18,405	18,075
5.400% due 11/25/2047 ^•(k)		3,447	3,006
5.410% due 12/25/2036 ^•(k)		5,301	4,749
5.430% due 03/25/2037 •(k)		11,670	11,101
5.540% due 01/25/2046 ^•(k)		36,303	28,927
5.630% due 03/25/2036 •(k)		15,585	13,804
5.630% due 05/25/2036 •(k)		4,093	3,328
5.630% due 03/25/2047 ^•(k)		7,655	6,678
5.735% due 04/25/2036 •(k)		8,762	7,880
5.830% due 12/25/2036 ^•		287	211
5.859% due 10/25/2046 ^~		473	487
5.885% due 04/25/2036 •(k)		15,850	13,472
6.050% due 03/25/2047 ^•		975	803
6.250% due 05/25/2047 ^•(k)		5,188	3,939
6.320% due 04/25/2036 •(k)		9,384	7,736
6.867% due 09/25/2046 þ		6,387	4,274
7.175% due 11/25/2035 •		3,157	2,218

Credit Suisse First Boston Mortgage Securities Corp.
6.200% due 02/25/2031 •		610	577

Credit-Based Asset Servicing & Securitization CBO Corp.
5.746% due 09/06/2041 •		98,373	10

CSAB Mortgage-Backed Trust
5.500% due 05/25/2037 ^		1,936	1,394

Duke Funding Ltd.
5.711% due 04/08/2039 •(k)		7,546	596

ECAF Ltd.
3.473% due 06/15/2040		1,166	683
4.947% due 06/15/2040 (k)		7,723	4,677

EMC Mortgage Loan Trust
8.525% due 04/25/2042 •		1,596	1,527

Encore Credit Receivables Trust
5.840% due 07/25/2035 •		363	345

Euromax ABS PLC
3.652% due 11/10/2095 •	EUR	2,982	3,248

Exeter Automobile Receivables Trust
0.000% due 05/15/2031 «(g)		$22	6,156
0.000% due 08/15/2031 «(g)		24	8,875
0.000% due 07/15/2033 «(g)		27	29,504
0.000% due 12/15/2033 «(g)		25	7,629

FAB UK Ltd.
0.000% due 12/06/2045 ~	GBP	14,563	5,378

Fieldstone Mortgage Investment Trust
5.490% due 07/25/2036 •		$4,245	2,116

First Franklin Mortgage Loan Trust
5.720% due 02/25/2036 •(k)		5,500	5,072
6.095% due 09/25/2035 •(k)		5,831	5,101
6.125% due 05/25/2036 •(k)		16,413	14,523

Flagship Credit Auto Trust
0.000% due 12/15/2027 «(g)		9	914
0.000% due 06/15/2029 «(g)		3	755

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FREED ABS Trust
0.000% due 09/20/2027 «(g)	$10	$1,146

Fremont Home Loan Trust
5.300% due 01/25/2037 •	2,885	1,335
5.630% due 02/25/2037 •	1,136	393

Glacier Funding CDO Ltd.
5.606% due 08/04/2035 •(k)	31,282	3,984

GMACM Home Equity Loan Trust
6.749% due 12/25/2037 þ	666	675

Greenpoint Manufactured Housing
9.230% due 12/15/2029 ~(k)	6,013	5,270

GSAMP Trust
5.210% due 01/25/2037 •	2,633	1,542
5.240% due 01/25/2037 •	785	460
5.290% due 12/25/2036 •	820	444
5.350% due 11/25/2036 •	3,399	1,647
5.400% due 12/25/2036 •	3,828	1,878
5.470% due 04/25/2036 •	442	276
5.690% due 04/25/2036 •(k)	15,753	9,917
6.800% due 10/25/2034 «•	104	99
7.025% due 06/25/2034 •(k)	1,253	1,116

Hillcrest CDO Ltd.
5.465% due 12/10/2039 •(k)	32,573	6,448

Home Equity Mortgage Loan Asset-Backed Trust
5.310% due 11/25/2036 •(k)	3,234	2,753
5.390% due 04/25/2037 •(k)	17,289	11,284
5.470% due 04/25/2037 •(k)	2,651	2,255

Hout Bay Corp.
4.422% due 07/05/2041 •	108,638	21,304
4.622% due 07/05/2041 •	4,871	0
4.752% due 07/05/2041 •	1,690	0

HSI Asset Securitization Corp. Trust
5.290% due 12/25/2036 •(k)	8,705	7,316
5.340% due 01/25/2037 •(k)	28,395	19,638
5.370% due 12/25/2036 •(k)	20,144	5,472
5.470% due 10/25/2036 •	6,594	2,680
5.490% due 12/25/2036 •	12,338	3,318

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
5.668% due 12/25/2031 ^«þ	467	202

IXIS Real Estate Capital Trust
6.125% due 09/25/2035 ^•(k)	2,700	2,678

JP Morgan Mortgage Acquisition Trust
5.310% due 08/25/2036 «•	6	2
5.340% due 03/25/2047 •	270	267
5.450% due 07/25/2036 •	1,340	600
5.462% due 09/25/2029 ^þ	2,606	1,631
5.470% due 07/25/2036 ^•	989	270
5.888% due 10/25/2036 ^þ(k)	7,140	4,465

KGS-Alpha SBA COOF Trust
1.047% due 04/25/2038 «~(a)	859	18

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042 (k)	3,240	2,685

Lehman ABS Mortgage Loan Trust
5.240% due 06/25/2037 •	3,435	2,208

Lehman XS Trust
4.328% due 05/25/2037 ^~(k)	6,669	5,498
6.670% due 06/24/2046 «þ	308	318

LendingPoint Pass-Through Trust
0.000% due 03/15/2028 «(g)	1,400	342
0.000% due 04/15/2028 «(g)	1,700	462

LoanCore Issuer Ltd.
8.231% due 07/15/2035 •(k)	2,705	2,471

Long Beach Mortgage Loan Trust
5.530% due 02/25/2036 •(k)	34,595	28,340
5.690% due 05/25/2046 •	8,200	2,621
5.855% due 11/25/2035 •(k)	56,093	51,495

Madison Park Funding Ltd.
0.000% due 07/27/2047 ~(k)	5,600	2,602

Margate Funding Ltd.
5.316% due 12/04/2044 •(k)	17,556	5,345

Marlette Funding Trust
0.000% due 07/16/2029 «(g)	16	1,264
0.000% due 09/17/2029 «(g)	35	2,798
0.000% due 03/15/2030 «(g)	33	1,169
0.000% due 09/16/2030 «(g)	9	371

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Asset-Backed Securities Trust
5.370% due 08/25/2036 •	$2,749	$1,076
5.450% due 03/25/2036 •(k)	5,232	3,185
5.490% due 06/25/2036 •(k)	3,954	3,454
5.510% due 02/25/2036 •(k)	6,138	2,495
5.630% due 06/25/2036 •	2,643	1,010
5.690% due 12/25/2035 •(k)	15,155	12,471
5.720% due 01/25/2036 •	184	179

Mid-State Trust
6.742% due 10/15/2040	2,763	2,698

Morgan Stanley ABS Capital, Inc. Trust
5.220% due 10/25/2036 •	1,415	615
5.250% due 11/25/2036 •	1,199	660
5.270% due 09/25/2036 •	3,261	1,221
5.290% due 10/25/2036 •(k)	7,358	3,201
5.300% due 11/25/2036 •(k)	13,073	7,201
5.370% due 10/25/2036 •	3,546	1,544
5.450% due 06/25/2036 •	5,179	2,872
5.450% due 09/25/2036 •	6,551	2,466
5.480% due 02/25/2037 •	4,530	2,189
6.185% due 01/25/2035 •(k)	6,376	5,210
7.100% due 05/25/2034 «•	415	409

Morgan Stanley Capital, Inc. Trust
5.510% due 03/25/2036 •	11	9

Morgan Stanley Home Equity Loan Trust
5.380% due 04/25/2037 •(k)	22,030	11,569

National Collegiate Commutation Trust
0.000% due 03/25/2038 •	135,200	41,104

New Century Home Equity Loan Trust
8.150% due 01/25/2033 ^•	248	212

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.430% due 07/25/2036 •(k)	3,500	2,856
5.810% due 10/25/2036 ^•	4,225	955

NovaStar Mortgage Funding Trust
5.490% due 11/25/2036 •	1,076	336

Oakwood Mortgage Investors, Inc.
5.423% due 06/15/2032 •	1	1
7.840% due 11/15/2029 ~	1,149	1,148
8.490% due 10/15/2030 ^	1,161	1,075

OCP CLO Ltd.
0.000% due 07/20/2032 ~	11	3,923

Option One Mortgage Loan Trust
5.280% due 07/25/2037 •(k)	21,390	13,746
5.290% due 01/25/2037 •	274	179
5.290% due 01/25/2037 •(k)	8,035	4,613
5.370% due 01/25/2037 •	1,639	941
5.400% due 03/25/2037 •	500	247
5.480% due 04/25/2037 •	2,042	1,023
5.662% due 01/25/2037 ^«þ	2	2

Orient Point CDO Ltd.
5.447% due 10/03/2045 •(k)	391,989	127,276

Ownit Mortgage Loan Trust
3.157% due 10/25/2035 þ	1,617	942

Palisades CDO Ltd.
6.223% due 07/22/2039 •(k)	6,700	2,797

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
7.025% due 10/25/2034 •	1,161	1,013
7.175% due 12/25/2034 •(k)	25,974	23,850

PRET LLC
3.721% due 07/25/2051 þ	1,200	987
3.844% due 07/25/2051 þ	2,900	2,360
3.967% due 09/25/2051 þ(k)	3,900	3,360
6.170% due 07/25/2051 þ	2,100	1,964
7.870% due 06/25/2052 þ	3,500	3,355

Putnam Structured Product Funding Ltd.
1.584% due 10/15/2038 •(k)	801	514

RAAC Trust
7.775% due 05/25/2046 •(k)	17,151	16,255

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ	3,152	897

Residential Asset Mortgage Products Trust
4.555% due 08/25/2033 «•	367	348
5.650% due 04/25/2034 •(k)	1,445	1,414
5.730% due 04/25/2034 •	585	579

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	81

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.200% due 04/25/2034 ^•		$1,041	$972
6.470% due 04/25/2034 ^•		1,738	1,619

Residential Asset Securities Corp. Trust
5.410% due 11/25/2036 •(k)		4,447	4,085
5.490% due 10/25/2036 •(k)		3,606	3,440
5.630% due 08/25/2036 •(k)		9,773	8,816
5.645% due 04/25/2036 •(k)		5,975	4,839
5.810% due 12/25/2035 •(k)		7,091	6,272

Rockford Tower CLO Ltd.
0.000% due 10/15/2029 ~(k)		11,667	2,890
0.000% due 10/20/2030 ~		4,967	2,006
0.000% due 10/20/2031 ~		4,967	1,990
0.000% due 04/20/2034 ~(k)		22,000	11,207

Saxon Asset Securities Trust
1.501% due 11/25/2035 •(k)		5,547	3,427
2.029% due 03/25/2035 •		5,096	2,888

Securitized Asset-Backed Receivables LLC Trust
5.380% due 02/25/2037 ^«•		227	97
5.430% due 07/25/2036 •(k)		12,585	10,166
5.470% due 07/25/2036 •		2,699	947
5.650% due 05/25/2036 •(k)		15,578	8,383
5.750% due 11/25/2035 •(k)		10,666	8,670
5.810% due 08/25/2035 ^•(k)		1,633	1,259
5.825% due 01/25/2035 •		6	6

Segovia European CLO DAC
0.000% due 04/15/2035 ~	EUR	1,400	694

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(g)(k)		$36	20,681

SLM Student Loan Trust
0.000% due 01/25/2042 «(g)		31	8,205

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(g)		8	2,490
0.000% due 09/15/2054 «(g)(k)		54,567	64,932
0.000% due 11/16/2054 «(g)		5	4,634
0.000% due 02/16/2055 «(g)		9	12,375
5.950% due 02/16/2055 (k)		11,206	10,439

SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (g)		31,475	3,013
0.000% due 07/25/2040 «(g)		157	1,651
0.000% due 09/25/2040 «(g)		14,219	1,730

Soloso CDO Ltd.
5.531% due 10/07/2037 •(k)		17,418	14,370

Soundview Home Loan Trust
5.300% due 06/25/2037 •		2,277	1,534
5.330% due 02/25/2037 •		7,058	2,028
5.410% due 02/25/2037 •		8,191	2,377
5.430% due 06/25/2037 •(k)		5,628	3,790
6.100% due 10/25/2037 •(k)		4,297	3,184
6.250% due 09/25/2037 •		1,764	1,380

South Coast Funding Ltd.
0.476% due 01/06/2041 •(k)		168,529	31,698
0.476% due 01/06/2041 •		48	9

Specialty Underwriting & Residential Finance Trust
3.700% due 02/25/2037 ^þ		2,525	986
3.746% due 06/25/2037 •		3,019	1,465
5.500% due 03/25/2037 •		295	166

Start Ltd.
4.089% due 03/15/2044		648	572

Structured Asset Securities Corp.
11.150% due 05/25/2032 ^•(k)		5,172	4,412

Taberna Preferred Funding Ltd.
5.666% due 05/05/2038 •(k)		2,256	2,120
5.706% due 08/05/2036 •		2,911	2,540
5.706% due 08/05/2036 ^•(k)		11,709	10,216

Talon Funding Ltd.
5.989% due 06/05/2035 •		676	135

Tropic CDO Ltd.
5.580% due 07/15/2036 •(k)		3,359	3,090

UCFC Home Equity Loan Trust
7.750% due 04/15/2030 «~		373	342

Verde CDO Ltd.
5.453% due 10/05/2045 •(k)		240,688	59,817

Total Asset-Backed Securities (Cost $1,866,436)			1,379,565

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.7%

Argentina Government International Bond
0.500% due 07/09/2030 þ		$31,687	$8,717
1.000% due 07/09/2029 (k)		5,302	1,733
1.450% due 08/13/2023	ARS	181,092	1,732
1.500% due 07/09/2035 þ		$35,144	10,113
1.500% due 07/09/2046 þ		230	69
3.500% due 07/09/2041 þ(k)		17,060	5,494
3.875% due 01/09/2038 þ(k)		76,360	26,985
15.500% due 10/17/2026	ARS	555,410	230

Autonomous City of Buenos Aires
95.645% (BADLARPP + 3.750%) due 02/22/2028 ~		155,766	309

Ecuador Government International Bond
5.500% due 07/31/2030 þ		$2,960	1,439

Ghana Government International Bond
6.375% due 02/11/2027 ^(d)(k)		4,477	1,943
7.875% due 02/11/2035 ^(d)(k)		5,412	2,368
8.750% due 03/11/2061 ^(d)(k)		1,500	626

Peru Government International Bond
5.350% due 08/12/2040	PEN	100	23
5.400% due 08/12/2034		1	0
6.150% due 08/12/2032		5	1
6.900% due 08/12/2037		15	4
6.950% due 08/12/2031		5	2

Provincia de Buenos Aires
88.734% due 04/12/2025	ARS	2,270,878	4,211

Russia Government International Bond
5.100% due 03/28/2035 ^(d)		$600	267
5.625% due 04/04/2042 ^(d)		10,200	6,955
5.875% due 09/16/2043 ^(d)		200	126

Turkiye Ihracat Kredi Bankasi AS
8.250% due 01/24/2024 (k)		1,400	1,399

Ukraine Government International Bond
4.375% due 01/27/2032 ^(d)	EUR	10,155	2,422
6.876% due 05/21/2031 ^(d)		$13,000	3,001

Venezuela Government International Bond
8.250% due 10/13/2024 ^(d)		136	13
9.250% due 09/15/2027 ^(d)		734	66

Total Sovereign Issues (Cost $167,489)			80,248

		SHARES
COMMON STOCKS 2.4%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (e)		4,853,248	6,649

iHeartMedia, Inc. ‘A’ (e)		2,021,190	7,357

Promotora de Informaciones SA (e)		4,079,279	1,692

			15,698

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment, Inc. (e)		2	0

Desarrolladora Homex SAB de CV (e)		719,113	1

Steinhoff CVR «(e)		299,163,087	0

Urbi Desarrollos Urbanos SAB de CV (e)		4,776	2

			3

ENERGY 0.0%

Axis Energy Services ‘A’ «(i)		17,105	514

Constellation Oil ‘B’ «(e)(i)		252,651	27

			541

	SHARES	MARKET VALUE (000S)
FINANCIALS 1.2%

ADLER Group SA «(e)	309,490	$164

Banca Monte dei Paschi di Siena SpA (e)	6,139,000	15,421

Intelsat Emergence SA «(e)(i)	1,751,422	40,283

UBS Group AG	12,342	249

		56,117

INDUSTRIALS 0.6%

Drillco Holding Lux SA «(e)	264,251	5,073

Mcdermott International Ltd. (e)	585,418	105

Syniverse Holdings, Inc. «(i)	17,396,719	16,010

Voyager Aviation Holdings LLC «(e)	16,278	0

Westmoreland Mining Holdings «(e)(i)	238,883	2,986

Westmoreland Mining Holdings «(e)	240,987	1,597

		25,771

REAL ESTATE 0.0%

ADLER Group SA	685,298	413

Stearns Holding LLC ‘B’ «(e)	59,964	0

		413

UTILITIES 0.3%

TexGen Power LLC «(e)(i)	450,094	12,603

Total Common Stocks (Cost $257,582)		111,146

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(e)	188,308	895

Total Rights (Cost $0)		895

WARRANTS 1.1%

FINANCIALS 0.0%

Guranteed Rate, Inc. - Exp. 12/31/2060 «	288	0

Intelsat Emergence SA - Exp. 02/17/2027 «	13,833	21

Intelsat Jackson Holdings SA - Exp. 12/05/2025 «	182,955	1,327

		1,348

INFORMATION TECHNOLOGY 1.1%

Windstream Holdings LLC - Exp. 9/21/2055 «	3,155,914	48,317

Total Warrants (Cost $68,646)		49,665

PREFERRED SECURITIES 3.4%

BANKING & FINANCE 0.0%

SVB Financial Group
4.000% due 05/15/2026 ^(d)(h)	1,600,000	116

FINANCIALS 2.9%

AGFC Capital Trust
7.010% (US0003M + 1.750%) due 01/15/2067 ~(k)	35,500,000	19,140

American AgCredit Corp.
5.250% due 06/15/2026 •(h)	10,000,000	8,904

82	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

	SHARES	MARKET VALUE (000S)

Capital Farm Credit ACA
5.000% due 03/15/2026 •(h)(k)	4,300,000	$3,993

Compeer Financial ACA
4.875% due 08/15/2026 •(h)(k)	1,900,000	1,717

OCP CLO Ltd.
0.000% due 04/26/2028 (g)	2,600	1,239

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(h)	93,550,000	94,911

SVB Financial Group
4.250% due 11/15/2026 ^(d)(h)	1,000,000	74
4.700% due 11/15/2031 ^(d)(h)	1,593,000	113

		130,091

INDUSTRIALS 0.5%

Voyager Aviation Holdings LLC «	97,668	23,548

Total Preferred Securities (Cost $199,380)		153,755

REAL ESTATE INVESTMENT TRUSTS 0.7%

REAL ESTATE 0.7%

CBL & Associates Properties, Inc.	17,153	378

Uniti Group, Inc.	1,591,211	7,351

VICI Properties, Inc.	711,293	22,356

Total Real Estate Investment Trusts (Cost $18,967)		30,085

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 10.4%

COMMERCIAL PAPER 0.3%

VW Credit, Inc.
5.430% due 08/01/2023		$14,200	$14,131

REPURCHASE AGREEMENTS (j) 8.6%
			391,856

SHORT-TERM NOTES 0.0%

Corestate Capital Holding SA
15.000% due 07/31/2023 «(i)	EUR	400	441

ARGENTINA TREASURY BILLS 0.1%
(20.541)% due 09/18/2023 - 11/23/2023 (f)(g)	ARS	2,217,493	5,362

U.S. TREASURY BILLS 1.4%
5.241% due 08/24/2023 - 09/14/2023 (f)(g)(k)(n)		$62,726	62,096

Total Short-Term Instruments (Cost $474,023)			473,886

Total Investments in Securities (Cost $9,252,566)			7,895,676

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.0%

COMMON STOCKS 2.0%

AFFILIATED INVESTMENTS 2.0%

Neiman Marcus Group Ltd. LLC «(e)(i)	602,840	$91,591

Sierra Hamilton Holder LLC «(e)(i)	30,337,712	3

Total Investments in Affiliates (Cost $27,066)		91,594

Total Investments 174.4% (Cost $9,279,632)		$7,987,270

Financial Derivative Instruments (l)(m) (0.5)% (Cost or Premiums, net $(10,550))		(23,160)

Other Assets and Liabilities, net (73.9)%		(3,385,628)

Net Assets 100.0%		$4,578,482

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Axis Energy Services ‘A’	07/01/2021	$252	$514	0.01%
Constellation Oil ‘B’	06/10/2022	27	27	0.00
Corestate Capital Holding SA 15.000% due 07/31/2023	12/06/2022	419	441	0.01
Intelsat Emergence SA	06/19/2017 - 02/23/2022	114,056	40,283	0.87
Neiman Marcus Group Ltd. LLC	09/25/2020	19,376	91,591	2.00
Preylock Reitman Santa Cruz Mezz LLC 10.841% due 11/09/2023	04/09/2018	37,127	36,697	0.80
Project Anfora Senior 5.927% due 10/01/2026	09/30/2019	37,294	36,619	0.80
Sierra Hamilton Holder LLC	07/31/2017	7,690	3	0.00

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	83

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Syniverse Holdings, Inc.	05/12/2022 - 05/31/2023	$17,090	$16,010	0.35%
TexGen Power LLC	07/20/2018	14,263	12,603	0.28
Westmoreland Mining Holdings	12/08/2014 - 03/26/2019	6,949	2,986	0.07

		$254,543	$237,774	5.19%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BPS	5.060%	07/03/2023	07/05/2023	$171,800	U.S. Treasury Inflation Protected Securities 0.750% due 07/15/2028	$(175,169)	$171,800	$171,800
	5.100	06/30/2023	07/03/2023	195,300	U.S. Treasury Inflation Protected Securities 0.875% due 01/15/2029	(199,634)	195,300	195,383
FICC	2.400	06/30/2023	07/03/2023	3,856	U.S. Treasury Notes 4.625% due 06/30/2025	(3,933)	3,856	3,856
MBC	5.160	06/30/2023	07/03/2023	20,900	U.S. Treasury Notes 1.875% due 02/15/2032	(21,532)	20,900	20,909

Total Repurchase Agreements						$(400,268)	$391,856	$391,948

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	(0.500)%	08/15/2022	TBD	(3)		$(703)	$(699)
BNY	5.850	01/17/2023	07/17/2023			(2,060)	(2,116)
	5.930	02/03/2023	08/03/2023			(57,141)	(58,553)
	5.935	02/06/2023	08/07/2023			(38,530)	(39,464)
	5.961	06/22/2023	10/10/2023			(7,055)	(7,068)
	6.171	04/20/2023	10/20/2023			(87,149)	(88,254)
	6.299	03/09/2023	09/08/2023			(30,217)	(30,831)
BOM	5.820	06/01/2023	09/01/2023			(3,657)	(3,676)
BOS	5.320	04/12/2023	07/11/2023			(6,891)	(6,974)
	5.840	05/19/2023	09/18/2023			(348)	(350)
	6.110	06/07/2023	10/06/2023			(17,878)	(17,956)
	6.110	06/16/2023	10/16/2023			(11,162)	(11,194)
	6.160	06/07/2023	10/06/2023			(14,826)	(14,891)
	6.210	06/16/2023	10/16/2023			(3,538)	(3,548)
	6.310	06/07/2023	10/06/2023			(4,398)	(4,417)
	6.360	06/05/2023	10/03/2023			(8,337)	(8,378)
BPS	0.000	05/10/2023	TBD	(3)	EUR	(2,401)	(2,619)
	3.580	04/14/2023	07/14/2023		EUR	(14,214)	(15,633)
	3.700	05/10/2023	TBD	(3)		(2,304)	(2,514)
	3.770	05/10/2023	08/10/2023			(9,820)	(10,776)
	3.800	06/08/2023	TBD	(3)		(2,541)	(2,780)
	3.940	05/12/2023	11/13/2023			(2,740)	(3,007)
	3.987	06/30/2023	08/30/2023			(20,042)	(21,877)
	5.500	06/21/2023	10/10/2023			$(4,014)	(4,022)
	5.504	06/02/2023	10/02/2023		GBP	(6,944)	(8,860)
	5.650	01/17/2023	10/17/2023			$(8,343)	(8,561)
	5.740	03/14/2023	07/14/2023			(79,939)	(81,316)
	5.748	07/03/2023	11/03/2023		GBP	(6,517)	(8,276)
	5.760	03/16/2023	07/17/2023			$(22,166)	(22,519)
	5.760	03/23/2023	07/21/2023			(2,024)	(2,055)
	5.790	03/01/2023	07/31/2023			(3,167)	(3,225)
	6.110	06/05/2023	11/30/2023			(3,274)	(3,290)
	6.310	04/13/2023	10/10/2023			(121,732)	(123,438)
	6.310	05/11/2023	11/08/2023			(18,291)	(18,461)
	6.310	06/05/2023	11/30/2023			(8,444)	(8,485)
	6.310	06/15/2023	10/10/2023			(40,719)	(40,847)
	6.310	06/22/2023	10/10/2023			(2,345)	(2,349)
	6.310	06/22/2023	12/20/2023			(8,881)	(8,898)
	6.350	06/21/2023	10/10/2023			(5,287)	(5,298)
	6.360	04/13/2023	10/10/2023			(3,192)	(3,237)
	6.410	04/13/2023	10/10/2023			(18,297)	(18,554)

84	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
	6.410%	06/22/2023	12/20/2023			$(1,877)	$(1,881)
	6.610	04/13/2023	10/10/2023			(6,442)	(6,532)
BRC	3.580	05/10/2023	TBD	(3)	EUR	(8,595)	(9,426)
	3.750	05/10/2023	TBD	(3)		(3,133)	(3,436)
	4.167	06/19/2023	09/19/2023			(4,527)	(4,948)
	4.350	05/05/2023	TBD	(3)		$(495)	(499)
	4.800	05/05/2023	TBD	(3)		(487)	(492)
	5.100	05/10/2023	08/10/2023		GBP	(579)	(740)
	5.350	05/05/2023	TBD	(3)		$(786)	(793)
	5.400	05/05/2023	TBD	(3)		(5,573)	(5,625)
	5.450	06/28/2023	TBD	(3)		(11,158)	(11,167)
	5.450	07/03/2023	TBD	(3)		(8,911)	(8,911)
	5.710	05/22/2023	08/18/2023			(2,918)	(2,938)
	5.750	05/05/2023	TBD	(3)		(47,117)	(47,561)
	5.928	06/05/2023	09/05/2023		GBP	(25,178)	(32,120)
	5.980	01/20/2023	07/20/2023			$(5,335)	(5,481)
	6.000	01/23/2023	07/24/2023			(16,501)	(16,944)
	6.010	02/03/2023	08/03/2023			(4,879)	(5,001)
	6.010	04/21/2023	08/03/2023			(1,686)	(1,707)
	6.015	02/07/2023	08/07/2023			(1,805)	(1,849)
	6.024	06/12/2023	12/12/2023		GBP	(8,690)	(11,075)
	6.030	01/20/2023	07/20/2023			$(26,860)	(27,598)
	6.040	04/14/2023	07/14/2023			(21,876)	(22,169)
	6.050	01/17/2023	07/19/2023			(21,418)	(22,019)
	6.060	02/03/2023	08/03/2023			(19,565)	(20,059)
	6.090	01/30/2023	08/30/2023			(29,665)	(30,438)
	6.090	02/10/2023	08/10/2023			(1,333)	(1,365)
	6.100	01/17/2023	07/19/2023			(9,101)	(9,358)
	6.110	02/14/2023	08/14/2023			(5,607)	(5,739)
	6.250	02/15/2023	09/15/2023			(33,724)	(34,532)
	6.270	02/28/2023	08/28/2023			(25,541)	(26,097)
	6.320	04/05/2023	10/02/2023			(5,434)	(5,519)
	6.360	06/06/2023	10/04/2023			(15,356)	(15,429)
	6.410	06/13/2023	10/11/2023			(14,424)	(14,475)
BYR	5.300	04/03/2023	09/27/2023			(11,588)	(11,751)
	5.560	03/30/2023	09/27/2023			(16,172)	(16,410)
	5.720	01/20/2023	08/03/2023			(15,227)	(15,603)
	5.760	01/19/2023	10/19/2023			(20,283)	(20,791)
	5.760	01/20/2023	10/19/2023			(7,356)	(7,539)
	5.770	03/23/2023	09/19/2023			(29,058)	(29,491)
	5.770	03/23/2023	09/20/2023			(11,668)	(11,855)
	5.770	03/24/2023	09/20/2023			(5,000)	(5,079)
	5.770	03/30/2023	09/20/2023			(8,585)	(8,713)
	5.780	04/18/2023	09/29/2023			(501)	(507)
	5.780	04/26/2023	10/23/2023			(911)	(921)
CDC	5.350	01/30/2023	07/28/2023			(6,638)	(6,790)
	5.370	02/13/2023	08/11/2023			(3,434)	(3,506)
	5.430	02/17/2023	08/16/2023			(992)	(1,013)
	5.530	04/05/2023	07/05/2023			(5,039)	(5,108)
	5.550	04/06/2023	07/05/2023			(78)	(79)
	5.560	01/30/2023	07/28/2023			(4,948)	(5,065)
	5.560	03/30/2023	07/28/2023			(2,478)	(2,514)
	5.570	03/30/2023	08/09/2023			(1,077)	(1,093)
	5.570	06/13/2023	08/09/2023			(1,701)	(1,706)
	5.630	02/13/2023	08/11/2023			(16,245)	(16,600)
	5.630	03/30/2023	08/11/2023			(1,508)	(1,530)
	5.630	04/04/2023	10/02/2023			(635)	(644)
	5.630	06/07/2023	08/11/2023			(606)	(608)
	5.640	02/07/2023	08/04/2023			(11,400)	(11,660)
	5.680	03/30/2023	08/16/2023			(13,631)	(13,835)
	5.880	05/17/2023	08/16/2023			(3,793)	(3,822)
	6.040	05/15/2023	08/15/2023			(7,852)	(7,916)
CDI	3.610	02/22/2023	08/22/2023		EUR	(5,065)	(5,599)
CEW	5.780	05/05/2023	TBD	(3)		$(690)	(697)
	5.800	05/05/2023	TBD	(3)		(1,505)	(1,520)
	5.830	05/05/2023	TBD	(3)		(457)	(462)
	5.900	05/05/2023	TBD	(3)		(6,221)	(6,282)
CIB	5.390	01/17/2023	07/17/2023			(615)	(631)
DBL	3.660	05/10/2023	TBD	(3)	EUR	(827)	(907)
	3.670	05/10/2023	TBD	(3)		(405)	(444)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	85

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
	5.871%	06/28/2023	08/31/2023			$(11,342)	$(11,351)
	5.971	06/28/2023	08/31/2023			(6,310)	(6,315)
	6.021	06/28/2023	08/31/2023			(3,699)	(3,702)
	6.271	06/28/2023	08/31/2023			(1,479)	(1,480)
	6.488	06/09/2023	08/10/2023			(4,438)	(4,457)
	6.578	07/03/2023	08/31/2023			(1,883)	(1,883)
	6.668	06/26/2023	08/25/2023			(12,144)	(12,159)
	6.688	06/09/2023	08/10/2023			(84,356)	(84,733)
	6.699	06/12/2023	08/11/2023			(7,106)	(7,134)
	6.738	06/09/2023	08/10/2023			(7,058)	(7,090)
	6.749	06/12/2023	08/11/2023			(8,400)	(8,433)
	6.778	07/03/2023	08/31/2023			(15,130)	(15,130)
	6.838	06/09/2023	08/10/2023			(42,777)	(42,972)
	6.878	07/03/2023	08/31/2023			(8,684)	(8,684)
	6.978	07/03/2023	08/31/2023			(3,313)	(3,313)
IND	3.840	06/12/2023	09/12/2023		EUR	(899)	(983)
	3.870	06/12/2023	09/12/2023			(1,703)	(1,862)
	5.230	02/01/2023	08/01/2023			$(1,393)	(1,424)
	5.230	06/22/2023	08/01/2023			(3,595)	(3,601)
	5.300	04/03/2023	08/03/2023			(2,993)	(3,033)
	5.330	02/01/2023	08/01/2023			(7,863)	(8,040)
	5.330	03/30/2023	07/31/2023			(776)	(787)
	5.440	06/16/2023	09/18/2023		GBP	(826)	(1,052)
	5.460	03/07/2023	07/07/2023			$(6,987)	(7,112)
	5.460	03/30/2023	07/07/2023			(4,280)	(4,342)
	5.480	03/07/2023	07/07/2023			(6,876)	(7,000)
	5.540	03/07/2023	07/07/2023			(4,913)	(5,003)
	5.890	06/02/2023	09/01/2023			(47,081)	(47,320)
JML	3.000	05/10/2023	TBD	(3)	EUR	(8,386)	(9,194)
	3.600	05/10/2023	08/10/2023			(1,442)	(1,582)
	3.650	05/10/2023	08/10/2023			(26,820)	(29,425)
	3.695	06/05/2023	08/07/2023			(17,073)	(18,683)
	3.790	06/05/2023	09/05/2023			(49,551)	(54,228)
	3.867	06/16/2023	09/18/2023			(8,918)	(9,749)
	5.450	05/05/2023	07/28/2023			$(8,149)	(8,221)
	5.500	05/05/2023	07/28/2023			(27,476)	(27,724)
	5.560	06/14/2023	07/06/2023			(1,449)	(1,453)
	6.152	06/29/2023	09/29/2023		GBP	(4,050)	(5,146)
	6.252	06/29/2023	09/29/2023			(7,614)	(9,677)
JPS	6.060	04/05/2023	10/02/2023			(6,845)	(6,945)
	6.070	04/06/2023	10/02/2023			(6,176)	(6,266)
	6.080	06/05/2023	12/04/2023			(23,257)	(23,367)
	6.110	04/05/2023	10/02/2023			(8,235)	(8,356)
	6.130	06/05/2023	12/04/2023			(14,040)	(14,107)
	6.170	06/15/2023	12/04/2023			(4,068)	(4,081)
	6.230	06/30/2023	12/26/2023			(1,341)	(1,342)
	6.260	05/02/2023	10/30/2023			(23,710)	(23,965)
	6.260	07/03/2023	01/02/2024			(2,878)	(2,878)
	6.280	06/28/2023	12/26/2023			(1,620)	(1,621)
	6.280	06/30/2023	12/26/2023			(3,067)	(3,069)
	6.287	02/14/2023	10/12/2023			(5,363)	(5,494)
	6.287	06/20/2023	10/12/2023			(13,108)	(13,138)
	6.310	07/03/2023	01/02/2024			(6,264)	(6,264)
	6.430	07/03/2023	01/02/2024			(1,169)	(1,169)
	6.460	07/03/2023	01/02/2024			(5,193)	(5,193)
	6.480	07/03/2023	01/02/2024			(14,296)	(14,296)
	6.520	06/15/2023	12/04/2023			(7,124)	(7,147)
	6.550	06/21/2023	12/04/2023			(17,910)	(17,949)
	6.570	06/15/2023	12/04/2023			(2,939)	(2,947)
	6.580	06/28/2023	12/26/2023			(1,119)	(1,120)
	6.630	06/28/2023	12/26/2023			(5,029)	(5,033)
	6.660	07/03/2023	01/02/2024			(1,110)	(1,110)
	6.710	07/03/2023	01/02/2024			(2,307)	(2,307)
MBC	5.560	06/15/2023	09/15/2023		GBP	(10,407)	(13,254)
	5.610	06/15/2023	09/15/2023			(6,489)	(8,264)
MEI	3.914	05/18/2023	09/18/2023		EUR	(821)	(900)
	5.430	06/19/2023	09/19/2023		GBP	(17,575)	(22,366)
	5.680	06/19/2023	09/19/2023			(2,983)	(3,797)
	5.840	05/19/2023	09/18/2023			$(11,785)	(11,871)
MSB	5.433	06/12/2023	12/12/2023		GBP	(17,237)	(21,960)

86	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
	5.523%	06/12/2023	12/12/2023		GBP	(9,636)	$(12,277)
	5.538	06/26/2023	10/26/2023			(1,465)	(1,863)
	6.310	05/15/2023	11/13/2023			$(5,547)	(5,595)
	6.310	05/23/2023	11/20/2023			(21,742)	(21,898)
	6.310	05/30/2023	11/30/2023			(31,117)	(31,304)
	6.310	06/15/2023	12/15/2023			(2,819)	(2,828)
	6.360	05/30/2023	11/30/2023			(16,023)	(16,119)
	6.360	06/07/2023	12/07/2023			(14,955)	(15,024)
	6.360	06/15/2023	12/15/2023			(24,837)	(24,916)
	6.410	05/30/2023	11/30/2023			(32,878)	(33,075)
MYI	0.500	05/19/2023	TBD	(3)	EUR	(473)	(517)
MZF	6.340	05/24/2023	11/22/2023			$(1,670)	(1,682)
	6.490	06/07/2023	12/07/2023			(14,781)	(14,851)
	6.490	06/14/2023	12/12/2023			(790)	(793)
	6.490	06/21/2023	12/21/2023			(36,761)	(36,840)
NOM	5.900	06/08/2023	07/10/2023			(263)	(264)
	5.950	05/05/2023	TBD	(3)		(15,986)	(16,142)
RBC	6.110	06/12/2023	10/12/2023			(3,104)	(3,115)
	6.160	06/14/2023	08/14/2023			(2,496)	(2,505)
	6.310	06/14/2023	08/14/2023			(10,053)	(10,087)
	6.510	05/08/2023	11/08/2023			(2,142)	(2,164)
	6.810	06/16/2023	10/16/2023			(70,804)	(71,031)
RCE	2.550	05/10/2023	TBD	(3)	EUR	(4,398)	(4,823)
	3.500	05/10/2023	TBD	(3)		(910)	(998)
	3.550	05/10/2023	TBD	(3)		(20,169)	(22,118)
	3.700	05/10/2023	TBD	(3)		(21,040)	(23,073)
	4.437	06/30/2023	10/30/2023			(2,978)	(3,251)
RCY	5.400	01/17/2023	07/17/2023			$(10,173)	(10,428)
	5.450	04/06/2023	10/06/2023			(7,312)	(7,410)
	5.660	02/17/2023	09/18/2023			(1,744)	(1,781)
	5.700	06/20/2023	08/21/2023			(4,036)	(4,045)
RDR	5.540	06/12/2023	07/12/2023			(711)	(713)
	5.550	06/02/2023	08/02/2023			(1,505)	(1,512)
	5.550	06/15/2023	08/02/2023			(1,889)	(1,895)
RTA	5.775	03/23/2023	07/24/2023			(13,942)	(13,958)
	5.790	06/12/2023	10/12/2023			(26,947)	(27,038)
	5.810	06/27/2023	10/27/2023			(20,704)	(20,724)
	6.070	04/03/2023	07/03/2023			(5,512)	(5,597)
	6.200	06/29/2023	10/30/2023			(7,799)	(7,805)
	6.210	05/03/2023	11/03/2023			(30,687)	(31,013)
	6.250	06/02/2023	10/02/2023			(7,874)	(7,916)
	6.250	07/03/2023	10/31/2023			(7,757)	(7,757)
	6.260	05/03/2023	11/03/2023			(9,808)	(9,912)
	6.260	06/29/2023	10/30/2023			(9,894)	(9,901)
	6.270	06/05/2023	10/05/2023			(12,011)	(12,069)
	6.290	05/12/2023	11/13/2023			(6,972)	(7,036)
	6.300	06/02/2023	10/02/2023			(6,917)	(6,955)
	6.300	07/03/2023	10/31/2023			(6,800)	(6,800)
	6.310	05/03/2023	11/03/2023			(43,125)	(43,584)
	6.310	05/18/2023	11/17/2023			(5,570)	(5,615)
	6.310	07/03/2023	10/02/2023			(5,761)	(5,761)
	6.350	06/05/2023	10/05/2023			(2,638)	(2,651)
	6.400	06/05/2023	10/05/2023			(5,216)	(5,241)
	6.410	05/12/2023	11/13/2023			(2,673)	(2,697)
	6.480	06/05/2023	10/05/2023			(884)	(888)
SBI	6.360	04/18/2023	10/17/2023			(27,085)	(27,444)
	6.410	04/18/2023	10/17/2023			(24,192)	(24,513)
	6.460	04/18/2023	10/17/2023			(13,131)	(13,305)
SOG	3.700	06/14/2023	08/14/2023		EUR	(2,462)	(2,692)
	3.995	06/23/2023	08/23/2023			(1,836)	(2,006)
	5.480	01/24/2023	07/24/2023			$(866)	(887)
	5.490	01/27/2023	07/27/2023			(2,172)	(2,224)
	5.520	01/30/2023	07/28/2023			(9,288)	(9,508)
	5.520	02/02/2023	08/02/2023			(6,021)	(6,160)
	5.520	07/03/2023	07/28/2023			(2,195)	(2,195)
	5.580	05/15/2023	07/28/2023			(4,117)	(4,148)
	5.620	04/12/2023	10/12/2023			(20,793)	(21,059)
	5.620	06/08/2023	10/12/2023			(1,490)	(1,496)
	5.630	01/31/2023	07/31/2023			(1,681)	(1,722)
	5.670	03/10/2023	07/10/2023			(3,753)	(3,814)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	87

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
	5.670%	03/14/2023	07/14/2023			$(14,337)	$(14,565)
	5.670	03/15/2023	07/14/2023			(5,258)	(5,342)
	5.690	02/17/2023	08/17/2023			(2,160)	(2,206)
	5.750	02/22/2023	08/22/2023			(18,994)	(19,392)
	5.770	05/15/2023	11/15/2023			(7,257)	(7,314)
	5.780	02/06/2023	08/03/2023			(1,087)	(1,111)
	5.780	03/30/2023	08/03/2023			(19,610)	(19,896)
	5.780	06/28/2023	08/03/2023			(1,054)	(1,055)
	6.078	01/27/2023	07/27/2023			(9,519)	(9,771)
	6.160	03/31/2023	09/29/2023			(1,836)	(1,864)
	6.240	05/25/2023	10/25/2023			(4,224)	(4,252)
	6.310	03/29/2023	09/29/2023			(10,072)	(10,239)
	6.310	03/31/2023	09/29/2023			(5,913)	(6,007)
	6.310	07/03/2023	12/29/2023			(15,896)	(15,896)
	6.340	04/06/2023	10/06/2023			(3,866)	(3,925)
	6.360	03/29/2023	09/29/2023			(16,932)	(17,214)
	6.360	05/03/2023	11/02/2023			(42,533)	(42,990)
	6.360	05/10/2023	11/10/2023			(10,836)	(10,939)
	6.360	07/03/2023	12/29/2023			(17,684)	(17,684)
	6.410	05/10/2023	11/10/2023			(16,615)	(16,775)
TDM	5.250	05/05/2023	TBD	(3)		(1,017)	(1,025)
UBS	3.600	06/08/2023	TBD	(3)	EUR	(11,198)	(12,249)
	3.826	06/08/2023	09/08/2023			(6,837)	(7,480)
	4.028	06/15/2023	09/15/2023			(13,387)	(14,638)
	4.097	06/19/2023	09/19/2023			(4,830)	(5,279)
	4.100	06/21/2023	TBD	(3)		(23,445)	(25,619)
	4.118	06/23/2023	09/25/2023			(330)	(360)
	4.178	06/15/2023	09/15/2023			(4,954)	(5,417)
	5.492	06/15/2023	09/15/2023		GBP	(2,193)	(2,792)
	5.550	02/03/2023	08/03/2023			$(11,610)	(11,878)
	5.590	02/03/2023	08/03/2023			(15,278)	(15,634)
	5.620	04/13/2023	07/12/2023			(42)	(43)
	5.650	01/30/2023	07/28/2023			(1,782)	(1,825)
	5.650	04/17/2023	07/17/2023			(24,332)	(24,626)
	5.750	04/19/2023	10/19/2023			(1,245)	(1,260)
	5.790	06/02/2023	08/31/2023			(2,630)	(2,643)
	5.910	02/06/2023	08/04/2023			(3,682)	(3,770)
	5.960	02/06/2023	08/04/2023			(14,942)	(15,306)
	6.060	01/27/2023	07/27/2023			(27,533)	(28,261)
	6.060	02/06/2023	08/04/2023			(2,158)	(2,211)
	6.080	02/01/2023	08/01/2023			(15,552)	(15,951)
	6.110	02/06/2023	08/04/2023			(1,130)	(1,158)
	6.160	02/06/2023	08/04/2023			(1,813)	(1,859)
	6.170	01/30/2023	07/28/2023			(44,020)	(45,182)
	6.220	04/13/2023	07/12/2023			(10,179)	(10,322)
	6.230	04/06/2023	10/06/2023			(25,371)	(25,757)
	6.250	07/03/2023	01/05/2024			(24,352)	(24,352)
	6.260	01/17/2023	10/17/2023			(15,264)	(15,707)
	6.360	06/16/2023	08/16/2023			(4,000)	(4,012)
	6.365	03/31/2023	09/26/2023			(4,593)	(4,670)
	6.610	06/06/2023	03/06/2024			(13,838)	(13,906)
	6.670	06/30/2023	01/04/2024			(6,530)	(6,534)
	6.670	07/03/2023	01/05/2024			(9,685)	(9,685)
WFS	5.800	06/29/2023	09/13/2023			(24,666)	(24,682)
	5.850	06/13/2023	09/13/2023			(21,803)	(21,874)

Total Reverse Repurchase Agreements							$(3,526,365)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(699)	$0	$(699)	$0	$(699)
BNY	0	(226,286)	0	(226,286)	289,658	63,372

88	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
BOM	$0	$(3,676)	$0	$(3,676)	$4,488	$812
BOS	0	(67,708)	0	(67,708)	83,019	15,311
BPS	367,183	(439,310)	0	(72,127)	156,829	84,702
BRC	0	(405,510)	0	(405,510)	539,274	133,764
BYR	0	(128,660)	0	(128,660)	151,288	22,628
CDC	0	(83,489)	0	(83,489)	98,134	14,645
CDI	0	(5,599)	0	(5,599)	5,816	217
CEW	0	(8,961)	0	(8,961)	10,574	1,613
CIB	0	(631)	0	(631)	626	(5)
DBL	0	(220,187)	0	(220,187)	276,126	55,939
FICC	3,856	0	0	3,856	(3,933)	(77)
IND	0	(91,559)	0	(91,559)	106,348	14,789
JML	0	(175,082)	0	(175,082)	203,828	28,746
JPS	0	(179,164)	0	(179,164)	176,384	(2,780)
MBC	20,909	(21,518)	0	(609)	4,510	3,901
MEI	0	(38,934)	0	(38,934)	48,184	9,250
MSB	0	(186,859)	0	(186,859)	255,747	68,888
MYI	0	(517)	0	(517)	506	(11)
MZF	0	(54,166)	0	(54,166)	73,111	18,945
NOM	0	(16,406)	0	(16,406)	21,736	5,330
RBC	0	(88,902)	0	(88,902)	147,648	58,746
RCE	0	(54,263)	0	(54,263)	55,232	969
RCY	0	(23,664)	0	(23,664)	26,386	2,722
RDR	0	(4,120)	0	(4,120)	4,104	(16)
RTA	0	(240,918)	0	(240,918)	286,390	45,473
SBI	0	(65,262)	0	(65,262)	88,610	23,348
SOG	0	(286,348)	0	(286,348)	317,347	30,999
TDM	0	(1,025)	0	(1,025)	1,014	(11)
UBS	0	(360,386)	0	(360,386)	416,841	56,455
WFS	0	(46,556)	0	(46,556)	52,711	6,155

Total Borrowings and Other Financing Transactions	$391,948	$(3,526,365)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(249,772)	$(344,340)	$(293,256)	$(887,368)
Convertible Bonds & Notes	0	(5,597)	0	(16,142)	(21,739)
U.S. Government Agencies	0	(11,059)	(33,845)	(21,582)	(66,486)
Non-Agency Mortgage-Backed Securities	0	(180,145)	(420,974)	(881,167)	(1,482,286)
Asset-Backed Securities	0	(19,076)	(287,354)	(441,968)	(748,398)
Sovereign Issues	0	(35,945)	0	(10,057)	(46,002)
Preferred Securities	0	(5,108)	(89,285)	(10,148)	(104,541)

Total Borrowings	$0	$(506,702)	$(1,175,798)	$(1,674,320)	$(3,356,820)

Payable for reverse repurchase agreements (5)					$(3,356,820)

(k)	Securities with an aggregate market value of $4,274,818 and cash of $37,601 have been pledged as collateral under the terms of the above master agreements as of June 30, 2023.

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended June 30, 2023 was $(3,250,884) at a weighted average interest rate of 4.210%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(169,545) is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	89

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	179	$(42,351)	$1,199	$0	$(15)
3-Month SOFR Active Contract December Futures	03/2025	93	(22,314)	415	9	0
3-Month SOFR Active Contract December Futures	03/2026	102	(24,616)	334	3	0
3-Month SOFR Active Contract June Futures	09/2024	117	(27,858)	688	2	0
3-Month SOFR Active Contract June Futures	09/2025	94	(22,645)	346	6	0
3-Month SOFR Active Contract March Futures	06/2024	155	(36,768)	996	0	(10)
3-Month SOFR Active Contract March Futures	06/2025	85	(20,445)	340	7	0
3-Month SOFR Active Contract March Futures	06/2026	95	(22,939)	294	2	0
3-Month SOFR Active Contract September Futures	12/2024	108	(25,820)	555	9	0
3-Month SOFR Active Contract September Futures	12/2025	76	(18,327)	262	3	0

Total Futures Contracts				$5,429	$41	$(25)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Variation Margin
										Asset	Liability
Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	4.659%	EUR	600	$38	$(31)	$7	$4	$0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	5.190		12,613	637	(690)	(53)	131	0

							$675	$(721)	$(46)	$135	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2030	GBP	27,000	$335	$8,950	$9,285	$178	$0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		28,300	(2,278)	21,926	19,648	185	0
Pay	1-Day USD-SOFR Compounded-OIS	0.000	Quarterly	09/15/2023	$	16,600	0	(237)	(237)	0	(7)
Pay	1-Day USD-SOFR Compounded-OIS	0.000	Quarterly	09/16/2023		1,800	0	(26)	(26)	0	(1)
Pay (5)	1-Day USD-SOFR Compounded-OIS	2.750	Maturity	12/19/2023		30,600	(37)	(184)	(221)	2	0
Pay (5)	1-Day USD-SOFR Compounded-OIS	1.750	Maturity	12/21/2023		152,800	298	(1,774)	(1,476)	9	0
Receive (5)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		189,000	(13)	4,484	4,471	0	(33)
Receive (5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		94,800	10	2,214	2,224	0	(25)
Receive (5)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		15,100	7	544	551	1	0
Pay (5)	1-Day USD-SOFR Compounded-OIS	0.500	Semi-Annual	06/16/2026		184,100	(2,392)	(16,519)	(18,911)	89	0
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	12/15/2026		11,200	21	(1,402)	(1,381)	2	0
Pay (5)	1-Day USD-SOFR Compounded-OIS	0.660	Semi-Annual	12/21/2026		483,000	62	(53,708)	(53,646)	244	0
Pay (5)	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/21/2026		303,000	2,991	(26,881)	(23,890)	158	0
Receive (5)	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	02/15/2027		13,450	(2)	1,314	1,312	0	(6)
Pay (5)	1-Day USD-SOFR Compounded-OIS	1.600	Semi-Annual	02/15/2027		53,800	(133)	(4,703)	(4,836)	25	0
Pay (5)	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	06/21/2027		209,400	(6,804)	(12,966)	(19,770)	50	0
Pay (5)	1-Day USD-SOFR Compounded-OIS	3.700	Annual	12/05/2027		864,600	(534)	(3,644)	(4,178)	253	0
Pay (5)	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	12/20/2027		91,250	554	(6,435)	(5,881)	27	0
Pay (5)	1-Day USD-SOFR Compounded-OIS	0.500	Semi-Annual	06/16/2028		660	(31)	(70)	(101)	0	0
Pay (5)	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	06/20/2028		8,200	(269)	(377)	(646)	4	0
Pay (5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		170,600	1,578	(1,038)	540	104	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		249,900	(25,675)	(2,681)	(28,356)	180	0
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Annual	12/15/2031		98,500	(2,199)	18,888	16,689	0	(148)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		16,600	(225)	2,802	2,577	0	(26)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2032		88,000	10,651	1,593	12,244	0	(174)
Receive	1-Day USD-SOFR Compounded-OIS	3.850	Annual	12/21/2038		108,200	418	(4,619)	(4,201)	0	(524)
Receive (5)	1-Day USD-SOFR Compounded-OIS	2.750	Semi-Annual	03/20/2043		1,300	(4)	170	166	0	(8)
Receive	1-Day USD-SOFR Compounded-OIS	2.750	Semi-Annual	12/16/2045		1,800	(17)	269	252	0	(13)
Receive (5)	1-Day USD-SOFR Compounded-OIS	2.750	Semi-Annual	12/16/2045		2,000	(27)	289	262	0	(14)
Receive (5)	1-Day USD-SOFR Compounded-OIS	2.500	Semi-Annual	06/20/2048		3,100	256	276	532	0	(24)
Receive (5)	1-Day USD-SOFR Compounded-OIS	2.250	Semi-Annual	03/12/2050		20,500	(367)	4,795	4,428	0	(165)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		68,000	16,788	1,399	18,187	0	(575)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		45,800	11,031	1,932	12,963	0	(395)
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/21/2052		92,160	786	(5,558)	(4,772)	0	(943)
Pay	1-Year BRL-CDI	11.140	Maturity	01/02/2025	BRL	7,800	0	(28)	(28)	2	0

90	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	11.160%	Maturity	01/02/2025	BRL	5,200	$0	$(18)	$(18)	$1	$0
Pay	1-Year BRL-CDI	11.350	Maturity	01/02/2025		6,400	0	(16)	(16)	2	0
Pay	1-Year BRL-CDI	12.000	Maturity	01/02/2025		17,400	0	6	6	4	0
Pay	1-Year BRL-CDI	12.080	Maturity	01/02/2025		28,900	0	21	21	7	0
Pay	1-Year BRL-CDI	12.140	Maturity	01/02/2025		14,600	0	15	15	4	0
Pay	1-Year BRL-CDI	12.145	Maturity	01/02/2025		14,300	0	15	15	3	0
Pay	1-Year BRL-CDI	12.160	Maturity	01/02/2025		29,100	0	32	32	7	0
Pay	1-Year BRL-CDI	11.220	Maturity	01/04/2027		9,400	0	19	19	8	0
Pay	1-Year BRL-CDI	11.245	Maturity	01/04/2027		4,700	0	10	10	4	0
Pay	1-Year BRL-CDI	11.260	Maturity	01/04/2027		4,700	0	11	11	4	0
Pay	1-Year BRL-CDI	11.700	Maturity	01/04/2027		2,400	0	12	12	2	0
Pay	1-Year BRL-CDI	11.715	Maturity	01/04/2027		10,500	0	55	55	9	0
Receive	1-Year BRL-CDI	11.788	Maturity	01/04/2027		599,100	0	(3,731)	(3,731)	0	(509)
Pay	1-Year BRL-CDI	11.870	Maturity	01/04/2027		25,100	0	156	156	21	0
Pay	1-Year BRL-CDI	12.015	Maturity	01/04/2027		437,000	0	3,115	3,115	373	0
Receive	3-Month USD-LIBOR	1.360	Semi-Annual	08/15/2023	$	13,450	0	95	95	4	0
Pay	3-Month USD-LIBOR	1.600	Semi-Annual	08/15/2023		53,800	0	(316)	(316)	0	(17)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	09/12/2023		20,500	0	65	65	6	0
Receive	3-Month USD-LIBOR	0.000	Quarterly	09/15/2023		16,600	0	241	241	8	0
Receive	3-Month USD-LIBOR	0.000	Quarterly	09/16/2023		1,800	0	26	26	1	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	09/16/2023		184,760	0	(2,471)	(2,471)	0	(78)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	09/16/2023		2,000	0	15	15	0	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	09/19/2023		30,600	0	(223)	(223)	0	(7)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	09/20/2023		8,200	0	(71)	(71)	0	(2)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	09/20/2023		88,150	0	(704)	(704)	0	(22)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	09/20/2023		1,300	0	1	1	0	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	09/21/2023		209,400	0	(2,210)	(2,210)	0	(70)
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	09/21/2023		455,800	0	(4,519)	(4,519)	0	(144)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	20,400	373	4,134	4,507	102	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		1,200	(1)	241	240	6	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		2,500	139	1,088	1,227	12	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		500	(16)	234	218	3	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		34,600	2,992	12,629	15,621	179	0
Receive (5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		143,700	1,990	5,839	7,829	29	0
Receive (5)	6-Month EUR-EURIBOR	2.500	Annual	09/20/2053		13,800	80	(40)	40	97	0
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	63,800	0	71	71	0	0
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024		32,100	0	36	36	0	0
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024		11,300	0	12	12	0	0
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027		7,600	0	3	3	1	0
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027		4,700	0	0	0	0	0
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032		2,300	9	(4)	5	0	0
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032		9,500	39	(18)	21	0	(1)
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032		2,400	0	(5)	(5)	0	0
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032		5,600	0	(12)	(12)	0	0

							$10,384	$(57,166)	$(46,782)	$2,410	$(3,931)

Total Swap Agreements							$11,059	$(57,887)	$(46,828)	$2,545	$(3,931)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$41	$2,545	$2,586	$0	$(25)	$(3,931)	$(3,956)

Cash of $72,093 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2023.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	91

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2023	EUR	4,662		$4,993	$0	$(94)
	07/2023	MXN	613,173		33,307	0	(2,427)
	07/2023		$6,723	EUR	6,256	103	0
	08/2023	AUD	444		$300	4	0
	09/2023		$83	IDR	1,249,606	0	0

BPS	07/2023	BRL	2,192		$455	0	(3)
	07/2023	CZK	7,161		333	4	0
	07/2023	EUR	7,983		8,733	22	0
	07/2023	GBP	2,238		2,847	4	0
	07/2023		$452	BRL	2,192	6	0
	07/2023		6,259	EUR	5,730	0	(7)
	07/2023		1,980	GBP	1,558	0	(1)
	08/2023	BRL	2,192		$450	0	(6)
	08/2023	CNH	13,821		2,000	93	0
	08/2023		$9	CNY	58	0	0
	08/2023		6,341	EUR	5,838	38	0
	09/2023		5,082	IDR	76,372,105	9	0
	09/2023	ZAR	31,868		$1,759	77	0

BRC	07/2023	GBP	5,856		7,455	18	0
	09/2023	IDR	134,047		9	0	0
	09/2023		$1,907	ZAR	33,679	0	(130)

CBK	07/2023	CZK	6,320		$293	3	0
	07/2023	GBP	8,172		10,439	60	0
	07/2023	PEN	10,007		2,756	0	(3)
	07/2023		$4,350	EUR	3,999	17	(3)
	07/2023		2,576	PEN	10,007	183	0
	08/2023	CAD	7,595		$5,695	0	(41)
	08/2023	CNH	22		3	0	0
	08/2023	GBP	7,671		9,696	0	(48)

DUB	07/2023	BRL	62,263		11,491	0	(1,512)
	07/2023	PEN	10,007		2,736	0	(22)
	07/2023		$12,920	BRL	62,263	84	0
	07/2023		5,490	PEN	20,014	26	0

GLM	08/2023	CHF	41		$46	0	0
	10/2023		$22,902	MXN	402,050	138	0

JPM	07/2023	GBP	1,558		$1,970	0	(9)
	07/2023		$697,144	EUR	638,469	0	(447)
	08/2023	CAD	12,485		$9,338	0	(92)
	08/2023	CHF	61		70	1	0
	08/2023	CNH	11,094		1,605	74	0
	08/2023	EUR	638,469		698,119	467	0
	08/2023	HUF	112,971		324	0	(3)
	08/2023		$9	CNY	62	0	(1)
	08/2023		1,970	GBP	1,558	9	0
	09/2023	IDR	244,381		$16	0	0
	09/2023	PEN	6,773		1,839	0	(16)
	09/2023		$35	IDR	522,728	0	0
	09/2023		24	INR	1,956	0	0
	10/2023		12,947	MXN	227,319	80	0

MBC	07/2023	EUR	33,798		$36,512	62	(430)
	07/2023	GBP	174,996		216,631	0	(5,614)
	07/2023		$1,337	GBP	1,046	0	(9)

MYI	07/2023	EUR	5,837		$6,315	0	(54)
	07/2023	IDR	329,404		22	0	0
	07/2023		$3,439	EUR	3,179	30	0
	07/2023		31,001	GBP	25,011	763	0
	07/2023		22	IDR	329,404	0	0
	09/2023		2,783		41,569,251	0	(13)

92	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
NGF	08/2023	CNH	16,959		$2,471	$130	$0

RBC	07/2023	MXN	3,334		173	0	(21)
	08/2023		$303	MXN	5,258	1	0

RYL	07/2023		56,823	EUR	52,946	952	0
	09/2023		328	ZAR	5,644	0	(30)

SCX	07/2023		2,279	GBP	1,813	24	0
	08/2023	CNH	5,258		$764	39	0
	09/2023	IDR	242,006,774		16,276	144	0
	09/2023		$8,596	IDR	128,796,555	1	(12)
	09/2023		15	INR	1,224	0	0
	09/2023	ZAR	5,644		$322	24	0

SOG	07/2023	EUR	650,119		699,359	0	(10,051)
	07/2023		$1,488	PLN	6,411	87	0
	09/2023	ZAR	101,290		$5,756	411	0

SSB	07/2023	PEN	10,007		2,744	0	(14)
	07/2023		$11,959	BRL	60,072	587	0
	08/2023		2,740	PEN	10,007	12	0

TOR	07/2023	EUR	8,180		$8,917	0	(9)
	07/2023		$207,623	GBP	163,392	0	(115)
	08/2023	GBP	163,392		$207,668	118	0
	08/2023	HUF	71,555		204	0	(3)

UAG	09/2023		$5,674	ZAR	99,479	0	(425)

Total Forward Foreign Currency Contracts						$4,905	$(21,665)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
										Asset	Liability
DUB	Eskom «	4.650%	Quarterly	06/30/2029	0.031%	$	22,100	$0	$952	$952	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION
(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
									Asset	Liability
FBF	ABX.HE.AA.6-2 Index «	0.170%	Monthly	05/25/2046	$	22,708	$(20,211)	$14,311	$0	$(5,900)

GST	ABX.HE.AA.6-1 Index «	0.320	Monthly	07/25/2045		4,833	(962)	626	0	(336)
	ABX.HE.PENAAA.7-1 Index «	0.090	Monthly	08/25/2037		1,468	(461)	241	0	(220)

							$(21,634)	$15,178	$0	$(6,456)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
MYC	Receive	United States Treasury Inflation Indexed Bonds «	N/A	0.000%	Maturity	01/28/2036	CNY	59,900	$25	$(428)	$0	$(403)

TOTAL RETURN SWAPS ON LOAN PARTICIPATIONS AND ASSIGNMENTS

Counterparty	Pay/Receive	Underlying Reference	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	AP Core Holdings II, LLC	1-Month USD-LIBOR	Quarterly	07/31/2023	$ 225	$0	$0	$0	$0

BPS	Pay	AP Core Holdings II, LLC	1-Month USD-LIBOR	Quarterly	07/31/2023	240	0	444	444	0

BPS	Pay	PUG LLC	1-Month USD-LIBOR	Quarterly	07/31/2023	2,381	0	243	243	0

BPS	Pay	Team Health Holdings, Inc.	1-Month USD-LIBOR	Quarterly	07/31/2023	2,487	0	(41)	0	(41)

BPS	Pay	Veritas US Inc.	1-Month USD-LIBOR	Quarterly	07/31/2023	5,625	0	231	231	0

							$0	$877	$918	$(41)

Total Swap Agreements							$(21,609)	$16,579	$1,870	$(6,900)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	93

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (6)
BOA	$107	$0	$0	$107	$(2,521)	$0	$0	$(2,521)	$(2,414)	$2,487	$73
BPS	253	0	918	1,171	(17)	0	(41)	(58)	1,113	(2,580)	(1,467)
BRC	18	0	0	18	(130)	0	0	(130)	(112)	0	(112)
CBK	263	0	0	263	(95)	0	0	(95)	168	(365)	(197)
DUB	110	0	952	1,062	(1,534)	0	0	(1,534)	(472)	600	128
FBF	0	0	0	0	0	0	(5,900)	(5,900)	(5,900)	4,617	(1,283)
GLM	138	0	0	138	0	0	0	0	138	(70)	68
GST	0	0	0	0	0	0	(556)	(556)	(556)	776	220
JPM	631	0	0	631	(568)	0	0	(568)	63	0	63
MBC	62	0	0	62	(6,053)	0	0	(6,053)	(5,991)	4,784	(1,207)
MYC	0	0	0	0	0	0	(403)	(403)	(403)	313	(90)
MYI	793	0	0	793	(67)	0	0	(67)	726	(553)	173
NGF	130	0	0	130	0	0	0	0	130	0	130
RBC	1	0	0	1	(21)	0	0	(21)	(20)	12	(8)
RYL	952	0	0	952	(30)	0	0	(30)	922	(980)	(58)
SCX	232	0	0	232	(12)	0	0	(12)	220	(300)	(80)
SOG	498	0	0	498	(10,051)	0	0	(10,051)	(9,553)	6,883	(2,670)
SSB	599	0	0	599	(14)	0	0	(14)	585	(627)	(42)
TOR	118	0	0	118	(127)	0	0	(127)	(9)	0	(9)
UAG	0	0	0	0	(425)	0	0	(425)	(425)	267	(158)

Total Over the Counter	$4,905	$0	$1,870	$6,775	$(21,665)	$0	$(6,900)	$(28,565)

(n)
Securities with an aggregate market value of $20,739 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2023.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

94	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$41	$41
Swap Agreements	0	135	0	0	2,410	2,545

	$0	$135	$0	$0	$2,451	$2,586

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,905	$0	$4,905
Swap Agreements	0	1,870	0	0	0	1,870

	$0	$1,870	$0	$4,905	$0	$6,775

	$0	$2,005	$0	$4,905	$2,451	$9,361

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$25	$25
Swap Agreements	0	0	0	0	3,931	3,931

	$0	$0	$0	$0	$3,956	$3,956

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,665	$0	$21,665
Swap Agreements	0	6,497	403	0	0	6,900

	$0	$6,497	$403	$21,665	$0	$28,565

	$0	$6,497	$403	$21,665	$3,956	$32,521

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$3,099	$0	$0	$75,790	$78,889

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,747	$0	$12,747
Swap Agreements	0	1,244	582	0	39	1,865

	$0	$1,244	$582	$12,747	$39	$14,612

	$0	$4,343	$582	$12,747	$75,829	$93,501

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5,430	$5,430
Swap Agreements	0	5,979	0	0	(86,941)	(80,962)

	$0	$5,979	$0	$0	$(81,511)	$(75,532)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(31,522)	$0	$(31,522)
Swap Agreements	0	728	(427)	0	(509)	(208)

	$0	$728	$(427)	$(31,522)	$(509)	$(31,730)

	$0	$6,707	$(427)	$(31,522)	$(82,020)	$(107,262)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	95

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,132,364	$668,961	$1,801,325
Corporate Bonds & Notes
Banking & Finance	0	447,732	2,435	450,167
Industrials	0	770,459	1,919	772,378
Utilities	0	184,148	0	184,148
Convertible Bonds & Notes
Banking & Finance	0	8,445	0	8,445
Industrials	0	22,882	0	22,882
Municipal Bonds & Notes
Michigan	0	2,376	0	2,376
Puerto Rico	0	69,128	0	69,128
West Virginia	0	33,610	0	33,610
U.S. Government Agencies	0	86,137	0	86,137
Non-Agency Mortgage-Backed Securities	0	2,171,016	14,819	2,185,835
Asset-Backed Securities	0	1,199,035	180,530	1,379,565
Sovereign Issues	0	80,248	0	80,248
Common Stocks
Communication Services	15,698	0	0	15,698
Consumer Discretionary	3	0	0	3
Energy	0	0	541	541
Financials	15,670	0	40,447	56,117
Industrials	0	105	25,666	25,771
Real Estate	413	0	0	413
Utilities	0	0	12,603	12,603
Rights
Financials	0	0	895	895
Warrants
Financials	0	0	1,348	1,348
Information Technology	0	0	48,317	48,317
Preferred Securities
Banking & Finance	0	116	0	116
Financials	0	130,091	0	130,091
Industrials	0	0	23,548	23,548

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Real Estate Investment Trusts
Real Estate	$30,085	$0	$0	$30,085
Short-Term Instruments
Commercial Paper	0	14,131	0	14,131
Repurchase Agreements	0	391,856	0	391,856
Short-Term Notes	0	0	441	441
Argentina Treasury Bills	0	5,362	0	5,362
U.S. Treasury Bills	0	62,096	0	62,096

	$61,869	$6,811,337	$1,022,470	$7,895,676

Investments in Affiliates, at Value
Common Stocks
Affiliated Investments	0	0	91,594	91,594

Total Investments	$61,869	$6,811,337	$1,114,064	$7,987,270

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,586	0	2,586
Over the counter	0	5,823	952	6,775

	$0	$8,409	$952	$9,361

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(3,956)	0	(3,956)
Over the counter	0	(21,706)	(6,859)	(28,565)

	$0	$(25,662)	$(6,859)	$(32,521)

Total Financial Derivative Instruments	$0	$(17,253)	$(5,907)	$(23,160)

Totals	$61,869	$6,794,084	$1,108,157	$7,964,110

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2023:

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2023 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$560,306	$460,331	$(226,297)	$6,359	$(61,682)	$20,271	$28,000	$(118,327)	$668,961	$(5,379)
Corporate Bonds & Notes
Banking & Finance	40,468	2,381	(39,204)	2	2,904	(4,116)	0	0	2,435	52
Industrials	258,893	4,535	(508)	962	(16)	(22,438)	0	(239,509)	1,919	(63)
Non-Agency Mortgage-Backed Securities	9,526	0	(5,047)	2	(204)	371	10,171	0	14,819	122
Asset-Backed Securities	303,604	1,598	(25,258)	660	(26,680)	(72,467)	2,427	(3,354)	180,530	(88,290)
Common Stocks
Energy	280	0	0	0	0	261	0	0	541	261
Financials	49,040	0	0	0	0	(8,593)	0	0	40,447	(8,593)
Industrials	15,352	8,953	(1,868)	0	(59)	3,415	0	(127)	25,666	1,753
Materials	2,646	0	(2,897)	0	2,897	(2,646)	0	0	0	0
Utilities	11,252	0	0	0	0	1,351	0	0	12,603	1,350
Rights
Financials	895	0	0	0	0	0	0	0	895	0
Warrants
Financials	951	0	0	0	0	397	0	0	1,348	397
Industrials	1,682	0	(339)	0	339	(1,682)	0	0	0	0
Information Technology	67,297	0	0	0	0	(18,980)	0	0	48,317	(18,979)

96	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2023 (2)
Preferred Securities
Industrials	$132,091	$0	$(121,967)	$0	$69,836	$(56,412)	$0	$0	$23,548	$(5,982)
Utilities	33,921	0	(33,577)	0	(2,561)	2,217	0	0	0	0
Short-Term Instruments
Short-Term Notes	0	419	0	0	0	22	0	0	441	22

	$1,488,204	$478,217	$(456,962)	$7,985	$(15,226)	$(159,029)	$40,598	$(361,317)	$1,022,470	$(123,329)

Investments in Affiliates
Common Stocks
Affiliated Investments	$104,203	$0	$0	$0	$0	$(12,609)	$0	$0	$91,594	$(12,609)

Financial Derivative Instruments - Assets
Over the counter	$0	$0	$0	$0	$0	$952	$0	$0	$952	$952

Financial Derivative Instruments - Liabilities
Over the counter	$605	$0	$0	$0	$0	$(1,002)	$(6,462)	$0	$(6,859)	$(1,002)

Totals	$1,593,012	$478,217	$(456,962)	$7,985	$(15,226)	$(171,688)	$34,136	$(361,317)	$1,108,157	$(135,998)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$96,157	Comparable Multiple	EBITDA Multiple	X	11.000	—
	698	Comparable Multiple	Revenue Multiple	X	0.675	—
	166,937	Discounted Cash Flow	Discounted Rate		6.540-14.587	10.042
	42,212	Discounted Cash Flow	Discounted Spread		8.250	—
	154	Discounted Cash Flow	Discounted Cash Flow		15.420	—
	8	Expected Recovery	Price Recovery Rate		100.000	—
	72,174	Expect Recovery Valuation	Comparable Bond Price		60.000	—
	851	Indicative Market Quotation	Price		7.123	—
	10,785	Other Valuation Techniques (3)	—		—	—
	30,591	Proxy Pricing	Base Price		100.000-100.523	100.285
	55,501	Recent Transaction	Price		98.000	—
	88,197	Recent Transaction	Purchase Price		97.500-100.000	99.494
	21,232	Reference Instruments	Third Party Vendor		42.000	—
	83,464	Third Party Vendor	Broker Quote		90.750-98.750	96.269
Corporate Bonds & Notes
Banking & Finance	2,435	Other Valuation Techniques (3)	—		—	—
Industrials	1,919	Discounted Cash Flow	Discount Rate		5.913	—
Non-Agency Mortgage-Backed Securities	4,648	Discounted Cash Flow	Discount Rate		9.250	—
	8,285	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
	1,886	Proxy Pricing	Base Price		92.173	—
Asset-Backed Securities	178,085	Discounted Cash Flow	Discount Rate		10.000-25.000	16.244
	18	Expected Recovery	Discount Rate		2.080	—
	2,427	Fair Valuation of Odd Lot Positions	Adjustment Factor		2.500	—
Common Stocks
Energy	27	Comparable Multiple	EBITDA Multiple	X	6.600	—
	514	Comparable Multiple	LTM EBITDA Multiple	X	3.300	—
Financials	40,282	Indicative Market Quotation	Broker Quote		$23.000	—
	165	Option Pricing Model	Volatility		56.314	—
Industrials	16,010	Discounted Cash Flow	Discount Rate		14.975	—
	2,986	Indicative Market Quotation	Broker Quote		$19.500	—
	5,073	Other Valuation Techniques (3)	—		—	—
	1,597	Recent Transaction	Purchase Price		$6.625	—
Utilities	12,603	Indicative Market Quotation	Broker Quote		$28.000	—
Rights
Financials	895	Indicative Market Quotation	Broker Quote		$4.750	—
Warrants
Financials	1,348	Indicative Market Quotation	Broker Quote		$0.750-7.250	7.161
Information Technology	48,317	Comparable Multiple	EBITDA Multiple	X	4.590	—

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	97

Consolidated Schedule of Investments	PIMCO Dynamic Income Fund	(Cont.)	June 30, 2023

Category and Subcategory	Ending Balance at 06/30/2023	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
					Input Value(s)		Weighted Average
Preferred Securities
Industrials	$23,548	Comparable Multiple/ Discounted Cash Flow	Book Value Multiple/ Discount Rate	X/%	0.350/27.749		—
Short-Term Instruments
Short-Term Notes	441	Proxy Pricing	Base Price		100.868		—

Investments in Affiliates
Common Stocks
Consumer Discretionary	91,591	Comparable Multiple/ Discounted Cash Flow	LTM Revenue Forward EBITDA/ Discount Rate	X/X/%	0.550/6.010/9.750		—
Industrials	3	Expected Recovery	Price		0.000	(4)	—

Financial Derivative Instruments - Assets
Over the counter	952	Indicative Market Quotation	Broker Quote		3.092		—

Financial Derivative Instruments - Liabilities
Over the counter	(403)	Indicative Market Quotation	Broker Quote		(4.884)		—
	(6,456)	Other Valuation Techniques (3)	—		—		—

Total	$1,108,157

(1)
Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.
(4)	Input Value is 0.0001.

98	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	June 30, 2023

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 171.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 41.2%

AP Core Holdings LLC
10.717% due 09/01/2027		$2,668	$2,576

Carnival Corp.
7.168% (EUR001M + 3.750%) due 06/30/2025 ~	EUR	276	300

Comexposium
4.969% (EUR012M + 4.000%) due 03/28/2026 ~		21,515	20,190

Cromwell EREIT Lux Finco SARL
4.761% (EUR003M + 1.500%) due 11/21/2024 «~		6,800	6,961

Diamond Sports Group LLC
13.064% due 05/25/2026		$19,161	14,832

Envision Healthcare Corp.
16.070% due 04/29/2027		24,285	28,959
16.695% due 04/28/2028 «		56,805	42,972

Espai Barca Fondo De Titulizacion
TBD% due 05/31/2028 «	EUR	7,400	7,994

Gateway Casinos & Entertainment Ltd.
13.050% due 10/18/2027	CAD	10,011	7,562
13.221% due 10/15/2027		$45,888	45,917

Gibson Brands, Inc.
10.248% (LIBOR03M + 5.000%) due 08/11/2028 ~		6,206	5,026

Incora
TBD% - 13.725% due 03/01/2024 «µ		20,573	20,573

Instant Brands Holdings, Inc.
TBD% (LIBOR03M + 0.000%) due 04/12/2028 ^~(c)		18,105	3,944
15.217% due 12/12/2023 «		7,038	6,510

Intelsat Jackson Holdings SA
9.443% due 02/01/2029		12,084	12,051

LifeMiles Ltd.
10.514% (LIBOR03M + 5.250%) due 08/30/2026 «~		6,220	6,142

Market Bidco Ltd.
8.991% due 11/04/2027	GBP	22,078	24,639

NAC Aviation 29 DAC
7.501% due 06/30/2026		$19,821	17,630

Obol France 3 SAS
8.040% (EUR001M + 4.750%) due 12/31/2025 ~	EUR	7,000	6,995

Oi SA
TBD% - 14.000% due 09/07/2024 µ		$12,430	12,430
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		29,964	2,166

Poseidon Bidco SASU
8.848% (EUR003M + 5.250%) due 07/14/2028 «~	EUR	9,500	10,159

Profrac Services LLC
12.753% due 03/04/2025		$11,257	11,300

Project Quasar Pledgco SLU
6.578% (EUR001M + 3.250%) due 03/15/2026 «~	EUR	10,074	10,586

Promotora de Informaciones SA
8.439% (EUR003M + 5.220%) due 12/31/2026 ~		29,650	30,467

Promotora de Informaciones SA (6.189% Cash and 5.000% PIK)
11.189% (EUR003M + 2.970%) due 06/30/2027 «~(b)		5,330	5,293

Quantum Bidco Ltd.
9.879% due 01/29/2028	GBP	20,000	22,873

Republic of Cote d’lvoire
7.985% (EUR006M + 5.000%) due 03/19/2027 «~	EUR	800	851

SCUR-Alpha 1503 GmbH
8.918% - 9.087% (EUR001M + 5.500%) due 03/29/2030 ~		5,200	5,425
10.602% due 03/28/2030		$7,980	7,571

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Softbank Vision Fund
5.000% due 12/21/2025 «		$25,857	$24,205

Steenbok Lux Finco 2 SARL
10.000% due 06/30/2026 «	EUR	71,680	45,829

Sunseeker
TBD% - 10.872% (LIBOR06M + 5.500%) due 10/31/2028 «~		$22,100	20,941

Syniverse Holdings, Inc.
12.242% due 05/13/2027		47,746	43,912

Team Health Holdings, Inc.
7.943% (LIBOR01M + 2.750%) due 02/06/2024 ~		10,311	9,170

Telemar Norte Leste SA
1.750% (LIBOR06M + 1.750%) due 02/26/2035 ~		3,866	280
1.750% due 02/26/2035		2,363	171

U.S. Renal Care, Inc.
10.193% (LIBOR01M + 5.000%) due 06/26/2026 ~		30,176	14,158
10.193% (LIBOR01M + 5.500%) due 06/26/2026 ~		5,590	2,622

Viad Corp.
10.217% due 07/30/2028		1,104	1,077

Windstream Services LLC
9.202% due 02/23/2027 «		16,810	16,390

Total Loan Participations and Assignments (Cost $654,350)			579,649

CORPORATE BONDS & NOTES 36.2%

BANKING & FINANCE 14.1%

ADLER Real Estate AG
3.000% due 04/27/2026	EUR	15,900	13,501

Agps Bondco PLC
4.625% due 01/14/2026 ^(c)		13,000	5,535
5.000% due 04/27/2027 ^(c)		1,800	697
6.000% due 08/05/2025 ^(c)		3,800	1,814

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026		20,927	20,337
2.625% due 04/28/2025		7,000	7,171
7.677% due 01/18/2028 •		6,500	5,977
8.000% due 01/22/2030 •		1,603	1,573
10.500% due 07/23/2029		16,766	18,195

Claveau Re Ltd.
22.523% (T-BILL 3MO + 17.250%) due 07/08/2028 ~(k)		$3,400	1,666

Corsair International Ltd.
7.772% due 01/28/2027 •	EUR	1,700	1,846
8.122% due 01/28/2029 •		1,100	1,191

Credit Suisse AG AT1 Claim ^		$800	32

Fairfax India Holdings Corp.
5.000% due 02/26/2028 (k)		18,350	15,873

FloodSmart Re Ltd.
18.858% (T-BILL 3MO + 13.000%) due 03/01/2024 ~ (k)		3,920	3,685
22.608% (T-BILL 3MO + 16.750%) due 03/01/2024 ~ (k)		1,120	926

Hestia Re Ltd.
14.768% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		2,347	2,030

Jefferson Capital Holdings LLC
6.000% due 08/15/2026 (k)		4,680	3,808

Sanders Re Ltd.
17.018% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		4,164	3,917

SVB Financial Group
1.800% due 02/02/2031 ^(c)		3,175	2,019
2.100% due 05/15/2028 ^(c)		400	272
3.125% due 06/05/2030 ^(c)		500	330
3.500% due 01/29/2025 ^(c)		200	145

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.345% due 04/29/2028 ^(c)		$1,300	$912
4.570% due 04/29/2033 ^(c)		4,000	2,685

UBS Group AG
2.250% due 06/09/2028 •	GBP	100	105
3.091% due 05/14/2032 •(k)		$500	405
4.194% due 04/01/2031 • (k)		500	445
6.537% due 08/12/2033 •(k)		250	256
7.750% due 03/01/2029 •	EUR	400	484

Uniti Group LP
6.000% due 01/15/2030 (k)		$21,202	14,385
6.500% due 02/15/2029 (k)		26,904	19,067
10.500% due 02/15/2028 (k)		6,343	6,298

Veraison Re Ltd.
17.278% (T-BILL 1MO + 12.000%) due 03/10/2031 ~		1,600	1,703

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 (k)		49,287	38,937

			198,222

INDUSTRIALS 19.9%

Altice Financing SA
5.750% due 08/15/2029 (k)		5,253	4,075

American Airlines Pass-Through Trust
3.700% due 04/01/2028 (k)		1,931	1,739

Carvana Co.
10.250% due 05/01/2030		7,400	5,839

CGG SA
7.750% due 04/01/2027	EUR	3,800	3,487
8.750% due 04/01/2027 (k)		$19,353	16,230

DISH DBS Corp.
5.250% due 12/01/2026 (k)		5,630	4,527

DISH Network Corp.
11.750% due 11/15/2027(k)		7,400	7,230

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (k)		48,922	44,659

Iris Holdings, Inc. (8.750% Cash or 9.500% PIK)
8.750% due 02/15/2026 (b)(k)		18,158	17,300

Market Bidco Finco PLC
4.750% due 11/04/2027	EUR	2,300	2,027

Newfold Digital Holdings Group, Inc.
6.000% due 02/15/2029(k)		$10,800	8,117

Times Square Hotel Trust
8.528% due 08/01/2026		402	397

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		250	230

U.S. Renal Care, Inc.
10.625% due 07/15/2027		20,402	5,202

Vale SA
3.202% due 12/29/2049 ~(h)	BRL	340,000	21,824

Veritas US, Inc.
7.500% due 09/01/2025(k)		$22,099	17,963

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 ^(b)(c)		83,934	76,380

Windstream Escrow LLC
7.750% due 08/15/2028(k)		51,680	42,945

			280,171

UTILITIES 2.2%

Adler Financing SARL
12.500% due 06/30/2025(k)	EUR	5,980	6,698

Eskom Holdings SOC Ltd.
6.750% due 08/06/2023		$4,200	4,188

Gazprom PJSC via Gaz Finance PLC
3.000% due 06/29/2027		200	145

NGD Holdings BV
6.750% due 12/31/2026		1,113	818

Oi SA
10.000% due 07/27/2025 ^(c)		64,741	4,681

Pacific Gas & Electric Co.
4.450% due 04/15/2042(k)		448	340

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	99

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Peru LNG SRL
5.375% due 03/22/2030		$16,625	$13,397

			30,267

Total Corporate Bonds & Notes (Cost $645,961)			508,660

CONVERTIBLE BONDS & NOTES 1.8%

BANKING & FINANCE 1.6%

Corestate Capital Holding SA
1.375% due 07/31/2023 ^(c)	EUR	7,300	1,159

PennyMac Corp.
5.500% due 03/15/2026 (k)		$24,225	21,621

			22,780

INDUSTRIALS 0.2%

DISH Network Corp.
3.375% due 08/15/2026 (k)		3,700	1,896

Total Convertible Bonds & Notes (Cost $36,581)			24,676

MUNICIPAL BONDS & NOTES 1.8%

PUERTO RICO 1.6%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043(k)		17,178	8,675
0.000% due 11/01/2051		29,682	13,935

			22,610

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)		25,000	2,364

Total Municipal Bonds & Notes (Cost $27,075)			24,974

U.S. GOVERNMENT AGENCIES 1.8%

Fannie Mae
2.500% due 04/25/2049 - 02/25/2050 (a)(k)		22,833	3,047
3.000% due 12/25/2032 - 01/25/2051 (a)(k)		13,049	1,995
3.500% due 05/25/2030 (a)(k)		4,537	288
4.000% due 09/25/2051 (a)(k)		25,065	5,468
4.500% due 07/25/2045 (a)(k)		2,446	485
5.000% due 08/25/2043 (a)(k)		2,736	528

Freddie Mac
0.807% due 07/15/2042 •(a)(k)		1,885	169
1.007% due 03/15/2043 - 11/15/2047 •(a)(k)		9,144	646
2.000% due 11/25/2050 - 01/25/2051 (a)(k)		19,394	1,735
3.000% due 11/25/2050 - 09/25/2051 (a)(k)		46,723	6,801
3.500% due 04/25/2041 (a)(k)		9,003	1,160
4.000% due 11/25/2048 - 06/25/2051 (a)(k)		14,744	2,792
4.500% due 12/25/2050 (a)(k)		4,461	776

Total U.S. Government Agencies (Cost $24,782)			25,890

NON-AGENCY MORTGAGE-BACKED SECURITIES 53.7%

280 Park Avenue Mortgage Trust
8.009% due 09/15/2034 •(k)		4,750	3,961

Ashford Hospitality Trust
7.419% due 04/15/2035 •(k)		2,500	2,404
8.419% due 04/15/2035 •(k)		8,700	8,290

Atrium Hotel Portfolio Trust
8.493% due 12/15/2036 •(k)		1,111	981
8.843% due 06/15/2035 •(k)		11,037	10,293

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Austin Fairmont Hotel Trust
7.443% due 09/15/2032 •(k)	$4,900	$4,806

Banc of America Funding Trust
2.697% due 09/26/2036 ~(k)	4,471	3,267
5.390% due 06/26/2036 •(k)	3,356	2,714
5.750% due 05/26/2036 «	330	219

Barclays Commercial Mortgage Securities Trust
3.811% due 02/15/2053 ~(k)	15,650	10,437
8.743% due 07/15/2037 •(k)	4,278	4,046

Barclays Commercial Real Estate Trust
4.715% due 08/10/2033 ~(k)	16,650	12,432

Bear Stearns Commercial Mortgage Securities Trust
5.566% due 01/12/2045 ~	42	40

Beast Mortgage Trust
8.643% due 03/15/2036 •(k)	5,750	4,151
9.643% due 03/15/2036 •(k)	7,125	4,878

Beneria Cowen & Pritzer Collateral Funding Corp.
7.685% due 06/15/2038 •(k)	10,000	7,919
8.831% due 06/15/2038 •(k)	5,000	3,677

Braemar Hotels & Resorts Trust
7.718% due 06/15/2035 •(k)	7,900	7,189

Citigroup Commercial Mortgage Trust
3.635% due 05/10/2035 ~(k)	1,300	1,097
3.917% due 12/15/2072 ~(k)	4,600	2,582
8.118% due 12/15/2036 •(k)	8,811	8,428

Citigroup Mortgage Loan Trust
3.938% due 08/25/2036 ~(k)	1,386	1,225

Colony Mortgage Capital Ltd.
7.982% due 11/15/2038 •(k)	15,000	13,811

Commercial Mortgage Trust
6.593% due 06/15/2034 •(k)	2,300	2,027
6.843% due 06/15/2034 •(k)	4,950	4,267
7.687% due 06/15/2034 •(k)	7,400	5,702

Connecticut Avenue Securities Trust
7.817% due 12/25/2041 •(k)	4,300	4,188

Countrywide Alternative Loan Trust
6.250% due 12/25/2036(k)	4,586	2,089

Credit Suisse Mortgage Capital Trust
3.987% due 01/25/2060	8,144	5,638
8.493% due 07/15/2032 •(k)	19,982	18,216

CRSNT Commercial Mortgage Trust
8.700% due 04/15/2036 •(k)	7,000	5,843

DBWF Mortgage Trust
8.264% due 12/19/2030 •(k)	29,075	28,409

Deutsche Mortgage & Asset Receiving Corp.
3.746% due 11/27/2036 •(k)	6,337	5,464

DOLP Trust
0.665% due 05/10/2041 ~(a)(k)	309,500	11,763
3.704% due 05/10/2041 ~(k)	32,400	15,612

DROP Mortgage Trust
7.943% due 10/15/2043 •(k)	5,500	4,714

Extended Stay America Trust
8.894% due 07/15/2038 •(k)	18,118	17,272

Freddie Mac
8.817% due 02/25/2042 •(k)	8,400	8,466
9.817% due 02/25/2042 •(k)	2,600	2,594
10.567% due 01/25/2034 •(k)	4,000	3,626
12.567% due 10/25/2041 •(k)	22,000	21,978
13.567% due 02/25/2042 •(k)	1,200	1,206

GCT Commercial Mortgage Trust
8.543% due 02/15/2038 •(k)	49,700	22,802

Greenwood Park CLO Ltd.
0.000% due 10/20/2030 «	13,000	89
0.000% due 04/15/2031 «	27,000	188

GS Mortgage Securities Corp. Trust
7.743% due 11/15/2032 •(k)	10,782	10,426

GS Mortgage-Backed Securities Corp. Trust
0.000% due 12/25/2060 ~	178	167
0.000% due 12/25/2060 ~(a)	178,489	6,244
0.165% due 12/25/2060 ~(a)	155,974	1,068
3.827% due 12/25/2060 ~(k)	34,468	19,355

Hawaii Hotel Trust
7.943% due 05/15/2038 •(k)	34,720	33,757
7.943% due 05/15/2038	5,000	4,861

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hilton Orlando Trust
8.093% due 12/15/2034 •(k)		$6,953	$6,788

HPLY Trust
8.343% due 11/15/2036 •(k)		1,676	1,587

JP Morgan Alternative Loan Trust
5.430% due 03/25/2037 •(k)		14,915	14,888

JP Morgan Chase Commercial Mortgage Securities Trust
7.493% due 02/15/2035 •(k)		1,310	1,250
7.663% due 07/05/2033 •(k)		5,012	4,381
8.013% due 07/05/2033 •(k)		10,000	8,550
8.293% due 03/15/2036 •(k)		25,550	20,110
9.043% due 03/15/2036 •(k)		9,500	7,199

JP Morgan Resecuritization Trust
3.769% due 12/27/2046 •(k)		12,810	10,514

Lehman XS Trust
5.750% due 08/25/2037 •(k)		22,623	19,130

Mill City Mortgage Loan Trust
0.000% due 04/25/2057 ~		147,373	3,311
0.000% due 04/25/2057 ~(a)		147,373	560
0.000% due 11/25/2058 ~(a)		124,201	553
0.000% due 11/25/2058 ~		124,201	321
3.888% due 11/25/2058 ~(k)		16,205	8,928
3.905% due 04/25/2057 ~(k)		19,586	12,262

Morgan Stanley Capital Trust
7.437% due 12/15/2036 •(k)		4,294	1,791
7.518% due 11/15/2034 •(k)		5,370	5,101
8.468% due 11/15/2034 •(k)		3,357	3,142

Morgan Stanley Re-REMIC Trust
2.643% due 03/26/2037 þ(k)		3,178	3,040

MRCD Mortgage Trust
2.718% due 12/15/2036(k)		28,715	20,307

Natixis Commercial Mortgage Securities Trust
3.917% due 11/15/2032 ~(k)		15,192	9,914
7.593% due 11/15/2034 •(k)		6,000	5,645

New Orleans Hotel Trust
7.882% due 04/15/2032 •(k)		7,491	7,001

New Residential Mortgage Loan Trust
3.528% due 07/25/2055 ~(k)		1,242	895
4.008% due 07/25/2059 ~(k)		5,000	3,085
4.328% due 07/25/2055 ~(k)		1,000	730

New York Mortgage Trust
5.250% due 07/25/2062 þ(k)		27,559	25,907

PMT Credit Risk Transfer Trust
8.078% due 02/27/2024 •(k)		16,670	16,315

Residential Accredit Loans, Inc. Trust
5.570% due 06/25/2037 •		874	740

Seasoned Credit Risk Transfer Trust
3.561% due 05/25/2057 ~(k)		17,750	6,084
4.250% due 09/25/2060(k)		7,547	6,513
4.250% due 03/25/2061 ~(k)		3,263	2,581
4.750% due 10/25/2058 ~(k)		2,360	2,122
13.916% due 11/25/2060 ~(k)		5,548	4,241
14.094% due 09/25/2060 ~(k)		4,234	3,032

SFO Commercial Mortgage Trust
8.093% due 05/15/2038 •(k)		18,000	13,184
8.843% due 05/15/2038 •(k)		8,000	5,513

Tharaldson Hotel Portfolio Trust
8.671% due 11/11/2034 •(k)		5,025	4,837

Trinity Square PLC
0.000% due 07/15/2059 (f)	GBP	10,853	31,238
7.966% due 07/15/2059 •		10,843	13,505
8.966% due 07/15/2059 •		5,421	6,763
9.466% due 07/15/2059 •		9,153	11,605

VASA Trust
8.343% due 07/15/2039 •(k)		$10,000	6,892
9.093% due 07/15/2039 •(k)		7,000	3,790

Verus Securitization Trust
3.195% due 10/25/2063 ~(k)		1,800	1,376

Waikiki Beach Hotel Trust
7.223% due 12/15/2033 •(k)		3,000	2,888
7.873% due 12/15/2033 •(k)		5,000	4,692

WaMu Mortgage Pass-Through Certificates Trust
4.786% due 07/25/2047 •(k)		2,206	1,799
6.200% due 12/25/2045 •(k)		12,853	11,264

100	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Mortgage-Backed Securities Trust
4.478% due 10/25/2036 ~(k)	$249	$232

Total Non-Agency Mortgage-Backed Securities (Cost $916,303)		754,974

ASSET-BACKED SECURITIES 20.9%

Aames Mortgage Investment Trust
7.850% due 01/25/2035 • (k)	5,000	3,418

ACE Securities Corp. Home Equity Loan Trust
5.525% due 08/25/2036 • (k)	24,208	18,109

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
6.950% due 07/25/2035 • (k)	7,500	5,866

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
5.840% due 01/25/2036 • (k)	16,376	13,521

Asset-Backed Securities Corp. Home Equity Loan Trust
5.380% due 05/25/2037 • (k)	8,317	5,711

Ayresome CDO Ltd.
5.883% due 12/08/2045 • (k)	25,992	8,220

Bear Stearns Asset-Backed Securities Trust
4.595% due 01/25/2037 • (k)	6,306	5,462

BSPRT Issuer Ltd.
7.593% due 05/15/2029 • (k)	5,000	4,891

Carvana Auto Receivables Trust
0.000% due 01/10/2028 «(f)	10	1,908

College Avenue Student Loans LLC
4.120% due 07/25/2051	1,750	1,604

Duke Funding High Grade Ltd.
0.090% due 08/02/2049 (a)	840,370	175
5.333% due 08/02/2049 •	29,910	263

Encore Credit Receivables Trust
6.905% due 10/25/2035 • (k)	5,715	5,128

Exeter Automobile Receivables Trust
0.000% due 05/15/2031 «(f)	7	1,897
0.000% due 08/15/2031 «(f)	12	4,466
0.000% due 12/15/2033 «(f)	12	3,858

Fieldstone Mortgage Investment Trust
8.075% due 08/25/2034 • (k)	2,958	2,180

First Franklin Mortgage Loan Trust
5.460% due 10/25/2036 • (k)	6,000	4,819
6.080% due 11/25/2035 • (k)	7,501	6,502

First NLC Trust
6.170% due 12/25/2035 • (k)	11,479	9,533

Flagship Credit Auto Trust
0.000% due 04/17/2028 «(f)	10	1,489

FREED ABS Trust
0.000% due 09/20/2027 «(f)	4	487

Greenwood Park CLO Ltd.
0.000% due 04/15/2031 ~ (k)	27,000	9,466

GSAMP Trust
5.600% due 08/25/2036 • (k)	16,065	11,475

KKR CLO Ltd.
0.000% due 04/20/2034 ~ (k)	10,000	7,471

Madison Park Funding Ltd.
0.000% due 07/27/2047 ~ (k)	5,600	2,602

Marlette Funding Trust
0.000% due 09/16/2030 «(f)	38	1,597

Montauk Point CDO Ltd.
5.529% due 04/06/2046 • (k)	327,058	1,927
5.534% due 10/06/2042 • (k)	213,556	13,293

Morgan Stanley ABS Capital, Inc. Trust
6.260% due 07/25/2035 • (k)	11,629	8,433

Morgan Stanley Capital, Inc. Trust
5.510% due 03/25/2036 • (k)	2,366	1,910

Morgan Stanley Home Equity Loan Trust
6.215% due 05/25/2035 • (k)	5,321	4,484

Myers Park CLO Ltd.
0.000% due 10/20/2030 «~	13,000	8,468

New Century Home Equity Loan Trust
6.170% due 06/25/2035 • (k)	17,495	16,071

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Option One Mortgage Loan Trust
5.390% due 04/25/2037 • (k)	$3,638	$2,055

PRET LLC
3.721% due 07/25/2051 þ (k)	2,600	2,138
3.967% due 09/25/2051 þ (k)	17,900	15,420

Ready Capital Mortgage Financing LLC
8.900% due 04/25/2038 • (k)	7,000	6,530

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ (k)	7,935	2,917

Securitized Asset-Backed Receivables LLC Trust
5.650% due 03/25/2036 • (k)	1,493	936

Sierra Madre Funding Ltd.
5.571% due 09/07/2039 •	1,093	783

SMB Private Education Loan Trust
0.000% due 02/16/2055 «(f)	5	6,651

Specialty Underwriting & Residential Finance Trust
3.597% due 09/25/2037 • (k)	23,112	7,809

Structured Asset Investment Loan Trust
5.670% due 05/25/2036 • (k)	14,747	6,111

Structured Asset Securities Corp. Mortgage Loan Trust
5.350% due 06/25/2037 • (k)	5,536	3,451
5.390% due 01/25/2037 • (k)	9,398	5,923
5.450% due 04/25/2036 • (k)	20,649	17,115

Structured Finance Advisors ABS CDO Ltd.
5.177% due 07/02/2037	41,770	7,230

Summer Street Ltd.
5.746% due 12/06/2045 • (k)	49,629	12,371

Total Asset-Backed Securities (Cost $408,444)		294,144

SOVEREIGN ISSUES 1.3%

Argentina Government International Bond
3.500% due 07/09/2041 þ(k)	5,233	1,685

Ecuador Government International Bond
2.500% due 07/31/2035 þ	3,300	1,155
5.500% due 07/31/2030 þ	19,720	9,588

Russia Government International Bond
5.100% due 03/28/2035 ^(c)	200	89
5.625% due 04/04/2042 ^(c)	4,200	2,864

Ukraine Government International Bond
6.876% due 05/21/2031 ^(c)	10,700	2,470

Total Sovereign Issues (Cost $29,564)		17,851

	SHARES
COMMON STOCKS 2.4%

COMMUNICATION SERVICES 0.0%

Promotora de Informaciones SA (d)	1,623,357	673

CONSUMER DISCRETIONARY 0.0%

Steinhoff CVR «(d)	115,240,705	0

FINANCIALS 1.5%

ADLER Group SA «(d)	67,217	36

Banca Monte dei Paschi di Siena SpA (d)	2,274,000	5,712

Intelsat Emergence SA «(d)(i)	650,684	14,965

UBS Group AG	5,143	104

		20,817

INDUSTRIALS 0.9%

NAC Aviation Restricted «(d)(i)	373,201	5,948

Syniverse Holdings, Inc. «(i)	6,721,650	6,186

Voyager Aviation Holdings LLC «(d)	6,860	0

		12,134

		SHARES	MARKET VALUE (000S)
REAL ESTATE 0.0%

ADLER Group SA		148,837	$90

Total Common Stocks (Cost $59,567)			33,714

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(d)		68,143	324

Total Rights (Cost $0)			324

WARRANTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA - Exp. 12/05/2025 «		68,143	494

Total Warrants (Cost $0)			494

PREFERRED SECURITIES 0.9%

BANKING & FINANCE 0.0%

SVB Financial Group
4.000% due 05/15/2026 ^(c)(h)		500,000	36

FINANCIALS 0.2%

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 þ(h)		1,846,500	1,873

SVB Financial Group
4.250% due 11/15/2026 ^(c)(h)		300,000	22
4.700% due 11/15/2031 ^(c)(h)		492,000	35

			1,930

INDUSTRIALS 0.7%

Voyager Aviation Holdings LLC «		41,160	9,924

Total Preferred Securities (Cost $16,481)			11,890

REAL ESTATE INVESTMENT TRUSTS 2.3%

FINANCIALS 2.3%

Annaly Capital Mangaement, Inc.		609,500	12,196

KKR Real Estate Finance Trust, Inc.		1,082,100	13,169

PennyMac Mortgage Investment Trust		556,200	7,498

Total Real Estate Investment Trusts (Cost $47,328)			32,863

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.2%

REPURCHASE AGREEMENTS (j) 6.1%
			85,700

SHORT-TERM NOTES 0.2%

Corestate Capital Holding SA
15.000% due 07/31/2023 «(i)	EUR	300	331

Federal Home Loan Bank
5.140% due 11/29/2023 (g)(k)		$3,100	3,101

			3,432

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	101

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.9%
5.200% due 08/10/2023 - 09/14/2023 (e)(f)(n)	$13,291	$13,182

Total Short-Term Instruments (Cost $102,298)		102,314

Total Investments in Securities (Cost $2,968,734)		2,412,417

Total Investments 171.5% (Cost $2,968,734)		$2,412,417

Financial Derivative Instruments (l)(m) (0.0)% (Cost or Premiums, net $(15,675))		(158)

Other Assets and Liabilities, net (71.5)%		(1,005,723)

Net Assets 100.0%		$1,406,536

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ
All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~
Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•
Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Corestate Capital Holding SA 15.000% due 07/31/2023	12/06/2022	$314	$331	0.02%
Intelsat Emergence SA	01/29/2021 - 03/09/2021	38,681	14,965	1.07
NAC Aviation Restricted	06/01/2022 - 07/27/2022	8,750	5,948	0.42
Syniverse Holdings, Inc.	05/12/2022 - 05/31/2023	6,603	6,186	0.44

		$54,348	$27,430	1.95%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BPS	5.100%	06/30/2023	07/03/2023	$85,700	U.S. Treasury Inflation Protected Securities 0.250% due 07/15/2029	$(87,582)	$85,700	$85,736

Total Repurchase Agreements						$(87,582)	$85,700	$85,736

102	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BOM	5.820%	06/01/2023	09/01/2023			(13,000)	$(13,067)
BPS	0.000	05/10/2023	TBD	(3)	EUR	(1,442)	(1,573)
	3.770	06/02/2023	08/10/2023			(375)	(410)
	3.800	06/08/2023	TBD	(3)		(4,236)	(4,634)
	3.987	06/30/2023	08/30/2023			(5,858)	(6,394)
	4.014	06/22/2023	09/22/2023			(1,635)	(1,786)
	5.740	03/14/2023	07/14/2023			$(47,880)	(48,652)
	5.740	05/19/2023	11/20/2023			(5,266)	(5,303)
	5.750	06/01/2023	08/30/2023			(342)	(343)
	5.750	06/12/2023	07/14/2023			(2,096)	(2,103)
	5.760	03/23/2023	07/21/2023			(3,332)	(3,382)
	5.760	06/12/2023	07/21/2023			(8,054)	(8,081)
	5.780	06/16/2023	12/15/2023			(19,140)	(19,192)
	5.790	03/01/2023	07/31/2023			(7,377)	(7,511)
	5.790	03/02/2023	07/31/2023			(6,435)	(6,551)
	5.950	06/01/2023	08/30/2023			(2,661)	(2,675)
	6.310	04/13/2023	10/10/2023			(98,136)	(99,511)
	6.310	05/17/2023	11/15/2023			(13,556)	(13,668)
	6.310	06/15/2023	10/10/2023			(17,223)	(17,277)
	6.360	04/13/2023	10/10/2023			(9,576)	(9,710)
	6.410	04/13/2023	10/10/2023			(4,487)	(4,550)
	6.490	06/01/2023	08/30/2023			(2,685)	(2,701)
	6.610	04/13/2023	10/10/2023			(13,896)	(14,090)
BRC	3.750	05/10/2023	TBD	(3)	EUR	(1,330)	(1,459)
	5.940	02/10/2023	08/10/2023			$(6,492)	(6,646)
	5.990	04/14/2023	07/14/2023			(18,336)	(18,580)
	6.005	01/05/2023	07/05/2023			(4,521)	(4,656)
	6.010	02/03/2023	08/03/2023			(22,517)	(23,080)
	6.060	02/03/2023	08/03/2023			(2,351)	(2,411)
	6.060	07/03/2023	TBD	(3)		(5,681)	(5,681)
	6.090	01/30/2023	08/30/2023			(14,123)	(14,491)
	6.090	02/10/2023	08/10/2023			(22,948)	(23,504)
	6.140	01/30/2023	08/30/2023			(21,139)	(21,694)
	6.380	06/05/2023	09/05/2023			(4,398)	(4,420)
	6.410	06/13/2023	10/11/2023			(22,860)	(22,941)
	6.430	06/05/2023	09/05/2023			(6,087)	(6,117)
	6.530	06/05/2023	09/05/2023			(6,414)	(6,447)
	6.580	06/05/2023	09/05/2023			(982)	(987)
BYR	5.770	03/24/2023	09/20/2023			(17,004)	(17,274)
	5.780	04/26/2023	10/23/2023			(28,045)	(28,349)
CEW	5.750	05/05/2023	TBD	(3)		(9,788)	(9,880)
	6.450	06/13/2023	TBD	(3)		(6,735)	(6,759)
CIB	5.390	01/17/2023	07/17/2023			(25)	(26)
DBL	6.179	06/29/2023	08/31/2023			(1,734)	(1,735)
	6.688	06/09/2023	08/10/2023			(18,329)	(18,411)
	6.699	06/20/2023	08/17/2023			(9,361)	(9,384)
	6.738	06/09/2023	08/10/2023			(13,409)	(13,469)
	6.749	06/12/2023	08/11/2023			(1,008)	(1,012)
IND	5.460	03/07/2023	07/07/2023			(3,120)	(3,176)
	5.480	03/07/2023	07/07/2023			(555)	(565)
JML	5.500	05/05/2023	07/28/2023			(9,476)	(9,562)
JPS	6.150	04/03/2023	07/03/2023			(1,998)	(2,029)
	6.170	05/05/2023	11/01/2023			(18,253)	(18,437)
	6.200	04/03/2023	07/03/2023			(8,892)	(9,028)
	6.230	05/31/2023	11/20/2023			(3,808)	(3,830)
	6.250	04/03/2023	07/03/2023			(4,218)	(4,283)
	6.287	02/14/2023	10/12/2023			(16,821)	(17,229)
	6.300	05/16/2023	11/13/2023			(3,052)	(3,078)
	6.400	05/16/2023	11/13/2023			(13,782)	(13,900)
	6.610	07/03/2023	01/02/2024			(1,254)	(1,254)
	6.680	07/03/2023	01/02/2024			(9,756)	(9,756)
	6.710	07/03/2023	01/02/2024			(2,634)	(2,634)
MEI	2.250	05/10/2023	TBD	(3)	EUR	(746)	(817)
	5.430	06/19/2023	09/19/2023		GBP	(9,132)	(11,622)
MSB	5.258	05/02/2023	09/04/2023			(4,006)	(5,133)
	5.358	05/02/2023	09/04/2023			(7,576)	(9,708)
	5.408	05/02/2023	09/04/2023			(6,527)	(8,365)
	5.606	07/03/2023	11/03/2023			(4,112)	(5,222)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	103

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
	5.706%	07/03/2023	11/03/2023		GBP	(7,740)	$(9,829)
	5.756	07/03/2023	11/03/2023			(6,471)	(8,218)
	6.310	05/15/2023	11/13/2023			$(1,979)	(1,996)
	6.310	05/30/2023	11/30/2023			(49,223)	(49,516)
	6.360	01/27/2023	07/26/2023			(8,453)	(8,677)
	6.360	05/30/2023	11/30/2023			(27,396)	(27,559)
	6.410	05/30/2023	11/30/2023			(17,252)	(17,355)
MZF	6.490	06/07/2023	12/07/2023			(9,126)	(9,169)
	6.670	06/01/2023	11/28/2023			(7,046)	(7,088)
NOM	5.400	05/05/2023	TBD	(3)		(477)	(481)
RBC	6.110	06/12/2023	10/12/2023			(13,896)	(13,945)
	6.490	06/16/2023	10/16/2023			(3,896)	(3,908)
RCY	5.400	01/17/2023	07/17/2023			(3,413)	(3,499)
	5.660	02/17/2023	09/18/2023			(5,584)	(5,704)
RDR	5.550	06/02/2023	08/02/2023			(985)	(990)
RTA	5.790	06/12/2023	10/12/2023			(23,475)	(23,554)
	5.840	06/12/2023	10/12/2023			(6,179)	(6,200)
	6.070	04/03/2023	07/03/2023			(17,341)	(17,608)
	6.210	06/07/2023	12/07/2023			(16,089)	(16,161)
	6.270	06/05/2023	10/05/2023			(6,306)	(6,336)
	6.290	06/02/2023	10/02/2023			(17,228)	(17,321)
	6.290	07/03/2023	10/31/2023			(17,130)	(17,130)
	6.310	07/03/2023	10/02/2023			(18,125)	(18,125)
	6.340	06/05/2023	10/05/2023			(2,642)	(2,655)
SBI	5.350	06/05/2023	07/05/2023			(2,949)	(2,961)
SOG	5.480	01/24/2023	07/24/2023			(4,896)	(5,015)
	5.580	05/15/2023	07/28/2023			(3,378)	(3,403)
	5.750	02/22/2023	08/22/2023			(4,427)	(4,520)
	5.770	06/08/2023	11/15/2023			(2,598)	(2,608)
	6.092	01/05/2023	07/05/2023			(7,612)	(7,843)
	6.310	05/18/2023	11/17/2023			(6,085)	(6,134)
	6.360	04/25/2023	10/25/2023			(9,196)	(9,307)
UBS	3.570	05/10/2023	TBD	(3)	EUR	(1,144)	(1,255)
	3.600	06/08/2023	TBD	(3)		(12,458)	(13,627)
	3.680	05/10/2023	TBD	(3)		(2,410)	(2,643)
	3.730	05/10/2023	TBD	(3)		(5,818)	(6,382)
	3.815	06/12/2023	08/14/2023			(12,441)	(13,606)
	4.000	06/12/2023	09/12/2023			(4,594)	(5,024)
	4.100	06/12/2023	09/12/2023			(3,019)	(3,294)
	4.100	07/03/2023	09/12/2023			(1,430)	(1,560)
	5.550	02/03/2023	08/03/2023			$(754)	(772)
	5.590	02/03/2023	08/03/2023			(18,478)	(18,909)
	5.620	04/13/2023	07/12/2023			(9,063)	(9,174)
	5.760	04/27/2023	01/22/2024			(15,801)	(15,971)
	6.060	02/06/2023	08/04/2023			(9,903)	(10,148)
	6.250	07/03/2023	01/05/2024			(9,342)	(9,342)
	6.420	06/30/2023	01/04/2024			(6,130)	(6,134)
	6.480	06/01/2023	08/30/2023			(1,611)	(1,621)
	6.530	06/01/2023	08/30/2023			(1,538)	(1,547)
	6.590	06/05/2023	12/05/2023			(3,550)	(3,568)
	6.620	06/30/2023	01/04/2024			(10,699)	(10,704)
	6.650	06/13/2023	12/12/2023			(12,922)	(12,970)
	6.770	06/30/2023	01/04/2024			(10,697)	(10,703)

Total Reverse Repurchase Agreements							$(1,195,974)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2023:

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
Global/Master Repurchase Agreement
BOM	$0	$(13,067)	$0	$(13,067)	$15,898	$2,831
BPS	85,736	(280,097)	0	(194,361)	261,216	66,855
BRC	0	(163,114)	0	(163,114)	191,619	28,505
BYR	0	(45,623)	0	(45,623)	53,467	7,844

104	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

Counterparty	Repurchase Agreement Proceeds to be Received (1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
CEW	$0	$(16,639)	$0	$(16,639)	$21,116	$4,477
CIB	0	(26)	0	(26)	25	(1)
DBL	0	(44,011)	0	(44,011)	64,409	20,398
IND	0	(3,741)	0	(3,741)	4,426	685
JML	0	(9,562)	0	(9,562)	11,296	1,734
JPS	0	(85,458)	0	(85,458)	91,714	6,256
MEI	0	(12,439)	0	(12,439)	14,261	1,822
MSB	0	(151,578)	0	(151,578)	172,762	21,184
MZF	0	(16,257)	0	(16,257)	24,014	7,757
NOM	0	(481)	0	(481)	718	237
RBC	0	(17,853)	0	(17,853)	23,114	5,261
RCY	0	(9,203)	0	(9,203)	9,837	634
RDR	0	(990)	0	(990)	1,041	51
RTA	0	(125,090)	0	(125,090)	116,478	(8,612)
SBI	0	(2,961)	0	(2,961)	3,101	140
SOG	0	(38,830)	0	(38,830)	50,816	11,986
UBS	0	(158,954)	0	(158,954)	191,952	32,998

Total Borrowings and Other Financing Transactions	$85,736	$(1,195,974)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(81,737)	$(98,498)	$(133,568)	$(313,803)
Sovereign Issues	0	(9,562)	0	(482)	(10,044)
U.S. Government Agencies	0	(3,524)	(18,771)	0	(22,295)
Preferred Securities	0	0	(2,783)	0	(2,783)
Non-Agency Mortgage-Backed Securities	0	(47,253)	(117,173)	(392,063)	(556,489)
Asset-Backed Securities	0	(7,843)	(68,839)	(89,249)	(165,931)
Convertible Bonds & Notes	0	(19,422)	0	(6,078)	(25,500)
Municipal Bonds & Notes	0	0	(7,416)	0	(7,416)
Short-term Notes	0	(2,961)	0	0	(2,961)

Total Borrowings	$0	$(172,302)	$(313,480)	$(621,440)	$(1,107,222)

Payable for reverse repurchase agreements (5)					$(1,107,222)

(k)	Securities with an aggregate market value of $1,396,615 and cash of $20,485 have been pledged as collateral under the terms of the above master agreements as of June 30, 2023.

(1)	Includes accrued interest.
(2)
The average amount of borrowings outstanding during the period ended June 30, 2023 was $(1,261,577) at a weighted average interest rate of 4.222%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(88,752) is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	66	$(15,616)	$442	$0	$(6)
3-Month SOFR Active Contract December Futures	03/2025	35	(8,398)	156	3	0
3-Month SOFR Active Contract December Futures	03/2026	38	(9,171)	124	1	0
3-Month SOFR Active Contract June Futures	09/2024	44	(10,476)	259	1	0
3-Month SOFR Active Contract June Futures	09/2025	35	(8,432)	129	2	0
3-Month SOFR Active Contract March Futures	06/2024	58	(13,758)	373	0	(3)

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	105

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract March Futures	06/2025	31	$(7,456)	$124	$3	$0
3-Month SOFR Active Contract March Futures	06/2026	36	(8,693)	111	1	0
3-Month SOFR Active Contract September Futures	12/2024	41	(9,802)	211	4	0
3-Month SOFR Active Contract September Futures	12/2025	29	(6,993)	100	1	0

Total Futures Contracts				$2,029	$16	$(9)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value (4)	Variation Margin
										Asset	Liability
Jaguar Land Rover Automotive	5.000%	Quarterly	06/20/2026	4.659%	EUR	1,000	$64	$(52)	$12	$7	$0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	5.190		13,300	739	(795)	(56)	138	0

							$803	$(847)	$(44)	$145	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2052	GBP	9,800	$286	$6,518	$6,804	$64	$0
Receive (5)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	$	71,200	(5)	1,689	1,684	0	(13)
Receive (5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		24,600	0	577	577	0	(7)
Pay	1-Day USD-SOFR Compounded-OIS	1.250	Annual	09/21/2026		91,700	(6,758)	(3,818)	(10,576)	24	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027		230,100	(19,716)	(2,240)	(21,956)	7	0
Pay	1-Day USD-SOFR Compounded-OIS	4.000	Annual	12/21/2027		309,800	313	(1,540)	(1,227)	74	0
Pay (5)	1-Day USD-SOFR Compounded-OIS	0.500	Semi-Annual	06/16/2028		6,300	(259)	(702)	(961)	3	0
Pay (5)	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/15/2028		43,200	(40)	(5,078)	(5,118)	27	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		144,300	(14,841)	(1,533)	(16,374)	104	0
Pay (5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033		50,400	479	(221)	258	143	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		40,100	9,900	825	10,725	0	(339)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		27,100	6,527	1,143	7,670	0	(234)
Receive	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/21/2052		81,300	(245)	(3,965)	(4,210)	0	(832)
Pay	1-Year BRL-CDI	11.140	Maturity	01/02/2025	BRL	1,000	0	(3)	(3)	0	0
Pay	1-Year BRL-CDI	11.160	Maturity	01/02/2025		700	0	(2)	(2)	0	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/02/2025		800	0	(2)	(2)	0	0
Pay	1-Year BRL-CDI	12.000	Maturity	01/02/2025		2,200	0	1	1	1	0
Pay	1-Year BRL-CDI	12.080	Maturity	01/02/2025		3,700	0	3	3	1	0
Pay	1-Year BRL-CDI	12.140	Maturity	01/02/2025		1,900	0	2	2	0	0
Pay	1-Year BRL-CDI	12.145	Maturity	01/02/2025		1,800	0	2	2	0	0
Pay	1-Year BRL-CDI	12.160	Maturity	01/02/2025		3,800	0	4	4	1	0
Pay	1-Year BRL-CDI	6.990	Maturity	01/04/2027		318,400	2,522	(8,032)	(5,510)	249	0
Pay	1-Year BRL-CDI	11.220	Maturity	01/04/2027		1,200	0	3	3	1	0
Pay	1-Year BRL-CDI	11.245	Maturity	01/04/2027		600	0	1	1	1	0
Pay	1-Year BRL-CDI	11.260	Maturity	01/04/2027		600	0	1	1	1	0
Pay	1-Year BRL-CDI	11.700	Maturity	01/04/2027		300	0	2	2	0	0
Pay	1-Year BRL-CDI	11.715	Maturity	01/04/2027		1,400	0	7	7	1	0
Receive	1-Year BRL-CDI	11.788	Maturity	01/04/2027		471,000	0	(2,933)	(2,933)	0	(400)
Pay	1-Year BRL-CDI	11.870	Maturity	01/04/2027		3,200	0	20	20	3	0
Pay	1-Year BRL-CDI	12.015	Maturity	01/04/2027		124,200	0	885	885	106	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	09/15/2023	$	43,200	0	(461)	(461)	0	(15)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	09/16/2023		6,300	0	(84)	(84)	0	(3)
Receive	6-Month EUR-EURIBOR	0.250	Annual	09/21/2032	EUR	50,200	4,740	7,618	12,358	276	0
Receive	6-Month EUR-EURIBOR	1.750	Annual	03/15/2033		5,700	448	231	679	34	0
Receive (5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		29,900	182	1,447	1,629	6	0
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024	MXN	41,000	0	46	46	0	0
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024		17,100	0	19	19	0	0
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024		10,200	0	11	11	0	0
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027		4,900	0	2	2	0	0
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027		4,300	0	0	0	0	0
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032		2,100	9	(4)	5	0	0
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032		8,700	36	(17)	19	0	0
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032		2,100	0	(5)	(5)	0	0
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032		5,000	0	(11)	(11)	0	0

							$(16,422)	$(9,594)	$(26,016)	$1,127	$(1,843)

Total Swap Agreements							$(15,619)	$(10,441)	$(26,060)	$1,272	$(1,843)

106	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$16	$1,272	$1,288	$0	$(9)	$(1,843)	$(1,852)

Cash of $39,553 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2023.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2023		$14,379	MXN	252,004	$319	$0
	08/2023	EUR	19,118		$20,781	52	(175)
	08/2023	GBP	3,948		4,981	9	(43)
	08/2023		$4,747	EUR	4,336	4	(10)
	09/2023		959	IDR	14,349,703	0	(6)

BPS	08/2023	CHF	134		$151	1	0
	08/2023	EUR	146,187		160,309	460	0
	08/2023	MXN	258,653		14,856	0	(134)
	08/2023		$905	EUR	841	14	0
	09/2023	IDR	5,535,256		$368	1	0

BRC	08/2023	EUR	4,364		4,684	0	(88)
	08/2023	GBP	46,827		58,847	24	(662)
	08/2023	MXN	618		36	0	0
	08/2023		$17,935	EUR	16,584	199	0
	09/2023		1	IDR	17,149	0	0

CBK	08/2023	CAD	10,220		$7,664	0	(56)
	08/2023	EUR	2,312		2,512	0	(16)
	08/2023	GBP	908		1,126	0	(28)
	08/2023		$1,259	EUR	1,158	7	0
	09/2023		0	IDR	6,662	0	0
	09/2023		639	PEN	2,351	5	0

MYI	07/2023	IDR	3,782,764		$253	1	0
	07/2023		$252	IDR	3,782,764	1	0
	08/2023		1,016	EUR	927	0	(3)
	09/2023	IDR	5,276,015		$353	3	0
	09/2023		$253	IDR	3,786,053	0	(2)

SCX	08/2023		16,864	EUR	15,547	143	(7)
	09/2023	IDR	12,119,591		$809	4	0
	09/2023		$444	IDR	6,596,405	0	(6)
	09/2023	ZAR	525		$30	2	0

SSB	09/2023		$7,976	BRL	40,435	375	0

UAG	08/2023	EUR	44,392		$48,736	195	0

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	107

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	08/2023	GBP	29,773		$37,632	$0	$(188)
	08/2023		$1,796	EUR	1,628	0	(15)

Total Forward Foreign Currency Contracts						$1,819	$(1,439)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION
(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
										Asset	Liability
BYL	Banca Monte Dei Paschi Di	5.000%	Quarterly	06/20/2024	3.756%	EUR	2,000	$(56)	$85	$29	$0

TOTAL RETURN SWAPS ON LOAN PARTICIPATIONS AND ASSIGNMENTS

Counterparty	Pay/Receive	Underlying Reference	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	AP Core Holdings II, LLC	1-Month USD-LIBOR	Quarterly	07/31/2023	$30	$0	$36	$36	$0

BPS	Pay	PUG LLC	1-Month USD-LIBOR	Quarterly	07/31/2023	1,264	0	129	129	0

BPS	Pay	Team Health Holdings, Inc.	1-Month USD-LIBOR	Quarterly	07/31/2023	2,487	0	(232)	0	(232)

BPS	Pay	Veritas US Inc.	1-Month USD-LIBOR	Quarterly	07/31/2023	1,542	0	64	64	0

							$0	$(3)	$229	$(232)

Total Swap Agreements							$(56)	$82	$258	$(232)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2023:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
BOA	$384	$0	$0	$384	$(234)	$0	$0	$(234)	$150	$0	$150
BPS	476	0	229	705	(134)	0	(232)	(366)	339	0	339
BRC	223	0	0	223	(750)	0	0	(750)	(527)	148	(379)
BYL	0	0	29	29	0	0	0	0	29	0	29
CBK	12	0	0	12	(100)	0	0	(100)	(88)	0	(88)
MYI	5	0	0	5	(5)	0	0	(5)	0	0	0
SCX	149	0	0	149	(13)	0	0	(13)	136	0	136
SSB	375	0	0	375	0	0	0	0	375	(402)	(27)
UAG	195	0	0	195	(203)	0	0	(203)	(8)	(420)	(428)

Total Over the Counter	$1,819	$0	$258	$2,077	$(1,439)	$0	$(232)	$(1,671)

(n)
Securities with an aggregate market value of $148 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2023.

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)
The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)
Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

108	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$16	$16
Swap Agreements	0	145	0	0	1,127	1,272

	$0	$145	$0	$0	$1,143	$1,288

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,819	$0	$1,819
Swap Agreements	0	258	0	0	0	258

	$0	$258	$0	$1,819	$0	$2,077

	$0	$403	$0	$1,819	$1,143	$3,365

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9	$9
Swap Agreements	0	0	0	0	1,843	1,843

	$0	$0	$0	$0	$1,852	$1,852

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,439	$0	$1,439
Swap Agreements	0	232	0	0	0	232

	$0	$232	$0	$1,439	$0	$1,671

	$0	$232	$0	$1,439	$1,852	$3,523

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended June 30, 2023:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$294	$0	$0	$3,901	$4,195

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(6,026)	$0	$(6,026)
Swap Agreements	0	316	0	0	5	321

	$0	$316	$0	$(6,026)	$5	$(5,705)

	$0	$610	$0	$(6,026)	$3,906	$(1,510)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,029	$2,029
Swap Agreements	0	4,253	0	0	(5,155)	(902)

	$0	$4,253	$0	$0	$(3,126)	$1,127

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,033)	$0	$(1,033)
Swap Agreements	0	104	0	0	159	263

	$0	$104	$0	$(1,033)	$159	$(770)

	$0	$4,357	$0	$(1,033)	$(2,967)	$357

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	109

Consolidated Schedule of Investments	PIMCO Dynamic Income Opportunities Fund	(Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Investments in Securities, at Value
Loan Participations and Assignments	$0	$354,243	$225,406	$579,649
Corporate Bonds & Notes
Banking & Finance	0	198,222	0	198,222
Industrials	0	280,171	0	280,171
Utilities	0	30,267	0	30,267
Convertible Bonds & Notes
Banking & Finance	0	22,780	0	22,780
Industrials	0	1,896	0	1,896
Municipal Bonds & Notes
Puerto Rico	0	22,610	0	22,610
West Virginia	0	2,364	0	2,364
U.S. Government Agencies	0	25,890	0	25,890
Non-Agency Mortgage-Backed Securities	0	754,478	496	754,974
Asset-Backed Securities	0	263,323	30,821	294,144
Sovereign Issues	0	17,851	0	17,851
Common Stocks
Communication Services	673	0	0	673
Financials	5,816	0	15,001	20,817
Industrials	0	0	12,134	12,134
Real Estate	90	0	0	90
Rights
Financials	0	0	324	324
Warrants
Financials	0	0	494	494
Preferred Securities
Banking & Finance	0	36	0	36
Financials	0	1,930	0	1,930

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2023
Industrials	$0	$0	$9,924	$9,924
Real Estate Investment Trusts
Financials	32,863	0	0	32,863
Short-Term Instruments
Repurchase Agreements	0	85,700	0	85,700
Short-Term Notes	0	3,101	331	3,432
U.S. Treasury Bills	0	13,182	0	13,182

Total Investments	$39,442	$2,078,044	$294,931	$2,412,417

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,288	0	1,288
Over the counter	0	2,077	0	2,077

	$0	$3,365	$0	$3,365

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,852)	0	(1,852)
Over the counter	0	(1,671)	0	(1,671)

	$0	$(3,523)	$0	$(3,523)

Total Financial Derivative Instruments	$0	$(158)	$0	$(158)

Totals	$39,442	$2,077,886	$294,931	$2,412,259

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2023:

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2023 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$219,124	$133,608	$(91,559)	$671	$(27,373)	$8,386	$11,435	$(28,886)	$225,406	$(6,461)
Corporate Bonds & Notes
Industrials	105,768	1,287	0	387	0	(9,172)	0	(98,270)	0	0
Non-Agency Mortgage-Backed Securities	701	0	0	0	0	(422)	217	0	496	(422)
Asset-Backed Securities	51,484	0	(1,422)	318	(761)	(18,798)	0	0	30,821	(19,459)
Common Stocks
Financials	18,219	0	0	0	0	(3,218)	0	0	15,001	(3,218)
Industrials	14,859	801	(306)	0	0	(3,220)	0	0	12,134	(417)
Rights
Financials	324	0	0	0	0	0	0	0	324	0
Warrants
Financials	341	0	0	0	0	153	0	0	494	153
Preferred Securities
Industrials	12,445	0	0	0	0	(2,521)	0	0	9,924	(2,521)
Short-Term Instruments
Short-Term Notes	0	314	0	0	0	17	0	0	331	16

Totals	$423,265	$136,010	$(93,287)	$1,376	$(28,134)	$(28,795)	$11,652	$(127,156)	$294,931	$(32,329)

110	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2023

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2023	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
						Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$42,973	Comparable Multiple	EBITDA Multiple	X		11.000	—
	62,692	Discounted Cash Flow	Discount Rate			6.540-9.000	8.041
	33,245	Expect Recovery Valuation	Comparable Bond Price			60.000	—
	851	Indicative Market Quotation	Price			7.123	—
	4,968	Other Valuation Techniques (2)	—			—	—
	34,334	Third Party Vendor	Broker Quote			91.000-98.750	95.774
	10,159	Recent Transaction	Price			98.000	—
	31,632	Recent Transaction	Purchase Price			97.500-100.000	99.505
	4,552	Reference Instruments	Third Party Vendor			42.000	—
Non-Agency Mortgage-Backed Securities	278	Discounted Cash Flow	Discount Rate			9.000	—
	218	Fair Value of Odd Lot Positions	Adjustment Factor			2.500	—
Asset-Backed Securities	30,821	Discounted Cash Flow	Discount Rate			10.000-27.500	19.610
Common Stocks
Financials	35	Option Pricing Model	Volatility			56.314	—
	14,966	Indicative Market Quotation	Broker Quote	$		23.000	—
Industrials	6,186	Discounted Cash Flow	Discount Rate			14.975	—
	5,948	Indicative Market Quotation	Broker Quote	$		15.250	—
Rights
Financials	324	Indicative Market Quotation	Broker Quote	$		4.750	—
Warrants
Financials	494	Indicative Market Quotation	Broker Quote	$		7.250	—
Preferred Securities
Industrials	9,924	Comparable Multiple/ Discounted Cash Flow	Book Value Multiple/ Discount Rate Total	X/	%	0.350/27.749	—
Short-Term Instruments
Short-Term Notes	331	Proxy Pricing	Base Price			100.868	—

Total	$294,931

(1)
Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	|	JUNE 30, 2023	111

Notes to Financial Statements

1. ORGANIZATION

PCM Fund, Inc., PIMCO Global StocksPLUS
®
 & Income Fund, PIMCO Strategic Income Fund, Inc., PIMCO Access Income Fund, PIMCO Dynamic Income Fund, and PIMCO Dynamic Income Opportunities Fund (each a “Fund” and collectively the “Funds”) are organized as closed-end
management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Global StocksPLUS
®
 & Income Fund, PIMCO Access Income Fund, PIMCO Dynamic Income Fund, and PIMCO Dynamic Income Opportunities Fund were organized as Massachusetts business trusts on the dates shown in the table below. PCM Fund, Inc. and PIMCO Strategic Income Fund, Inc. were organized as Maryland corporations on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date

PCM Fund, Inc.	June 23,1993

PIMCO Global StocksPLUS ® & Income Fund	February 16, 2005

PIMCO Strategic Income Fund, Inc.	December 9, 1993

PIMCO Access Income Fund	October 1, 2021

PIMCO Dynamic Income Fund	January 19, 2011

PIMCO Dynamic Income Opportunities Fund	December 23, 2019

PIMCO Access Income Fund, PIMCO Dynamic Income Fund, and PIMCO Dynamic Income Opportunities have established wholly-owned subsidiaries in Delaware and, with respect to PIMCO Access Income Fund, also in the Cayman Islands. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the treatment of the Fund’s subsidiaries in the financial statements.

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or
delayed-delivery
basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend
date, except certain dividends from foreign securities where the ex-dividend
date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend
date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on
non-accrual
status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual
status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation
The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange

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gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions
—
Common Shares
  The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PCM Fund, Inc.	Monthly	Monthly

PIMCO Global StocksPLUS ® & Income Fund	Monthly	Monthly

PIMCO Strategic Income Fund, Inc.	Monthly	Monthly

PIMCO Access Income Fund	Monthly	Monthly

PIMCO Dynamic Income Fund	Monthly	Monthly

PIMCO Dynamic Income Opportunities Fund	Monthly	Monthly

Each Fund other than PIMCO Global StocksPLUS
®
 & Income Fund and PIMCO Strategic Income Fund, Inc. generally distributes each year all of its net investment income and net short-term capital gains. PIMCO Global StocksPLUS
®
 & Income Fund and PIMCO Strategic Income Fund, Inc. intend to distribute all or substantially all of their net investment income and net short-term capital gains over time. In addition, at least annually, each Fund generally distributes net realized long-term capital gains not previously distributed, if any. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Certain Funds may invest in one or more subsidiaries that are treated as disregarded entities for U.S. federal income tax purposes. In the case of a subsidiary that is so treated, for U.S. federal income tax purposes, (i) the Fund is treated as owning the subsidiary’s assets directly; (ii) any income, gain, loss, deduction or other tax items arising in respect of the subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund; and (iii) distributions, if any, the Fund receives from the subsidiary will have no effect on the Fund’s U.S. federal income tax liability.

As of the end of the fiscal year, none of the Funds were in default on long-term debt or had any accumulated dividend in arrears.

A Fund may engage in investment strategies, including those that employ the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s NAV. A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or
non-U.S.
equity markets or the Fund’s debt investments, or arising from its use of derivatives. A Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies, and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund at a time when their investment in a Fund has declined in value, which may be taxed at ordinary income rates. The tax treatment of certain derivatives in which a Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the

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Notes to Financial Statements	(Cont.)

period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in
surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related
characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where a Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates
In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU
2020-04,
which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU
2020-04
is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued
ASU 2022-06,
which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk
leverage limit and certain derivatives risk management program and reporting requirements. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU
2022-03,
Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU
2022-03
clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU
2022-03
is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

The SEC made a final ruling on February 15, 2023 to adopt proposed amendments to the Settlement Cycle Rule (Rule
15c6-1)
and other related rules under the Securities Exchange Act of 1934, as amended, to shorten the standard settlement cycle for most broker-dealer transactions from two business days after the trade date (T+2) to one

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business days after the trade date (T+1). The effective date was May 5, 2023, and the compliance date for the amendments is May 28, 2024. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies
  The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign
(non-U.S.)
equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign
(non-U.S.)
equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule
2a-5
under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule
2a-5,
the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign
(non-U.S.)
fixed income securities,
non-exchange
traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end
management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign
(non-U.S.)
equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign
(non-U.S.)
equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign
(non-U.S.)
equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to

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Notes to Financial Statements	(Cont.)

determine fair values of foreign
(non-U.S.)
securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign
(non-U.S.)
equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by the Fund normally will be taken into account in calculating the NAV. The Fund’s whole loan investments, including those originated by the Fund, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign
(non-U.S.)
investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in each Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Funds’ and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy
U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎
Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎
Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Transfers from Level 1 to Level 3 are a result of a change from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to the use of a valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market based data (Level 3). Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with

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the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy
Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value
  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered
open-end
investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end
investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and
non-U.S.
bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The

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Notes to Financial Statements	(Cont.)

pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined
security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants, and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market comparable valuation estimates fair value by applying a valuation multiple to a key performance metric of the company, which may include unobservable inputs such as earnings before interest, taxes, depreciation and amortization (“EBITDA”), PIMCO’s assumptions regarding comparable companies and non-public
statements from the underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities that are smaller in size than
institutional-sized
or round lot positions of the particular security/instrument type may apply an adjustment factor to the daily vendor-provided price for the corresponding round lot position to arrive at a fair value for the applicable odd lot positions. The adjustment factor is determined by comparing the prices of internal trades with vendor prices, calculating the weighted average differences, and using that difference as an adjustment factor to vendor prices. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost,

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so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates
An affiliate includes any company in which a Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers for the period ended June 30, 2023 (amounts in thousands
†
, except number of shares).

PIMCO Dynamic Income Fund

Security Name	Market Value at 06/30/2022	Purchases at cost	Proceeds from Sale	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value at 06/30/2023	Dividend Income	Shares Held at 06/30/2023

Neiman Marcus Group Ltd. LLC	$104,200	$0	$0	$0	$(12,609)	$91,591	$0	602,840

Sierra Hamilton Holder LLC	3	0	0	0	0	3	0	30,337,712

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities
The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds
  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments
are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks.
A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off
between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange,

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there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans,
B-Notes
and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.
Mortgage-Related and Other Asset-Backed Securities
directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid
with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental
issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations
(“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans,

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including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations
  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay
and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates.
Parallel-pay
CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay
CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or
non-PAC
bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined
range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities
  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment
In-Kind
Securities
  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized

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Notes to Financial Statements	(Cont.)

appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds
are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts
(“REITs”)
are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments
  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of June 30, 2023, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises
are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S.
Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

In June 2019, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of
TBA-eligible
securities (the “Single Security Initiative”). The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Warrants
  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants

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normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions
  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a)
Repurchase Agreements
  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral)
subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined
repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party
repurchase agreements) and in certain instances will remain in custody with the counterparty. Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by the Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements
In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined
repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

(c) Short Sales
  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall

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Notes to Financial Statements	(Cont.)

portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

PIMCO Global StocksPLUS
®
 & Income Fund is subject to regulation as a commodity pool under the Commodity Exchange Act by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Global StocksPLUS
®
 & Income Fund.
(a) Forward Foreign Currency Contracts
  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts
are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange-traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts
may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a

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Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts
(“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d)
S
wap Agreements

are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Fund’s investment policy adopted pursuant to
Rule 35d-1
under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus.

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Notes to Financial Statements	(Cont.)

In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements
  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver
option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver
option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will

126	PIMCO CLOSED-END FUNDS

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reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements
may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements
are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and

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Notes to Financial Statements	(Cont.)

on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a complete list of the principal risks the Funds may be subject to, please see the Principal Risks of the Funds section of this report.

	PCM Fund, Inc. (PCM)	PIMCO Global StocksPLUS ® & Income Fund (PGP)	PIMCO Strategic Income Fund, Inc. (RCS)	PIMCO Access Income Fund (PAXS)	PIMCO Dynamic Income Fund (PDI)	PIMCO Dynamic Income Opportunities Fund (PDO)

Asset Allocation	—	—	—	X	X	X

Call	X	X	X	X	X	X

Collateralized Bond Obligations, Collateralized Loan Obligations and Collateralized Debt Obligations	—	—	—	X	X	—

Collateralized Loan Obligations	X	X	X	—	—	X

Confidential Information Access	—	—	—	X	X	X

Contingent Convertible Securities	X	X	X	X	X	X

Convertible Securities	—	—	—	X	X	X

Counterparty	X	X	X	X	X	X

“Covenant-lite” Obligations	—	—	—	X	X	X

Credit Default Swaps	X	X	X	X	X	X

Credit	X	X	X	X	X	X

Currency	—	—	—	X	X	X

Cyber Security	X	X	X	X	X	X

Debt Securities	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X

Distressed and Defaulted Securities	—	—	—	X	X	X

Distribution Rate	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X

Equity Securities and Related Market	X	X	X	X	X	X

Focused Investment	—	—	—	X	X	X

Foreign (Non·U.S.) Investment	X	X	X	X	X	X

Foreign Loan Originations	—	—	—	X	X	X

High Yield Securities	X	X	X	X	X	X

Inflation/Deflation	X	X	X	X	X	X

Inflation-Indexed Security	X	X	X	X	X	X

Interest Rate	X	X	X	X	X	X

Issuer	X	X	X	X	X	X

Leverage	X	X	X	X	X	X

Limited Term	—	—	—	X	—	X

Liquidity	X	X	X	X	X	X

Loan Origination	—	—	—	X	X	X

Loans and Other Indebtedness; Loan Participations and Assignments	X	X	—	X	X	X

Management	X	X	X	X	X	X

Market Discount	—	—	—	X	X	X

Market Disruptions	X	X	X	X	X	X

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June 30, 2023

	PCM Fund, Inc. (PCM)	PIMCO Global StocksPLUS ® & Income Fund (PGP)	PIMCO Strategic Income Fund, Inc. (RCS)	PIMCO Access Income Fund (PAXS)	PIMCO Dynamic Income Fund (PDI)	PIMCO Dynamic Income Opportunities Fund (PDO)

Market	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X

Mortgage-Related Derivative Instruments	—	—	—	X	X	X

Non-Diversification	—	—	—	X	—	X

Operational	X	X	X	X	X	X

Other Investment Companies	X	X	X	X	X	X

Platform	—	—	—	X	X	X

Portfolio Turnover	X	X	X	X	X	X

Potential Conflicts of Interest Risk-Allocation of Investment Opportunities	—	—	—	X	X	X

Preferred Securities	X	X	X	X	X	X

Privacy and Data Security	—	—	—	X	X	X

Private Placement and Restricted Securities	X	X	X	X	X	X

Privately-Issued Mortgage-Related Securities	X	X	X	X	X	X

Real Estate	—	—	—	X	X	X

Regulation S Securities	—	—	—	X	—	—

Regulatory Changes	X	X	X	X	X	X

Regulatory Risk-Commodity Pool Operator	X	—	—	X	X	X

Regulatory Risk-LIBOR	X	X	X	X	X	X

Reinvestment	X	X	X	X	X	X

REIT	—	—	—	X	X	—

Repurchase Agreements	X	X	X	X	X	X

Risk Retention Investment	—	—	—	X	X	—

Securities Lending	—	—	—	—	X	—

Senior Debt	X	X	X	X	X	X

Short Exposure	—	—	—	—	X	—

Smaller Company	—	—	—	—	X	—

Sovereign Debt	X	X	X	X	X	X

Special Purpose Acquisition Companies (“SPACs”)	—	—	—	—	X	—

Structured Investments	X	X	X	X	X	X

Subprime	—	—	—	X	X	X

Subsidiary	—	—	—	X	X	X

Synthetic Convertible Securities	—	—	—	X	X	X

Tax	X	X	X	X	X	X

U.S. Government Securities	X	X	X	X	X	X

Valuation	X	X	X	X	X	X

Zero-Coupon Bond, Step-Ups and Payment-in-Kind Securities	—	—	—	X	X	X

Asset Allocation Risk
  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Call Risk
  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Collateralized Bond Obligations, Collateralized Loan Obligations and Collateralized Debt Obligations Risk
  is the risk that an investment in a CLO, CBO or other CDO depends largely on the type of the collateral securities and the class/tranche of the instrument in which the Fund invests. In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs, CBOs and CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline

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Notes to Financial Statements	(Cont.)

in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.

Collateralized Loan Obligations Risk
  is the risk of investing in a trust typically collateralized by a pool of loans issued by banks, corporations or any other public or private entity or person, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate or mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans (“Collateralized Loan Obligations Risk”) or (“CLOs”). In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.

Confidential Information Access Risk
  is the risk that, in managing the Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public
information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Contingent Convertible Securities Risk
  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount (including potentially to zero), and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

Convertible Securities Risk
  is the risk that the market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated.

Counterparty Risk
  is the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up,
bankruptcy, or other analogous proceeding.

“Covenant-Lite” Obligations Risk
  is the risk that covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Credit Default Swaps Risk
  is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein. As the seller, a Fund would receive a stream of payments over the term of the swap agreement provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. A Fund would effectively add leverage to its portfolio

130	PIMCO CLOSED-END FUNDS

June 30, 2023

because, if a default occurs, the stream of payments may stop and, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. In addition, selling credit default swaps may not be profitable for the Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk
  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, or the issuer or guarantor of collateral, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are rising. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Currency Risk
  is the risk that investments denominated in foreign
(non-U.S.)
currencies or that trade in and receive revenues in, foreign
(non-U.S.)
currencies, or derivatives or other instruments that provide exposure to foreign
(non-U.S.)
currencies may decline in value, due to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Cyber Security Risk
  is the risk that, as the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders.

These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

Debt Securities Risk
  is the risk that prices of bonds and other fixed income securities will generally increase as interest rates fall and decrease as interest rates rise. Income from the Fund’s portfolio may decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. The value of most bond funds and fixed income securities are impacted by changes in interest rates. Bonds and bond funds with longer durations tend to be more sensitive and more volatile than securities with shorter durations; bond prices generally fall as interest rates rise.

Derivatives Risk
  is the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage risk, liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, counterparty (including credit) risk, operational risk (such as documentation issues, settlement issues and systems failures), legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract), counterparty risk, tax risk and management risk as well as risks arising from changes in applicable requirements, risks arising from margin requirements and risks arising from mispricing or valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for a Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility.
Over-the-counter
(“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

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Notes to Financial Statements	(Cont.)

Distressed and Defaulted Securities Risk
  is the risk of investing in the securities of financially distressed issuers, including the risk of default. These securities may fluctuate more in price and are typically less liquid. Distressed securities generally trade significantly below “par” or fall value. The Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied.

Distribution Rate Risk
  is the risk that, to the extent a Fund seeks to maintain a level distribution rate, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

Emerging Markets Risk
  is the risk of investing in emerging market securities, primarily increased foreign
(non-U.S.)
investment risk.

Equity Securities and Related Market Risk
  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Focused Investment Risk
  is the risk that, to the extent that the Fund focuses its investments in a particular industry, country or geographic region, the NAV of its common shares will be more susceptible to events or factors affecting companies in that industry, country or geographic region.

Foreign
(Non-U.S.)
Investment Risk
  is the risk that investing in foreign
(non-U.S.)
securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities of U.S. issuers.

Foreign Loan Originations Risk
  is the risk associated with a Fund originating loans to foreign entities and individuals, including foreign
(non-U.S.)
and emerging market entities and individuals, which may
involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals due to more or less governmental supervision and regulation than exists in the U.S. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. The Fund’s loans to foreign entities and individuals may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies.

High Yield Securities Risk
  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt.

High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk
  is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

Inflation-Indexed Security Risk
  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income for the amount of the increase in the calendar year, even though the Fund will not receive the principal until maturity.

Interest Rate Risk
  is the risk that fixed income securities and other instruments in the Fund’s portfolio will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund

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with a shorter average portfolio duration. Further, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed income investments when due.

Issuer Risk
  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, major litigation, investigations or other controversies, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Leverage Risk
  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. Leveraging transactions pursued by a Fund may increase its duration and sensitivity to interest rate movements. This means that leverage entails a heightened risk of loss.

Limited Term Risk
  is the risk that unless the limited term provision of the Fund’s Declaration of Trust is amended by shareholders in accordance with the Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and converts to perpetual existence, the Fund will terminate on or about a date specified in the Fund’s Prospectus.

Liquidity Risk
  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Loan Origination Risk
  is the risk associated with the fact that the Fund may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. The Fund may originate loans to corporations and/or other legal entities and individuals, including foreign
(non-U.S.)
entities and individuals. Such borrowers may have credit ratings that are determined by one or more NRSROs or PIMCO to be below investment grade. This may include loans to public or private firms or individuals, such as in connection with housing development projects. The loans the Fund invests in or originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. The Fund’s investment in or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Code in order to qualify as a RIC. The Fund may subsequently offer such investments for sale to third parties, provided that there is no assurance that the Fund will complete the sale of such an investment. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund’s investments having high exposure to certain borrowers. The Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by the Fund and Common Shareholders.

Loans and Other Indebtedness; Loan Participations and Assignments Risk
   is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral.

In the event of the insolvency of the lender selling a participation, there is a risk that the Fund may be treated as a general creditor of the lender and may not benefit from any set-off
between the lender and the borrower.

If a loan is foreclosed, the Fund may become owner of the loan’s collateral. The Fund may bear the costs and liabilities associated with owning and holding or disposing of the collateral.

There is the risk that the Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations.

To the extent the Fund acquires loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.

Management Risk
  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or

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Notes to Financial Statements	(Cont.)

tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Market Discount Risk
  is the risk that the price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end
management investment companies frequently trade at a discount from their net asset value.

Market Disruptions Risk
  is the risk of investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation or other factors relating to the Fund’s investments or PIMCO’s operations and cause a Fund to lose value. Furthermore, events involving limited liquidity, defaults, non-performance
or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide
liquidity problems. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.

Market Risk
  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or companies.

Mortgage-Related and Other Asset-Backed Securities Risk
  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Mortgage-Related Derivative Instruments Risk
  is the risk associated with mortgage-related and other asset-backed instruments, privately-issued mortgage-related securities, the mortgage market, the real estate industry, derivatives and credit default swaps. See “Mortgage- Related and Other Asset-Backed Instruments Risk,” “Privately-Issued Mortgage-Related Securities Risk,” “Derivatives Risk,” and “Credit Default Swaps Risk.”

Non-Diversification
Risk
  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are
“non-diversified”
may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Operational Risk
  is the risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Other Investment Companies Risk
  is the risk that Common Shareholders may be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Platform Risk
  is the risk resulting from the fact that the Alt Lending ABS in which the Fund invests are typically not listed on any securities exchange and not registered under the Securities Act. In addition, the Fund anticipates that these instruments may only be sold to a limited number of investors and may have a limited or non-existent
secondary market. Accordingly, the Fund currently expects that certain of the investments in Alt Lending ABS will face heightened levels of liquidity risk. Although currently there is generally no active reliable, secondary market for certain Alt Lending ABS, a secondary market for these Alt Lending ABS may develop. If the Fund purchases Alt Lending ABS on an alternative lending platform, the Fund will have the right to receive principal and interest payments due on loans underlying the Alt Lending ABS only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to the Fund. If a borrower is unable or fails to make payments on a loan for any reason, the Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated. For example, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

Portfolio Turnover Risk
  is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups
and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization

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of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect the Fund’s after-tax
returns.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities
  is the risk that PIMCO’s or any of its affiliate’s interests or the interests of its clients may conflict with those of the Funds and the results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by PIMCO or its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by PIMCO or its affiliates, including proprietary accounts, achieve profits on their trading.

Preferred Securities Risk
  is the risk that certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions which may require the Fund to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. Additionally, preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. Government securities.

Privacy and Data Security Risk
  is the risk resulting from the fact that the Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public
personal information about a consumer to
non-affiliated
third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated
third parties. Many states and a number of
non-U.S.
jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and the SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.
Private Placement and Restricted Securities Risk
  is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities and the risk that the Fund’s investment in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act, may be relatively less liquid than registered securities traded on established securities markets. The Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Privately-Issued Mortgage-Related Securities Risk
  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental
issuers.

Real Estate Risk
  is the risk associated with investing in real estate investments, including investments in equity or debt securities issued by private and public real estate investment trusts (“REITs”), real estate operating companies (“REOCs”), private or public real estate-related loans and real estate-linked derivative instruments. The Fund will be subject to the risks associated with owning real estate and with the real estate industry generally.

Regulation S Securities Risk
  is the risk that Regulation S securities may be less liquid than publicly traded securities and may not be subject to the disclosure and other investor protection requirements that would be applicable if they were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Regulatory Changes Risk
  is the risk that is associated with the fact that financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. The current direction of governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply, whether through higher rates, tighter financial regulations or rule proposals that may prevent funds from participating in certain markets. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Investment Manager will continue to be eligible for such exemptions.

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Notes to Financial Statements	(Cont.)

Regulatory Risk — Commodity Pool Operator
  is the risk associated with the CFTC’s adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps or other financial instruments regulated under the Commodity Exchange Act (“CEA”) and the rules thereunder (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments. The Investment Manager is registered with the CFTC as a Commodity Pool Operator.

Regulatory Risk — LIBOR
  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on a Fund, or on certain instruments in which a Fund invests can be difficult to ascertain. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

Reinvestment Risk
  is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

REIT Risk
  is the risk associated with investing in REITs, which are pooled investment vehicles that own, and usually operate, income- producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not typically taxed on the income distributed to shareholders. Therefore, REITs may pay higher dividends than other issuers.

Repurchase Agreements Risk
  is the risk that, if the party agreeing to repurchase a security should default, the Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Risk Retention Investment Risk
  is the risk associated with the Fund’s investments in risk retention tranches of commercial mortgage-backed securities (“CMBS”) or other eligible securitizations, if any (“risk retention tranches”), which are eligible residual interests typically held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act (the “U.S. Risk Retention Rules”). There can be no assurance that the applicable federal agencies charged with the implementation of the final U.S. Risk Retention Rules (the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the final U.S. Risk Retention Rules will not change. Furthermore, if the Fund breaches any undertakings in any risk retention agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach, which could be significant and exceed the value of the Fund’s investments.

Securities Lending Risk
  is the risk that, when a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and lose rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party, which may be an affiliate of the Fund, arranging the loan.

Senior Debt Risk
  is the risk that the Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments.

Short Exposure Risk
  is the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to a Fund.

Smaller Company Risk
  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Sovereign Debt Risk
  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

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Special Purpose Acquisition Companies (“SPACs”) Risk
  is the risk that, because SPACs and similar entities are in essence “blank check” companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. A SPAC’s structure may result in significant dilution of a stockholder’s share value immediately upon the completion of a business combination due to, among other reasons, interests held by the SPAC sponsor, conversion of warrants into additional shares, shares issued in connection with a business combination and/or certain embedded costs. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter
market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments Risk
  is the risk that the Fund’s investment in structured products, including structured notes, credit-linked notes and other types of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.

Subprime Risk
  is the risk that loans, and debt instruments collateralized by loans (including Alt Lending ABS), acquired by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. The Fund is not restricted by any particular borrower credit risk criteria and/or qualifications when acquiring loans or debt instruments collateralized by loans.

Subsidiary Risk
  is the risk that, by investing in a Fund’s subsidiary, the Fund would be indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.
Synthetic Convertible Securities Risk
  is the risk that the values of synthetic convertible securities will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, (such as a debt security and a warrant or option to purchase another security), each with its own market value. Synthetic convertible securities are also subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible element falls below the strike price of the warrant or option, the warrant or option may lose all value.

Tax Risk
  is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

U.S. Government Securities Risk
  is the risk that the obligations supported by (i) the full faith and credit of the United States, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase the agency’s obligations (iv) or only by the credit of the agency, instrumentality or corporation will not be satisfied in full, or that such obligations will decrease in value or default. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Valuation Risk
  is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Zero-Coupon Bond,
Step-Ups
and
Payment-in-Kind
Securities Risk
  is the risk presented by the market prices of
zero-coupon,
step ups and
payment-in-kind
securities generally being more volatile than the prices of securities that pay interest periodically and in cash and being likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.

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Notes to Financial Statements	(Cont.)

(b) Other Risks
In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s Prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged
exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any

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obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee
  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Manager to the Funds, pursuant to an investment management agreement.

Pursuant to the Investment Management Agreements with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations. Pursuant to the Agreements, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate

PCM Fund, Inc.	0.900%	(1)

PIMCO Global StocksPLUS ® & Income Fund	1.105%	(2)

PIMCO Strategic Income Fund, Inc.	0.955%	(3)

PIMCO Access Income Fund	1.250%	(4)

PIMCO Dynamic Income Fund	1.100%	(5)

PIMCO Dynamic Income Opportunities Fund	1.150%	(5)

(1)
Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of the Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

(2)
Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

(3)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(4)
Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of the Fund (including any assets attributable to any reverse repurchase agreements dollar rolls/buy backs, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls/buy backs, and borrowings).

(5)
Management fees calculated based on the Fund’s average daily “total managed assets.” Total managed assets include total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

In rendering investment advisory services to each Fund, PIMCO may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “PIMCO Overseas Affiliates”), to provide portfolio management, research and trading services to the Fund under the Memorandums of Understanding (“MOUs”). Each of the PIMCO Overseas Affiliates are Participating Affiliates of PIMCO as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each PIMCO Overseas Affiliate and any of their respective employees who provide services to the Funds are considered under the MOUs to be “associated persons” of PIMCO as that term is defined in the Advisers Act for purposes of PIMCO’s required supervision.

(b) Fund Expenses
With respect to each Fund other than PIMCO Access Income Fund and PIMCO Dynamic Income Opportunities Fund, each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates;

ANNUAL REPORT	|	JUNE 30, 2023	139

Notes to Financial Statements	(Cont.)

(ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board (for example, so-called
“broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments))); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

With respect to PIMCO Access Income Fund, the Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating, structuring, acquiring, disposing of and/or terminating specialized loans and other investments made by the Fund, any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called
“broker-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)) (for these purposes, it is understood that “portfolio transaction expenses” shall be interpreted broadly to include, by way of example and without limitation, any expenses relating to the Fund’s investments (including those made by a subsidiary of the Fund) in commercial and residential real estate, including for-sale
and
for-rent
housing, office, hotel, retail and industrial investments, and/or any other expenses incurred by a direct or indirect portfolio investment of the Fund, such as expenses paid directly by a portfolio investment and other expenses that are capitalized or otherwise embedded into the cost basis of a portfolio investment); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls/buy backs, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls/buy backs, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests (except as otherwise agreed to between PIMCO and any such fund or vehicle); (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing

140	PIMCO CLOSED-END FUNDS

June 30, 2023

and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine
matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its Shares under the Securities Act of 1933, as amended (the “Securities Act”), and with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, expenses associated with tender offers and other Share repurchases and redemptions; (xiii) fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action
and/or other relief from the SEC in connection with the operation of a managed distribution plan (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

With respect to PIMCO Dynamic Income Opportunities Fund, the Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called
“broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of trustees, shareholder proposals or other non-routine
matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act, and the rules and regulations thereunder, and the initial registration of its Shares under the Securities Act of 1933, as amended, and with respect to Share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, expenses associated with tender offers and other repurchases and redemptions, and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action
and/or other relief from the SEC in connection with the operation of a managed distribution plan; and (xiii) expenses of the Fund which are capitalized in accordance with U.S. GAAP Without limiting the generality or scope of the foregoing, it is understood that the Funds may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third party.

Each of the Trustees of the Funds who is not an interested person under Section 2(a)(19) of the Act, (the “Independent Trustees”), also serves as a trustee of a number of other closed-end
funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO
Closed-End
Funds”), as well as PIMCO California Flexible Municipal Income Fund, PIMCO Flexible Emerging Markets Income Fund, PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund”

ANNUAL REPORT	|	JUNE 30, 2023	141

Notes to Financial Statements	(Cont.)

and PIMCO Managed Accounts Trust, an
open-end
management investment company with multiple series for which PIMCO serves as investment adviser and administrator.

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended June 30, 2023, were as follows (amounts in thousands
†
):

Fund Name	Purchases	Sales	Realized Gain/(Loss)

PCM Fund, Inc.	$0	$4,573	$(53)

PIMCO Global StocksPLUS ® & Income Fund	129	3,663	(58)

PIMCO Strategic Income Fund, Inc.	3,517	6,837	(176)

PIMCO Access Income Fund	3,764	33,994	(1,402)

PIMCO Dynamic Income Fund	0	102,196	(1,151)

PIMCO Dynamic Income Opportunities Fund	289	67,813	(2,224)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
11. GUARANTEES AND INDEMNIFICATIONS

Under the organizational documents of PIMCO Global StocksPLUS
®
 & Income Fund, PIMCO Access Income Fund, PIMCO Dynamic Income Fund and PIMCO Dynamic Income Opportunities Fund, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Under the organizational documents of PCM Fund, Inc., and PIMCO Strategic Income Fund, Inc., each Director and officer is indemnified to the fullest extent permitted by Maryland law and the Act. For PCM Fund, Inc., employees and agents of the Fund are indemnified to the maximum extent permitted by Maryland law and the Act. For PIMCO Strategic Income Fund, Inc., employees and agents of the Fund may be indemnified to the extent determined by the Board and subject to the limitations of the Act. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups
and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2023, were as follows (amounts in thousands
†
):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PCM Fund, Inc.	$0	$0	$29,170	$31,300

PIMCO Global StocksPLUS ® & Income Fund	612,043	605,933	18,242	37,773

PIMCO Strategic Income Fund, Inc.	3,103,276	2,915,748	64,710	107,993

PIMCO Access Income Fund	1,508	862	332,367	386,837

PIMCO Dynamic Income Fund	5,437	3,369	1,861,277	1,491,786

PIMCO Dynamic Income Opportunities Fund	4,306	10,394	435,420	839,563

†	A zero balance may reflect actual amounts rounding to less than one thousand.

142	PIMCO CLOSED-END FUNDS

June 30, 2023

13. COMMON SHARES OFFERING

PCM Fund, Inc. has the authority to issue 300 million shares of $0.001 par value common stock. PIMCO Strategic Income Fund, Inc. has the authority to issue 500 million shares of $0.00001 par value common stock. PIMCO Access Income Fund (“PAXS”) has the authority to issue 43.3 million shares of $0.00001 par value common shares. Each of PIMCO Global StocksPLUS
®
 & Income Fund, PIMCO Dynamic Income Fund (“PDI”) and PIMCO Dynamic Income Opportunities Fund (“PDO”) has been authorized to issue an unlimited number of common shares at a par value of $0.00001 per share (each of the foregoing Fund’s shares as the context requires, “Common Shares”).

As of the end of the reporting period, PDI had an effective registration statement on file with the SEC authorizing the Fund to issue shares through the “shelf” registration process pursuant to Rule 415 under the Securities Act (each, a “Shelf Registration Statement”). Pursuant to such Shelf Registration Statement, PDI may offer and sell Common Shares having an aggregate offering value of up to $1,000,000,000. PDI may have had one or more prior Shelf Registration Statements in effect during this and/or previous fiscal periods authorizing the sale of additional Common Shares.
As of the end of the reporting period, PDO had an effective registration statement on file with the SEC authorizing the Fund to issue shares through the “shelf” registration process pursuant to Rule 415 under the Securities Act. Pursuant to such Shelf Registration Statement, PDO may offer and sell Common Shares having an aggregate offering value of up to $500,000,000.

PDI and PDO have each entered into a sales agreement (a “Sales Agreement”) with JonesTrading Institutional Services LLC (“JonesTrading”), pursuant to which each respective Fund may offer and sell its Common Shares offered by an applicable prospectus supplement through JonesTrading as its agent in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. Each Fund will pay JonesTrading compensation of up to 1.00% of the gross proceeds with respect to sales of the Common Shares actually effected by JonesTrading under its respective Sales Agreement.

The aggregate dollar amount of Common Shares registered under PDI’s and PDO’s Shelf Registration Statement as of the end of the periods described below, as well as the number of Common Shares sold and the total amount of offering proceeds (net of offering costs, if any) received by the Fund under one or more Shelf Registration Statements during the Fund’s most recent and prior fiscal periods, were as follows:

	PDI		PDO

	Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/23	Year Ended 06/30/22

Common Shares registered (aggregate $)	$1,000,000,000	$1,000,000,000	$500,000,000	$0

Common Shares sold	33,640,810	7,210,365	37,311	0

Common Shares sold in Reorganization	0	147,078,552	N/A	N/A

Offering proceeds (net of offering costs)	659,396,856	181,490,778	526,677	0

Offering proceeds (net of offering costs) in Reorganization	0	3,562,154,298	N/A	N/A

A Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices.

14. BASIS FOR CONSOLIDATION

PIMCO Access Income Fund, PIMCO Dynamic Income Fund, and PIMCO Dynamic Income Opportunities Fund’s subsidiaries were each formed as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. Each Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its subsidiaries. Accordingly, the consolidated financial statements include the accounts of each Fund and its subsidiaries.

ANNUAL REPORT	|	JUNE 30, 2023	143

Notes to Financial Statements	(Cont.)

All inter-company transactions and balances have been eliminated. This structure was established so that certain investments could be held by a separate legal entity from the Fund. See the table below for details regarding the structure, incorporation and relationship as of period end of the subsidiaries.

Fund name	Subsidiary	Date of Formation	Subsidiary % of Consolidated Fund Net Assets †

PIMCO Access Income Fund	PAXSLS I LLC	12/13/2021	2.7%

PIMCO Access Income Fund	RLM 4355 LLC	12/13/2021	0.0%

PIMCO Dynamic Income Fund	PCILS I LLC	03/07/2013	0.7%

PIMCO Dynamic Income Fund	PDILS I LLC	03/12/2013	2.2%

PIMCO Dynamic Income Opportunities Fund	PDOLS I LLC	01/15/2021	0.9%

PIMCO Dynamic Income Opportunities Fund	RLM 4365 LLC	01/15/2021	0.0%

†	A zero balance may reflect actual amounts rounding to less than 0.01%.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

In June 2023, PIMCO entered into a settlement agreement with the SEC related to certain disclosures in PIMCO Global StocksPLUS & Income Fund’s 2014 and 2015 annual shareholder reports regarding the Fund’s use of paired interest rate swaps in its portfolio. The Fund was not party to the settlement. The settlement resolves the SEC’s investigation of this matter.

The foregoing speaks only as of the date of this report.

16. REORGANIZATION

The Board approved the reorganization (the “Reorganization”) of PIMCO Income Opportunity Fund and PIMCO Dynamic Credit and Mortgage Income Fund (each an “Acquired Fund”) with and into PIMCO Dynamic Income Fund (the “Acquiring Fund”). Pursuant to the Reorganization, shareholders of the Acquired Funds became shareholders of the Acquiring Fund. The Reorganization was completed upon the close of business on December 10, 2021. The transaction was structured to qualify as a tax-free
reorganization under Section 368(a) of the Internal Revenue Code (the “Code”). In the Reorganization, the Acquiring Fund acquired all of the assets and assumed of all the liabilities of each of the Acquired Funds in exchange for newly-issued common shares of the Acquiring Fund (“Merger Shares”). Shareholders of the Acquired Funds received Merger Shares (and cash in lieu of fractional Merger Shares, if any), equal to the aggregate net asset value of their holdings of each Acquired Fund, as applicable. The exchange was based on the net asset value per common share (“NAV”) of the Acquiring Fund and each of the Acquired Funds as of the close of business on December 10, 2021. The investment portfolios of the Acquired Funds, with an aggregate fair value of approximately $6,239,358,055 and aggregate identified cost of approximately $6,269,110,151 as of the date of the Reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from each Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the Reorganization (amounts in thousands):

	Shares Outstanding	Net Assets	Net Assets Value Per Share	Net Unrealized Appreciation (Depreciation)
Acquired Fund

PIMCO Income Opportunity Fund	21,513	$494,490	$22.99	$2,056

PIMCO Dynamic Credit and Mortgage Income Fund	154,747	3,067,680	19.82	(31,809)
Acquiring Fund

PIMCO Dynamic Income Fund	73,058	1,769,430	24.22	1,387
Post Reorganization

Acquiring Fund

PIMCO Dynamic Income Fund	220,137	5,331,584	24.22	(28,366)

144	PIMCO CLOSED-END FUNDS

June 30, 2023

PIMCO paid all fees and expenses, including legal and accounting expenses, printing and mailing expenses, or other similar expenses incurred in connection with the Reorganization transaction, excluding transaction costs in connection with the purchase or sale of portfolio securities, if any. Assuming the Reorganization had been completed on July 1, 2021, the pro forma results of operations for the period ended June 30, 2022, are as follows (amounts in thousands):

Net Income	$603,000

Net realized and unrealized gain/loss	(1,013,276)

Total increase in net assets from investments operations	$(410,276)

17. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.
A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2023, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of June 30, 2023, the components of distributable taxable earnings are as follows (amounts in thousands
†
):

	Undistributed Ordinary Income (1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (2)	Other Book-to-Tax Accounting Differences (3)	Accumulated Capital Losses (4)	Qualified Late-Year Loss Deferral - Capital (5)	Qualified Late-Year Loss Deferral - Ordinary (6)	Total Components of Distributable Earnings

PCM Fund, Inc.	$0	$0	$(15,611)	$(953)	$(14,065)	$0	$0	$(30,629)

PIMCO Global StocksPLUS ® & Income Fund	819	0	(16,420)	(782)	(36,713)	0	0	(53,096)

PIMCO Strategic Income Fund, Inc.	0	0	(52,861)	(2,322)	(86,089)	0	(6,667)	(147,939)

PIMCO Access Income Fund	0	0	(162,627)	(6,574)	(50,404)	0	(6,458)	(226,063)

PIMCO Dynamic Income Fund	0	0	(1,411,082)	(57,941)	(664,212)	0	(134,226)	(2,267,461)

PIMCO Dynamic Income Opportunities Fund	0	0	(573,903)	(14,181)	(180,558)	0	(37,294)	(805,936)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)
Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, passive foreign investment companies (PFICs), interest accrued on defaulted securities, return of capital distributions from underlying funds, grantor trusts and partnerships.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year end.
(4)	Capital losses available to offset future net capital gains as shown below.
(5)	Capital losses realized during the period November 1, 2022 through June 30, 2023, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)
Specified losses realized during the period November 1, 2022 through June 30, 2023 and Ordinary losses realized during the period January 1, 2023 through June 30, 2023, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2023, the Funds had the following post-effective capital losses with no expiration (amounts in thousands
†
):

	Short-Term	Long-Term

PCM Fund, Inc.	$1,206	$12,859

PIMCO Global StocksPLUS ® & Income Fund	24,926	11,787

PIMCO Strategic Income Fund, Inc.	32,348	53,741

PIMCO Access Income Fund	37,291	13,113

PIMCO Dynamic Income Fund*	293,082	371,130

PIMCO Dynamic Income Opportunities Fund	20,765	159,793

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*
Portion of amount represents realized loss and recognized built-in loss under IRC Sections 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

ANNUAL REPORT	|	JUNE 30, 2023	145

Notes to Financial Statements	(Cont.)	June 30, 2023

As of June 30, 2023, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands
†
):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)

PCM Fund, Inc.	$164,687	$12,810	$(28,422)	$(15,612)

PIMCO Global StocksPLUS ® & Income Fund	167,065	20,230	(36,580)	(16,350)

PIMCO Strategic Income Fund, Inc.	620,210	45,602	(98,523)	(52,921)

PIMCO Access Income Fund	1,379,603	30,868	(193,994)	(163,126)

PIMCO Dynamic Income Fund	9,329,497	498,098	(1,903,514)	(1,405,416)

PIMCO Dynamic Income Opportunities Fund	2,962,404	50,311	(623,924)	(573,613)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)
Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and/or forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on hyperinflationary investments, swap contracts, straddle loss deferrals, passive foreign investment companies (PFICs), interest accrued on defaulted securities, return of capital distributions from underlying funds, grantor trusts, and partnerships.

For the fiscal years ended June 30, 2023 and June 30, 2022, respectively, the Funds made the following tax basis distributions (amounts in thousands
†
):

	June 30, 2023			June 30, 2022

	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)

PCM Fund, Inc.	$8,675	$0	$2,703	$10,961	$0	$303

PIMCO Global StocksPLUS ® & Income Fund	9,334	0	0	9,228	0	0

PIMCO Strategic Income Fund, Inc.	27,542	0	135	26,999	0	320

PIMCO Access Income Fund	98,875	0	0	20,531	0	0

PIMCO Dynamic Income Fund	803,703	0	0	391,635	0	0

PIMCO Dynamic Income Opportunities Fund	275,384	0	0	208,371	904	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)
A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in
capital to more appropriately conform financial accounting to tax accounting.

18. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On July 03, 2023, the following distributions were declared to common shareholders payable August 01, 2023 to shareholders of record on July 13, 2023:

PCM Fund, Inc.	$0.080000 per common share

PIMCO Global StocksPLUS ® & Income Fund	$0.069000 per common share

PIMCO Strategic Income Fund, Inc.	$0.051000 per common share

PIMCO Access Income Fund	$0.149400 per common share

PIMCO Dynamic Income Fund	$0.220500 per common share

PIMCO Dynamic Income Opportunities Fund	$0.127900 per common share
On August 01, 2023, the following distributions were declared to common shareholders payable September 01, 2023 to shareholders of record on August 11, 2023:

PCM Fund, Inc.	$0.080000 per common share

PIMCO Global StocksPLUS ® & Income Fund	$0.069000 per common share

PIMCO Strategic Income Fund, Inc.	$0.051000 per common share

PIMCO Access Income Fund	$0.149400 per common share

PIMCO Dynamic Income Fund	$0.220500 per common share

PIMCO Dynamic Income Opportunities Fund	$0.127900 per common share

There were no other subsequent events identified that require recognition or disclosure.

146	PIMCO CLOSED-END FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of PCM Fund, Inc. and PIMCO Strategic Income Fund, Inc. and the Board of Trustees and Shareholders of PIMCO Global StocksPLUS
®
 & Income Fund, PIMCO Access Income Fund, PIMCO Dynamic Income Fund and PIMCO Dynamic Income Opportunities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (hereafter collectively referred to as the “Funds”) as of June 30, 2023, the related statements of operations, of cash flows, and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of each of their operations and each of their cash flows, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

PCM Fund, Inc. (1)
PIMCO Global StocksPLUS
®
 & Income Fund (1)
PIMCO Strategic Income Fund, Inc. (1)
PIMCO Access Income Fund (2)
PIMCO Dynamic Income Fund (3)
PIMCO Dynamic Income Opportunities Fund (4)

(1) Statement of assets and liabilities, including the schedule of investments, as of June 30, 2023, and the related statements of operations and cash flows for the year ended June 30, 2023, statement of changes in net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the five years in the period ended June 30, 2023
(2) Consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of June 30, 2023, and the related consolidated statements of operations and cash flows for the year ended June 30, 2023, and the consolidated statement of changes in net assets and the consolidated financial highlights for the year ended June 30, 2023 and for the period January 31, 2022 (inception date) through June 30, 2022
(3) Consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of June 30, 2023, and the related consolidated statements of operations and cash flows for the year ended June 30, 2023, consolidated statement of changes in net assets for each of the two years in the period ended June 30, 2023 and the consolidated financial highlights for the years ended June 30, 2023, 2022, 2021, 2020, 2019, 2018, 2017, 2016, the period from April 1, 2015 to June 30, 2015, and the years ended March 31, 2015 and 2014
(4) Consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of June 30, 2023, and the related consolidated statements of operations and cash flows for the year ended June 30, 2023, consolidated statement of changes in net assets for each of the two years in the period ended June 30, 2023 and the consolidated financial highlights for the years ended June 30, 2023, 2022 and the period from January 29, 2021 (inception date) through June 30, 2021

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri

August 25, 2023

We have served as the auditor of one or more investment companies in PIMCO Taxable
Closed-End
Funds since 1995.

ANNUAL REPORT	|	JUNE 30, 2023	147

Glossary:	(abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	RBC	Royal Bank of Canada

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	RCE	Royal Bank of Canada Europe Limited

BNY	Bank of New York Mellon	GLM	Goldman Sachs Bank USA	RCY	Royal Bank of Canada

BOA	Bank of America N.A.	GST	Goldman Sachs International	RDR	RBC Capital Markets LLC

BOM	Bank of Montreal	IND	Crédit Agricole Corporate and Investment Bank S.A.	RTA	RBC (Barbados) Trading Bank Corp.

BOS	BofA Securities, Inc.	JML	JP Morgan Securities Plc	RYL	NatWest Markets Plc

BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.	SAL	Citigroup Global Markets, Inc.

BRC	Barclays Bank PLC	JPS	J.P. Morgan Securities LLC	SBI	Citigroup Global Markets Ltd.

BYL	Barclays Bank PLC London Branch	MBC	HSBC Bank Plc	SCX	Standard Chartered Bank, London

BYR	The Bank of Nova Scotia - Toronto	MEI	Merrill Lynch International	SOG	Societe Generale Paris

CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.

CDC	Natixis Securities Americas LLC	MYC	Morgan Stanley Capital Services LLC	TDM	TD Securities (USA) LLC

CDI	Natixis Singapore	MYI	Morgan Stanley & Co. International PLC	TOR	The Toronto-Dominion Bank

CEW	Canadian Imperial Bank of Commerce World Markets	MZF	Mizuho Securities USA LLC	UAG	UBS AG Stamford

CIB	Canadian Imperial Bank of Commerce	NGF	Nomura Global Financial Products, Inc.	UBS	UBS Securities LLC

DBL	Deutsche Bank AG London	NOM	Nomura Securities International, Inc.	WFS	Wells Fargo Securities, LLC

DUB	Deutsche Bank AG

Currency Abbreviations:

ARS	Argentine Peso	CZK	Czech Koruna	MXN	Mexican Peso

AUD	Australian Dollar	EUR	Euro	PEN	Peruvian New Sol

BRL	Brazilian Real	GBP	British Pound	PLN	Polish Zloty

CAD	Canadian Dollar	HUF	Hungarian Forint	TWD	Taiwanese Dollar

CHF	Swiss Franc	IDR	Indonesian Rupiah	USD (or $)	United States Dollar

CNH	Chinese Renminbi (Offshore)	INR	Indian Rupee	ZAR	South African Rand

CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	EUR012M	12 Month EUR Swap Rate	PRIME	Daily US Prime Rate

BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR01M	1 Month USD-LIBOR	S&P 500	Standard & Poor’s 500 Index

BP0003M	3 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR	SOFR	Secured Overnight Financing Rate

EUR001M	1 Month EUR Swap Rate	LIBOR06M	6 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate

EUR003M	3 Month EUR Swap Rate	NDDUEAFE	MSCI EAFE Index	US0003M	ICE 3-Month USD LIBOR

EUR006M	6 Month EUR Swap Rate	PENAAA	Penultimate AAA Sub-Index

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBA	To-Be-Announced

BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined

BRL-CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

CBO	Collateralized Bond Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap

CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

148	PIMCO CLOSED-END FUNDS

Federal Income Tax Information	(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.
  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2023 ordinary income dividend that qualifies for the corporate dividend corporate dividend received deduction is set forth below:

Qualified Dividend Income.
  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended June 30, 2023 was designated as “qualified dividend income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2023:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).
  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2023 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2023 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

Section 163(j) Interest Dividends.
  The Funds intend to pass through the maximum amount allowable as Section 163(j) Interest defined in Proposed Treasury
Section 1.163(j)-1(b).
The 163(j) percentage of ordinary income distributions are as follows:

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s) †	Qualified Short-Term Capital Gains (000s) †	163(j) Interest Dividends (000s) †

PCM Fund, Inc.	0.00%	0.00%	$8,675	$0	$7,721

PIMCO Global StocksPLUS ® & Income Fund	0.00%	0.00%	6,335	0	6,745

PIMCO Strategic Income Fund, Inc.	0.00%	0.00%	27,542	0	15,178

PIMCO Access Income Fund	0.00%	1.22%	96,619	0	62,834

PIMCO Dynamic Income Fund	0.00%	0.00%	803,703	0	3,066

PIMCO Dynamic Income Opportunities Fund	0.00%	0.00%	227,550	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2024, you will be advised on IRS Form
1099-DIV
as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

Section
 199A Dividends.
  Non-corporate
fund shareholders of the funds below meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to the shareholders by the funds as IRC section 199A dividends. The IRC section 199A percentage of ordinary dividends are as follows:

199A Dividends

PCM Fund, Inc.	0.00%

PIMCO Global StocksPLUS ® & Income Fund	0.00%

PIMCO Strategic Income Fund, Inc.	0.00%

PIMCO Access Income Fund	0.00%

PIMCO Dynamic Income Fund	0.00%

PIMCO Dynamic Income Opportunities Fund	1.64%

ANNUAL REPORT	|	JUNE 30, 2023	149

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule
19a-1(e)
under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2023 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form
1099-DIV
(for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PCM Fund, Inc.	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2023	$0.0518	$0.0000	$0.0282	$0.0800

February 2023	$0.0576	$0.0000	$0.0224	$0.0800

March 2023	$0.0800	$0.0000	$0.0000	$0.0800

April 2023	$0.0727	$0.0000	$0.0073	$0.0800

May 2023	$0.0700	$0.0000	$0.0100	$0.0800

June 2023	$0.0497	$0.0000	$0.0303	$0.0800

PIMCO Global StocksPLUS ® & Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2023	$0.0690	$0.0000	$0.0000	$0.0690

February 2023	$0.0690	$0.0000	$0.0000	$0.0690

March 2023	$0.0690	$0.0000	$0.0000	$0.0690

April 2023	$0.0690	$0.0000	$0.0000	$0.0690

May 2023	$0.0690	$0.0000	$0.0000	$0.0690

June 2023	$0.0690	$0.0000	$0.0000	$0.0690

PIMCO Strategic Income Fund, Inc.	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2023	$0.0445	$0.0000	$0.0065	$0.0510

February 2023	$0.0369	$0.0000	$0.0141	$0.0510

March 2023	$0.0510	$0.0000	$0.0000	$0.0510

April 2023	$0.0461	$0.0000	$0.0049	$0.0510

May 2023	$0.0450	$0.0000	$0.0060	$0.0510

June 2023	$0.0494	$0.0000	$0.0016	$0.0510

PIMCO Dynamic Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2023	$0.2205	$0.0000	$0.0000	$0.2205

February 2023	$0.2205	$0.0000	$0.0000	$0.2205

March 2023	$0.2205	$0.0000	$0.0000	$0.2205

April 2023	$0.2205	$0.0000	$0.0000	$0.2205

May 2023	$0.2205	$0.0000	$0.0000	$0.2205

June 2023	$0.2205	$0.0000	$0.0000	$0.2205

PIMCO Dynamic Income Opportunities Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2023	$0.1279	$0.0000	$0.0000	$0.1279

February 2023	$0.1279	$0.0000	$0.0000	$0.1279

March 2023	$0.1279	$0.0000	$0.0000	$0.1279

April 2023	$0.1279	$0.0000	$0.0000	$0.1279

May 2023	$0.1279	$0.0000	$0.0000	$0.1279

June 2023	$0.1279	$0.0000	$0.0000	$0.1279

150	PIMCO CLOSED-END FUNDS

(Unaudited)

PIMCO Access Income Fund	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2023	$0.1494	$0.0000	$0.0000	$0.1494

February 2023	$0.1494	$0.0000	$0.0000	$0.1494

March 2023	$0.1494	$0.0000	$0.0000	$0.1494

April 2023	$0.1494	$0.0000	$0.0000	$0.1494

May 2023	$0.1494	$0.0000	$0.0000	$0.1494

June 2023	$0.1494	$0.0000	$0.0000	$0.1494

*
The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

ANNUAL REPORT	|	JUNE 30, 2023	151

Shareholder Meeting Results

PCM Fund, Inc. and PIMCO Dynamic Income Opportunities Fund held their annual meetings of shareholders on April 26, 2023. Shareholders voted as indicated below:

PCM Fund, Inc. — PCM

The Common Shareholders of PCM, voting as a single class, voted as indicated below with respect to the election of Kathleen A. McCartney and the re-election of
David N. Fisher as Directors of PCM.

	Affirmative	Withheld Authority

Election of Kathleen A. McCartney — Class II to serve until the annual meeting held during the 2025-2026 fiscal year	7,825,685	533,836

Re-election of David N. Fisher † — Class II to serve until the annual meeting held during the 2025-2026 fiscal year	7,825,685	533,836

†	Interested Trustee

The other members of the Board of Directors at the time of the meeting, namely, Mses. Sarah E. Cogan, Deborah A. DeCotis and E. Grace Vandecruze and Messrs. Joseph B. Kittredge, Jr., John C. Maney and Alan Rappaport continued to serve as Directors of the Fund.

PIMCO Dynamic Income Opportunities Fund — PDO

The Common Shareholders of PDO, voting as a single class, voted as indicated below with respect to the election of Kathleen A. McCartney and the re-election of
Sarah E. Cogan and E. Grace Vandecruze as Trustees of PDO.

	Affirmative	Withheld Authority

Election of Kathleen A. McCartney — Class II to serve until the annual meeting held during the 2025-2026 fiscal year	80,357,062	2,839,137

Re-election of Sarah E. Cogan — Class II to serve until the annual meeting held during the 2025-2026 fiscal year	80,357,062	2,839,137

Re-election of E. Grace Vandecruze — Class II to serve until the annual meeting held during the 2025-2026 fiscal year	80,357,062	2,839,137

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Joseph B. Kittredge, Jr., John C. Maney, Alan Rappaport and David N. Fisher continued to serve as Trustees of the Fund.

PIMCO Strategic Income Fund, Inc., PIMCO Global StocksPLUS & Income Fund and PIMCO Dynamic Income Fund held their annual meetings of shareholders on June 29, 2023.

PIMCO Strategic Income Fund, Inc. — RCS

The Common Shareholders of RCS, voting as a single class, voted as indicated below with respect to the election of Kathleen A. McCartney and Libby D. Cantrill and the re-election of
E. Grace Vandecruze and Joseph B. Kittredge, Jr. as Directors of RCS.

	Affirmative	Withheld Authority

Election of Kathleen McCartney — Class II to serve until the annual meeting held during the 2025-2026 fiscal year	28,477,109	2,065,019

Election of Libby Cantrill † — Class I to serve until the annual meeting held during the 2024-2025 fiscal year	28,477,109	2,065,019

Re-election of E. Grace Vandecruze — Class II to serve until the annual meeting held during the 2025-2026 fiscal year	28,477,080	2,065,048

Re-election of Joseph B. Kittredge, Jr. — Class II to serve until the annual meeting held during the 2025-2026 fiscal year	28,477,080	2,065,048

†	Interested Trustee

The other members of the Board of Directors at the time of the meeting, namely, Mses. Sarah E. Cogan and Deborah A. DeCotis and Messrs. Alan Rappaport and David N. Fisher and continued to serve as Directors of the Fund.

PIMCO Global StocksPLUS & Income Fund — PGP

The Common Shareholders of PGP, voting as a single class, voted as indicated below with respect to the election of Kathleen A. McCartney and the re-election Sarah
E. Cogan, Deborah A. DeCotis and Alan Rappaport as Trustees of PGP.

	Affirmative	Withheld Authority

Election of Kathleen A. McCartney — Class I to serve until the annual meeting held during the 2023-2024 fiscal year	7,481,996	474,085

Re-election of Debora A. DeCotis. — Class III to serve until the annual meeting held during the 2025-2026 fiscal year	7,481,996	474,085

Re-election of Sarah E. Cogan — Class III to serve until the annual meeting held during the 2025-2026 fiscal year	7,481,996	474,085

Re-election of Alan Rappaport — Class III to serve until the annual meeting held during the 2025-2026 fiscal year	7,481,996	474,085

152	PIMCO CLOSED-END FUNDS

(Unaudited)

The other members of the Board of Trustees at the time of the meeting, Ms. E. Grace Vandecruze and Messrs. Joseph B. Kittredge, Jr. and David N. Fisher continued to serve as Trustees of the Fund.

PIMCO Dynamic Income Fund — PDI

The Common Shareholders of PDI, voting as a single class, voted as indicated below with respect to the election of Kathleen A. McCartney and the re-election of
E. Grace Vandecruze, Joseph B. Kittredge, Jr. and David N. Fisher as Trustees of PDI.

	Affirmative	Withheld Authority

Election of Kathleen A. McCartney — Class I to serve until the annual meeting held during the 2024-2025 fiscal year	181,414,045	6,675,977

Re-election of E. Grace Vandecruze — Class II to serve until the annual meeting held during the 2025-2026 fiscal year	181,412,295	6,677,727

Re-election of Joseph B. Kittredge, Jr. — Class II to serve until the annual meeting held during the 2025-2026 fiscal year	181,415,878	6,674,144

Re-election of David N. Fisher † — Class II to serve until the annual meeting held during the 2025-2026 fiscal year	181,414,776	6,675,246

The other members of the Board of Trustees at the time of the meeting, Mses. Sarah E. Cogan and Deborah A. DeCotis and Mr. Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

ANNUAL REPORT	|	JUNE 30, 2023	153

Changes to Board of Trustees	(Unaudited)

Effective July 1, 2022, the Board of Trustees or Directors, as applicable, appointed Ms. Kathleen McCartney as a Class I Trustee of PIMCO Global StocksPLUS
®
 & Income Fund, a Class II Trustee or Director, as applicable, of PIMCO Dynamic Income Opportunities Fund, PCM Fund, Inc and PIMCO Strategic Income Fund, Inc. and a Class III Trustee of PIMCO Access Income Fund and PIMCO Dynamic Income Fund. Effective April 30, 2023, Ms. McCartney, who was previously a Class III Trustee of PIMCO Dynamic Income Fund, became a Class I Trustee of PIMCO Dynamic Income Fund.

Effective December 31, 2022, Mr. William B. Ogden, IV retired from his position as Trustee of the Funds.

Effective April 30, 2023, Mr. John C. Maney retired from his position as Trustee of the Funds.

Effective April 30, 2023, the Board of Directors or Trustees, as applicable, appointed Ms. Libby D. Cantrill as a Class I Director, of PCM Fund, Inc. and PIMCO Strategic Income Fund, Inc., a Class II Trustee of PIMCO Access Income Fund and a Class III Trustee of PIMCO Dynamic Income Opportunities Fund.

Effective June 30, 2023, the Board of Trustees appointed Ms. Libby D. Cantrill as a Class II Trustee of PIMCO Global StocksPLUS
®
 & Income Fund and Class III PIMCO Dynamic Income Fund.

154	PIMCO CLOSED-END FUNDS

Dividend Reinvestment Plan	(Unaudited)

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation
  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of a Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.astfinancial.com, by calling (844) 33-PIMCO, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan
  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of a Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.

Fees and expenses
  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees
  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your

ANNUAL REPORT	|	JUNE 30, 2023	155

Dividend Reinvestment Plan	(Cont.)	(Unaudited)

name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences
  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number:
(844) 33-PIMCO;
www.astfinancial.com.

156	PIMCO CLOSED-END FUNDS

Additional Information Regarding the Funds	(Unaudited)

CHANGES OCCURRING DURING THE PRIOR FISCAL YEAR

The following information in this annual report is a summary of certain changes during the period since the Funds’ last annual report to shareholders was filed. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

1.
Effective December 22, 2022, the
non-fundamental
investment disclosure guideline governing the amount of leverage the PIMCO Global StocksPLUS & Income Fund can maintain and related asset segregation and coverage requirements that are no longer applicable to the Fund were removed. The Fund remains subject to other applicable leverage limitations under the Investment Company Act of 1940, as amended (the “1940 Act”), and related rules.

2.
The PIMCO Dynamic Income Opportunities Fund may originate loans. Related disclosure has been added to the Fund’s principal investment strategies and principal risks. Please see below for further details:

The Fund may seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans, corporate loans, or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments.

When originating loans, the Fund is not restricted by any particular credit risk criteria and/or qualifications. The Fund also is not limited in the amount, size or type of loans it may originate, including with respect to a single borrower, other than pursuant to any applicable law. The loans the Fund originates may vary in maturity and/or duration. The Fund’s origination of loans may also be limited by the Fund’s intention to qualify as a regulated investment company. The Fund may seek to originate loans through its Subsidiaries (as defined herein, and for purposes of this disclosure, references to the Fund originating loans also shall refer to a loan originated by any applicable Subsidiary—accordingly, the Fund intends to “look through” any Subsidiary for purposes of determining compliance of loan-related investments with any applicable investment guidelines or covenants of any borrowings or preferred shares of the Fund, if any).

Borrowers of loans may be, but are not limited to, corporations and/or other legal entities and individuals, including foreign (non-U.S.) and emerging market entities and individuals. Direct loans between the Fund and a borrower may not be administered by an underwriter or agent bank. The Fund may provide financing to borrowers directly or through companies acquired (or created) and owned by or otherwise affiliated with the Fund. The terms of the direct loans, including the duration of the loan, may be negotiated with borrowers in private transactions. A loan may be secured or unsecured.

In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money on the loan. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan.

When engaging in direct lending, the Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, the Fund will often compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on and/or less advantageous terms of such loans, which could reduce Fund performance.

As part of its lending activities, the Fund may originate loans to entities that are experiencing significant financial or business difficulties, including entities involved in bankruptcy or other reorganization and liquidation proceedings or that are rated “below investment grade” by an NRSRO or not rated at all. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to entities experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for the Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Fund funds, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan.

ANNUAL REPORT	|	JUNE 30, 2023	157

Additional Information Regarding the Funds	(Cont.)

Various state licensing requirements could apply to the Fund with respect to the origination, acquisition, holding, servicing, foreclosure and/or disposition of loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Fund or PIMCO operates or has offices. In states in which it is licensed, the Fund or PIMCO will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Fund’s or PIMCO’s ability to take certain actions to protect the value of its holdings in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Fund’s or PIMCO’s license, which in turn could require the Fund to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which the Fund invests that hold similar assets, as well as any origination company or servicer in which the Fund owns an interest. Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.

In addition to laws governing the activities of lenders and servicers, certain states may require, or may in the future require, purchasers or holders of certain loans, including residential mortgage loans and unsecured consumer loans, to be licensed or registered in order to purchase, hold or foreclose such loans, or, in certain states, to collect a rate of interest above a specified rate. To the extent required or determined to be necessary or advisable by the Fund, the Fund will take appropriate steps intended to address any applicable state licensing requirements, which may include acquiring and holding such loans through structures designed to preempt state licensing laws, in order to pursue its objectives and strategies. To the extent the Fund (or its Subsidiary) obtains licenses or is required to comply with related regulatory requirements as a result of its investments, the Fund could be subject to increased costs and regulatory oversight by governmental authorities, which may have an adverse effect on its results or operations.

3.	The following principal risk disclosure has been added with respect to the PIMCO Dynamic Income Opportunities Fund:

Foreign Loan Originations Risk

The Fund may originate loans to foreign entities and individuals, including foreign
(non-U.S.)
and emerging markets entities and individuals. Such loans may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals. The foreign lending industry may be subject to less governmental supervision and regulation than exists in the United States; conversely, foreign regulatory regimes applicable to the lending industry may be more complex and more restrictive than those in the United States, resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as the Fund. Foreign lending may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the United States. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. The Fund’s loans to foreign entities and individuals may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies.

The Fund’s exposure to loans to foreign entities and individuals may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. In addition, fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the Fund’s exposure to loans to foreign entities and individuals. The Fund is unlikely to be able to pass through to its shareholders foreign income tax credits in respect of any foreign income taxes it pays.

Loan Origination Risk

The Fund may seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, assignments, participations, secured and unsecured notes, senior and

158	PIMCO CLOSED-END FUNDS

(Unaudited)

second lien loans, mezzanine loans, bridge loans or similar investments. The Fund may originate loans to corporations and/or other legal entities and individuals, including foreign
(non-U.S.)
and emerging market entities and individuals. Loans may carry significant credit risks (for example, a borrower may not have a credit rating or score or may have a rating or score that indicates significant credit risk). This may include loans to public or private firms or individuals, such as in connection with housing development projects. The loans the Fund invests in or originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. The Fund’s investment in or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Code in order to qualify as a RIC. The Fund may subsequently offer such investments for sale to third parties; provided, that there is no assurance that the Fund will complete the sale of such an investment. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund’s investments having high exposure to certain borrowers. The Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by the Fund and Common Shareholders.

Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund engages in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.

Unresolved Staff Comments

The Funds do not believe that there are any material unresolved written comments, received 180 days or more before June 30, 2023 from the Staff of the SEC regarding any of the Funds’ periodic or current reports under the Securities Exchange Act or the 1940 Act, or their registration statements.

Portfolio Transactions

The aggregate amounts of brokerage commissions paid by the Funds during the fiscal year ended June 30, 2023 were as follows:

Fund Name	Total Commissions Paid	Commissions Paid to Affiliated Brokers

PCM Fund, Inc.	$436	0

PIMCO Global StocksPLUS ® & Income Fund	17,452	0

PIMCO Strategic Income Fund, Inc.	529	0

PIMCO Access Income Fund	269	0

PIMCO Dynamic Income Fund	9,213	0

PIMCO Dynamic Income Opportunities Fund	15,739	0

ANNUAL REPORT	|	JUNE 30, 2023	159

Principal Investment Strategies

The Funds’ Investment Objectives and Strategies

Unless otherwise noted, the information in this section is as of June 30, 2023.

The term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, a Fund may invest indirectly by investing in derivatives or through its wholly-owned subsidiaries (“Subsidiaries”), if applicable. The allocation of a Fund’s assets to a Subsidiary, if applicable, will vary over time and will likely not include all of the different types of investments described herein at any given time.

PCM Fund, Inc. (“PCM”)

The Fund’s primary investment objective is to achieve high current income. Capital gain from the disposition of investments is a secondary objective of the Fund.

The Fund seeks to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple fixed income sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans (including, but not limited to, bank and/or other syndicated loans and non-syndicated
(private direct) loans), convertible securities and stressed debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed securities, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed, distressed and defaulted issuers. The Fund cannot assure you that it will achieve its investment objectives, and you could lose all of your investment in the Fund.

Portfolio Management Strategies

Dynamic Allocation Strategy.
  In managing the Fund, the Fund’s investment manager, Pacific Investment Management Company LLC (“PIMCO” or the “Investment Manager”), employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down
investment decisions, including geographic and credit sector emphasis, the Fund focuses on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets.
PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist insights. As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in privately-issued (commonly known as “non-agency”) mortgage-related
securities. The Fund will observe other investment guidelines as summarized below.

Investment Selection Strategies.
  Once the Fund’s top-down, portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up,
disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality.
  The Fund may invest without limitation in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either
S&P Global Ratings (“S&P”) or Fitch, Inc. (“Fitch”)), or unrated but determined by PIMCO to be of comparable quality, and may invest without limit in securities of any rating. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty

160	PIMCO CLOSED-END FUNDS

(Unaudited)

a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.
  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Portfolio Contents

The Fund normally invests in a portfolio of debt obligations and other income-producing securities of any type and credit quality with varying maturities, including, among other investments, mortgage-related and other asset-backed securities, as well as related derivative instruments. The Fund expects to invest in mortgage-related and other asset-backed securities issued or sponsored by various public and private entities, which may include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”), residential and commercial mortgage-backed securities (some of which may be U.S. Government securities), privately-issued mortgage-related securities and any other type of mortgage-related or asset-backed securities issued on a public or private basis, including collateralized mortgage obligations (“CMOs”), adjustable rate mortgage-backed securities, stripped mortgage-backed securities, CMO residuals and mortgage pass-through securities. The Fund may invest in various levels of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. For the avoidance of doubt, equity or “first loss” tranches of mortgage-backed or asset-backed securities do not constitute equity interests for purposes of the Fund’s 20% limit on investments in equity interests described below. The Fund may also invest, as a third-party purchaser, in risk retention tranches of CMBS or other eligible securitizations, which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act.

The Fund’s portfolio of income-producing securities may also include, without limitation, bonds, debentures, notes, and other debt securities of U.S. and foreign
(non-U.S.)
corporate and other issuers, including commercial paper; asset-backed securities issued on a public or private basis; U.S. Government securities; obligations of foreign governments or their sub-divisions,
agencies and government sponsored enterprises
and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds);
payment-in-kind
securities;
zero-coupon
bonds; covenant-lite obligations; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; credit-linked trust instruments; structured credit products; loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments); preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security and contingent convertible securities); collateralized bond obligations, collateralized loan obligations and other collateralized debt obligations; bank capital securities; and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters). At any given time and from time to time substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in debt securities of stressed issuers.

The Fund may invest without limitation in securities of U.S. issuers and without limitation in securities of foreign
(non-U.S.)
issuers, including in securities of issuers economically tied to “emerging market” countries, securities traded principally outside of the United States, and securities denominated in currencies other than the U.S. dollar. The Fund may also invest directly in foreign currencies, including local emerging market currencies, including local emerging market currencies.

As a matter of fundamental policy, the Fund normally invests at least 25% of its total assets (i.e., concentrates) in privately-issued (commonly known as
“non-agency”)
mortgage-related securities.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may use various derivatives strategies to manage (increase or decrease) the dollar-weighted

ANNUAL REPORT	|	JUNE 30, 2023	161

Principal Investment Strategies	(Cont.)

average effective duration of the Fund’s portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales to the extent that short positions do not represent more than 25% of the Fund’s total assets.

The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant
non-U.S.
jurisdiction, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or relevant provisions of applicable
non-U.S.
law, and other securities issued in private placements. The Fund may invest in securities of other open- or closed-end
investment companies (including those advised by PIMCO), including, without limitation, ETFs, to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use by certain registered investment companies advised by PIMCO in connection with their cash management activities. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments. The Fund may invest in real estate investment trusts (“REITs”). The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.
The Fund may invest without limitation in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities).

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.

Temporary Defensive Investments.
  The Fund may make short-term investments when attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO. Upon PIMCO’s recommendation, for temporary defensive purposes or in order to keep its cash fully invested, the Fund may deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objectives when it does so.

Use of Leverage

The Fund may obtain leverage through reverse repurchase agreements, dollar rolls or borrowings, such as through bank loans or commercial paper or other credit facilities.

The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales, when-issued, delayed delivery and forward commitment transactions, and selling credit default swaps. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements.

The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio.

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and selling credit default swaps, opportunistically and may

162	PIMCO CLOSED-END FUNDS

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choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

PIMCO Global StocksPLUS
®
& Income Fund (“PGP”)

The Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation.

The portfolio managers build a global equity and debt portfolio by investing, under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) in a combination of securities and instruments that provide exposure to stocks and/or produce income (the “80% policy”). The 80% policy is not considered to be fundamental by the Fund and can be changed without a vote of the Fund’s shareholders. The 80% policy may be changed by the Fund’s Board of Trustees following the provision of 60 days’ prior written notice to the Fund’s shareholders.

The Fund’s stock exposure (including for purposes of the 80% policy) may be obtained through stock holdings and/or through index and other derivative instruments that have economic characteristics similar to U.S. and
non-U.S.
stocks. Exposure to income-producing instruments may be obtained through the use of fixed income and other derivative instruments. The Fund cannot assure you that it will achieve its investment objective, and you could lose all of your investment in the Fund.

Asset Allocation and Periodic Rebalancing

The Fund’s equity index exposure generally is expected to equal 100% of its net assets (generally approximately 50% U.S. and 50%
non-U.S.).
The Fund’s equity index exposure will be rebalanced on a periodic basis (so that the U.S. and
non-U.S.
equity index exposure each will represent approximately 50% at the time of rebalance). It is anticipated that each periodic rebalancing will coincide with the settlement of relevant derivatives. These periodic rebalancings may result in additional transaction costs for the Fund and may increase the amount of capital gains (including short-term capital gains) realized by the Fund on which shareholders pay tax. Although the portfolio will be rebalanced periodically, it is expected that the relative percentage of the Fund’s equity derivatives exposure represented by U.S. and
non-U.S.
equity index exposure will vary during interim periods in relation to market fluctuations and other factors. Therefore, the Fund’s assets attributable to U.S. and
non-U.S.
equity exposure
may be materially higher or lower than the initial 50%/50% allocation described above, and the risk/return profile of the Fund (taken as a whole) will vary accordingly.

Portfolio Management Strategies

Equity Derivatives Strategies.
  The Fund generally expects to gain substantially all of its equity index exposure by investing in equity index derivatives based on the S&P 500 Index (i.e., the U.S. equity exposure) and the MSCI EAFE Index (i.e., the
non-U.S.
equity exposure). In the case of equity index swaps and futures contracts, the Fund seeks to receive a return that approximates total return (price appreciation or depreciation plus any dividends) of the relevant index while bearing implicit or explicit interest and transactional costs, including certain tax withholdings, if applicable. Any increase in return attributable to dividends will not be eligible for treatment to holders of the Fund’s common shares of beneficial interest as “qualified dividend income” and the Fund will not be able to recover any withholding taxes on foreign dividends. The Fund also may invest directly in common stocks, other equity instruments and other types of derivative instruments, such as options contracts and options on futures contracts, to gain equity exposure. In implementing the Fund’s derivatives strategies, PIMCO may use a variety of techniques designed to minimize transaction costs and to provide greater investment flexibility, such as utilizing multiple derivative counterparties, negotiating the terms of derivative instruments in which the Fund invests and analyzing the costs associated with different derivative instruments. The Fund is neither sponsored by nor affiliated with either index.

The Fund may hedge the foreign currency risk associated with its exposure to
non-U.S.
equities depending upon market conditions and other factors. The Fund reserves the flexibility to change its U.S. and
non-U.S.
benchmark indexes and related derivatives strategies.

Global Debt Securities Selection / Dynamic Allocation Strategy.
  The Fund’s actively managed collateral portfolio (the “Debt Portfolio”) will back the Fund’s equity index positions and will consist of income-producing debt securities having varying maturities and debt-related derivatives securities, including but not limited to interest rate swaps (including swaps that are paired) and other interest rate derivatives. In managing the Debt Portfolio, PIMCO employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down
investment decisions, including geographic and credit sector emphasis, PIMCO manages the Debt Portfolio with a focus on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging

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Principal Investment Strategies	(Cont.)

global credit markets. PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist insights.

Fund Current Distribution Strategies.
  The Fund’s monthly distributions are expected to include, among other possible sources, interest income from the Debt Portfolio and payments and premiums (characterized as capital for financial accounting purposes and as ordinary income for tax purposes) generated by certain types of interest rate derivatives. Strategies involving interest rate derivatives (including swaps that are paired) may attempt to capitalize on differences between short-term and long-term interest rates as part of the Fund’s duration and yield curve active management strategies. For instance, in the event that long-term interest rates are higher than short-term interest rates, the Fund may elect to pay a floating short-term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating payments as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate.

The Fund may enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a
10-year
U.S. treasury) that have different effective dates with respect to interest accrual time periods also for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies. In such a “paired swap transaction”, the Fund would generally enter into one or more interest rate swap agreements whereby the Fund agrees to make regular payments starting at the time the Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). The Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, the Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

The Fund may engage in investment strategies, including those investment strategies that employ the use of paired swaps transactions, the use of interest rate swaps to seek to capitalize on differences between short-term and long-term interest rates and other derivatives transactions, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value (“NAV”). The Fund’s income and gain-generating strategies, including certain derivatives strategies, may seek to generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or
non-U.S.
equity markets or the Fund’s debt investments, or arising from its use of derivatives. For instance, a significant portion of the Fund’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that the Fund will later realize a corresponding capital loss and potential decline in its NAV with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of the Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

The Fund’s index option strategy, to the extent utilized, seeks to generate payments and premiums from writing options that may offset some or all of the capital losses incurred as a result of paired swaps transactions. However, the Fund may use paired swap transactions to support monthly distributions where the index option strategy does not produce an equivalent amount of offsetting gains, including without limitation when such strategy is not being used to a significant extent. In addition, gains (if any) generated from the index option strategy may be offset by the Fund’s realized capital losses, including any available capital loss carryforwards.

The Fund generally will not include in its monthly distributions any gain that is derived from gains that are characterized as long-term capital gain for tax purposes (and is limited in its ability to do so by the Investment Company Act of 1940, as amended (the “1940 Act”)). The notional exposure of the interest rate derivatives in the Debt Portfolio may vary widely as a function of market conditions, including differences between short-term and longer-term interest rates and the Fund’s current investment strategies. (The notional amount of a derivative is the hypothetical underlying quantity upon which interest rate or other payment obligations are computed.) While the yield curve (a graph of bond yields available at a given moment in time) generally slopes upward (indicating that long-term interest rates are higher than short-term interest rates), there can be no assurance that this always will be the case and has not always recently been the case, and it is anticipated that the slope of the yield curve will vary to a significant degree across different market environments. In market environments in which the differences between short-term, intermediate-term and

164	PIMCO CLOSED-END FUNDS

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long-term interest rates are smaller than is typically the case (a flatter yield curve environment), the Fund may increase the notional exposure of its interest rate derivative positions. In certain market conditions, it is anticipated that the notional exposure of interest rate derivatives in the Debt Portfolio could be a multiple of the Fund’s total net assets. The Fund is required to identify any portion of its monthly distributions that are characterized as gains (for financial accounting purposes) or that otherwise are derived from any sources other than net income. The Fund cannot assure you as to any level of distributions that will be treated as ordinary income, cannot assure you as to any level of capital gains distributions and cannot assure you as to any ratio of monthly distributions to capital gain distributions.

Index Option Strategy.
  In implementing the Fund’s index option strategy, PIMCO may sell (“write”) call options on the S&P 500 Index and on futures on the S&P 500 Index. PIMCO does not intend to write index call options when the underlying notional value of the index call option positions exceeds the Fund’s net U.S. equity exposure —generally approximately 50% of the Fund’s net assets (i.e., the Fund does not intend to write “naked” positions) at each rebalance. The index option writing strategy is designed to produce gains from index option premiums.

The Fund expects that it normally will write call options whose terms to expiration range from one month to one year, although the Fund may write call options with both longer and shorter terms. PIMCO ordinarily will not write call options on individual equity securities but may write call options on exchange-traded funds and other similar instruments designed to correlate with the performance of the underlying equity index. PIMCO will actively manage the Fund’s index option positions using quantitative and statistical analysis that focuses on relative value and a weighing of risk versus return.

The Fund generally will write equity index call options that are
“out-of-the-money”
or
“at-the-money”
at the time of sale. The Fund generally will write
out-of-the-money
equity index call options with strike prices no more than 10% higher than the cash value of the index at the time of sale. The Fund reserves the flexibility to write equity index call options that are more or less out-of-the-money
as it deems appropriate depending upon market conditions and other factors. The Fund also reserves the flexibility to write equity index call options that are
“in-the-money.”

In addition to writing call options, the Fund also may purchase put options on the S&P 500 Index and on futures on the S&P 500 Index in an effort to protect against significant market declines affecting the U.S. equity markets as measured by the S&P 500 Index. However, because the Fund generally will purchase put options that are
“out-of-the-money,”
the Fund will not be fully covered against any market decline.
In addition to listed options, the Fund may write and purchase over-the
counter options, which are not originated and standardized by the Office of the Comptroller of the Currency or listed and traded on an options exchange (such as the Chicago Board Options Exchange or the International Securities Exchange).

Credit Quality.
  The Fund may invest without limitation in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s or below
BBB-
by either S&P or Fitch) or that are unrated but determined by PIMCO to be of comparable quality. The Fund normally will attempt to maintain in its Debt Portfolio debt securities with what PIMCO believes have an average credit quality that is at least investment grade. The Fund may invest in securities of stressed, distressed and defaulted issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.
  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Duration Management.
  The Debt Portfolio’s debt securities will generally have a low-
to intermediate- average portfolio duration, ranging from one year to a duration that is two years above the duration of the Bloomberg Capital U.S. Aggregate Index, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a low-
to intermediate- average portfolio duration, there is

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Principal Investment Strategies	(Cont.)

no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. The Fund may use various derivatives strategies to manage (increase or decrease) the dollar-weighted average effective duration of the Fund’s portfolio. PIMCO may also utilize certain strategies, including without limitation investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Portfolio Contents

Substantially all of the Fund’s assets ordinarily will be invested in the Debt Portfolio to back the Fund’s equity index positions. The types of debt securities (and related instruments) in which the Fund may invest include mortgage-related and other types of asset-backed securities (including collateralized loan obligations, collateralized debt obligations and collateralized mortgage obligations) issued on a public or private basis; government securities, including U.S. Government securities, sovereign debt and other obligations of
non-U.S.
governments or their
sub-divisions,
agencies and government sponsored enterprises, and obligations of international agencies and supranational entities, as well as municipal securities; bonds, debentures, notes, and other debt securities of U.S. and
non-U.S.
corporations and other issuers, issued publicly or through private placements, including convertible securities, covenant-lite obligations, contingent convertible securities, synthetic convertible securities and commercial paper, event-linked securities, inflation-indexed bonds, payment-in-kind
securities,
step-ups
zero-coupon
bonds, senior floating-rate loans (“Senior Loans”) and other secured and/or unsecured loans (including, but not limited to, bank and/or other syndicated loans and non-syndicated
(private direct) loans) and loan assignments and participations, bank capital securities, bank certificates of deposit, fixed time deposits and bankers’ acceptances. The Fund also may invest in preferred stock, structured notes and other hybrid instruments, credit-linked trust certificates, delayed funding loans, revolving credit facilities and REITs, and may use credit default swaps, other debt-related derivatives, interest rate swaps, forwards, futures and other interest rate derivatives. The rate of interest on the Fund’s debt security investments may be fixed, floating or variable. The Fund may invest in debt securities issued by companies with small and medium market capitalizations. The Fund may invest in various levels of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. The Fund may also invest, as a third-party purchaser, in risk retention tranches of CMBS or other eligible securitizations, which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act.

The Fund will actively manage the duration and yield curve exposure of the Debt Portfolio, in part through the use of a variety of interest rate derivatives, including but not limited to interest rate swaps, forwards and futures. These interest rate derivatives also may be used for other investment or risk management purposes, including to provide synthetic exposure to fixed or floating rate debt instruments, and to attempt to generate current income and gains. It currently is anticipated that the duration and yield curve active management strategies using interest rate derivatives will result in the generation of payments arising primarily from differences between short-term and long-term interest rates. As that difference gets smaller, the Fund would need to increase its notional exposure to interest rate derivatives in order to generate the same income for the Fund. These payments will be characterized as gain for financial accounting purposes and as ordinary income for tax purposes. In the event that long-term interest rates are higher than short-term interest rates, for example, the Fund may elect to pay a floating short-term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating return as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate. The notional exposure of the interest rate derivatives in the Debt Portfolio may vary widely as a function of market conditions, including differences between short-term
and longer-term interest rates, and the Fund’s current investment strategies.

The Fund may invest without limitation in securities of U.S. issuers and without limitation in securities of foreign
(non-U.S.)
issuers, securities traded principally outside of the United States and securities denominated in currencies other than the U.S. dollar. The Fund normally will have exposure to investments that are tied economically to at least three countries other than the United States. The Fund may invest without limit in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity (“short-term investment grade sovereign debt”), including short-term investment grade sovereign debt issued by emerging market issuers. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade

166	PIMCO CLOSED-END FUNDS

(Unaudited)

sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity).

The Fund may invest up to 30% of its total assets in Senior Loans made to corporations, partnerships and other business entities. Senior Loans typically pay interest at rates that are re-determined
periodically on the basis of a floating base lending rate plus a premium. Senior Loans generally hold the most senior position in the capital structure of a borrower and often are secured with collateral but may be of below investment grade quality and may involve significant credit risk.

The Fund may invest without limitation in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities).

The Fund may purchase securities that it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery, may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments) and may engage in short sales.

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant
non-U.S.
jurisdiction, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act, or relevant provisions of applicable
non-U.S.
law, and other securities issued in private placements. The Fund may invest in securities of other open- or closed-end
investment companies (including those advised by PIMCO), including, without limitation, ETFs, to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use by certain registered investment companies advised by PIMCO in connection with their cash management activities. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments. The Fund may invest in REITs. The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.

Temporary Defensive Investments.
  The Fund may make short-term investments when attempting to respond to adverse market, economic, political or other conditions, as determined by PIMCO. Upon PIMCO’s recommendation, for temporary defensive purposes or in order to keep its cash fully invested, the Fund may deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Use of Leverage

The Fund may obtain leverage through reverse repurchase agreements, dollar rolls or borrowings, such as through bank loans or commercial paper or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales, when-issued, delayed delivery and forward commitment transactions and selling credit default swaps. The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements.

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Principal Investment Strategies	(Cont.)

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

The Fund also may enter into transactions that may give rise to a form of financial leverage, such as, among others, reverse repurchase agreements, loans of portfolio securities, selling credit default swap contracts and engaging in other derivatives transactions, as well as when-issued, delayed delivery or forward commitment transactions.

PIMCO Strategic Income Fund, Inc. (“RCS”)

The Fund’s primary investment objective is to generate a level of income that is higher than that generated by high quality, intermediate-term U.S. debt securities. The Fund also seeks capital appreciation to the extent consistent with this objective.

Leveraging PIMCO’s core analytical and risk management capabilities, the Fund’s portfolio managers can select what they believe to be attractive issues across the full range of fixed income sectors including corporate debt, government and sovereign debt, mortgage-related and other asset-backed securities and other income-producing securities of varying maturities.

The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of income-producing securities of non-corporate
issuers, such as securities issued or guaranteed by the U.S. or foreign governments, mortgage-related and other asset-backed securities issued on a public or private basis, corporate debt obligations and other income-producing securities of varying maturities issued by U.S. or foreign (non U.S.) corporations or other business entities, including emerging market issuers, and municipal securities (the “80% policy”).

Portfolio Management Strategies

Dynamic Allocation Strategy.
  In managing the Fund, the Fund’s investment manager, PIMCO, employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down
investment decisions, including geographic and credit sector emphasis, the Fund focuses on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist insights.

Investment Selection Strategies.
  Once the Fund’s
top-down,
portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up,
disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality.
  The Fund may invest up to 20% of its total assets in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s or below
BBB-
by either S&P or Fitch), or unrated but determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

168	PIMCO CLOSED-END FUNDS

(Unaudited)

Independent Credit Analysis.
PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Portfolio Contents

For purposes of the Fund’s 80% policy, income-producing securities may include, without limitation, bonds, debentures, notes and other debt securities of U.S. and foreign
(non-U.S.)
corporate and other issuers, including commercial paper; asset-backed securities issued on a public or private basis; U.S. Government securities; obligations of foreign governments or their sub-divisions,
agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds);
payment-in-kind
securities;
zero-coupon
bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; credit-linked notes; covenant-lite obligations; credit-linked trust instruments; structured credit products; preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security and contingent convertible securities); collateralized mortgage obligations; bank capital securities; and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters). At any given time and from time to time substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in debt securities of stressed issuers. The Fund may invest in various levels of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. For the avoidance of doubt, equity or “first loss” tranches of mortgage-backed or asset-backed securities do not constitute equity interests for purposes of the Fund’s 20% limit on investments in equity interests described below. The Fund may also invest, as a third-party purchaser, in risk retention tranches of CMBS or other eligible securitizations, which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act.

In addition, the Fund will invest a minimum of 33% of its net assets in U.S. debt securities and may not invest more than 67% of its total assets in foreign debt instruments, including a maximum of 40% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity). Further, the Fund may invest up to 45% of its total assets in the securities of governmental or corporate issuers located in a single foreign country, subject to the 67% of total assets limitation on foreign securities holdings. The Fund may invest without limitation in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity, subject to applicable law and any other restrictions.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may use various derivatives strategies to manage (increase or decrease) the dollar-weighted average effective duration of the Fund’s portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales to the extent that short sales do not represent more than 25% of the Fund’s total assets.

The Fund may invest up to 20% of its total assets in common stocks and other equity securities from time to time, including those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. The Fund may invest up to 15% of its total assets in any combination of interest-only or inverse floating rate obligations and residual interests of real estate mortgage investment conduits. The weighted average life of the Fund’s investments, under normal market conditions, is expected to be less than 10 years. The Fund may invest up to 20% of its total assets in commercial mortgage-related securities.

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant
non-U.S.
jurisdiction, including without limitation securities eligible for purchase and sale pursuant to

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Principal Investment Strategies	(Cont.)

Rule 144A under the Securities Act, or relevant provisions of applicable
non-U.S.
law, and other securities issued in private placements. The Fund may invest in securities of other open- or closed-end
investment companies (including those advised by PIMCO), including, without limitation, ETFs, to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use by certain registered investment companies advised by PIMCO in connection with their cash management activities. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments. The Fund may invest in securities of companies with any market capitalization, including small and medium capitalizations.

The Fund may invest without limitation in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities).

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.
The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.

Temporary Defensive Investments.
  The Fund may make short-term investments when attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO. Upon PIMCO’s recommendation, for temporary defensive purposes or in order to keep its cash fully invested, the Fund may deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high-quality, short-term debt instruments, and cash and cash equivalents. The Fund may not achieve its investment objectives when it does so.

Use of Leverage

The Fund may obtain leverage through reverse repurchase agreements, dollar rolls or borrowings, such as through bank loans or commercial paper or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales, when-issued, delayed delivery and forward commitment transactions and selling credit default swaps. The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements.

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and selling credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

PIMCO Dynamic Income Fund (“PDI”)

The Fund’s primary investment objective is to seek current income, and capital appreciation as a secondary objective.

The Fund seeks to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple fixed income sectors in the global credit markets, including corporate debt (including,

170	PIMCO CLOSED-END FUNDS

(Unaudited)

among other things, fixed-, variable- and floating-rate bonds, loans (including, but not limited to, bank and/or other syndicated loans and non-syndicated
(private direct) loans), convertible securities and stressed debt securities issued by U.S. or foreign
(non-U.S.
and emerging market) corporations or other business entities), mortgage-related and other asset-backed securities, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of defaulted, distressed and stressed issuers. The Fund cannot assure you that it will achieve its investment objectives, and you could lose all of your investment in the Fund.

Portfolio Management Strategies

Dynamic Allocation Strategy.
  In managing the Fund, PIMCO employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down
investment decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist insights. As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets in privately-issued (commonly known as
“non-agency”)
mortgage-related securities. The Fund will observe various investment guidelines as summarized below.

Investment Selection Strategies.
Once the Fund’s
top-down,
portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up,
disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality.
  The Fund may invest in debt instruments that are, at the time of purchase, rated below investment grade, or unrated but determined by PIMCO to be of comparable quality. However, the Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC+ or lower by S&P, and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. The Fund may invest without limitation in mortgage-related and other asset-backed securities regardless of rating —
i.e.,
of any credit quality. For purposes of applying the foregoing policies, in the case of securities with split ratings (
i.e.,
a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment restrictions, the Fund may invest in securities of stressed issuers, which include securities at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.
  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers

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Principal Investment Strategies	(Cont.)

utilize this information in an attempt to manage credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Duration Management.
  It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight year (0 to 8) range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, which would potentially benefit the portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. The Fund may use various derivatives strategies to manage (increase or decrease) the dollar-weighted average effective duration of the Fund’s portfolio. PIMCO may also utilize certain strategies, including without limitation investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Portfolio Contents

The Fund normally invests worldwide in a portfolio of debt obligations and other income-producing securities of any type and credit quality, with varying maturities and related derivative instruments. The Fund’s portfolio of debt obligations and income-producing securities may include, without limitation, bonds, debentures, notes and other debt securities of U.S. and foreign
(non-U.S.)
corporate and other issuers, including commercial paper; mortgage-related and other asset-backed securities issued by governmental agencies or other governmental entities or by private originators or issuers (including mortgage pass-through securities, collateralized mortgage obligations, adjustable rate mortgage-backed securities, stripped mortgage-backed securities, collateralized bond obligations, collateralized loan obligations and other collateralized debt obligations); U.S. Government securities; obligations of foreign governments or their sub-divisions,
agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds);
payment-in-kind
securities;
step-ups;
zero-coupon
bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; credit-linked trust instruments; structured credit products; loans (including, among others, senior loans, delayed funding loans, covenant-lite obligations, revolving credit facilities and loan participations and assignments); preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and contingent convertible securities; and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index (i.e., inverse floaters). Certain corporate income-producing securities, such as convertible bonds, also may include the right to participate in equity appreciation. The Fund may invest in debt securities of stressed issuers. Subject to the investment limitations described under “Credit Quality” above, at any given time and from time to time, substantially all of the Fund’s portfolio may consist of below investment grade securities and/or mortgage-related or other types of asset-backed securities. The Fund may invest in various levels of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. The Fund may also invest, as a third-party purchaser, in risk retention tranches of CMBS or other eligible securitizations, which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act.

The Fund may invest without limitation in securities of U.S. issuers and without limitation in securities of foreign
(non-U.S.)
issuers, securities traded principally outside of the United States, and securities denominated in currencies other than the U.S. dollar. The Fund may invest without limit in investment grade sovereign debt denominated in the relevant country’s local currency with less than one year remaining to maturity (“short-term investment grade sovereign debt”), including short-term investment grade sovereign debt issued by emerging market issuers. The Fund may invest up to 40% of its total assets in securities and instruments that are economically tied to “emerging market” countries other than investments in short-term investment grade sovereign debt issued by emerging market issuers where, as noted above, there is no limit. The Fund may also invest directly in foreign currencies, including local emerging market currencies.

172	PIMCO CLOSED-END FUNDS

(Unaudited)

The Fund may normally invest up to 40% of its total assets in bank loans (including, among others, senior loans, delayed funding loans, covenant-lite obligations, revolving credit facilities and loan participations and assignments). The Fund will not normally invest more than 10% of its total assets in convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security and the right to acquire an equity security). The Fund may also invest in preferred securities.

As a matter of fundamental policy, the Fund normally invests at least 25% of its total assets in privately-issued (commonly known as
“non-agency”)
mortgage-related securities.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund will not normally invest directly in common stocks of operating companies. However, the Fund may own and hold common stocks of operating companies in its portfolio from time to time in connection with a corporate action or the restructuring of a debt instrument, or through the conversion of a convertible security held by the Fund. Common stocks include common shares and other common equity interest issued by public or private issuers.

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant
non-U.S.
jurisdictions, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act, or relevant provisions of applicable
non-U.S.
law, and other securities issued in private placements. The Fund may invest in securities of other open- or closed-end
investment companies (including those advised by PIMCO), including, without limitation, ETFs, to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use by certain registered investment companies advised by PIMCO in connection with their cash management activities. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments. The Fund may invest in REITs. The Fund may invest in securities of companies of any market capitalization, including small and medium capitalizations.

The Fund may invest without limitation in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment).

The Fund may make investments in debt instruments and other securities or instruments directly or through one or more Subsidiaries. Each Subsidiary, for example, may invest in or originate loans or invest in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, risk retention investments or any other security or other instrument that the Fund may hold directly. References herein to the Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of the Fund’s portfolio in a Subsidiary will vary over time and might not always include all of the different types of investments described herein.

The Fund may seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. When investing in or originating loans, the Fund is not restricted by any particular credit risk criteria and/or qualifications. The Fund also is not limited in the amount, size or type of loans it may invest in or

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Principal Investment Strategies	(Cont.)

originate, including with respect to a single borrower, other than pursuant to any applicable law. The loans the Fund invests in and/or originates may vary in maturity and/or duration. The Fund’s investments in and/or origination of loans may also be limited by the Fund’s intention to qualify as a regulated investment company. The Fund may seek to originate loans through its Subsidiaries (and for purposes of this disclosure, references to the Fund originating loans also shall refer to a loan originated by any applicable Subsidiary — accordingly, the Fund intends to “look through” any Subsidiary for purposes of determining compliance of loan-related investments with any applicable investment guidelines or covenants of any borrowings or preferred shares of the Fund, if any).

Borrowers of loans may be, but are not limited to, corporations and/or other legal entities and individuals, including foreign
(non-U.S.)
and emerging market entities and individuals. Direct loans between the Fund and a borrower may not be administered by an underwriter or agent bank. The Fund may provide financing to borrowers directly or through companies acquired (or created) and owned by or otherwise affiliated with the Fund. The terms of the direct loans, including the duration of the loan, may be negotiated with borrowers in private transactions. A loan may be secured or unsecured.

In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money on the loan. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan.

When engaging in direct lending, the Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, the Fund will often compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on and/or less advantageous terms of such loans, which could reduce Fund performance.

As part of its lending activities, the Fund may originate loans to entities that are experiencing significant financial or business difficulties, including entities involved in bankruptcy or other reorganization and liquidation proceedings or that are rated “below investment grade” by an NRSRO or not rated at all. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to entities experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for the Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Fund funds, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan.

Various state licensing requirements could apply to the Fund with respect to the origination, acquisition, holding, servicing, foreclosure and/or disposition of, loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Fund or PIMCO operates or has offices. In states in which it is licensed, the Fund or PIMCO will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Fund’s or PIMCO’s ability to take certain actions to protect the value of its holdings in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Fund’s or PIMCO’s license, which in turn could require the Fund to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which the Fund invests that hold similar assets, as well as any origination company or servicer in which the Fund owns an interest. Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.

174	PIMCO CLOSED-END FUNDS

(Unaudited)

In addition to laws governing the activities of lenders and servicers, certain states may require, or may in the future require, purchasers or holders of certain loans, including residential mortgage loans and unsecured consumer loans, to be licensed or registered in order to purchase, hold or foreclose such loans, or, in certain states, to collect a rate of interest above a specified rate. To the extent required or determined to be necessary or advisable by the Fund, the Fund will take appropriate steps intended to address any applicable state licensing requirements, which may include acquiring and holding such loans through structures designed to preempt state licensing laws, in order to pursue its objectives and strategies. To the extent the Fund (or a fully-owned Subsidiary) obtains licenses or is required to comply with related regulatory requirements as a result of its investments, the Fund could be subject to increased costs and regulatory oversight by governmental authorities, which may have an adverse effect on its results or operations.

The Fund may invest, either directly or indirectly through its Subsidiaries, in Alt Lending ABS backed by consumer, residential or other loans, issued by an SPE sponsored by an online or alternative lending platform or an affiliate thereof.

When acquiring and/or originating loans or purchasing Alt Lending ABS, the Fund is not restricted by any particular borrower credit risk criteria and/or qualifications. Accordingly, certain loans acquired or originated by the Fund or underlying any Alt Lending ABS purchased by the Fund may be subprime in quality, or may become subprime in quality.

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.

There have been no significant changes in the Fund’s portfolio turnover rates over the last two fiscal years, and no significant change to the portfolio turnover rates of the Fund described in the Financial Highlights can currently be predicted.
Temporary Defensive Investments.
  The Fund may make short-term investments when attempting to respond to adverse market, economic, political or other conditions, as determined by PIMCO. Upon PIMCO’s recommendation, for temporary defensive purposes or in order to keep its cash fully invested, the Fund may deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objectives when it does so.

Use of Leverage

The Fund may obtain leverage through reverse repurchase agreements, dollar rolls or borrowings, such as through bank loans or commercial paper or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales, when-issued, delayed delivery and forward commitment transactions and selling credit default swaps. The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements.

Under normal market conditions, the Fund will limit its use of leverage from any combination of (i) reverse repurchase agreements or dollar roll transactions (whether or not these instruments are covered as discussed below), (ii), borrowings (i.e., loans or lines of credit from banks or other credit facilities), (iii) any future issuance of preferred shares, and (iv) to the extent described below, credit default swaps, other swap agreements and futures contracts (whether or not these instruments are covered with segregated assets as discussed below) such that the assets attributable to the use of such leverage will not exceed 50% of the Fund’s total assets (including, for purposes of the 50% limit, the amounts of leverage obtained through the use of such instruments).

The Fund utilizes certain kinds of leverage, such as reverse repurchase agreements and selling credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

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Principal Investment Strategies	(Cont.)

PIMCO Dynamic Income Opportunities Fund (“PDO”)

The Fund’s investment objective is to seek current income as a primary objective and capital appreciation as a secondary objective.

The Fund seeks to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple fixed income sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible securities and stressed, distressed and defaulted debt securities issued by U.S. or foreign
(non-U.S.)
corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed instruments, government and sovereign debt, taxable municipal bonds, and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest without limitation in investment grade debt obligations and below investment grade debt obligations (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed, distressed or defaulted issuers. The Fund cannot assure you that it will achieve its investment objectives or that the Fund’s investment program will be successful, and you could lose all of your investment in the Fund.

Portfolio Management Strategies

Dynamic Allocation Strategy.
  In managing the Fund, the Fund’s investment manager, PIMCO, employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down
investment decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income generating investment ideas across multiple fixed income sectors, with an emphasis on seeking opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors will draw on PIMCO’s regional and sector specialist insights.

As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in mortgage-related assets issued by government agencies or other governmental entities or by private originators or issuers. The Fund will observe various other investment guidelines as summarized below.

Investment Selection Strategies.
  Once the Fund’s
top-down,
portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up,
disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality.
  The Fund may invest without limitation in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s or below
BBB-
by either S&P or Fitch), or that are unrated but determined by PIMCO to be of comparable quality. However, the Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities, that are, at the time of purchase, rated CCC+ or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. The Fund may invest without limitation in mortgage-related and other asset-backed securities regardless of rating (i.e., of any credit quality). For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment guidelines, the Fund may invest in securities of stressed, distressed and defaulted issuers, which include securities in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess

176	PIMCO CLOSED-END FUNDS

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some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.
  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and to identify issuers, industries or sectors that are undervalued or that offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities will be particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Duration Management.
  It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight year (0 to 8) range), as calculated by PIMCO, although it may be shorter or longer at any time depending on market conditions and other factors. For example, if the Fund has an average portfolio duration of eight years, a 1% increase in interest rates would tend to correspond to an 8% decrease in the value of the Fund’s debt portfolio. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, meaning the portfolio would tend to increase in value in response to an increase in interest rates. If the Fund has a negative average portfolio duration, a 1% increase in interest rates would tend to correspond to a 1% increase in the value of the Fund’s debt portfolio for every year of negative duration. A negative average portfolio duration would potentially benefit the Fund’s portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral market interest rates. The Fund may use various derivatives strategies to manage (increase or decrease) the dollar-weighted average effective duration of the Fund’s portfolio. PIMCO may also utilize certain strategies, including without limitation investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.
Portfolio Contents

The Fund normally invests worldwide in a portfolio of debt obligations and other income-producing securities and instruments of any type and credit quality and with varying maturities and related derivative instruments. The Fund’s portfolio of debt obligations and other income producing securities and instruments may include, without limitation, bonds, debentures, notes, and other debt securities and similar instruments of varying maturities issued by various U.S. and foreign
(non-U.S.)
corporate and other issuers, including corporate debt securities; commercial paper; securitizations and mortgage-related and other asset-backed instruments issued by government agencies or other governmental entities or by private originators or issuers (including agency and non-agency
RMBS, CMBS, CBOs, CMOs, CLOs, other CDOs and other similarly structured securities, including the residual or equity tranches thereof); derivatives on mortgage-related instruments; U.S. Government securities; obligations of foreign governments or their sub-divisions,
agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds);
payment-in-kind
securities;
zero-coupon
bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; credit-linked trust instruments; structured credit products; loans (including, among others, bank loans, whole loans, senior loans, mezzanine loans, delayed funding loans, covenant-lite obligations, revolving credit facilities and loan participations and assignments, loans held and/or originated by private financial institutions, including commercial and residential mortgage loans, corporate loans and consumer loans (such as credit card receivables, automobile loans and student loans)); preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security) and CoCos; bank capital securities; and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index. Certain corporate income-producing securities, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics.

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Principal Investment Strategies	(Cont.)

The Fund may invest in debt securities of stressed or distressed issuers as well as in defaulted securities and debtor-in-possession
financings. At any given time and from time to time, all of the Fund’s portfolio may consist of below investment grade securities and/or mortgage-related or other types of asset-backed securities. The Fund may invest in various levels of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. For the avoidance of doubt, equity or “first loss” tranches of mortgage-backed or asset-backed securities do not constitute equity interests for purposes of the Fund’s 20% limit on investments in equity interests described below. The Fund may invest without limitation in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed, distressed or defaulted issuers.

The Fund may invest without limitation in securities of U.S. issuers. Subject to the limit described below on investments in securities and instruments that are economically tied to “emerging market” countries, the Fund may invest without limitation in securities of foreign
(non-U.S.)
issuers, securities traded principally outside of the United States and securities denominated in currencies other than the U.S. dollar. The Fund may invest without limitation in investment grade sovereign debt denominated in the relevant country’s local currency with less than one year remaining to maturity (“short-term investment grade sovereign debt”), including short-term investment grade sovereign debt issued by emerging market issuers. The Fund may invest up to 30% of its total assets in securities and instruments that are economically tied to “emerging market” countries other than investments in short-term investment grade sovereign debt issued by emerging market issuers, where, as noted above, there is no limit. The Fund may also invest directly in foreign currencies, including local emerging market currencies. The Fund may normally invest up to 40% of its total assets in bank loans (including, among others, senior loans, delayed funding loans, covenant-lite obligations, revolving credit facilities and loan participations and assignments). The Fund will not normally invest more than 10% of its total assets in convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock).

As a matter of fundamental policy, the Fund normally invests at least 25% of its total assets (i.e., concentrate) in mortgage-related assets issued by government agencies or other governmental entities or by private originators or issuers.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund may invest to a limited degree (typically no more than 20% of its total assets) in equity interests, such as shares of other investment companies (including those advised by PIMCO), including open-end
or
closed-end
management investment companies and ETFs, and REITs, except that the Fund may invest without limitation in preferred securities. Such equity interests may be issued by public or private issuers. For these purposes, common stocks or other equity interests the Fund has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security will not count towards this 20% limit.

The Fund may invest in securities that have not been registered for public sale in the U.S. or relevant
non-U.S.
jurisdictions, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act, or relevant provisions of applicable non-U.S. law, and other securities issued in private placements. The Fund may invest in securities of companies of any market capitalization, including small, medium and large capitalizations.

The Fund may invest without limitation in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment).

The Fund may invest in securities of other open- or
closed-end
investment companies (including those advised by PIMCO), including, without limitation, ETFs, to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use by certain registered investment companies advised by PIMCO in connection with their cash management activities. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the

178	PIMCO CLOSED-END FUNDS

(Unaudited)

Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments. The Fund may invest in securities of companies of any market capitalization, including small, medium and large capitalizations.

The Fund may make investments in debt instruments and other securities or instruments directly or through one or more Subsidiaries. Each Subsidiary, for example, may invest in or originate loans or invest in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, risk retention investments or any other security or other instrument that the Fund may hold directly. References herein to the Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of the Fund’s assets to a Subsidiary will vary over time and will likely not include all of the different types of investments described herein at any given time. The Fund will treat a Subsidiary’s assets as assets of the Fund for purposes of determining compliance with various provisions of the 1940 Act applicable to the Fund, including those relating to investment policies (Section 8), affiliated transactions and custody (Section 17) and capital structure and leverage (Section 18). In addition, PIMCO and the Fund’s Board of Trustees will comply with the provisions of Section 15 of the 1940 Act with respect to a Subsidiary’s investment advisory contract.

The Fund may invest, either directly or indirectly through its Subsidiaries, in shares, certificates, notes or other securities issued by a special purpose entity (“SPE”) sponsored by an alternative lending platform or its affiliates (the “Sponsor”) that represent the right to receive principal and interest payments due on pools of whole loans or fractions of whole loans, which may (but may not) be issued by the Sponsor, held by the SPE (“Alt Lending ABS”). Any such Alt Lending ABS may be backed by consumer, commercial, residential or other loans, including those issued by an SPE sponsored by an online or alternative lending platform or an affiliate thereof.

The Fund may seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, corporate loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. When investing in or originating loans, the Fund is not restricted by any particular credit risk criteria and/or qualifications. The Fund also is not limited in the amount, size or type of loans it may invest in or originate, including with respect to a single borrower, other than pursuant to any applicable law. The loans the Fund invests in and/or originates may vary in maturity and/or duration. The Fund’s investments in and/or origination of loans may also be limited by the Fund’s intention to qualify as a regulated investment company. The Fund may seek to originate loans through its Subsidiaries (and for purposes of this disclosure, references to the Fund originating loans also shall refer to a loan originated by any applicable Subsidiary—accordingly, the Fund intends to “look through” any Subsidiary for purposes of determining compliance of loan-related investments with any applicable investment guidelines or covenants of any borrowings or preferred shares of the Fund, if any).

Borrowers of loans may be, but are not limited to, corporations and/or other legal entities and individuals, including foreign
(non-U.S.)
and emerging market entities and individuals. Direct loans between the Fund and a borrower may not be administered by an underwriter or agent bank. The Fund may provide financing to borrowers directly or through companies acquired (or created) and owned by or otherwise affiliated with the Fund. The terms of the direct loans, including the duration of the loan, may be negotiated with borrowers in private transactions. A loan may be secured or unsecured.

In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money on the loan. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan.

When engaging in direct lending, the Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, the Fund will often compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on and/or less advantageous terms of such loans, which could reduce Fund performance.

As part of its lending activities, the Fund may originate loans to entities that are experiencing significant financial or business difficulties, including entities involved in bankruptcy or other reorganization and liquidation proceedings or that are rated “below investment grade” by an NRSRO or not rated at all. Although the terms of such financing may result in significant financial returns to the

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Principal Investment Strategies	(Cont.)

Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to entities experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for the Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Fund funds, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan.

Various state licensing requirements could apply to the Fund with respect to the origination, acquisition, holding, servicing, foreclosure and/or disposition of, loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Fund or PIMCO operates or has offices. In states in which it is licensed, the Fund or PIMCO will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Fund’s or PIMCO’s ability to take certain actions to protect the value of its holdings in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Fund’s or PIMCO’s license, which in turn could require the Fund to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which the Fund invests that hold similar assets, as well as any origination company or servicer in which the Fund owns an interest. Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.

In addition to laws governing the activities of lenders and servicers, certain states may require, or may in the future require, purchasers or holders of certain loans, including residential mortgage loans and unsecured consumer loans, to be licensed or registered in order to purchase, hold or foreclose such loans, or, in certain states, to collect a rate of interest above a specified rate. To the extent required or determined to be necessary or advisable by the Fund, the Fund will take appropriate steps intended to address any applicable state licensing requirements, which may include acquiring and holding such loans through structures designed to preempt state licensing laws, in order to pursue its objectives and strategies. To the extent the Fund (or a Subsidiary) obtains licenses or is required to comply with related regulatory requirements as a result of its investments, the Fund could be subject to increased costs and regulatory oversight by governmental authorities, which may have an adverse effect on its results or operations.

The Fund may invest, either directly or indirectly through its Subsidiaries, in Alt Lending ABS backed by consumer, residential or other loans, issued by an SPE sponsored by an online or alternative lending platform or an affiliate thereof.

When acquiring and/or originating loans, or purchasing Alt Lending ABS, the Fund is not restricted by any particular borrower credit risk criteria and/or qualifications. Accordingly, certain loans acquired or originated by the Fund or underlying any Alt Lending ABS purchased by the Fund may be subprime in quality, or may become subprime in quality.

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.

180	PIMCO CLOSED-END FUNDS

(Unaudited)

Temporary Defensive Investments.
  The Fund may make short-term investments when attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO. Upon PIMCO’s recommendation, for temporary defensive purposes or in order to keep its cash fully invested, the Fund may deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objectives when it does so.

Use of Leverage

The Fund may obtain leverage through reverse repurchase agreements, dollar rolls or borrowings, such as bank loans, commercial paper, credit facilities and/or other transactions. The Fund may also enter into other transactions that may give rise to a form of leverage including, among others, selling credit default swaps, futures and forward contracts (including foreign currency exchange contracts), total return swaps and other derivative transactions, loans of portfolio securities, short sales and when-issued, delayed-delivery and forward commitment transactions. The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund’s Board may authorize the issuance of preferred shares without the approval of Common Shareholders. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Common Shareholders, and these costs and expenses may be significant.

Under normal market conditions, the Fund will limit its use of leverage, subject to the limitations set forth in the 1940 Act, from any combination of (i) reverse repurchase agreements or dollar roll transactions (whether or not these instruments are covered as discussed below), (ii) borrowings (i.e., loans or lines of credit from banks or other credit facilities), (iii) any future issuance of preferred shares, and (iv) to the extent described below, credit default swaps, other swap agreements and futures contracts (whether or not these instruments are covered with segregated assets as discussed below), subject to the 50% policy. For these purposes, assets attributable to the use of leverage from credit default swaps, other swap agreements and futures contracts will be determined based on the current market value of the instrument if it is cash settled or based on the notional value of the instrument if it is not cash settled. In addition, assets attributable to credit default swaps, other swap agreements or futures contracts will not be counted towards the 50% policy to the extent that the Fund owns offsetting positions or enters into offsetting transactions.

The Fund intends to utilize certain kinds of leverage, such as reverse repurchase agreements and selling credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

PIMCO Access Income Fund (“PAXS”)

The Fund’s investment objective is to seek current income as a primary objective and capital appreciation as a secondary objective.

The Fund seeks to achieve its investment objectives by utilizing a dynamic asset allocation strategy among multiple sectors in the global public and private credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible securities and stressed, distressed and defaulted debt securities issued by U.S. or foreign
(non-U.S.)
corporations or other business entities, including emerging market issuers), mortgage-related and other asset-backed instruments, government and sovereign debt, taxable municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers and real estate-related investments (such real estate-related investments, collectively, “real estate investments”). The Fund may invest without limitation in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed, distressed or defaulted issuers. The Fund cannot assure you that it will achieve its investment objectives or that the Fund’s investment program will be successful, and you could lose all of your investment in the Fund.

Portfolio Management Strategies

Dynamic Allocation Strategy.
  In managing the Fund, the Fund’s investment manager, PIMCO, employs an active approach to allocation among multiple fixed income sectors based on, among other things, market conditions, valuation assessments, economic outlook, credit market trends and other economic factors. With PIMCO’s macroeconomic analysis as the basis for top-down
investment decisions, including geographic and credit sector emphasis, PIMCO manages the Fund with a focus on seeking income generating investment ideas across multiple fixed income sectors, including opportunities in developed and emerging global credit markets. PIMCO may choose to focus on particular countries/regions, asset classes, industries and sectors to the exclusion of others at any time and from time to time based on market conditions and other factors. The relative value assessment within fixed income sectors draws on PIMCO’s regional and sector specialist insights.

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Principal Investment Strategies	(Cont.)

As a matter of fundamental policy, the Fund normally invests at least 25% of its total assets (i.e., concentrate) in real estate investments and mortgage-related assets issued by government agencies or other governmental entities or by private originators or issuers. The Fund will observe various other investment guidelines as summarized below.

Investment Selection Strategies.
  Once the Fund’s
top-down,
portfolio positioning decisions have been made as described above, PIMCO selects particular investments for the Fund by employing a bottom-up,
disciplined credit approach which is driven by fundamental, independent research within each sector/asset class represented in the Fund, with a focus on identifying securities and other instruments with solid and/or improving fundamentals.

PIMCO utilizes strategies that focus on credit quality analysis, duration management and other risk management techniques. PIMCO attempts to identify, through fundamental research driven by independent credit analysis and proprietary analytical tools, debt obligations and other income-producing securities that provide current income and/or opportunities for capital appreciation based on its analysis of the issuer’s credit characteristics and the position of the security in the issuer’s capital structure.

Consideration of yield is only one component of the portfolio managers’ approach in managing the Fund. PIMCO also attempts to identify investments that may appreciate in value based on PIMCO’s assessment of the issuer’s credit characteristics, forecast for interest rates and outlook for particular countries/regions, currencies, industries, sectors and the global economy and bond markets generally.

Credit Quality.
  The Fund may invest without limitation in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below
BBB-
by either S&P Global Ratings (“S&P”) or Fitch, Inc. (“Fitch”)), or that are unrated but determined by PIMCO to be of comparable quality. However, the Fund will not normally invest more than 20% of its total assets in debt instruments, other than mortgage-related and other asset-backed securities (“ABS”), that are, at the time of purchase, rated CCC+ or lower by S&P and Fitch and Caa1 or lower by Moody’s, or that are unrated but determined by PIMCO to be of comparable quality to securities so rated. The Fund may invest without limitation in mortgage-related and other ABS regardless of rating (i.e., of any credit quality). For purposes of applying the foregoing policies, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Fund will apply the higher of the applicable ratings. Subject to the aforementioned investment guidelines, the Fund may invest in securities of stressed, distressed or defaulted issuers, which include securities in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the
Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (“NRSROs”) (for example, Ca or lower by Moody’s or CC or lower by S&P or Fitch) or, if unrated, are determined by PIMCO to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Debt instruments in the lowest investment grade category also may be considered to possess some speculative characteristics. The Fund may, for hedging, investment or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default or other credit event by the issuer of the debt obligation.

Independent Credit Analysis.
  PIMCO relies primarily on its own analysis of the credit quality and risks associated with individual debt instruments considered for the Fund, rather than relying exclusively on rating agencies or third-party research. The Fund’s portfolio managers utilize this information in an attempt to manage credit risk and/or to identify issuers, industries or sectors that are undervalued and/or offer attractive yields relative to PIMCO’s assessment of their credit characteristics. This aspect of PIMCO’s capabilities is particularly important to the extent that the Fund invests in high yield securities and in securities of emerging market issuers.

Duration Management.
  It is expected that the Fund normally will have a short to intermediate average portfolio duration (i.e., within a zero to eight year (0 to 8) range), as calculated by PIMCO, although it may be shorter or longer at any time or from time to time depending on market conditions and other factors. For example, if the Fund has an average portfolio duration of eight years, a 1% increase in interest rates would tend to correspond to an 8% decrease in the value of the Fund’s debt portfolio. While the Fund seeks to maintain a short to intermediate average portfolio duration, there is no limit on the maturity or duration of any individual security in which the Fund may invest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The Fund’s duration strategy may entail maintaining a negative average portfolio duration from time to time, meaning the portfolio would tend to increase in value in response to an increase in interest rates. If the Fund has a negative average portfolio duration, a 1% increase in interest rates would tend to correspond to a 1% increase in the value of the Fund’s debt portfolio for every year of negative duration. A negative average portfolio duration would potentially benefit the Fund’s portfolio in an environment of rising market interest rates, but would generally adversely impact the portfolio in an environment of falling or neutral

182	PIMCO CLOSED-END FUNDS

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market interest rates. The Fund may use various derivatives strategies to manage (increase or decrease) the dollar-weighted average effective duration of the Fund’s portfolio. PIMCO may also utilize certain strategies, including without limitation investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful.

Portfolio Contents

The Fund normally invests worldwide in a portfolio of debt obligations and other income-producing securities and instruments of any type and credit quality and with varying maturities and related derivative instruments.

The Fund’s portfolio of debt obligations and other income producing securities and instruments may include, without limitation, bonds, debentures, notes, and other debt securities and similar instruments of varying maturities issued by various U.S. and foreign
(non-U.S.)
corporate and other issuers, including corporate debt securities; commercial paper; securitizations and mortgage-related and other asset-backed instruments issued by government agencies or other governmental entities or by private originators or issuers (including agency and non-agency
residential mortgage-backed securities and commercial mortgage-backed securities (“CMOs”), collateralized bond obligations (“CBOs”), collateralized mortgage obligations, collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities, including the residual or equity tranches thereof); derivatives on mortgage-related instruments; U.S. government securities; obligations of foreign governments or their sub-divisions,
agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds);
payment-in-kind
securities;
zero-coupon
bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; credit-linked trust instruments; structured credit products; loans (including, among others, bank loans, whole loans, senior loans, mezzanine loans, delayed funding loans, covenant-lite obligations, revolving credit facilities and loan participations and assignments, loans held and/or originated by private financial institutions, including commercial and residential mortgage loans, corporate loans and consumer loans (such as credit card receivables, automobile loans and student loans)); preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security); preferred securities; convertible debt securities, including synthetic convertible debt securities and contingent convertible securities (“CoCos”); bank capital securities; and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable, and may move in the opposite direction to interest rates generally or the interest rate on another security or index. Certain corporate income-producing securities, such as convertible bonds, also may include the right to participate in equity appreciation, and PIMCO will generally evaluate those instruments based primarily on their debt characteristics.

The Fund may invest in debt securities of stressed or distressed issuers as well as in defaulted securities and debtor-in-possession
financings. At any given time and from time to time, all of the Fund’s portfolio may consist of below investment grade securities and/or mortgage-related or other types of ABS. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or ABS, including the equity or “first loss” tranche. The Fund may invest in securitization risk retention tranches in the capacity of a third-party purchaser with respect to securitizations sponsored by others. The Fund may invest without limitation in investment grade debt securities and below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed, distressed or defaulted issuers. The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed instruments, including the equity or “first loss” tranche.

The Fund may invest in U.S. and
non-U.S.
(including emerging markets) real estate investments, including equity or debt securities issued by private and public real estate investment trusts (“REITs”) or real estate operating companies (“REOCs”), private or public real estate-related loans and real estate-linked derivative instruments.

The Fund may invest in and/or originate loans, including, without limitation, to corporations and/or other legal entities and individuals (including foreign
(non-U.S.)
and emerging market entities and individuals) and/or residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. When investing in or originating loans, the Fund is not restricted by any particular credit risk criteria and/or qualifications. The Fund will not normally invest more than 25% of its total assets in

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Principal Investment Strategies	(Cont.)

whole loans that the Fund has directly originated; however, otherwise, the Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower, other than pursuant to any applicable law. The loans the Fund originates and/or invests in may vary in maturity and/or duration. The Fund’s investment in or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), in order to qualify as a regulated investment company (“RIC”). The Fund may invest in securitization risk retention tranches in the capacity of a third-party purchaser with respect to securitizations sponsored by others. The Fund may seek to originate loans through its Subsidiaries (and for purposes of this disclosure, references to the Fund originating loans also shall refer to a loan originated by any applicable Subsidiary — accordingly, the Fund intends to “look through” any Subsidiary for purposes of determining compliance of loan-related investments with any applicable investment guidelines or covenants of any borrowings or preferred shares of the Fund, if any).

Borrowers of loans may be, but are not limited to, corporations and/or other legal entities and individuals, including foreign
(non-U.S.)
and emerging market entities and individuals. Direct loans between the Fund and a borrower may not be administered by an underwriter or agent bank. The Fund may provide financing to borrowers directly or through companies acquired (or created) and owned by or otherwise affiliated with the Fund. The terms of the direct loans, including the duration of the loan, may be negotiated with borrowers in private transactions. A loan may be secured or unsecured.

In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money on the loan. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan.

When engaging in direct lending, the Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, the Fund will often compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on and/or less advantageous terms of such loans, which could reduce Fund performance.

As part of its lending activities, the Fund may originate loans to entities that are experiencing significant financial or business difficulties, including entities involved in bankruptcy or other reorganization and liquidation proceedings or that are rated “below investment grade” by an NRSRO or not rated at all. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to entities experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for the Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Fund funds, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan.

Various state licensing requirements could apply to the Fund with respect to the origination, acquisition, holding, servicing, foreclosure and/or disposition of, loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Fund or PIMCO operates or has offices. In states in which it is licensed, the Fund or PIMCO will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Fund’s or PIMCO’s ability to take certain actions to protect the value of its holdings in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Fund’s or PIMCO’s license, which in turn could require the Fund to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which the Fund invests that hold similar assets, as well as any origination company or servicer in which the Fund owns an interest. Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination

184	PIMCO CLOSED-END FUNDS

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or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.

In addition to laws governing the activities of lenders and servicers, certain states may require, or may in the future require, purchasers or holders of certain loans, including residential mortgage loans and unsecured consumer loans, to be licensed or registered in order to purchase, hold or foreclose such loans, or, in certain states, to collect a rate of interest above a specified rate. To the extent required or determined to be necessary or advisable by the Fund, the Fund will take appropriate steps intended to address any applicable state licensing requirements, which may include acquiring and holding such loans through structures designed to preempt state licensing laws, in order to pursue its objectives and strategies. To the extent the Fund (or a Subsidiary) obtains licenses or is required to comply with related regulatory requirements as a result of its investments, the Fund could be subject to increased costs and regulatory oversight by governmental authorities, which may have an adverse effect on its results or operations.

The Fund may invest either directly or indirectly through its Subsidiaries in shares, certificates, notes or other securities issued by a special purpose entity (“SPE”) sponsored by an alternative lending platform (i.e., an online lending marketplace or lender that is not a traditional banker, such as a bank) or its affiliates (the “Sponsor”) that represent the right to receive principal and interest payments due on pools of whole loans or fractions of whole loans, which may (but may not) be issued by the Sponsor, held by the SPE (“Alt Lending ABS”). Any such Alt Lending ABS may be backed by consumer, commercial, residential or other loans, including those issued by an SPE sponsored by an online or alternative lending platform or an affiliate thereof.

When acquiring loans or purchasing Alt Lending ABS, the Fund is not restricted by any particular borrower credit risk criteria and/or qualifications. Accordingly, certain loans acquired by the Fund or underlying any Alt Lending ABS purchased by the Fund may be subprime in quality, or may become subprime in quality.

The Fund may normally invest up to 40% of its total assets in bank loans (including, among others, senior loans, delayed funding loans, covenant-lite obligations, revolving credit facilities and loan participations and assignments). The Fund will not normally invest more than 10% of its total assets in convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock).

The Fund may invest without limitation in securities of U.S. issuers. Subject to the limit described below on investments in securities and instruments that are economically tied to “emerging market” countries, the Fund may invest without limitation in securities of foreign
(non-U.S.)
issuers, securities traded principally outside of the United States and securities denominated in currencies other than the U.S. dollar. The Fund may invest without limitation in investment grade sovereign debt denominated in the relevant country’s local currency with less than one year remaining to maturity (“short-term investment grade sovereign debt”), including short-term investment grade sovereign debt issued by emerging market issuers. The Fund may invest up to 30% of its total assets in securities and instruments that are economically tied to “emerging market” countries other than investments in short-term investment grade sovereign debt issued by emerging market issuers, where, as noted above, there is no limit. The Fund may also invest directly in foreign currencies, including local emerging market currencies.

As a matter of fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in real estate investments and mortgage-related assets issued by government agencies or other governmental entities or by private originators or issuers.

The Fund may, but is not required to, utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), call and put options, credit default swaps, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio. The Fund may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales.

The Fund may invest in equity interests, such as shares of other investment companies (including those advised by PIMCO), including open-end
or
closed-end
management investment companies and exchange-traded funds (“ETFs”), and exchange-traded REITs. The Fund may invest in pooled investment vehicles other than registered investment companies that rely on exemptions from registration pursuant to Section 3(c) of the 1940 Act, including, for example, real estate-related companies relying on Section 3(c)(5). The Fund will not invest more than 15% of its net assets in pooled investment vehicles that would be investment companies, as defined in Section 3 of the 1940 Act, but for Section 3(c)(1) or 3(c)(7) of the 1940 Act, provided, however, that such limitation does not apply to REITs and asset-backed issuers, including, without limitation, CLOs, CBOs and other CDOs, residential mortgage-backed securities (“RMBS”), CMBS, CMOs and tender option bonds. The Fund may also invest without limitation in preferred securities. Equity interests may be issued by public or private issuers. The Fund may invest in securities of companies with any market capitalization, including small, medium and large capitalizations.

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Principal Investment Strategies	(Cont.)

The Fund may invest in securities that have not been registered for public sale in the United States or relevant
non-U.S.
jurisdictions, including without limitation securities eligible for purchase and sale pursuant to Rule 144A under the Securities Act, or relevant provisions of applicable
non-U.S.
law, and other securities issued in private placements. The Fund may invest in securities of other open- or closed-end
investment companies (including those advised by PIMCO), including, without limitation, ETFs, to the extent that such investments are consistent with the Fund’s investment objectives, strategies and policies and permissible under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure or for cash management purposes, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use by certain registered investment companies advised by PIMCO in connection with their cash management activities. The Fund treats its investments in other investment companies that invest primarily in types of securities in which the Fund may invest directly as investments in such types of securities for purposes of the Fund’s investment policies (e.g., the Fund’s investment in an investment company that invests primarily in debt securities will be treated by the Fund as an investment in a debt security). As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may be leveraged, in which case the NAV and/or market value of the investment company’s shares will be more volatile than unleveraged investments.

The Fund may seek to gain exposure to, among other types of investments, certain newly-issued Regulation S securities through investments in a Cayman Subsidiary. Regulation S securities are securities of U.S. and
non-U.S.
issuers that are issued through
off-shore
(non-U.S.)
offerings without registration with the SEC pursuant to Regulation S under the Securities Act. Offerings of Regulation S securities may be conducted outside of the United States. A Cayman Subsidiary (unlike the Fund) may invest without limitation in Regulation S securities. While a Cayman Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or a
Cayman Subsidiary to operate as described in this prospectus and the Statement of Additional Information and could adversely affect the Fund. Changes in the laws of the United States and/or the Cayman Islands could adversely affect the performance of the Fund and/or a Cayman Subsidiary.

The Fund may invest without limitation in illiquid investments (i.e., investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment).

The Fund may make investments in debt instruments and other securities or instruments directly or through one or more Subsidiaries. Each Subsidiary, for example, may invest in or originate loans or invest in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, risk retention investments or any other security or other instrument that the Fund may hold directly. The Fund does not currently intend to create, form or sponsor, or invest in securities that would result in the Fund having more than 25% of the voting securities of, any entity for investment purposes other than wholly-owned subsidiaries.

The Fund will treat the assets of its Subsidiaries as assets of the Fund for purposes of determining compliance with various provisions of the 1940 Act applicable to the Fund, including those relating to investment policies (Section 8), affiliated transactions and custody (Section 17) and capital structure and leverage (Section 18). In addition, PIMCO and the Fund’s Board of Trustees will comply with the provisions of Section 15 of the 1940 Act with respect to such a Subsidiary’s investment advisory contracts. To the extent that any Subsidiary of the Fund directly incurs leverage in the form of debt or preferred shares, the amount of such leverage used by a Fund and such Subsidiaries will be consolidated and treated as senior securities for purposes of complying with the 1940 Act’s limitations on leverage by a Fund.

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers or other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund

186	PIMCO CLOSED-END FUNDS

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may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements.

Temporary Defensive Investments.
  The Fund may make short-term investments when attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO. Upon PIMCO’s recommendation, for temporary defensive purposes or in order to keep its cash fully invested, the Fund may deviate from its investment strategy by investing some or all of its total assets in investments such as high grade debt securities, including high quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objectives when it does so.

Use of Leverage

The Fund currently utilizes leverage principally through reverse repurchase agreements. The Fund may also enter into transactions other than through reverse repurchase agreements that may give rise to a form of leverage including, among others, (i) selling credit default swaps, (ii) dollar rolls/buy backs, (iii) borrowings, such as through bank loans or commercial paper and/or other credit facilities, (iv) futures and forward contracts (including foreign currency exchange contracts), (v) total return swaps, (vi) other derivative transactions, (vii) loans of portfolio securities, (viii) short sales and (ix) when-issued, delayed delivery and forward commitment transactions. The Fund may also determine to issue preferred shares or other types of senior securities to add leverage to its portfolio. The Fund’s Board may authorize the issuance of preferred shares without the approval of Common Shareholders. If the Fund issues preferred shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares will be borne by the Common Shareholders, and these costs and expenses may be significant. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements.

Under normal market conditions, the Fund will limit its use of leverage, subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), from any combination of (i) reverse repurchase agreements (whether or not these instruments are covered as discussed in the Fund’s Prospectus), (ii) borrowings (i.e., loans or lines of credit from banks or other credit facilities), (iii) any future issuance of preferred shares, and (iv) to the extent described below, credit default swaps, other swap agreements and futures contracts (whether or not these instruments are covered as discussed below) such that the assets attributable to the use of such leverage will not exceed 50% of the Fund’s total assets (including, for purposes of the 50% limit, the amount of assets obtained through the use of such instruments) (the “50% policy”).
The Fund intends to utilize certain kinds of leverage, such as reverse repurchase agreements and selling credit default swaps, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of such leverage over time and from time to time based on PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

The Fund also may borrow money in order to repurchase its shares or as a temporary measure for extraordinary or emergency purposes, including for the payment of dividends or the settlement of securities transactions which otherwise might require untimely dispositions of portfolio securities held by the Fund.

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Principal Risks of the Funds

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Unless otherwise indicated, each Fund is subject to the principal risks indicated below, whether through direct investments, investments by a subsidiary (if applicable) or derivative positions. Each Fund may be subject to additional risks other than those described below because the types of investments made by a Fund can change over time.

Anti-Takeover Provisions
The Fund’s Amended and Restated Agreement and Declaration of Trust or Articles of Incorporation (collectively, the “Organizational Documents”), as applicable, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the
Fund to open-end status. These
provisions in the Organizational Documents could have the effect of depriving the holders (“Common Shareholders”) of the Fund’s common shares of beneficial interest (“Common Shares”) of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at NAV.

Asset Allocation Risk
The Fund’s investment performance depends upon how its assets are allocated and reallocated. A principal risk of investing in the Fund is that PIMCO may make less than optimal or poor asset allocation decisions. PIMCO employs an active approach to allocation among multiple fixed-income sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that PIMCO will focus on an investment that performs poorly or underperforms other investments under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Call Risk
Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Certain Affiliations
Certain broker-dealers may be considered to be affiliated persons of the Fund and/or the Investment Manager due to their possible affiliations with Allianz SE, the ultimate parent of the Investment Manager, or another Allianz entity. Allianz Asset Management of America LP merged with Allianz Asset Management of America LLC (“Allianz Asset Management”), with the latter being the surviving entity, effective January 1, 2023. Following the merger, Allianz Asset Management is PIMCO LLC’s managing member and direct parent entity. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

The Fund has received exemptive relief from the SEC that, to the extent the Fund relies on such relief permits it to (among other things)
co-invest
with certain other persons, including certain affiliates of the Investment Manager and certain public or private funds managed by the Investment Manager and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments
imposes extensive conditions on any
co-investments
made in reliance on such relief.

Collateralized Bond Obligations, Collateralized Loan Obligations and Collateralized Debt Obligations Risk
CBOs, CLOs and CDOs may charge management fees and administrative expenses. For CBOs, CLOs, and CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the equity tranche which generally bears losses in connection with the first defaults, if any, on the bonds or loans in the trust. A senior tranche from a CLO, CBO and CDO trust typically has higher credit ratings and lower yields than the underlying securities. CLO, CBO and CDO tranches, even senior ones, can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO, CBO or other CDO securities. The risks of an investment in a CLO, CBO or other CDO depend largely on the type of the collateral securities and the class/tranche of the instrument in which the Fund invests. Normally, CLOs, CBOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. Investments in CLOs, CBOs and CDOs may be or become illiquid. In addition to the normal risks associated with debt instruments (e.g., interest rate risk and credit risk), CLOs, CBOs and CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the risk that the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the risk that the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or others and may produce unexpected investment results.

188	PIMCO CLOSED-END FUNDS

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Confidential Information Access Risk
In managing the Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public
information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, an issuer of privately placed loans considered by the Fund may offer to provide PIMCO with financial information and related documentation regarding the issuer that is not publicly available. Pursuant to applicable policies and procedures, PIMCO may (but is not required to) seek to avoid receipt of Confidential Information from the issuer so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates. In such circumstances, the Fund (and other PIMCO clients) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. Further, PIMCO’s and the Fund’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain investments may be compromised if they are not privy to available Confidential Information. PIMCO may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Contingent Convertible Securities Risk
Contingent convertible securities (“CoCos”) have no stated maturity, have fully discretionary coupons and are typically issued in the form of subordinated debt instruments. CoCos generally either convert into equity or have their principal written down (including potentially to zero) upon the occurrence of certain triggering events (“triggers”) linked to regulatory capital thresholds or regulatory actions relating to the issuer’s continued viability. As a result, an investment by the Fund in CoCos is subject to the risk that coupon (i.e., interest) payments may be cancelled by the issuer or a regulatory authority in order to help the issuer absorb losses and the risk of total loss. An investment by the Fund in CoCos is also subject to the risk that, in the event of the liquidation, dissolution or winding-up
of an issuer prior to a trigger event, the Fund’s rights and claims will generally rank junior to the claims of holders of the issuer’s other debt obligations and CoCos may also be treated as junior to an issuer’s other obligations and securities. In addition, if CoCos held by the Fund are converted into the issuer’s underlying equity securities following a trigger event, the Fund’s holding may be further subordinated due to the conversion from a debt to equity instrument. Further, the value of an investment in CoCos is unpredictable and will be influenced by many factors and risks, including interest rate risk, credit risk, market risk and liquidity risk. An investment by the Fund in CoCos may result in losses to the Fund.

Convertible Securities Risk
The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its other debt obligations. Convertible securities are often rated below investment grade or not rated.

Counterparty Risk
The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. In the event that the Fund enters into a derivative transaction with a counterparty that subsequently becomes insolvent or becomes the subject of a bankruptcy case, the derivative transaction may be terminated in accordance with its terms and the Fund’s ability to realize its rights under the derivative instrument and its ability to distribute the proceeds could be adversely affected. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up,
bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to any underlying security or asset. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. While the Fund may seek to manage its counterparty risk by transacting with a number of counterparties, concerns about the solvency of, or a default

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Principal Risks of the Funds	(Cont.)

by, one large market participant could lead to significant impairment of liquidity and other adverse consequences for other counterparties.

“Covenant-Lite” Obligations Risk
Covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Credit Default Swaps Risk
Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to leverage risk, illiquidity risk, counterparty risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein. As the seller, the Fund would receive a stream of payments over the term of the swap agreement provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. The Fund would effectively add leverage to its portfolio because, if a default occurs, the stream of payments may stop and, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Although the Fund may seek to realize gains by selling credit default swaps that increase in value, to realize gains on selling credit default swaps, an active secondary market for such instruments must exist or the Fund must otherwise be able to close out these transactions at advantageous times. In addition to the risk of losses described above, if no such secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times, selling credit default swaps may not be profitable for the Fund.

The market for credit default swaps has become more volatile as the creditworthiness of certain counterparties has been questioned and/or downgraded. The Fund will be subject to credit risk with respect to the counterparties to the credit default swap contract (whether a clearing corporation or another third party). If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Credit Risk
The Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are rising. The downgrade of the credit of a security held by the Fund may decrease its value. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Credit risk is greater to the extent the Fund uses leverage or derivatives. Rising or high interest rates may deteriorate the credit quality of an issuer or counterparty, particularly if an issuer or counterparty faces challenges rolling or refinancing its obligations.

CSDR Related Risk
The European Union has adopted a settlement discipline regime under Regulation (EU) No 909/2014 and the Settlement Discipline RTS as they may be modified from time to time (“CSDR”), which will have phased compliance dates. It aims to reduce the number of settlement fails that occur in EEA central securities depositories (“CSDs”) and address settlement fails where they occur. The key elements of the regime are: (i) mandatory buy-ins
— if a settlement fail continues for a specified period of time after the intended settlement date, a buy-in
process must be initiated to effect the settlement; (ii) cash penalties — EEA CSDs are required to impose cash penalties on participants that cause settlement fails and distribute these to receiving participants; and (iii) allocations and confirmations — EEA investment firms are required to take measures to prevent settlement fails, including putting in place arrangements with their professional clients to communicate securities allocations and transaction confirmations. These requirements apply to transactions in transferable securities (e.g., shares and bonds), money market instruments, units in funds and emission allowances that are to be settled via an EEA CSD and, in the case of cash penalties and buy-in
requirements only, are admitted to trading or traded on an EEA trading venue or cleared by an EEA central counterparty. If the Fund enters into

190	PIMCO CLOSED-END FUNDS

(Unaudited)

in-scope
transactions, the CSDR settlement discipline regime may result in increased operational and compliance costs being borne directly or indirectly by the Fund. CSDR may also affect liquidity and increase trading costs associated with relevant securities. If in-scope
transactions are subject to additional expenses and penalties as a consequence of the CSDR settlement discipline regime, such expenses and penalties may be charged to the relevant Fund.

Currency Risk
Currency risk may be particularly high because the Fund may, at times or in general, have substantial exposure to emerging market currencies, and engage in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign
(non-U.S.)
currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Investments denominated in foreign
(non-U.S.)
currencies or that trade in and receive revenues in, foreign
(non-U.S.)
currencies, derivatives or other instruments that provide exposure to foreign
(non-U.S.)
currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign
(non-U.S.)
countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign
(non-U.S.)
governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions made to Common Shareholders. There is no assurance that a hedging strategy, if used, will be successful. Moreover, currency hedging techniques may be unavailable with respect to emerging market currencies. As a result, the Fund’s investments in foreign currency-denominated, and especially emerging market-currency denominated, securities may reduce the returns of the Fund.

The local emerging market currencies in which the Fund may be invested from time to time may experience substantially greater volatility against the U.S. dollar than the major convertible currencies of developed countries. Some of the local currencies in which the Fund may invest are neither freely convertible into one of the major currencies nor internationally traded. The local currencies may be convertible into other currencies only inside the relevant emerging market where the limited availability of such other currencies may tend to inflate their values relative to the local currency in question. Such internal exchange markets can therefore be said to be neither liquid nor competitive. In addition, many of the currencies of emerging market countries in which the Fund may invest have experienced steady devaluation relative to freely convertible currencies.

There can be no assurance that if the Fund earns income or capital gains in a
non-U.S.
country or PIMCO otherwise seeks to withdraw the Fund’s investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.

Cyber Security Risk
As the use of technology has become more prevalent in the course of business, the Fund is potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), and may come from multiple sources, including outside attacks such as denial-of-service
attacks (i.e., efforts to make network services unavailable to intended users) or cyber extortion, including exfiltration of data held for ransom and/or “ransomware” attacks that renders systems inoperable until ransom is paid, or insider actions. In addition, cyber security breaches involving the Fund’s third-party service providers (including but not limited to advisers, sub-advisers,
administrators, transfer agents, custodians, vendors, suppliers, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches or extortion of company data. Moreover, cyber security breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investments to lose value. In addition, work-from-home arrangements by the Fund, the Investment Manager or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Investment Manager or their service providers susceptible to operational disruptions, any of which could adversely impact their operations.

Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result

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Principal Risks of the Funds	(Cont.)

in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; thirdparty claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third-party service providers to the Fund. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

Debt Securities Risk
Debt securities are generally subject to the risks described below and further herein:

Issuer risk. The value of debt securities may decline for a number of reasons that directly relate to the issuer, such as management performance, major litigation, investigations or other controversies, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage or reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Interest rate risk. The market value of debt securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of debt securities will increase as interest rates fall and decrease as interest rates rise, which would be reflected in the Fund’s NAV. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Fund’s management. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate debt securities.

Prepayment risk. During periods of declining interest rates, borrowers may prepay principal. This may force the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions.

Credit risk. Credit risk is the risk that one or more debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates.

Reinvestment risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate.

Duration and maturity risk. The Fund may seek to adjust the duration or maturity of its investments in debt securities based on its assessment of current and projected market conditions. The Fund may incur costs in seeking to adjust the average duration or maturity of its portfolio of debt securities. There can be no assurances that the Fund’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful.

In addition, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the United States and could impact the liquidity and value of U.S. Government and other securities and ultimately the Fund.

Derivatives Risk
The Fund may, but is not required to, utilize a variety of derivative instruments (both long and short positions) for investment or risk management purposes. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. For example, the Fund may use derivative instruments for purposes of increasing liquidity, providing efficient portfolio management, broadening investment opportunities (including taking short or negative positions), implementing a tax or cash management strategy, gaining exposure to a particular security or segment of the market, modifying the effective duration of the Fund’s portfolio investments and/or enhancing total return.

The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives and other

192	PIMCO CLOSED-END FUNDS

(Unaudited)

similar instruments (referred to collectively as “derivatives”), which may increase market exposure, are subject to a number of risks, including leverage risk, liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, counterparty (including credit) risk, operational risk (such as documentation issues, settlement issues and systems failures), legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract), counterparty risk, tax risk and management risk as well as risks arising from changes in applicable requirements, risks arising from margin requirements and risks arising from mispricing or valuation complexity. They also involve the risk that changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the initial amount invested, and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The Investment Company Act of 1940 and related rules no longer require asset segregation for derivatives transactions, however asset segregation and posting of collateral may still be utilized for risk management or other purposes. The Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out a position and changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by Common Shareholders.

Over-the-counter
(“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse itself.

Participation in the markets for derivative instruments involves investment risks and transaction costs to which the Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty.

Therefore, it may not be possible for the Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Fund’s hedging transactions will be effective. In such case, the Fund may lose money.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found. When such markets are unavailable, the Fund will be subject to increased liquidity and investment risk.

The Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”), and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, Common Shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund, at a time when their investment in the Fund has declined in value, which tax may be at ordinary income rates. The tax treatment of certain derivatives in which the Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by the Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or

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Principal Risks of the Funds	(Cont.)

eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that the Fund’s hedging transactions will be effective.

The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance.

Distressed and Defaulted Securities Risk
Investments in the securities of financially distressed issuers involve substantial risks, including the risk of default. Distressed securities generally trade significantly below “par” or full value because investments in such securities and debt of distressed issuers or issuers in default are considered speculative and involve substantial risks in addition to the risks of investing in high-yield bonds. Such investments may be in default at the time of investment. In addition, these securities may fluctuate more in price, and are typically less liquid. The Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. In any such proceeding relating to a defaulted obligation, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Moreover, any securities received by the Fund upon completion of a workout or bankruptcy proceeding may be less liquid, speculative or restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to the securities of a distressed issuer, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Also among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. PIMCO’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.
Distribution Rate Risk
Although the Fund may seek to maintain level distributions, the Fund’s distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.

For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. For example, the Fund may have to deploy uninvested assets (whether from sales of Fund shares, proceeds from matured, traded or called debt obligations or other sources) in new, lower yielding instruments. Additionally, payments from certain instruments that may be held by the Fund (such as variable and floating rate securities) may be negatively impacted by declining interest rates, which may also lead to a decline in the Fund’s distributable income and dividend levels.

Emerging Markets Risk
Foreign (non U.S.) investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or doing business in emerging market countries or invests in securities denominated in the currencies of emerging market countries. Investing in securities of issuers based in or doing business in emerging markets entails all of the risks of investing in foreign securities noted above, but to a heightened degree.

Investments in emerging market countries pose a greater degree of systemic risk (i.e., the risk of a cascading collapse of multiple institutions within a country, and even multiple national economies). The inter-relatedness of economic and financial institutions within and among emerging market economies has deepened over the years, with the effect that institutional failures and/or economic difficulties that are of initially limited scope may spread throughout a country, a region or all or most emerging market countries. This may undermine any attempt by the Fund to reduce risk through geographic diversification of its portfolio.

There is a heightened possibility of imposition of withholding taxes on interest or dividend income generated from emerging market securities. Governments of emerging market countries may engage in confiscatory taxation or expropriation of income and/or assets to raise revenues or to pursue a domestic political agenda. In the past, emerging market countries have nationalized assets, companies and even entire sectors, including the assets of foreign investors, with inadequate or no compensation to the prior owners. There can be no assurance that the Fund will not suffer a loss of any or all of its investments, or interest or dividends thereon, due to adverse fiscal or other policy changes in emerging market countries.

194	PIMCO CLOSED-END FUNDS

(Unaudited)

There is also a greater risk that an emerging market government may take action that impedes or prevents the Fund from taking income and/or capital gains earned in the local currency and converting into U.S. dollars (i.e., “repatriating” local currency investments or profits). Certain emerging market countries have sought to maintain foreign exchange reserves and/or address the economic volatility and dislocations caused by the large international capital flows by controlling or restricting the conversion of the local currency into other currencies. This risk tends to become more acute when economic conditions otherwise worsen. There can be no assurance that if the Fund earns income or capital gains in an emerging market currency or PIMCO otherwise seeks to withdraw the Fund’s investments from a given emerging market country, capital controls imposed by such country will not prevent, or cause significant expense, or delay in, doing so.

Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims. In certain emerging market countries, although bankruptcy laws have been enacted, the process for reorganization remains highly uncertain. In addition, it may be impossible to seek legal redress against an issuer that is a sovereign state.

Emerging market countries typically have less established legal, accounting, recordkeeping and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. The Fund may also be subject to emerging markets risk if it invests in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities.

Other heightened risks associated with emerging markets investments include without limitation (i) risks due to less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including sanctions and restrictions on investing in issuers or industries deemed sensitive to relevant national interests and requirements that government approval be obtained prior to investment by foreign persons; (iv) certain national policies that may restrict the Fund’s repatriation of investment income, capital or the proceeds of sales of securities, including temporary restrictions on foreign capital remittances; (v) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (vi) less publicly available financial and other information regarding issuers; (vii) potential difficulties in enforcing contractual obligations; and (viii) higher rates of inflation, higher interest rates and other economic concerns. The Fund may invest to a substantial extent in emerging market securities that are denominated in local currencies, subjecting the Fund to a greater degree of foreign currency risk. Also, investing in emerging market countries may entail purchases of securities of issuers that are insolvent, bankrupt or otherwise of questionable ability to satisfy their payment obligations as they become due, subjecting the Fund to a greater amount of credit risk and/or high yield risk. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.

Equity Securities and Related Market Risk
The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. They may also decline due to labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred securities, convertible securities and warrants. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Focused Investment Risk
To the extent that the Fund focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector, including (but not limited to): governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with

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Principal Risks of the Funds	(Cont.)

environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Foreign
(Non-U.S.)
Investment Risk
Foreign
(non-U.S.)
securities may experience more rapid and extreme changes in value than securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign
(non-U.S.)
securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Foreign
(non-U.S.)
market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. Investments in foreign
(non-U.S.)
markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign
(non-U.S.)
investing in their capital markets or in certain sectors or industries. In addition, a foreign
(non-U.S.)
government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign
(non-U.S.)
investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. A reduction in trading in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners may have an adverse impact on a Fund’s investments.

Also, nationalization, expropriation or confiscatory taxation, unstable governments, decreased market liquidity, currency blockage, market disruptions, political changes, security suspensions or diplomatic developments or the imposition of sanctions or other similar measures could adversely affect the Fund’s investments in a foreign (non U.S.)
country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign
(non-U.S.)
securities. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country’s securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and adversely impact a Fund’s liquidity and performance. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or in securities denominated in a particular foreign
(non-U.S.)
currency, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign
(non-U.S.)
investments. Foreign
(non-U.S.)
securities may also be less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities of U.S. issuers.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, regional armed conflict and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions, export and import controls, and other similar measures may be imposed by the United States and/or other countries. Other similar measures may include, but are not limited to, banning or expanding bans on Russia or certain persons or entities associated with Russia from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors,

196	PIMCO CLOSED-END FUNDS

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and freezing Russian assets or those of particular countries, entities or persons with ties to Russia (e.g., Belarus). Such sanctions and other similar measures — which may impact companies in many sectors, including energy, financial services, technology, accounting, quantum computing, shipping, aviation, metals and mining, defense, architecture, engineering, construction, manufacturing and transportation, among others — and Russia’s countermeasures may negatively impact the Fund’s performance and/or ability to achieve its investment objectives. For example, certain investments may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited, securities markets close, or market participants cease transacting in certain investments in light of geopolitical events, sanctions or related considerations), which could render any such securities held by the Fund unmarketable for an indefinite period of time and/or cause the Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that the Fund no longer seeks to hold. In addition, such sanctions or other similar measures, and the Russian government’s response, could result in a downgrade of Russia’s credit rating or of securities of issuers located in or economically tied to Russia, devaluation of Russia’s currency and/or increased volatility with respect to Russian securities and the ruble. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks, espionage or other asymmetric measures) or resulting actual or threatened responses to such activity may impact Russia’s economy and Russian and other issuers of securities in which the Fund is invested. Such resulting actual or threatened responses may include, but are not limited to, purchasing and financing restrictions, withdrawal of financial intermediaries, boycotts or changes in consumer or purchaser preferences, sanctions, export and import controls, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians. Any actions by Russia made in response to such sanctions or retaliatory measures could further impair the value and liquidity of Fund investments. Sanctions and other similar measures have resulted in defaults on debt obligations by certain corporate issuers and the Russian Federation that could lead to cross-defaults or cross-accelerations on other obligations of these issuers. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. These issues can be magnified as a result of sanctions and other similar measures that may be imposed and the Russian government’s response. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia, and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss can still occur. In addition, sanctions by the European Union against the NSD, as well as the potential for sanctions by other governments, could make it more difficult to conduct or confirm transactions involving Russian securities. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be recorded by companies themselves and by registrars. In such cases, the risk is increased that the Fund could lose ownership rights through fraud, negligence or oversight. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. In addition, sanctions or Russian countermeasures may prohibit or limit a Fund’s ability to participate in corporate actions, and therefore require the Fund to forego voting on or receiving funds that would otherwise be beneficial to the Fund. To the extent that the Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, minerals and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices and to sanctions or other actions that may be directed at the Russian economy as a whole or at Russian oil, natural gas, metals, minerals or timber industries.

Foreign Loan Originations Risk
PDI, PAXS and PDO may originate loans to foreign entities and individuals, including foreign
(non-U.S.)
and emerging market entities and individuals. Such loans may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals. The foreign

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Principal Risks of the Funds	(Cont.)

lending industry may be subject to less governmental supervision and regulation than exists in the United States; conversely, foreign regulatory regimes applicable to the lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as the Fund. Foreign lending may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the United States. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. The Fund’s loans to foreign entities and individuals may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies.

The Fund’s exposure to loans to foreign entities and individuals may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. In addition, fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the Fund’s exposure to loans to foreign entities and individuals. The Fund is unlikely to be able to pass through to its shareholders foreign income tax credits in respect of any foreign income taxes it pays.

High Yield Securities Risk
To the extent that the Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”), the Fund may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities, which could have a negative effect on the NAV and market price of the Fund’s Common Shares or Common Share dividends. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities at an advantageous time or price. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks.

High yield securities structured as
zero-coupon
bonds or
pay-in-kind
securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require the Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in the Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Fund. Because of the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative.

In general, lower rated debt securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative effect on the Fund. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as “high yield” securities or “junk bonds.” High yield securities involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. The Fund may purchase stressed or distressed securities that are in default or the issuers of which are in bankruptcy, which involve heightened risks. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service or repay their debt obligations. Lower-rated securities are generally less liquid than higher-rated securities, which may have an adverse effect on the Fund’s ability to dispose of them. For example, under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. To the extent the Fund focuses on below investment grade debt obligations, PIMCO’s capabilities in analyzing credit quality and associated risks will be particularly important, and there can be no assurance that PIMCO will be successful in this regard. Due to the risks involved in investing in high yield securities, an investment in the Fund should be considered speculative. The Fund’s credit quality policies apply only at the time a

198	PIMCO CLOSED-END FUNDS

(Unaudited)

security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, PIMCO may consider factors including, but not limited to, PIMCO’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. Analysis of creditworthiness may be more complex for issuers of high yield securities than for issuers of higher quality debt securities.

Inflation/Deflation Risk
Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Inflation has increased and cannot be predicted when, if, or the degree to which it may decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and Common Shares.

Inflation-Indexed Security Risk
Inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including Treasury Inflation-Protected Securities (“TIPS”), tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used (i.e., the Consumer Price Index (“CPI”)), which is calculated and published by a third-party, will accurately measure the real rate of inflation in the prices of goods and services. Increases in the principal value of TIPS due to inflation are considered taxable ordinary income for the amount of the increase in the calendar year. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. Additionally, a CPI swap can potentially lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (fixed breakeven rate) that the investor agrees to pay at the initiation of the swap. With municipal inflation-indexed securities, the inflation adjustment is integrated into the coupon payment, which is federally tax exempt (and may be state tax exempt). For municipal inflation-indexed securities, there is no adjustment to the principal value. Because municipal inflation-indexed securities are a small component of the municipal bond market, they may be less liquid than conventional municipal bonds.

Interest Rate Risk
Interest rate risk is the risk that fixed income securities and other instruments in the Fund’s portfolio will fluctuate in value because of a change in interest rates. For example, as nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. The Fund may not be able to effectively hedge against changes in interest rates or may choose not to do so for cost or other reasons.

A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Risks associated with rising interest rates are heightened under current market conditions given that the U.S. Federal Reserve (the “Federal Reserve”) has begun to raise interest rates from historically low levels and has signaled an intention to continue to do so. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Further, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed-income investments when due.

Further, fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of eight years would generally be expected to decline by approximately 8% if interest rates rose by one percentage point.

Variable and floating rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase

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Principal Risks of the Funds	(Cont.)

in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if the Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Convexity is an additional measure used to understand a security’s or Fund’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if the Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.

Rising interest rates may result in a decline in value of the Fund’s fixed income investments and in periods of volatility. Also, when interest rates rise, issuers are less likely to refinance existing debt securities, causing the average life of such securities to extend. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, a significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause the Fund to lose value.

Issuer Risk
The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, major litigation, investigations or other controversies, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage or reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole. These risks can apply to the Common Shares issued by the Fund and to the issuers of securities and other instruments in which the Fund invests.

Leverage Risk
The Fund’s use of leverage, if any, creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The Fund’s assets attributable to leverage, if any, will be invested in accordance with the Fund’s investment objectives and policies. Interest expense payable by the Fund with respect to derivatives and other forms of leverage, and dividends payable with respect to preferred shares outstanding, if any, will generally be based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest expenses and other costs to the Fund of such leverage, the investment of the proceeds thereof will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Common Shareholders. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. Therefore,

200	PIMCO CLOSED-END FUNDS

(Unaudited)

there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Common Shares, and it may result in losses. In addition, any preferred shares issued by the Fund are expected to pay cumulative dividends, which may tend to increase leverage risk. Leverage creates several major types of risks for Common Shareholders, including:

∎	the likelihood of greater volatility of NAV and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

∎
the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and

∎
the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged.

In addition, the counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Successful use of dollar rolls may depend upon the Investment Manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. In connection with reverse repurchase agreements and dollar rolls, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.

The Fund may engage in total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives. The Fund’s use of such transactions gives rise to associated leverage risks described above, and may adversely affect the Fund’s income, distributions and total returns to Common Shareholders. To the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged through use of these derivative strategies.

Any total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, purchases or sales of futures and forward contracts (including foreign currency exchange contracts), call and put options or other derivatives by the Fund or counterparties to the Fund’s other leveraging transactions, if any, would have seniority over the Fund’s Common Shares.

Because the fees received by the Investment Manager may increase depending on the types of leverage utilized by the Fund
1
, the Investment Manager has a financial incentive for the Fund to use certain forms of leverage, which may create a conflict of interest between the Investment Manager, on the one hand, and the Common Shareholders, on the other hand.

Limited Term Risk
With respect to each of PDO and PAXS, unless the limited term provision of the Fund’s Restated Agreement and Declaration of Trust (the “Declaration”) is amended by shareholders in accordance with the Declaration, or unless the Fund completes a tender offer, as of a date within twelve months preceding the fund’s dissolution date, to all Common Shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the net asset value per Common Share on the expiration date of the tender offer (an “Eligible Tender Offer”) and converts to perpetual existence, the Fund will terminate on or about January 27, 2033, with respect to PIMCO Dynamic Income Opportunities Fund, and January 27, 2034, with respect to PIMCO Access Income Fund (the “Dissolution Date”). The Fund is not a
so-called
“target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund whose investment objective is to return its original NAV on the Dissolution Date or in an Eligible Tender Offer. The Fund’s investment objectives and policies are not designed to seek to return to investors that purchase shares in this offering their initial investment on the Dissolution Date or in an Eligible Tender Offer, and such investors and investors that purchase shares after the completion of this offering may receive more or less than their original investment upon dissolution or in an Eligible Tender Offer.

Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the

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Principal Risks of the Funds	(Cont.)

Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid securities as the Dissolution Date approaches, and losses due to portfolio liquidation may be significant. Beginning one year before the Dissolution Date (the “Wind-Down Period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy and may not achieve its investment objectives. As a result, during the Wind-Down Period, the Fund’s distributions may decrease, and such distributions may include a return of capital. It is expected that Common Shareholders will receive cash in any liquidating distribution from the Fund, regardless of their participation in the Fund’s automatic dividend reinvestment plan. However, if on the Dissolution Date the Fund owns securities for which no market exists or securities that are trading at depressed prices, such securities may be placed in a liquidating trust. Any such liquidating trust or other similar vehicle is not expected to be a registered investment company. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust. The Fund’s investment objectives and policies are not designed to seek to return investors’ original investment upon termination of the Fund, and investors may receive more or less than their original investment upon termination of the Fund. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund and, in particular, losses from the disposition of illiquid securities may be significant. The disposition of portfolio investments by the Fund could also cause market prices of such instruments, and hence the NAV and market price of the Common Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses.

Moreover, in conducting such portfolio transactions, the Fund may need to deviate from its investment policies and may not achieve its investment objectives. The Fund’s portfolio composition may change as its portfolio holdings mature or are called or sold in anticipation of an Eligible Tender Offer or the Dissolution Date. During such period(s), it is possible that the Fund will hold a greater percentage of its total assets in shorter term and lower yielding securities and cash and cash equivalents than it would otherwise, which may impede the Fund’s ability to achieve its investment objectives and adversely impact the Fund’s performance and distributions to Common Shareholders, which may in turn adversely impact the market value of the Common Shares.
In addition, the Fund may be required to reduce its leverage, which could also adversely impact its performance. The additional cash or cash equivalents held by the Fund could be obtained through reducing the Fund’s distributions to Common Shareholders and/or holding cash in lieu of reinvesting, which could limit the ability of the Fund to participate in new investment opportunities. The Fund does not limit its investments to securities having a maturity date prior to or around the Dissolution Date, which may exacerbate the foregoing risks and considerations. A Common Shareholder may be subject to the foregoing risks over an extended period of time, particularly if the Fund conducts an Eligible Tender Offer and is also subsequently terminated by or around the Dissolution Date.

If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objectives and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Fund in the investments. Any capital gains recognized on such dispositions, as reduced by any capital losses the Fund realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to Common Shareholders. If the Fund’s tax basis for the investments sold is less than the sale proceeds, the Fund will recognize capital gains, which the Fund will be required to distribute to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to a tender offer would have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering
Common Shareholders.

The purchase of Common Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering
Common Shareholders. All Common Shareholders remaining after a tender offer may be subject to

202	PIMCO CLOSED-END FUNDS

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proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. Such reduction in the Fund’s total assets may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Such reduction in the Fund’s total assets may also cause Common Shares to become thinly traded or otherwise negatively impact secondary trading of Common Shares. A reduction in net assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Fund’s Common Shares to trade at a wider discount to NAV than it otherwise would. Furthermore, the portfolio of the Fund following an Eligible Tender Offer could be significantly different and, therefore, Common Shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase Common Shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the Common Shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer.

The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer would be canceled, no Common Shares would be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve on the Dissolution Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the number of tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, the Board may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval. Thereafter, the Fund will have a perpetual existence. The Investment Manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end
management investment companies frequently trade at a discount from their NAV, and as a result remaining Common Shareholders may only be able to sell their Shares at a discount to NAV.
Liquidity Risk
Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. The Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

In such cases, the Fund, due to regulatory limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve securities of companies with smaller market capitalizations, foreign
(non-U.S.)
securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk.

Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with repurchase offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

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Principal Risks of the Funds	(Cont.)

Liquidity risk also refers to the risk that the Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. The Fund may have to sell a security at a disadvantageous time or price to meet such obligations.

The current direction of governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply, such as through higher rates, tighter financial regulations and proposals related to open-end
fund liquidity that may prevent mutual funds and exchange-traded funds from participating in certain markets.

Loan Origination Risk
PDI, PAXS and PDO may seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, assignments, participations, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. Each Fund may originate loans to corporations and/or other legal entities and individuals, including foreign
(non-U.S.)
and emerging market entities and individuals. Loans may carry significant credit risks (for example, a borrower may not have a credit rating or score or may have a rating or score that indicates significant credit risk). This may include loans to public or private firms or individuals, such as in connection with housing development projects. The loans the Fund invests in or originates may vary in maturity and/or duration. The Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. The Fund’s investment in or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Code in order to qualify as a RIC. The Fund may subsequently offer such investments for sale to third parties; provided, that there is no assurance that the Fund will complete the sale of such an investment. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund’s investments having high exposure to certain borrowers. The Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by the Fund and Common Shareholders.

Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state attorneys general, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund engages in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.

Loans and Other Indebtedness; Loan Participations and Assignments Risk
Loan interests may take the form of (i) direct interests acquired during a primary distribution or other purchase of a loan, (ii) loans originated by the Fund or (iii) assignments of, novations of or participations in all or a portion of a loan acquired in secondary markets. In addition to credit risk and interest rate risk, the Fund’s exposure to loan interests may be subject to additional risks. In addition to credit risk and interest rate risk, the Fund’s exposure to loan interests may be subject to additional risks. For example, purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured may offer the Fund more protection than an unsecured loan in the event of non-payment
of scheduled interest or principal if the Fund is able to access and monetize the collateral. However, the collateral underlying a loan, if any, may be unavailable or insufficient to satisfy a borrower’s obligation. If the Fund becomes owner, whole or in part, of any collateral after a loan is foreclosed, the Fund may incur costs associated with owning and/or monetizing its ownership of the collateral.

Moreover, the purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights

204	PIMCO CLOSED-END FUNDS

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and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off
against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off
between the lender and the borrower. Certain loan participations may be structured in a manner designed to prevent purchasers of participations from being subject to the credit risk of the lender, but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation may be delayed and the assignability of the participation impaired.

The Fund may have difficulty disposing of loans and loan participations. Because there is no liquid market for many such investments, the Fund anticipates that such investments could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular loans and loan participations when that would be desirable, including in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans and loan participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio.
Investments in loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans may include acquisitions of, or participation in, delayed funding loans and revolving credit facilities. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Further, the Fund may need to hold liquid assets in order to provide funding for these types of commitments, meaning the Fund may not be able to invest in other attractive investments, or the Fund may need to liquidate existing assets in order to provide such funding.

To the extent the Fund invests in loans, including bank loans, or originates loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments and may be more volatile than other types of securities. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in loans. In addition, the loans in which the Fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in loans may involve greater costs than transactions in more actively traded securities. In connection with certain loan transactions, transaction costs that are borne by the Fund may include the expenses of third parties that are retained to assist with reviewing and conducting diligence, negotiating, structuring and servicing a loan transaction, and/or providing other services in connection therewith. Furthermore, the Fund may incur such costs in connection with loan transactions that are pursued by the Fund but not ultimately consummated
(so-called
“broken deal costs”).

Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads, among other factors, may, in certain circumstances, make loans more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for the loans and/or may result in the

ANNUAL REPORT	|	JUNE 30, 2023	205

Principal Risks of the Funds	(Cont.)

Fund not receiving the proceeds from a sale of a loan for an extended period after such sale, each of which could result in losses to the Fund. Some loans may have extended trade settlement periods, including settlement periods of greater than seven days, which may result in cash not being immediately available to the Fund. If an issuer of a loan prepays or redeems the loan prior to maturity, the Fund may have to reinvest the proceeds in other loans or similar instruments that may pay lower interest rates. Because of the risks involved in investing in loans, an investment in the Fund should be considered speculative.

The Fund’s investments in subordinated and unsecured loans generally are subject to similar risks as those associated with investments in secured loans. Subordinated or unsecured loans are lower in priority of payment to secured loans and are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated and unsecured loans generally have greater price volatility than secured loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in subordinated or unsecured loans, which would create greater credit risk exposure for the holders of such loans. Subordinate and unsecured loans share the same risks as other below investment grade securities.

There may be less readily available information about most loans and the underlying borrowers than is the case for many other types of securities. Loans may be issued by borrowers that are not subject to SEC reporting requirements and therefore may not be required to file reports with the SEC or may file reports that are not required to comply with SEC form requirements. In addition, such borrowers may be subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Because there is limited public information available regarding loan investments, the Fund is particularly dependent on the analytical abilities of the Fund’s portfolio managers.

Economic exposure to loan interests through the use of derivative transactions may involve greater risks than if the Fund had invested in the loan interest directly during a primary distribution, through direct originations or through assignments of, novations of or participations in a loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.
The risks described in the principal risk titled “Loans and Other Indebtedness; Loan Participations and Assignments Risk” also apply to loans originated by PIMCO Dynamic Income Fund, PIMCO Access Income Fund and PIMCO Dynamic Income Opportunities Fund.

Management Risk
The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent the Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. The Fund is also subject to the risk that deficiencies in the internal systems or controls of PIMCO or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent the Fund from purchasing a security expected to appreciate in value. Additionally, actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of the services of one or more key employees of PIMCO could have an adverse impact on the Fund’s ability to realize its investment objectives.

In addition, the Fund may rely on various third-party sources to calculate its NAV. As a result, the Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. The Fund may be unable to recover any losses associated with such failures.

206	PIMCO CLOSED-END FUNDS

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Market Discount Risk
The price of the Fund’s Common Shares will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end
management investment companies frequently trade at a discount from their NAV.

Market Disruptions Risk
The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation, other factors relating to the Fund’s investments or the Investment Manager’s operations and the value of an investment in the Fund, its distributions and its returns. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. Furthermore, events involving limited liquidity, defaults, non-performance
or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems.

Market Risk
The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries or companies represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.
In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, social unrest, recessions, supply chain disruptions, market manipulation, government defaults, government shutdowns, political changes, diplomatic developments or the imposition of sanctions and other similar measures, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, changes in interest rates, inflation/deflation, travel restrictions or quarantines, and significantly adversely impact the economy.

The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.

Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. As discussed more under “Interest Rate Risk,” the Federal Reserve has begun to raise interest rates from historically low levels and has signaled an intention to continue to do so. Any additional interest rate increases in the future could cause the value of any Fund, such as the Fund, that invests in fixed income securities to decrease.

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Principal Risks of the Funds	(Cont.)

Although interest rates have significantly increased since 2022 through the date of this report, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt and other fixed income securities). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector. As examples of the current risks faced by real estate-related assets: tenant vacancy rates, tenant turnover and tenant concentration have increased; owners of real estate have faced headwinds, delinquencies and difficulties in collecting rents and other payments (which increases the risk of owners being unable to pay or otherwise defaulting on their own borrowings and obligations); property values have declined; inflation, upkeep costs and other expenses have increased; and rents have declined for many properties.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, the Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.

Mortgage-Related and Other Asset-Backed Instruments Risk
The mortgage-related assets in which the Fund may invest include, but are not limited to, any security, instrument or other asset that is related to U.S. or
non-U.S.
mortgages, including those issued by private originators or issuers, or issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities or by
non-U.S.
governments or authorities, such as, without limitation, assets representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including REMICs, which could include
Re-REMICs,
mortgage pass-through securities, inverse floaters, CMOs, CLOs, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), mortgage-related asset backed securities and mortgage-related loans (including through participations, assignments, originations and whole loans), including commercial and residential mortgage loans. Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-related assets.

The Fund may also invest in other types of ABS, including CDOs, CBOs and CLOs and other similarly structured securities.
Mortgage-related and other asset-backed instruments represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments.

Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. Compared to other fixed income investments with similar maturity and credit, mortgage-related securities may increase in value to a lesser extent when interest rates decline and may decline in value to a similar or greater extent when interest rates rise. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause the Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed instruments are subject to risks similar to those associated with mortgage-related assets, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed instruments may be largely dependent upon the cash flows generated by the assets backing the instruments, and asset-backed instruments may not have the benefit of any security interest in the related assets.

Subordinate mortgage-backed or asset-backed instruments are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payments on subordinate mortgage-backed or asset-backed instruments will not be fully paid.

There are multiple tranches of mortgage-backed and asset-backed instruments, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed instrument has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled

208	PIMCO CLOSED-END FUNDS

(Unaudited)

payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. The Fund may also invest in the residual or equity tranches of mortgage-related and other asset-backed instruments, which may be referred to as subordinate mortgage-backed or asset-backed instruments and interest-only mortgage-backed or asset-backed instruments. The Fund expects that investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed instruments that are more highly rated.

The mortgage markets in the United States and in various foreign countries have experienced extreme difficulties in the past that adversely affected the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential and commercial mortgage loans (especially subprime and second-lien mortgage loans) may increase, and a decline in or flattening of housing and other real property values may exacerbate such delinquencies and losses. In addition, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

With respect to risk retention tranches (i.e., eligible residual interests initially held by the sponsors of CMBS and other eligible securitizations pursuant to the U.S. Risk Retention Rules), a third-party purchaser, such as the Fund, must hold its retained interest, unhedged, for at least five year following the closing of the CMBS transaction, after which it is entitled to transfer its interest in the securitization to another person that meets the requirements for a third-party purchaser. Even after the required holding period has expired, due to the generally illiquid nature of such investments, no assurance can be given as to what, if any, exit strategies will ultimately be available for any given position.
In addition, there is limited guidance on the application of the U.S. Risk Retention Rules to specific securitization structures. There can be no assurance that the applicable federal agencies charged with the implementation of the U.S. Risk Retention Rules (the FDIC, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the U.S. Risk Retention Rules will not change.

Furthermore, in situations where the Fund invests in risk retention tranches of securitizations structured by third parties, the Fund may be required to execute one or more letters or other agreements, the exact form and nature of which will vary (each, a “Risk Retention Agreement”) under which it will make certain undertakings designed to ensure such securitization complies with the U.S. Risk Retention Rules. Such Risk Retention Agreements may include a variety of representations, warranties, covenants and other indemnities, each of which may run to various transaction parties. If the Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach, which could be significant and exceed the value of the Fund’s investments.

Mortgage-Related Derivative Instruments Risk
The Fund may engage in derivative transactions related to mortgage-backed securities, including purchasing and selling exchange-listed and OTC put and call options, futures and forwards on mortgages and mortgage-backed securities. The Fund may also invest in mortgage-backed securities credit default swaps, which include swaps the reference obligation for which is a mortgage-backed security or related index, such as the CMBX Index (a tradeable index referencing a basket of commercial mortgage-backed securities), the TRX Index (a tradeable index referencing total return swaps based on commercial mortgage-backed securities) or the ABX (a tradeable index referencing a basket of sub-prime
mortgage-backed securities). The Fund may invest in newly developed mortgage related derivatives that may hereafter become available.

Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flows and the market value of these derivative instruments. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative

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Principal Risks of the Funds	(Cont.)

instruments may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Mortgage-related derivative instruments involve risks associated with mortgage-related and other asset-backed instruments, privately-issued mortgage-related securities, the mortgage market, the real estate industry, derivatives and credit default swaps.

Non-Diversification
Risk
Each of PDO and PAXS is
“non-diversified,”
which means that the Fund may invest a significant portion of its assets in the securities of a smaller number of issuers than a diversified fund. Focusing investments in a small number of issuers increases risk. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund might be. Some of those issuers also may present substantial credit or other risks. Similarly, the Fund may be subject to increased economic, business or political risk to the extent that it invests a substantial portion of its assets in a particular currency, in a group of related industries, in a particular issuer, in the bonds of similar projects or in a narrowly defined geographic area outside the U.S. Notwithstanding the Fund’s status as a
“non-diversified”
investment company under the 1940 Act, the Fund intends to qualify as a regulated investment company accorded special tax treatment under the Code, which imposes its own diversification requirements.

Operational Risk
An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Other Investment Companies Risk
When investing in an investment company, the Fund will generally bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to same leverage risks.
Platform Risk
The Alt Lending ABS in which the Fund may invest are typically not listed on any securities exchange and not registered under the Securities Act. In addition, the Fund anticipates that these instruments may only be sold to a limited number of investors and may have a limited or non-existent
secondary market. Accordingly, the Fund currently expects that certain of the investments it may make in Alt Lending ABS will face heightened levels of liquidity risk. Although currently there is generally no reliable, active secondary market for certain Alt Lending ABS, a secondary market for these Alt Lending ABS may develop. If the Fund purchases Alt Lending ABS on an alternative lending platform, the Fund will have the right to receive principal and interest payments due on loans underlying the Alt Lending ABS only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to the Fund. If a borrower is unable or fails to make payments on a loan for any reason, the Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

The Fund may have limited knowledge about the underlying loans and is dependent upon the platform for information regarding underlying loans. Although PIMCO may conduct diligence on the platforms, the Fund generally does not have the ability to independently verify the information provided by the platforms, other than payment information regarding loans underlying the Alt Lending ABS owned by the Fund, which the Fund observes directly as payments are received. With respect to Alt Lending ABS that the Fund purchases in the secondary market (i.e., not directly from an alternative lending platform), the Fund may not perform the same level of diligence on such platform or at all. The Fund may not review the particular characteristics of the loans collateralizing an Alt Lending ABS, but rather negotiate in advance with platforms the general criteria of the underlying loans. As a result, the Fund is dependent on the platforms’ ability to collect, verify and provide information to the Fund about each loan and borrower.

The Fund relies on the borrower’s credit information, which is provided by the platforms. However, such information may be out of date, incomplete or inaccurate and may, therefore, not accurately reflect the borrower’s actual creditworthiness. Platforms may not have an obligation to update borrower information, and, therefore, the Fund may not be aware of any impairment in a borrower’s creditworthiness subsequent to the making of a particular loan. The platforms’ credit decisions and scoring models may be based on algorithms that could

210	PIMCO CLOSED-END FUNDS

(Unaudited)

potentially contain programming or other errors or prove to be ineffective or otherwise flawed. This could adversely affect loan pricing data and approval processes and could cause loans to be mispriced or misclassified, which could ultimately have a negative impact on the Fund’s performance.

In addition, the underlying loans, in some cases, may be affected by the success of the platforms through which they are facilitated. Therefore, disruptions in the businesses of such platforms may also negatively impact the value of the Fund’s investments. In addition, disruption in the business of a platform could limit or eliminate the ability of the Fund to invest in loans originated by that platform, and therefore the Fund could lose some or all of the benefit of its diligence effort with respect to that platform.

Platforms are
for-profit
businesses that, as a general matter, generate revenue by collecting fees on funded loans from borrowers and by assessing a loan servicing fee on investors, which may be a fixed annual amount or a percentage of the loan or amounts collected. This business could be disrupted in multiple ways; for example, a platform could file for bankruptcy or a platform might suffer reputational harm from negative publicity about the platform or alternative lending more generally and the loss of investor confidence in the event that a loan facilitated through the platform is not repaid and the investor loses money on its investment. Many platforms and/or their affiliates have incurred operating losses since their inception and may continue to incur net losses in the future, particularly as their businesses grow and they incur additional operating expenses. Platforms may also be forced to defend legal action taken by regulators or governmental bodies. Alternative lending is a newer industry operating in an evolving legal environment. Platforms may be subject to risk of litigation alleging violations of law and/or regulations, including, for example, consumer protection laws, whether in the U.S. or in foreign jurisdictions. Platforms may be unsuccessful in defending against such lawsuits or other actions and, in addition to the costs incurred in fighting any such actions, platforms may be required to pay money in connection with the judgments, settlements or fines or may be forced to modify the terms of its borrower loans, which could cause the platform to realize a loss or receive a lower return on a loan than originally anticipated. Platforms may also be parties to litigation or other legal action in an attempt to protect or enforce their rights or those of affiliates, including intellectual property rights, and may incur similar costs in connection with any such efforts.

The Fund’s investments in Alt Lending ABS may expose the Fund to the credit risk of the issuer. Generally, such instruments are unsecured obligations of the issuer; an issuer that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its obligations to the Fund, even if the payments on the underlying loan or loans continue to be made timely and in full. In addition, when the
Fund owns Alt Lending ABS, the Fund and its custodian generally does not have a contractual relationship with, or personally identifiable information regarding, individual borrowers, so the Fund will not be able to enforce underlying loans directly against borrowers and may not be able to appoint an alternative servicing agent in the event that a platform or third-party servicer, as applicable, ceases to service the underlying loans. Therefore, the Fund is more dependent on the platform for servicing than if the Fund had owned whole loans through the platform. Where such interests are secured, the Fund relies on the platform to perfect the Fund’s security interest. In addition, there may be a delay between the time the Fund commits to purchase an instrument issued by a platform, its affiliate or a special purpose entity sponsored by the platform or its affiliate and the issuance of such instrument and, during such delay, the funds committed to such an investment will not earn interest on the investment nor will they be available for investment in other alternative lending-related instruments, which will reduce the effective rate of return on the investment. The Fund’s investments in Alt Lending ABS may be illiquid.

Portfolio Turnover Risk
The Investment Manager manages the Fund without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions but does involve indirect transaction costs. The use of futures contracts and other derivative instruments may involve the payment of commissions to futures commission merchants or other intermediaries. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups
and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact the Fund’s after-tax
returns.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities
The Investment Manager and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Manager may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the

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Principal Risks of the Funds	(Cont.)

Fund. Subject to the requirements of the 1940 Act, the Investment Manager intends to engage in such activities and may receive compensation from third parties for its services. The results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Investment Manager or its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by the Investment Manager or its affiliates, including proprietary accounts, achieve profits on their trading.

Preferred Securities Risk
In addition to equity securities risk, credit risk and possibly high yield risk, investment in preferred securities involves certain other risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. In order to receive the special treatment accorded to regulated investment companies and their shareholders under the Internal Revenue Code of 1986, as amended (the “Code”) and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

Privacy and Data Security Risk
The Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public
personal information about a consumer to
non-
affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-
affiliated third parties. Many states and a number of
non-U.S.
jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

The Fund generally does not intend to obtain or hold borrowers’
non-public
personal information, and the Fund has implemented procedures designed to prevent the disclosure of borrowers’
non-public
personal information to the Fund. However, service providers to the Fund or its direct or indirect fully-owned subsidiaries, including their custodians and the platforms acting as loan servicers for the Fund or its direct or indirect fully-owned subsidiaries, may obtain, hold or process such information. The Fund cannot guarantee the security of non-public
personal information in the possession of such a service provider and cannot guarantee that service providers have been and will continue to comply with the GLBA, other data security and privacy laws and any other related regulatory requirements. Violations of the GLBA and other laws could subject the Fund to litigation and/or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on the Fund. The Fund may also face regulations related to privacy and data security in the other jurisdictions in which the Fund invests.

Private Placements and Restricted Securities Risk
A private placement involves the sale of securities that have not been registered under the 1933 Act, or relevant provisions of applicable
non-U.S.
law, to certain institutional and qualified individual purchasers, such as the Fund. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the

212	PIMCO CLOSED-END FUNDS

(Unaudited)

sale of securities trading on national securities exchanges or in the over-the-counter
markets. Until the Fund can sell such securities into the public markets, its holdings may be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.

Privately Issued Mortgage-Related Securities Risk
There are no direct or indirect government or agency guarantees of payments in pools created by non-governmental
issuers. Privately-issued mortgage-related securities are also not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.

Privately-issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Real Estate Risk
To the extent that the Fund invests directly or indirectly in real estate investments, including investments in equity or debt securities issued by private and public REITs, real estate operating companies (“REOCs”), private or public real estate-related loans and real estate-linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These risks include, but are not limited to: the burdens of ownership of real property; general and local economic conditions(such as an oversupply of space or a reduction in demand for space); the supply and demand for properties (including competition based on rental rates); energy and supply shortages; fluctuations in average occupancy and room rates; the attractiveness, type and location of the properties and changes in the relative popularity of commercial properties as an investment; the financial condition and resources of tenants, buyers and sellers of properties; increased mortgage defaults; the quality of maintenance, insurance and management services; changes in the availability of debt financing which may render the sale or refinancing of properties difficult or impracticable; changes in building, environmental and other laws and/or regulations (including those governing usage and improvements), fiscal policies and zoning laws; changes in real property tax rates; changes in interest rates and the availability of mortgage funds which may render the sale or refinancing of properties difficult or impracticable; changes in operating costs and expenses; energy and supply shortages; uninsured losses or delays from casualties or condemnation; negative developments in the economy that depress travel or leasing activity; environmental liabilities; contingent liabilities on disposition of assets;
uninsured or uninsurable casualties; acts of God, including earthquakes, hurricanes and other natural disasters; social unrest and civil disturbances, epidemics, pandemics or other public crises; terrorist attacks and war; risks and operating problems arising out of the presence of certain construction materials, structural or property level latent defects, work stoppages, shortages of labor, strikes, union relations and contracts, fluctuating prices and supply of labor and/or other labor-related factor; and other factors which are beyond the control of PIMCO and its affiliates.

In addition, the Fund’s investments will be subject to various risks which could cause fluctuations in occupancy, rental rates, operating income and expenses or which could render the sale or financing of its properties difficult or unattractive. For example, following the termination or expiration of a tenant’s lease, there may be a period of time before receiving rental payments under a replacement lease. During that period, the Fund would continue to bear fixed expenses such as interest, real estate taxes, maintenance and other operating expenses. In addition, declining economic conditions may impair the ability to attract replacement tenants and achieve rental rates equal to or greater than the rents paid under previous leases. Increased competition for tenants may require capital improvements to properties which would not have otherwise been planned.

Ultimately, to the extent it is not possible to renew leases or re-let
space as leases expire, decreased cash flow from tenants will result, which could adversely impact the Fund’s operating results.

Real estate values have historically been cyclical. As the general economy grows, demand for real estate increases and occupancies and rents may increase. As occupancies and rents increase, property values increase, and new development occurs. As development may occur, occupancies, rents and property values may decline. Because leases are usually entered into for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle. Because of this cycle, real estate companies may incur large swings in their profits and the prices of their securities. Developments following the onset of
COVID-19
have adversely impacted certain commercial real estate markets, causing the deferral of mortgage payments, renegotiated commercial mortgage loans, commercial real estate vacancies or outright mortgage defaults, and potential acceleration of macro trends such as work from home and online shopping which may negatively impact certain industries, such as brick-and-mortar
retail.

The total returns available from investments in real estate generally depend on the amount of income and capital appreciation generated by the related properties. The performance of real estate, and thereby the Fund, will be reduced by any related expenses, such as expenses paid

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Principal Risks of the Funds	(Cont.)

directly at the property level and other expenses that are capitalized or otherwise embedded into the cost basis of the real estate.

Separately, certain service providers to the Fund and/or its subsidiaries, as applicable, with respect to its real state or real estate-related investments are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Fund, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Fund. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.

Regulation S Securities Risk
Regulation S securities are offered through
off-shore
(non-U.S.)
offerings without registration with the SEC pursuant to Regulation S of the Securities Act. Because Regulation S securities are subject to legal or contractual restrictions on resale, Regulation S securities may be considered illiquid. Furthermore, because Regulation S securities are generally less liquid than registered securities, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than off-shore
transactions or in those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses.

Regulatory Changes Risk
Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Investment Manager will continue to be eligible for such exemptions. Actions by governmental entities may also impact certain instruments in which the Fund invests.

Moreover, government regulation may have unpredictable and unintended effects. The current direction of governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply, whether through higher rates, tighter financial regulations or rule proposals that may prevent funds from participating in certain markets. Legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Fund’s ability to pursue its investment objectives or utilize certain investment strategies and techniques.

Regulatory Risk — Commodity Pool Operator
The CFTC has adopted regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures or commodities, swaps, or other financial instruments regulated under the CEA and the rules thereunder (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments. The Investment Manager is registered with the CFTC as a CPO. However, with respect to the Fund, the Investment Manager has claimed an exclusion from registration as a CPO pursuant to CFTC Rule 4.5. For the Investment Manager to remain eligible for this exclusion, the Fund must comply with certain limitations, including limits on its ability to use any commodity interests and limits on the manner in which the Fund holds out its use of such commodity interests. These limitations may restrict the Fund’s ability to pursue its investment objectives and strategies, increase the costs of implementing its strategies, result in higher expenses for the Fund, and/or adversely affect the Fund’s total return. To the extent the Fund becomes ineligible for this exclusion from CFTC regulation, the Fund may consider steps in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation.

Regulatory Risk — LIBOR
Certain instruments in which the Fund may invest have relied or continue to rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. On March 5, 2021, the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after

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(Unaudited)

December 31, 2021 for
one-week
and
two-month
U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, U.S. regulated entities have generally ceased entering into new LIBOR contracts with limited exceptions. Publication of all Japanese yen and the one-
and
six-month
sterling LIBOR settings have ceased, and while publication of the three-month Sterling LIBOR setting will continue through at least the end of March 2024 on the basis of a changed methodology (known as “synthetic LIBOR”), this rate has been designated by the FCA as unrepresentative of the underlying market that it seeks to measure and is solely available for use in legacy transactions. Certain bank-sponsored committees in other jurisdictions, including Europe, the United Kingdom, Japan and Switzerland, have selected alternative reference rates denominated in other currencies. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants adopt new reference rates for affected instruments.
So-called
“tough legacy” contracts have LIBOR interest rate provisions with no fallback provisions contemplating a permanent discontinuation of LIBOR, inadequate fallback provisions or fallback provisions which may not effectively result in a transition away from LIBOR prior to LIBOR’s planned replacement date. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System based on the Secured Overnight Financing Rate (“SOFR”) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s final rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month,
three-month and
six-month
U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of the Fund’s investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Moreover, certain aspects of the transition from LIBOR have relied or will continue to rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; PIMCO cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the LIBOR transition could impact the Fund. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Reinvestment Risk
Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and the market price, NAV and/or overall return of the Common Shares.

REIT Risk
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not typically taxed on the income distributed to shareholders. Therefore, REITs may pay higher dividends than other issuers.

REITs are sometimes informally characterized as: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, hybrid REITs combine characteristics of both equity REITs and mortgage REITs.

An investment in a REIT, or in a real estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks

ANNUAL REPORT	|	JUNE 30, 2023	215

Principal Risks of the Funds	(Cont.)

include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for favorable tax treatment. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. For example, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties. The underlying properties may be subject to mortgage loans, which may also be subject to the risks of default. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.

Repurchase Agreements Risk
The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund would seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements may be or become illiquid. These events could also trigger adverse tax consequences for the Fund.

Risk Retention Investment Risk
The Fund may invest in risk retention tranches of commercial mortgage-backed securities (“CMBS”) or other eligible securitizations, if any (“risk retention tranches”), which are eligible residual interests held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act (the “U.S. Risk Retention Rules”). In the case of CMBS transactions, for example, the U.S. Risk Retention Rules permit all or a portion of the retained credit risk associated with certain securitizations (i.e., retained risk) to be held by an unaffiliated “third party purchaser,” such as the Fund, if, among other requirements, the third-party purchaser holds its retained interest, unhedged, for at least five years following the closing of the CMBS transaction, after which it is entitled to transfer its interest in the securitization to another person that meets the requirements for a third-party purchaser. Even after the required holding period has expired, due to the generally illiquid nature of such investments, no assurance can be given as to what, if any, exit strategies will ultimately be available for any given position.
In addition, there is limited guidance on the application of the U.S. Risk Retention Rules to specific securitization structures. There can be no assurance that the applicable federal agencies charged with the implementation of the U.S. Risk Retention Rules (the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the U.S. Risk Retention Rules will not change.

Furthermore, in situations where the Fund invests in risk retention tranches of securitizations structured by third parties, the Fund may be required to execute one or more letters or other agreements, the exact form and nature of which will vary (each, a “Risk Retention Agreement”) under which it will make certain undertakings designed to ensure such securitization complies with the U.S. Risk Retention Rules. Such Risk Retention Agreements may include a variety of representations, warranties, covenants and other indemnities, each of which may run to various transaction parties. If the Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach, which could be significant and exceed the value of the Fund’s investments.

Securities Lending Risk
For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan. Cash collateral received by the Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Fund bears the risk of such investments.

Senior Debt Risk
The Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments.

216	PIMCO CLOSED-END FUNDS

(Unaudited)

Additionally, if the issuer of senior debt prepays, the Fund will have to consider reinvesting the proceeds in other senior debt or similar instruments that may pay lower interest rates.

Short Exposure Risk
The Fund’s short sales and short positions, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long security positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for long periods of time. Also, there is the risk that the third party to the short sale or short position will not fulfill its contractual obligations, causing a loss to the Fund.

Special Purpose Acquisition Companies (“SPACs”) Risk
The Fund may invest in securities of SPACs or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in US government securities, money market securities or holds cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established
period of time, the invested funds are returned to the entity’s shareholders unless shareholders approve alternative options. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. A SPAC’s structure may result in significant dilution of a stockholder’s share value immediately upon the completion of a business combination due to, among other reasons, interests held by the SPAC sponsor, conversion of warrants into additional shares, shares issued in connection with a business combination and/or certain embedded costs. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter
market, may be considered illiquid and/or be subject to restrictions on resale.

Smaller Company Risk
The general risks associated with debt instruments or equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty purchasing or selling securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies. Companies with medium-sized
market capitalizations may have risks similar to those of smaller companies.

Sovereign Debt Risk
In addition to the other risks applicable to debt investments, sovereign debt may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity’s failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign
(non-U.S.)
currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to the Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to

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Principal Risks of the Funds	(Cont.)

enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond the Fund’s control, may result in a loss in value of the Fund’s sovereign debt holdings.

Structured Investments Risk
Holders of structured products, including structured notes, credit-linked notes and other types of structured products, bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products generally entail risks associated with derivative instruments.

Subprime Risk
Loans, and debt instruments collateralized by loans (including Alt Lending ABS), acquired by the Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans (including Alt Lending ABS), have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. The Fund is not restricted by any particular borrower credit risk criteria and/or qualifications when acquiring loans or debt instruments collateralized by loans.

Subsidiary Risk
To the extent the Fund invests through one or more of its subsidiaries, the Fund would be exposed to the risks associated with such subsidiary’s investments. Such subsidiaries would likely not be registered as investment companies under the 1940 Act and therefore would not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the jurisdiction in which a subsidiary is organized could result in the inability of the Fund and/or the subsidiary to operate as intended and could adversely affect the Fund.

Synthetic Convertible Securities Risk
Synthetic convertible securities involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible is composed of two or more separate securities or instruments, each with its own market value. Because the convertible component is typically achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index, synthetic convertible securities are subject to the risks associated with derivatives. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Tax Risk
The Fund has elected to be treated as a “regulated investment company” (a “RIC”) under the Code and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, that are distributed (or deemed distributed, as described below) to shareholders. In order to qualify and be eligible for such treatment, the Fund must meet certain asset diversification tests, derive at least 90% of its gross income for such year from certain types of qualifying income, and distribute to its shareholders at least 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses).

The Fund’s investment strategy will potentially be limited by its intention to continue qualifying for treatment as a RIC, and can limit the Fund’s ability to continue qualifying as such. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to regulated investment

218	PIMCO CLOSED-END FUNDS

(Unaudited)

companies is uncertain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify or be eligible for treatment as a RIC. Income and gains from certain of a Fund’s activities may not constitute qualifying income to a RIC for purposes of the 90% gross income test. If a Fund were to treat income or gain from a particular investment or activity as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to further tax on such distributions to the extent of the Fund’s current or accumulated earnings and profits.

U.S. Government Securities Risk
Certain U.S. Government Securities such as U.S. Treasury bills, notes and bonds and mortgage-related securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of Federal Home Loan Banks (“FHLBs”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others are supported only by the credit of the agency, instrumentality or corporation. U.S. government securities are subject to market risk, interest rate risk and credit risk. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. Yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. The values of U.S. Government Securities change as interest rates fluctuate.

Periodically, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury and other securities, and/or increase the costs of various kinds of debt. If a government-sponsored entity is negatively impacted by legislative or regulatory action (or lack thereof), is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of the entity will be adversely impacted.

Valuation Risk
Certain securities in which the Fund invests may be less liquid and more difficult to value than other types of securities. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule
2a-5
under the 1940 Act. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Zero-Coupon Bond,
Step-Ups
and
Payment-In-Kind
Securities Risk
The market prices of
zero-coupon,
step-ups
and
payment-in-kind
securities are generally more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. Because zero-coupon
securities bear no interest, their prices are especially volatile. And because zero-coupon
bondholders do not receive interest payments, the prices of
zero-coupon
securities generally fall more dramatically than those of bonds that pay interest on a current basis when interest rates rise. The market for zero-coupon
and
payment-in-kind
securities may suffer decreased liquidity. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio. Further, to maintain its qualification for treatment as a RIC and to avoid Fund-level U.S. federal income and/or excise taxes, the Fund is required to distribute to its shareholders any income it is deemed to have received in respect of such investments, notwithstanding that cash has not been received currently, and the value of paid-in-kind
interest. Consequently, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the

ANNUAL REPORT	|	JUNE 30, 2023	219

Principal Risks of the Funds	(Cont.)	(Unaudited)

cash to satisfy this distribution requirement. The required distributions, if any, would result in an increase in the Fund’s exposure to these securities. Zero coupon bonds, step-ups
and
payment-in-kind
securities allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

1
Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies and Principal Risks of the Funds sections.

Use of Derivatives
A Fund may use derivative instruments for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return.

220	PIMCO CLOSED-END FUNDS

Risk Management Strategies 1	(Unaudited)

A Fund may (but is not required to) use various investment strategies to attempt to hedge exposure to reduce the risk of price fluctuations of its portfolio securities, the risk of loss, and to preserve capital. Derivatives strategies and instruments that a Fund may use include, among others, reverse repurchase agreements; interest rate swaps; total return swaps; credit default swaps; basis swaps; other types of swap agreements or options thereon; dollar rolls; futures and forward contracts (including foreign currency exchange contracts); short sales; options on financial futures; options based on either an index of municipal securities or taxable debt securities whose prices, PIMCO believes, correlate with the prices of the Fund’s investments; other derivative transactions; loans of portfolio securities and when-issued, delayed delivery and forward commitment transactions. Income earned by a Fund from its hedging and related transactions may be subject to one or more special U.S. federal income tax rules that can affect the amount, timing and/or character of distributions to holders of the Fund’s Common Shares. For instance, many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on a Fund’s investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that PIMCO will determine to use them for a Fund or, if used, that the strategies will be successful. PIMCO may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions. In addition, a Fund may be subject to certain restrictions on its use of hedging strategies imposed by guidelines of one or more ratings agencies that may issue ratings on any preferred shares issued by the Fund.

A Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s leverage begins (or is expected) to adversely affect holders of its Common Shares. In order to attempt to offset such a negative impact of leverage on holders of Common Shares, a Fund may shorten the average maturity or duration of its investment portfolio (by investing in short-term, high quality securities or implementing certain hedging strategies). Should a Fund issue preferred shares, the Fund also may attempt to reduce leverage by redeeming or otherwise purchasing preferred shares or by reducing any holdings in other instruments that create leverage. The success of any such attempt to limit leverage risk depends on PIMCO’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, a Fund may not be successful in managing its interest rate exposure in the manner described above. In addition, each Fund has adopted certain investment limitations designed to limit investment risk. See “Fundamental Investment Restrictions” below for a description of these limitations.

1
Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies and Principal Risks of the Funds sections.

ANNUAL REPORT	|	JUNE 30, 2023	221

Effects of Leverage 1	(Unaudited)

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of
-10%,
-5%,
0%, 5% and 10%. The table below reflects each Fund’s continued use of reverse repurchase agreements as of June 30, 2023 as a percentage of total managed assets (including assets attributable to such leverage), the estimated annual effective interest expense rate payable by the Fund on such instruments (based on market conditions as of June 30, 2019, and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of the reverse repurchase agreements based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not cons ide
red to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.

The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced
by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with reverse repurchase agreements (or dollar rolls or borrowings, if any) used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

The information below does not reflect a Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as total return swaps or other derivative instruments.

	PCM Fund, Inc. (PCM)	PIMCO Global StocksPLUS ® & Income Fund (PGP)	PIMCO Strategic Income Fund, Inc. (RCS)	PIMCO Dynamic Income Fund (PDI)	PIMCO Dynamic Income Opportunities Fund (PDO)	PIMCO Access Income Fund (PAXS)

Reverse Repurchase Agreements as a Percentage of Total Managed Assets (Including Assets Attributable to Reverse Repurchase Agreements)	45.72%	30.86%	38.03%	42.06%	44.94%	43.79%

Estimated Annual Effective Interest Expense Rate Payable by Fund on Reverse Repurchase Agreements	4.59%	3.78%	3.67%	4.21%	4.22%	4.42%

Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Reverse Repurchase Agreements	2.10%	1.17%	1.40%	1.77%	1.90%	1.94%

Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(22.29)%	(16.15)%	(18.39)%	(20.32)%	(21.61)%	(21.23)%

Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(13.08)%	(8.92)%	(10.32)%	(11.69)%	(12.53)%	(12.34)%

Common Share Total Return for 0.00% Assumed Portfolio Total Return	(3.87)%	(1.69)%	(2.25)%	(3.06)%	(3.45)%	(3.45)%

Common Share Total Return for 5.00% Assumed Portfolio Total Return	5.34%	5.55%	5.81%	5.57%	5.63%	5.45%

Common Share Total Return for 10.00% Assumed Portfolio Total Return	14.55%	12.78%	13.88%	14.20%	14.72%	14.34%

Common Share total return is composed of two elements — the distributions paid by a Fund to holders of Common Shares (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Preferred Shares and expenses on any forms of leverage outstanding, including TOBs) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a portfolio total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund’s portfolio and not the actual performance of the Fund’s Common Shares, the value of which is determined by market forces and other factors.
Should a Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, a Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, PIMCO’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

1
 Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies and Principal Risks of the Funds sections.

222	PIMCO CLOSED-END FUNDS

Fundamental Investment Restrictions 1	(Unaudited)

For purposes of this section, “majority of the outstanding,” when used with respect to particular shares of a Fund (whether voting together as a single class or voting as separate classes), has the meaning set forth in the 1940 Act.

PCM Fund, Inc.

The Fund’s investment objectives and the following investment restrictions are fundamental policies, and, except as described below, the Fund may not, without the approval of the holders of a majority of the Fund’s outstanding Common Shares and, if issued, preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class, change its investment objectives or:

(1)
Issue senior securities (including borrowing money for other than temporary purposes) in excess of the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted transactions involving derivative instruments, when-issued and forward commitment transactions and other permitted investment strategies.

(2)	Make investments for the purpose of exercising control or management.

(3)
Purchase or sell real estate, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon and other derivative instruments.

(4)	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

(5)
Make loans to other persons, except (i) to the extent that the Fund may be deemed to be making loans by purchasing debt securities and entering into repurchase agreements in accordance with its investment objectives, policies and limitations and (ii) the Fund may lend its portfolio securities.

(6)
Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and may make margin deposits in connection with the entry into of positions in financial future contracts and options thereon and other derivative instruments.

(7)	Make short sales of securities in a manner inconsistent with the 1940 Act, as it may be interpreted from time to time, or in excess of 25% of the value of the Fund’s total assets.
In addition, as a matter of fundamental policy:

(8)
The Fund, under normal circumstances,
will
invest at least 25% of its total assets (i.e., concentrate) in privately-issued mortgage-related securities not issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities. The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value at the time of investment) (i.e., concentrate) would be invested in a single industry (for purposes of this restriction, investment companies are not considered to be part of any industry).

In addition, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

PIMCO Global StocksPLUS
®
 & Income Fund

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares, voting together as a single class:

(1)
Concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(2)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein.

(3)
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to certain restrictions, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other derivative instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)
Borrow money or issue any senior security, except to the extent permitted under the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

(5)	Make loans, except to the extent permitted under the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.

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Fundamental Investment Restrictions 1	(Cont.)

(6)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

In addition, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

PIMCO Strategic Income Fund, Inc.

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares, voting together as a single class:

(1)
Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

(2)
Borrow money, except that the Fund may engage in reverse repurchase agreements and dollar roll transactions and may borrow in an amount not exceeding 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) valued at market, less liabilities (not including the amount borrowed) at the time the borrowing is made, and may use the proceeds of such borrowing for investment purposes. In addition, the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of the Fund’s total assets (not including the amount borrowed) provided that the total amount borrowed by the Fund for any purpose does not exceed 33 1/3% of its total assets.

(3)
Pledge, hypothecate, mortgage, or otherwise encumber its assets except to secure borrowings and as margin or collateral for financial futures, swaps and other negotiable transactions in the over-the-counter market.

(4)	Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter in the course of disposing of portfolio securities.

(5)
Purchase or sell real estate or interests in real estate, except that the Fund may purchase and sell securities that are secured by real estate or interests in real estate and may purchase securities by companies that invest or deal in real estate.

(6)	Invest in commodities, except that the Fund may invest in futures contracts and options thereon, and options on currencies.

(7)
Make loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements and loans of portfolio securities consistent with the Fund’s investment objectives and policies.

(8)
Invest in securities of other investment companies registered or required to be registered under the 1940 Act, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or an offer of exchange, or to the extent permitted by the 1940 Act.

(9)
Purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal securities business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities, including securities issued by any agency or instrumentality of the U.S. government, and related repurchase agreements.

In addition, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

PIMCO Dynamic Income Fund

The investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any outstanding preferred shares of beneficial interest voting together as a single class, and of the holders of a majority of any outstanding preferred shares of beneficial interest voting as a separate class. The Fund may not:

(1)
Purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value at the time of investment) would be invested in a single industry (for purposes of this restriction, investment companies are not considered to be part of any industry). As a fundamental policy, the Fund, under normal circumstances, will invest at least 25% of its total assets in mortgage-related securities not issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities and other investments that the Fund’s investment adviser or sub-adviser determines have
the same primary economic characteristics.

224	PIMCO CLOSED-END FUNDS

(Unaudited)

(2)	Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein.

(3)
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to certain restrictions, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other derivative instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)
Borrow money or issue any senior security, except to the extent permitted under the 1940 Act and as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(5)	Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction.

(6)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

In addition, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

PIMCO Dynamic Income Opportunities Fund

The investment restrictions set forth below are each a fundamental policy of the Fund that may not, be changed without the approval of the holders of a majority of the Fund’s outstanding Common Shares and, if issued, preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class. The Fund may not:

(1)
Except for mortgage-related assets as described in the next sentence, purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value at the time of investment) would be invested in a single industry (for purposes of this restriction, investment companies are not considered to be part of any industry). As a fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in mortgage-related assets issued by government agencies or other governmental entities or by private originators or issuers, which for purposes of this investment restriction the Fund treats collectively as an industry or group of related industries.

(2)	Purchase or sell real estate, except to the extent permitted under the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(3)
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs, except to the extent permitted under the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction. This restriction shall not prohibit the Fund from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other derivative instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)
Borrow money or issue any senior security, except to the extent permitted under the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(5)	Make loans, except to the extent permitted under the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(6)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

PIMCO Access Income Fund

The investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the Fund’s outstanding Common Shares and, if issued, preferred shares voting together as a single class, and of the holders of a majority of any outstanding preferred shares voting as a separate class. The Fund may not:

(1)
Except for real estate investments and mortgage-related assets as described in the next sentence, purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value at the time of investment) would be invested in a single industry (for purposes of this restriction, investment companies are not considered to be part of any industry). As a fundamental policy, the Fund will normally invest at least 25% of its total assets (i.e., concentrate) in real estate investments and mortgage-related assets issued by government agencies or other governmental entities or by private originators or issuers, which for purposes of this investment restriction the Fund treats collectively as an industry or group of related industries.

ANNUAL REPORT	|	JUNE 30, 2023	225

Fundamental Investment Restrictions 1	(Cont.)	(Unaudited)

(2)	Purchase or sell real estate, except to the extent permitted under the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(3)
Purchase or sell commodities or commodities contracts or oil, gas or mineral programs, except to the extent permitted under the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other derivative instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4)
Borrow money or issue any senior security, except to the extent permitted under the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(5)	Make loans, except to the extent permitted under the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

(6)
Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Other Information Regarding Investment Restrictions

From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Unless otherwise indicated, all percentage limitations on Fund investments (as stated throughout this Statement of Additional
Information or in the Prospectus) that are not: (i) specifically included in this “Investment Restrictions” section; or (ii) imposed by the 1940 Act, rules thereunder, the Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time of investment unless the acquisition is a Voluntary Action. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to the Fund’s acquisition of securities or instruments through a Voluntary Action.

A Fund may engage in roll-timing strategies where the Fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced
(“TBA”) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from OTC trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, the Fund may “roll” an existing OTC swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Elective Investment Restrictions (defined in the preceding paragraph), which normally apply at the time of investment, do not apply to Roll Transactions (although Elective Investment Restrictions will apply to the Fund’s entry into the initial position). In addition and notwithstanding the foregoing, for purposes of this policy, those
Non-Fundamental
Investment Restrictions that are considered Elective Investment Restrictions for purposes of the policy on Voluntary Actions (described in the preceding paragraph) are also Elective Investment Restrictions for purposes of this policy on Roll Transactions. The Fund will test for compliance with Elective Investment Restrictions at the time of the Fund’s initial entry into a position, but the percentage limitations and absolute prohibitions set forth in the Elective Investment Restrictions are not applicable to the Fund’s subsequent acquisition of securities or instruments through a Roll Transaction.

1
Defined terms used and not otherwise defined in this section have the meanings set forth in the Principal Investment Strategies and Principal Risks of the Funds sections.

226	PIMCO CLOSED-END FUNDS

Management of the Funds	(Unaudited)

The charts below identify the Trustees/Directors and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

A list of officers and trustees of PIMCO containing information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years is included in the most recent Form ADV filed by PIMCO pursuant to the Investment Advisers Act of 1940.

A Fund’s Statement of Additional Information includes more information about the Trustees/Directors and Officers. To request a free copy, call PIMCO at (844)
33-PIMCO.

Trustees/Directors

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director	Other Directorships Held by Trustee/ Director During the Past 5 Years

Independent Trustees

Deborah A. DeCotis 1952	Chair of the Board, Trustee/ Director	Trustee/Director of PCM, PGP and RCS since 2011, Trustee of PDI since 2012, Trustee of PDO since 2021 and Trustee of PAXS since 2022, expected to stand for re-election at the annual meeting of shareholders held during the 2023-2024 fiscal year for PCM, PDI and RCS and the 2024-2025 fiscal year for PDO, and the 2025-2026 fiscal year for PGP.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); Director, Watford Re (since 2017); and Director, Cadre Inc., a manufacturer of safety equipment (since 2022). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010- 2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	30	Trustee, Allianz Funds (2011-2021); Trustee, Virtus Funds (2021-Present).

Sarah E. Cogan 1956	Trustee/Director	Trustee/Director of PCM, PDI, PGP and RCS since 2019, Trustee of PDO since 2021 and Trustee of PAXS since 2022, expected to stand for re-election at the annual meeting of shareholders held during the 2023-2024 fiscal year for PDI, RCS and PCM, the 2024-2025 fiscal year for PDO, and the 2025-2026 fiscal year for PGP.	Retired Partner, Simpson Thacher & Bartlett LLP (law firm) (1989-2018); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013).	30	Trustee, Allianz Funds (2019-2021); Trustee, Virtus Funds (2021-Present).

Joseph B. Kittredge, Jr. 1954	Trustee/Director	Trustee/Director of PCM, RCS, PGP, and PDI since 2020, Trustee of PDO since 2021 and Trustee of PAXS since 2022, expected to stand for re-election at the annual meeting of shareholders held during the 2023-2024 fiscal year for PCM and the 2024-2025 fiscal year for PDO and PGP, and the 2025-2026 fiscal year for PDI and RCS.	Trustee (since 2019) and Governance Committee (since 2020), Vermont Law School (since 2019); Director and Treasurer, Center for Reproductive Rights (since 2015). Formerly, Director (2013-2020) and Chair (2018-2020), ACLU of Massachusetts; General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2005-2018) and Partner (2007-2018); President, GMO Trust (institutional mutual funds) (2009-2018); Chief Executive Officer, GMO Trust (2009-2015); and President and Chief Executive Officer, GMO Series Trust (platform based mutual funds) (2011-2013).	30	Trustee, GMO Trust (2010-2018); Chairman of the Board of Trustees, GMO Series Trust (2011-2018).

ANNUAL REPORT	|	JUNE 30, 2023	227

Management of the Funds	(Cont.)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director	Other Directorships Held by Trustee/ Director During the Past 5 Years

Kathleen McCartney 1955	Trustee/Director	Trustee/Director since 2022, expected to stand for re-election at the annual meeting of shareholders held during the 2023-2024 fiscal year for PGP, the 2024-2025 fiscal year for PDI, and the 2025-2026 fiscal year for PCM, PDO, and RCS.
President, Smith College (since 2013); Director (since 2013) and President (since 2020), Five Colleges, Inc., consortium of liberal arts colleges and universities (since 2013); Formerly, Director, American Council on Education Board of Directors, (2015-2019); Director, Consortium on Financing Higher Education Board of Directors (2015-2019); Director, edX Board of Directors, online course provider
(2012-2013);
Director, Bellwether Education Partners Board, national nonprofit organization (2010-2013); Dean, Harvard Graduate School of Education (2006-2013); and Trustee, Tufts University
(2007-2013).
				30	None.

Alan Rappaport 1953	Trustee/Director	Trustee/Director of RCS, PCM and PGP since 2012, Trustee of PDI since 2012, Trustee of PDO since 2021 and Trustee of PAXS since 2022, expected to stand for re-election at the annual meeting of shareholders held during the 2023-2024 fiscal year for PCM, PDO and RCS, the 2024-2025 fiscal year for PDI, and the 2025-2026 fiscal year for PGP.
Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Adjunct Professor, New York University Stern School of Business
(2011-2020);
Lecturer, Stanford University Graduate School of Business (2013-2020); Advisory Director (formerly Vice Chairman), Roundtable Investment Partners
(2009-2018);
Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center
(2007-2015);
and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust)
(2001-2008).
				30	Trustee, Allianz Funds (2010-2021); Chairman of the Board of Trustees, Virtus Closed-End Funds (2021-Present).

E. Grace Vandecruze 1963	Trustee/Director	Trustee/Director of PCM, PDI, PDO, PGP and RCS since 2021 and Trustee of PAXS since 2022, expected to stand for re-election at the annual meeting of shareholders held during the 2024-2025 fiscal year for PCM and PGP and the 2025-2026 fiscal year for PDI, PDO and RCS.
Founder and Managing Director, Grace Global Capital LLC, a strategic advisory firm to the insurance industry (since 2006); Director, The Doctors Company, a medical malpractice insurance company (since 2020); Director, Link Logistics REIT, a real estate company (since 2021); Director and Member of the Investment & Risk Committee, Resolution Life Group Holdings, a global life insurance group (since 2021); Director, Wharton Graduate Executive Board; Chief Financial Officer, ShoulderUp Technology Acquisition Corp, a special purpose acquisition company (since 2021); and Director, Blackstone Private Equity Strategies Fund L.P. (since 2022). Formerly, Director, Resolution Holdings (2015-2019); Director and Member of the Audit Committee and the Wealth Solutions Advisory Committee, M Financial Group, a life insurance company (2015-2021); Chief Financial Officer, Athena Technology Acquisition Corp, a special purpose acquisition company (2021-2022); and Director, SBLI USA, a life insurance company (2015-2018).
				30	None.

228	PIMCO CLOSED-END FUNDS

(Unaudited)

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director	Other Directorships Held by Trustee/ Director During the Past 5 Years

Interested Trustees**

David N. Fisher*** 1968	Trustee/ Director	Trustee/Director of PCM, PDI, PGP and RCS since 2019, Trustee of PDO since 2021 and Trustee of PAXS since 2022, expected to stand for re-election at the annual meeting of shareholders held during the 2023-2024 fiscal year for PGP and RCS, the 2024-2025 fiscal year for PDO, and the 2025-2026 fiscal year for PCM and PDI.	Managing Director and Co-Head of U.S. Global Wealth Management Strategic Accounts, PIMCO (since 2021); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Managing Director and Head of Traditional Product Strategies, PIMCO (2015-2021); Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	30	None.

Libby D. Cantrill*** 1968	Trustee/ Director	Trustee since 2023; expected to stand for election at the annual meeting of shareholders held during the 2023 -2024 fiscal year for PDO, PCM, PGP, and PDI and for re-election for the 2024-2025 fiscal year for RCS.	Managing Director, Head of Public Policy, PIMCO (since 2007); Institutional Account Manager, PIMCO (2007-2010); Legislative Aide, House of Representatives (2003-2005); Investment Banking Analyst, Morgan Stanley (2000-2003).	30	Covenant House New York (2021-Present); Securities Industry and Financial Markets Association (2022-Present).

*	Under each Fund’s Agreement and Declaration of Trust, as amended and/or restated from time to time, a Trustee/Director serves until his or her retirement, resignation or replacement.
**	The Trustee/Director is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliations with PIMCO and its affiliates.
***	Mr. Fisher’s and Ms. Cantrill’s address is 650 Newport Center Drive, Newport Beach, California 92660.

Officers

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Eric D. Johnson 1 1970	President	Since 2019
Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Keisha Audain-Pressley 1975	Chief Compliance Officer	Since 2018
Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Ryan G. Leshaw 1 1980	Chief Legal Officer	Since 2019
Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO-Managed Funds, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund. Chief Legal Officer and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Joshua D. Ratner 1976	Senior Vice President	Since 2019
Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter G. Strelow 1 1970	Senior Vice President	Since 2019
Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Wu-Kwan Kit 1 1981	Vice President, Senior Counsel and Secretary	Since 2018
Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Managed Funds, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Douglas B. Burrill 1980	Vice President	Since 2022
Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

ANNUAL REPORT	|	JUNE 30, 2023	229

Management of the Funds	(Cont.)	(Unaudited)

Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Elizabeth A. Duggan 1 1964	Vice President	Since 2021
Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Jason R. Duran 1 1977	Vice President	Since March 2023	Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Mark A. Jelic 1 1981	Vice President	Since 2021
Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Kenneth W. Lee 1 1972	Vice President	Since 2022
Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Greg J. Mason 2 1981	Vice President	Since March 2023
Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Flexible Real Estate Income Fund, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck 1 1977	Vice President	Since 2020
Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Keith A. Werber 1 1973	Vice President	Since 2022
Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Bijal Y. Parikh 1 1978	Treasurer	Since 2021
Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Brandon T. Evans 1 1982	Deputy Treasurer	Since 2022
Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Managed Funds. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, Equity Series VIT and PIMCO Flexible Real Estate Income Fund.

Erik C. Brown 2 1967	Assistant Treasurer	Since 2015
Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Capital Solutions BDC Corp. and PIMCO Flexible Real Estate Income Fund.

Maria M. Golota 1983	Assistant Treasurer	Since March 2023
Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds, PIMCO-Sponsored Closed-End Funds and PIMCO Flexible Real Estate Income Fund.

1	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
2	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

230	PIMCO CLOSED-END FUNDS

Approval of Investment Management Agreements	(Unaudited)

PCM, PGP, RCS, PDI, PDO, PAXS

The Investment Company Act of 1940, as amended (the “
1940 Act
”), requires that the Board of Trustees/Directors (the “
Board
” or the “
Trustees
”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “
Independent Trustees
”), of each of PCM Fund, Inc. (“
PCM
”), PIMCO Global StocksPLUS
®
 & Income Fund (“
PGP
”), PIMCO Strategic Income Fund, Inc. (“
RCS
”), PIMCO Dynamic Income Fund (“
PDI
”), PIMCO Dynamic Income Opportunities Fund (“
PDO
”), and PIMCO Access Income Fund (“
PAXS
”) (each, a “
Fund
” and, collectively, the “
Funds
”), voting separately, annually approve the continuation of the Investment Management Agreement between each Fund and Pacific Investment Management Company LLC (“
PIMCO
”) (each, an “
Investment Management Agreement
”). At an
in-person
meeting held on June 14, 2023 (the “
Approval Meeting
”), the Board, including the Independent Trustees, considered and unanimously approved the continuation of each Investment Management Agreement for an additional one-year
period commencing on August 1, 2023. In addition, the Board considered and unanimously approved the continuation of the Investment Management Agreements between PIMCO and each wholly-owned subsidiary of PDI, PDO and PAXS (each a “
Subsidiary
” and, together, the “
Subsidiaries
”) (the “
Subsidiary Agreements
” and together with each Investment Management Agreement, the “
Agreements
”), for the same additional
one-year
period.

In addition to the Approval Meeting, the Contracts Committee (the “
Committee
”) and the Performance Committee of the Board held a joint meeting on May 19, 2023 to discuss materials provided by PIMCO in connection with the Trustees’ review of the Agreements. The annual contract review process also involved multiple discussions and meetings with members of the Committee and the full Committee (the Approval Meeting, together with such discussions and meetings, the “
Contract Renewal Meetings
”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“
Independent Counsel
”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from PIMCO attended portions of the Contract Renewal Meetings and responded to questions from the Independent Trustees. The Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in considering each Agreement and the fees paid thereunder.

In connection with their deliberations regarding the proposed continuation of the Agreements, the Board, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to reasonably be necessary to evaluate the terms of the
Agreements. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreements.

In evaluating each Agreement, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions, inclusive of follow-up
inquiries, submitted by the Independent Trustees and Independent Counsel. The Board also met with senior representatives of PIMCO regarding its personnel, operations, and estimated profitability as they relate to the Funds. The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value (“
NAV
”), market value (both absolute and compared against its Broadridge Performance Universe (as defined below)) and distribution yield, use of leverage (if applicable), information regarding share price premiums and/or discounts, risks, and other portfolio information, including any use of derivatives, as well as periodic reports on, among other matters, pricing and valuation, quality and cost of portfolio trade execution, compliance, and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees reviewed summaries prepared by PIMCO that analyzed each Fund based on a number of factors, including fees/expenses, performance, distribution yield, and risk-based factors, as of December 31, 2022. They also considered, among other information, performance based on NAV and market value, investment objective and strategy, portfolio managers, assets under management, outstanding leverage, share price premium and/or discount information, annual fund operating expenses, total expense ratio and management fee comparisons between each Fund and its Broadridge Expense Group (as defined below), and estimated profitability to PIMCO from its relationship with each Fund. In considering the Broadridge Performance Universe and Broadridge Expense Group (both as defined below), the Trustees requested that PIMCO comment on whether the peer funds selected for each Fund by Broadridge Financial Solutions, Inc. (“
Broadridge
”) provided an appropriate comparison, and if not, whether PIMCO believes another peer group would provide a more appropriate comparison.

With respect to the Subsidiary Agreements, the Trustees considered that PDI, PDO and PAXS each utilize their Subsidiaries to execute their investment strategies, and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for PDI, PDO and PAXS under their Investment Management Agreements. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not collect or retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to PDI, PDO and PAXS is not impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval

ANNUAL REPORT	|	JUNE 30, 2023	231

Approval of Investment Management Agreements	(Cont.)

of the Subsidiary Agreements collectively with their consideration of the Investment Management Agreements.

The Trustees’ conclusions as to the continuation of each Agreement were based on a comprehensive consideration of all information provided to the Trustees during the Contract Renewal Meetings and throughout the year and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees evaluated information available to them on a
Fund-by-Fund
basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Funds, such as portfolio management, compliance monitoring, portfolio trading practices, and oversight of third-party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing investment management, administrative, and/or other services, and general corporate ownership and business operations unrelated to the Funds. The Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Funds, noting PIMCO’s long history and experience in managing closed-end
funds, such as the Funds, including experience monitoring discounts and premiums and complying with New York Stock Exchange (NYSE) requirements. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; information regarding the Funds’ use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; the general process or philosophy for determining employee compensation; and the operational infrastructure, including technology and systems and cybersecurity measures, of PIMCO.

In addition, the Trustees noted the extensive range of services that PIMCO provides to the Funds beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and its ability to comply with the investment policies of the Funds; the compliance programs and risk controls of PIMCO (including the implementation of new policies and programs); the specific contractual obligations of PIMCO pursuant to the Agreements; the nature, extent, and quality of the supervisory and administrative services PIMCO is responsible for providing to the Funds; PIMCO’s risk management function; the time and resources PIMCO expends monitoring the leverage employed by the Funds; and conditions that might affect PIMCO’s ability to provide high-quality services to the Funds in the future under the Agreements, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial, business and other risks that PIMCO has undertaken as investment manager and sponsor of the Funds. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds. The Trustees also noted PIMCO’s activities under its contractual obligation to coordinate, oversee and supervise the Funds’ various outside service providers, including its negotiation of certain service providers’ fees and its due diligence and evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Trustees also considered PIMCO’s ongoing development of its own infrastructure and information technology, including its proprietary software and applications, to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management.

After their review and deliberations, the Trustees concluded that the nature, extent, and quality of the overall services provided by PIMCO under each Agreement were appropriate.

Fee and Expense Information

In assessing the reasonableness of each Fund’s fees and expenses under its Investment Management Agreement, the Trustees requested and considered, among other information, the Fund’s management fee and its total expenses as a percentage of average net assets attributable to common shares and as a percentage of average total managed assets (including assets attributable both to common shares and specified leverage outstanding), in comparison to the management fees and other expenses of a group of industry peer funds identified by Broadridge as pursuing investment strategies with classifications/objectives similar to the Fund (for each Fund, its “
Broadridge Expense Group
”) as well as of a broader universe of peer funds identified by Broadridge (for each Fund, its “
Broadridge Expense Universe
”). In each case, the total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. The Fund-specific fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees. The Trustees noted that only leveraged closed-end
funds were considered for inclusion in the Broadridge Expense Groups and Broadridge Expense Universes.

The Trustees considered information regarding the investment performance and fees for other funds and accounts managed by

232	PIMCO CLOSED-END FUNDS

(Unaudited)

PIMCO, if any, including funds and accounts with comparable investment programs and/or principal investment strategies to those of the Funds, as well as certain other funds requested by the Trustees with broadly similar strategies and/or investment types. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including any open-end
funds and exchange-traded funds with broadly similar strategies and/or investment types, there are additional portfolio management challenges in managing closed-end
funds such as the Funds. For example, the challenges associated with managing closed-end
funds may include investing in
non-traditional
and less liquid holdings, a greater use of leverage, issues relating to trading on a national securities exchange and managing a fund’s dividend practices. In addition, the Independent Trustees considered information provided by PIMCO as to the generally broader and more extensive services provided to the Funds in comparison to those provided to private funds or institutional or separate accounts; the higher demands placed on PIMCO to provide considerable shareholder services due to the volume of investors; the greater entrepreneurial, enterprise, and reputational risk in managing registered closed-end
funds; and the expenses, and impact on PIMCO, associated with the more extensive regulatory and compliance requirements to which the Funds are subject in comparison to private funds or institutional or separate accounts. The Trustees were advised by PIMCO that, in light of these additional challenges and additional services, different pricing structures between closed-end
funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have comparable investment objectives and strategies to those of the Funds.

The Trustees also took into account that the Funds, with the exception of RCS, pay management fees on assets attributable to types of leverage that they use (such as reverse repurchase agreements), which increases the amount of management fees payable by each Fund under its Investment Management Agreement (because each Fund’s fees, except those of RCS, are calculated based on total managed assets, including assets attributable to reverse repurchase agreements and/or certain other forms of leverage outstanding). They noted that RCS’s management fees are based on daily net assets, including net assets attributable to any preferred shares that may be outstanding, but that RCS does not have any preferred shares outstanding. In this regard, the Trustees took into account that PIMCO has a financial incentive for the Funds to use or continue to use leverage on which management fees are charged, which may create a conflict of interest between PIMCO, on one hand, and the Funds’ common shareholders, on the other. Therefore, the Trustees noted that the total fees paid by each Fund to PIMCO under the Fund’s unified fee arrangement would therefore vary more with increases and decreases in leverage (only with respect to any preferred shares issued by RCS) than under a non-unified
fee arrangement, all other things being equal. The Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees noted that each quarter they receive information from PIMCO regarding the Funds’ use of leverage. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives. The Trustees noted that RCS does not pay fees on assets attributable to the types of leverage that the Fund currently employs.

The Trustees noted that, for each of PGP, PDI, PCM, PDO and PAXS, the contractual and actual management fee rates for the Fund under its unified fee arrangement were above the median contractual and actual management fees of the other funds in their Broadridge Expense Groups, calculated both on average net assets and on average total managed assets. For RCS, the contractual management fee rate for the Fund under its unified fee arrangement was above the median contractual management fees of the other funds in its Broadridge Expense Group calculated both on average net assets and on average total managed assets, while the actual management fee rate for the Fund under its unified fee arrangement was above the median actual management fees of the other funds in its Broadridge Expense Group calculated on average total managed assets and below the median actual management fees of the other funds in its Broadridge Expense Group calculated on average net assets. In this regard, the Trustees took into account that each Fund’s unified fee arrangement covers substantially all of the Fund’s operating fees and expenses (“
Operating Expenses
”), and therefore, all other things being equal, would tend to be higher than the contractual management fee rates of other funds in the Broadridge Expense Group, which generally do not have a unified fee structure and instead incur Operating Expenses directly and in addition to the management fee. The Trustees determined that a comparison of each Fund’s total expense ratio with the total expense ratios of its Broadridge Expense Group would generally provide more meaningful comparisons than comparing contractual and actual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the unified fee arrangements have benefited and will continue to benefit common shareholders because they provide an expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of either total managed assets (including assets attributable to preferred shares and certain other forms of leverage) or net assets (including assets attributable to

ANNUAL REPORT	|	JUNE 30, 2023	233

Approval of Investment Management Agreements	(Cont.)

preferred shares), as applicable, making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unified fee arrangements generally insulate the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

Performance Information

Fund-specific comparative performance results for the Funds reviewed by the Trustees are discussed below. With respect to investment performance, the Trustees considered information regarding each Fund’s performance based on NAV and market value, as applicable, net of the Fund’s fees and expenses, both on an absolute basis and relative to the performance of its Broadridge Performance Universe (as defined below). The Trustees requested information provided by Broadridge regarding the investment performance of a broad universe of funds within the same investment classification/category that Broadridge determined are comparable to those of each Fund (for each Fund, its “
Broadridge
Performance Universe
”). The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. The Trustees also considered information regarding the Funds’ comparative yields and risk-adjusted returns. The Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. They further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. The Trustees considered information from PIMCO regarding the risks undertaken by each Fund, including the use of leverage, and PIMCO’s management and oversight of the Fund’s risk profile, including in instances where the Fund outperformed its Broadridge Performance Universe. For those Funds that the Board identified as having underperformed their Performance Universe to an extent, or over a period of time, that the Board felt warranted additional inquiry, the Board discussed with PIMCO each such Fund’s performance, potential reasons for the relative performance, and, if necessary, steps that PIMCO had taken, or intended to take, to improve performance.

In addition, the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (by both the Board and its Performance Committee).
Profitability, Economies of Scale, and
Fall-out
Benefits

The Trustees considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre-
and post-distribution operating margin for each Fund, as well as PIMCO’s aggregate estimated pre-
and post-distribution operating margin for all of the
closed-end
funds advised by PIMCO, including the Funds (collectively, the “
Estimated Margins
”), in each case for the
one-year
period ended December 31, 2022; and (ii) where applicable, a year-over-year comparison of PIMCO’s Estimated Margins for the one-year
periods ended December 31, 2022 and December 31, 2021. The Trustees also took into account explanations from PIMCO regarding how certain of PIMCO’s corporate and shared expenses were allocated among the Funds and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also considered information regarding possible economies of scale in the operation of the Funds, including in connection with at-the-market
offerings conducted by certain of the Funds. The Trustees noted that the Funds do not currently have any breakpoints in their management fees. The Trustees considered that, as closed-end
investment companies, the Funds do not continually offer new shares to raise additional assets (as does a typical open-end
investment company), but may raise additional assets through follow-on
offerings (including any
at-the-market
offerings) and dividend reinvestments and may also experience asset growth through investment performance and/or the increased use of leverage. The Trustees noted PIMCO’s assertion that it may share the benefits of potential economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology and cybersecurity measures, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Funds in return for fees paid. The Trustees also considered that the unified fee arrangements provide inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs increase. The Trustees further considered that, in contrast, breakpoints may be used as a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee arrangements, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee arrangements protect shareholders, during the

234	PIMCO CLOSED-END FUNDS

(Unaudited)

contractual period, from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered
so-called
“fall-out
benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds and research, statistical and quotation services that PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

Fund-by-Fund
Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. With respect to performance quintile rankings for a Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Board considered each Fund’s performance and fees in light of the limitations inherent in the methodology for determining such comparative groups.

PGP

With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, the Trustees noted that the Fund had fifth quintile performance for the one-,
three-, and five-year periods and third quintile performance for the ten-year
period ended December 31, 2022.

The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average total managed assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group but above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average total managed assets and was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group but above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Universe.
PCM

With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, the Trustees noted that the Fund had fifth quintile performance for the one-year
period, fourth quintile performance for the three-year period, third quintile performance for the five-year period, and second quintile performance for the ten-year
period ended December 31, 2022.

The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average total managed assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group but above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average total managed assets was below the median total expense ratio of the funds in its Broadridge Expense Group but above the median total expense ratio of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

RCS

With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, the Trustees noted that the Fund had fifth quintile performance for the one-year
period, fourth quintile performance for the three-year period, second quintile performance for the five-year period, and first quintile performance for the ten-year
period ended December 31, 2022.

The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average total managed assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group but

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Approval of Investment Management Agreements	(Cont.)	(Unaudited)

below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

PDI

With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, the Trustees noted that the Fund had third quintile performance for the one-
and three-year periods and first quintile performance for the five- and ten-year
periods ended December 31, 2022.

The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average total managed assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

PDO

With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, the Trustees noted that the Fund had fourth quintile performance for the one-year
period ended December 31, 2022.

The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average total managed assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets was at the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average total managed assets was at the median total expense ratio (excluding interest and borrowing expenses)
of the funds in its Broadridge Expense Group but above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

PAXS

With respect to the Fund’s common share total return performance (based on NAV) relative to its respective Broadridge Performance Universe, the Trustees noted that the Fund had third quintile performance for the period since inception ended December 31, 2022.

The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

Conclusion

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreements, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent, and quality of the services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Board, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of each Fund and its shareholders, and should be approved.

236	PIMCO CLOSED-END FUNDS

Privacy Policy 1	(Unaudited)

The Funds
2,3
consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’
non-public
personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING
NON-PUBLIC
PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers
(“Advisers”), may obtain
non-public
personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial professional or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any
non-public
personal information provided by shareholders or gathered by the Funds to non-affiliated
third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated
companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated
companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial professional or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated
third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any Fund in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated
third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated
entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public
personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public
personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public
personal information.

INFORMATION COLLECTED FROM WEBSITES

The Funds or their service providers and partners may collect information from shareholders via websites they maintain. The information collected via websites maintained by the Funds or their service providers includes client non-public
personal information.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1
Amended as of June 25, 2020.
2
PIMCO Investments LLC (“PI”) serves as the Funds’ distributor and does not provide brokerage services or any financial advice to investors in the Funds solely because it distributes the Funds. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a shareholder of a series of a Trust who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.
3
When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (
i.e.
by using “we” instead of “the Funds”).

ANNUAL REPORT	|	JUNE 30, 2023	237

General Information

Investment Manager
Pacific Investment Management Company LLC
650 Newport Center Drive,
Newport Beach, CA, 92660

Custodian
State Street Bank and Trust Company
1100 Main Street, Suite 400
Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar
Equiniti Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
1100 Walnut Street, Suite 1300
Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

CEF3010AR_063023

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph B. Kittredge, Jr., who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Kittredge is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2023	$ 53,554
	June 30, 2022	$ 76,609
(b)	Fiscal Year Ended	Audit-Related Fees(1)
	June 30, 2023	$ —
	June 30, 2022	$ —
(c)	Fiscal Year Ended	Tax Fees (2)
	June 30, 2023	$ —
	June 30, 2022	$ —
(d)	Fiscal Year Ended	All Other Fees (3)
	June 30, 2023	$ —
	June 30, 2022	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1) There were no “Audit-Related Fees” for the last two fiscal years.

(2) There were no “Tax Fees” for the last two fiscal years.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2023	June 30, 2022
PCM Fund, Inc.	$—	$—
Pacific Investment Management Company LLC (“PIMCO”)	29,289,017	9,618,697

Totals	$29,289,017	$9,618,697

(h)

The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee (known as the Audit Oversight Committee) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Oversight Committee is comprised of:

Joseph B. Kittredge, Jr. (Chair)

Sarah E. Cogan

Deborah A. DeCotis

Kathleen A. McCartney

Alan Rappaport

E. Grace Vandecruze

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy Statement: The proxy voting policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.

Overview: PIMCO has adopted a written proxy voting1 policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.

Equity Securities. 2 PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a portfolio manager decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists.

Fixed-Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents3 at the discretion of the issuer/ custodian. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.

Resolution of Potential Conflicts of Interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy.

Sub-Adviser Engagement: As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to the Fund. Consistent with its management responsibilities, the Sub-Adviser would assume the authority for voting proxies on behalf of PIMCO for the Fund. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.

1 Proxies generally describe corporate action consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

2 The term “Equity Securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of August 31, 2023, the following individuals have primary responsibility for the day-to-day management of the PCM Fund, Inc. (the “Fund”):

Daniel J. Ivascyn - Mr. Ivascyn has been the lead portfolio manager of the Fund since May 2002. Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments.

Alfred T. Murata - Mr. Murata has been a portfolio manager of the Fund since June 2017. Mr. Murata is a managing director in the Newport Beach office and a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

Russell Gannaway - Mr. Gannaway is a managing director and portfolio manager in the Newport Beach office, focusing on PIMCO’s suite of alternative credit strategies. Mr. Gannaway is a senior member of the Tactical Opportunities portfolio management team and a member of the portfolio committee for several opportunistic credit and real estate funds. Prior to joining PIMCO in 2009, he served as an associate with JER Partners in New York.

Bryan Tsu - Mr. Tsu has been a portfolio manager of the Fund since June 2017. Mr. Tsu is a managing director and portfolio manager in the Newport Beach office, focusing on commercial mortgage-backed securities and collateralized loan obligations. Prior to joining PIMCO in 2008, he worked at Bear Stearns in New York, syndicating collateralized loan and collateralized debt obligations and other asset-backed transactions.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of June 30, 2023, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)
Daniel J. Ivascyn[1]	20	$163,633.66	23	$92,053.82	29	$37,573.50
Alfred T. Murata[2]	21	$165,285.17	22	$41,791.98	5	$1,014.08
Russell Gannaway[3]	6	$10,051.35	9	$11,361.55	0	$0.00
Bryan Tsu[4]	17	$19,106.04	6	$5,378.69	32	$63,954.34

1 Of these Other Pooled Investment Vehicles,     10     accounts totaling     $18,133.06 million in assets pay an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts,     1 account totaling   $314.95   million in assets pays an advisory fee that is based in part on the performance of the accounts.

2 Of these Other Pooled Investment Vehicles,   5     accounts totaling   $9,569.39   million in assets pay an advisory fee that is based in part on the performance of the accounts.

3 Of these Other Pooled Investment Vehicles,     6     accounts totaling     $12,438.24        million in assets pay an advisory fee that is based in part on the performance of the accounts.

4 Of these Other Pooled Investment Vehicles,   3   accounts totaling $3,100.94 million in assets pays an advisory fee that is based in part on the performance of the accounts. Of these Other Accounts,     4   accounts totaling   $984.09     million in assets pay an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Investors should be aware that investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund or to accounts in which the Fund invests. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies, purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the investing account and/or PIMCO but detrimental to the underlying account. Such conflicts of interest could similarly in theory give rise to incentives for PIMCO to, among other things, vote proxies or purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the underlying account and/or PIMCO and that may or may not be detrimental to the investing account. For example, even if there is a fee waiver or reimbursement in place relating to the Fund’s investment in an underlying account, or relating to an investing account’s investment in the Fund, this will not necessarily eliminate all conflicts of interest, as PIMCO could nevertheless have a financial incentive to favor investments in PIMCO-affiliated funds and managers (for example, to increase the assets under management of PIMCO or a fund, product or line of business, or otherwise provide support to, certain funds, products or lines of business), which could also impact the manner in which certain transaction fees are set. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including the Fund) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Fund or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Cross Trades. A potential conflict of interest may arise in instances where the Fund buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, but may not be available in sufficient quantities for all accounts to participate fully. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. In addition, regulatory issues applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them.

PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, including regulatory restrictions; Client account-specific investment objectives, restrictions and other Client instructions, as applicable; risk tolerances; amounts of available cash; the need to rebalance a Client account’s portfolio (e.g., due to investor contributions and redemptions); whether the allocation would result in a Client account receiving a trivial amount or an amount below the established minimum quantity; regulatory requirements; the origin of the investment; the bases for an issuer’s allocation to PIMCO; and other Client account-specific factors. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category. PIMCO seeks to allocate fixed income investments to Client accounts with the general purpose of maintaining consistent concentrations across similar accounts and achieving, as nearly as possible, portfolio characteristic parity among such accounts. Client accounts furthest from achieving portfolio characteristic parity typically receive priority in allocations. With respect to an order to buy or sell an equity security in the secondary market, PIMCO seeks to allocate the order across Client accounts with similar investment guidelines and investment styles fairly and equitably over time, taking into consideration the relevant factors discussed above.

Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Further, the respective risk tolerances of different types of Clients may change over time as market conditions change. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. PIMCO may also take into account the bases for an issuer’s allocation to PIMCO, for example, by giving priority allocations to Client accounts holding existing positions in the issuer’s debt if the issuer’s allocation to PIMCO is based on such holdings. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including the Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client. PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches.

PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such nonparticipating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

Co-Investments. The 1940 Act imposes significant limits on co-investment with affiliates of the Fund. PIMCO has received exemptive relief from the SEC that permits the Fund to, among other things, co-invest with certain affiliates. Co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Fund and its affiliates. If granted, the exemptive order will impose certain conditions that may limit or restrict the Fund’s ability to participate in an investment or participate in an investment to a lesser extent. An inability to receive the desired allocation to potential investments may affect the Fund’s ability to achieve the desired investment returns. In the event investment opportunities are allocated among the Fund and its affiliates pursuant to co-investment exemptive relief, the Fund may not be able to structure its investment portfolio in the manner desired. Although PIMCO will endeavor to allocate investment opportunities in a fair and equitable manner, the Fund will generally not be permitted to co-invest in any issuer in which a fund managed by PIMCO or any of its downstream affiliates (other than the Fund and its downstream affiliates) currently has an investment. However, the Fund would be able to co-invest with funds managed by PIMCO or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures. Pursuant to co-investment exemptive relief, the Fund will be able to invest in opportunities in which PIMCO and/or its affiliates has an investment, and PIMCO and/or its affiliates will be able to invest in opportunities in which the Fund has made an investment. From time to time, the Fund and its affiliates may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. PIMCO has adopted procedures governing the co-investment in securities acquired in private placements with certain clients of PIMCO.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Fund) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases, PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

Certain service providers to the Fund are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Fund, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Fund. Fees paid to an affiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

(a)(3)

As of June 30, 2023, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO and its affiliates’ approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.

Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for clients, among other factors. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or when there is a significant change in market levels.

Variable Compensation – In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:

  •             Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups; and

  •             Amount and nature of assets managed by the portfolio manager.

The variable compensation component of an employee’s compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO’s Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period.

Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of June 30, 2023:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of June 30, 2023
Daniel J. Ivascyn	$500,001 - $1,000,000
Alfred T. Murata	None
Russell Gannaway	None
Bryan Tsu	$1-$50,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s

Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PCM Fund, Inc.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: August 31, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: August 31, 2023

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: August 31, 2023